                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-07384

                      NICHOLAS APPLEGATE INSTITUTIONAL FUNDS
               (Exact name of registrant as specified in charter)

               600 WEST BROADWAY, 29TH FLOOR, SAN DIEGO, CA 92101
                    (Address of principal executive offices)

                              CHARLES H. FIELD, JR.
                    C/O NICHOLAS-APPLEGATE CAPITAL MANAGEMENT
                          600 WEST BROADWAY, 29TH FLOOR
                               SAN DIEGO, CA 92101
                     (Name and address of agent for service)

                                    Copy to:
                               Deborah A. Wussow
                    c/o Nicholas-Applegate Capital Management
                         600 West Broadway, 29th Floor
                              San Diego, CA 92101

Registrant's telephone number, including area code: (619) 687-2988

Date of fiscal year end: March 31

Date of reporting period: March 31, 2007

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).
The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form
N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget
("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW,
Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


NICHOLAS | APPLEGATE(R)

INSTITUTIONAL FUNDS

MARCH 31, 2007 ANNUAL REPORT

CLASS I, II, III & IV SHARES

U.S. MICRO CAP

U.S. EMERGING GROWTH

U.S. SMALL CAP VALUE

U.S. SYSTEMATIC LARGE CAP GROWTH

U.S. SYSTEMATIC MID CAP GROWTH

U.S. CONVERTIBLE

GLOBAL SELECT

INTERNATIONAL GROWTH

INTERNATIONAL GROWTH OPPORTUNITIES

EMERGING MARKETS

INTERNATIONAL SYSTEMATIC

INTERNATIONAL ALL CAP GROWTH

U.S. HIGH YIELD BOND

[A company of Allianz LOGO]
Global Investors


LETTER TO SHAREHOLDERS

Dear Fellow Shareholder,

Equity markets around the world registered gains during the twelve months ended
March 31, 2007. Key themes influencing stock prices were strength in the global economy and corporate profits, tighter monetary policy from central banks worldwide, a decline in the price of oil, and unprecedented merger and acquisition activity.

In this annual report, we review the performance of the financial markets and our mutual funds from April 1 through March 31. In addition, we share our perspective on the dynamics shaping the investment landscape and our outlook for the months ahead.

In the United States, the S&P 500 Index, a measure of the broad equity market, gained 11.83%. GDP growth slowed from a blistering 5.6% annual pace in the first quarter of 2006; however, the economy remained healthy, expanding 3.3% for the full calendar year. The Federal Reserve held interest rates steady from August through March, seeking to balance the risks of slower growth and high core inflation, which excludes food and energy prices. Investors' optimism that the
Fed had engineered a soft landing for the economy helped drive this period's stock market advance. Strong corporate profits also contributed to rising equity prices, with S&P 500 companies reporting their fourteenth straight quarter of double-digit earnings growth.

In developed markets overseas, the MSCI EAFE Index rose 11.69% in local currencies and 20.69% in U.S. dollar terms. The difference in returns was mainly due to the strengthening of the euro and the British pound versus the U.S.
dollar. The euro and pound rose approximately 10% and 13%, respectively, buoyed by interest rate increases from the European Central Bank and Bank of England.
Monetary tightening reflected policymakers' desire to control inflation, as well as the ability of economies throughout the region to withstand higher rates.
Eurozone GDP growth was 2.7% in 2006 -- nearly double the 2005 pace -- and the
U.K. economy also expanded 2.7% last year. Robust growth was a driving force behind the 13.69% increase in the MSCI Europe Index in local currencies. Gains were more subdued in Japan, with the MSCI Japan Index rising only 3.16% in yen and 3.09% in U.S. dollars. While the country's economy posted its eighth consecutive quarter of growth, core inflation figures were soft and consumer spending was sluggish throughout much of the period. The fiscal year ended on a positive note, when the government reported that the Japanese economy grew at a
5.5% annual clip in the fourth quarter of 2006. The Bank of Japan responded by raising interest rates for the second time in less than a year.

Emerging market equities turned in the best results this period, with the MSCI
Emerging Markets Index gaining 20.26% in local currencies and 21.03% in U.S.
dollars. Stock prices climbed higher amid rapid economic growth in many countries, underpinned by favorable trends in domestic consumption and high commodity prices. Growth was particularly strong in emerging Asia, led by China and India where GDP expanded 10.7% and 9.2%, respectively, in 2006.

Globally, equity markets benefited from a steep drop in the price of oil. After hitting an all-time high of $78.40 a barrel in July, crude fell to $49.90 in
January on rising U.S. stockpiles and mild winter weather in the United States.
A record dollar volume of mergers and acquisitions lent further support to stock prices. Across the globe, $4.0 trillion of companies traded hands during the fiscal year, as corporate balance sheets and private equity funds were flush with cash and borrowing costs were low.

In this environment, seven of our thirteen mutual funds outperformed or performed broadly in line with their benchmarks. Relative results were consistently strong among our U.S. equity funds, led by the U.S. Systematic
Large Cap Growth Fund and the U.S. Systematic Mid Cap Growth Fund. All of our
non-U.S. equity funds trailed their benchmarks except the Emerging Markets Fund.
Over longer time periods, however, these portfolios have outperformed.

Two of our funds recently celebrated ten-year anniversaries: the U.S. Systematic
Large Cap Growth Fund and the International Growth Fund. The U.S. Systematic
Large Cap Growth Fund gained 7.57% on an annualized basis from its December 27,
1996 inception through March 31, 2007, outperforming the Russell 1000 Growth
Index, which rose 5.27%. The International Growth Fund gained 10.67% on an annualized basis from its December 27, 1996 inception through March 31, 2007, outpacing the 8.26% increase in the MSCI EAFE Index.

Throughout the period, Nicholas-Applegate continued to bring high-caliber investment talent and the latest technology to bear on the management of the funds. We are currently implementing a new trading system that will enhance our ability to control portfolio risk and transaction costs as we seek best overall execution. We have a permanent address in London as of October 2006, and we are expanding the team of senior investment professionals there. We have also added several U.S.-based professionals to our traditional and systematic investment teams. In particular, we have rebuilt our systematic team following turnover in the spring of 2006. The team continues to refine our proprietary stock selection models by incorporating new factors that we believe, based on extensive research and testing, to be good predictors of excess returns. These efforts are bearing fruit, illustrated by this period's generally strong performance of the funds we manage using systematic processes. We are pleased to report that a new strategy applying our systematic approach to emerging market equities was in the final stages of development at March 31.

Looking ahead, we think that the global economy will continue to grow but at a slower rate. The ominous clouds overhanging the U.S. economy have been well charted and include persistent weakness in the housing market and a recent rebound in the price of oil. We believe sluggish growth and stabilizing inflation will prompt the Federal Reserve to stand pat, or possibly cut, interest rates later in 2007. In contrast, the European Central Bank, Bank of
England and Bank of Japan will likely continue raising rates. We expect growth in U.S. corporate earnings of around 5-7%, with stronger growth of 10-12%
internationally. Against this backdrop, we believe that equity market returns will be more modest than they have been during the past twelve months.

In our view, this type of environment is ideal for security selection, particularly for investing in companies where positive change is leading to increased earnings estimates. We are especially optimistic in our outlook for companies in growth sectors of the market, such as information technology, health care and telecommunication services. Yield curves are flattening or inverting in most major developed economies, conditions which are more conducive to high-quality growth stocks.

On behalf of everyone at Nicholas-Applegate, thank you for your participation in the Nicholas-Applegate Institutional Funds. We appreciate the trust you have placed in us.

Best Regards,

/s/ Horacio A. Valeiras
--------------------------------------
Horacio A. Valeiras, CFA
President and Chief Investment Officer
March 31, 2007


TABLE OF CONTENTS

THE FUNDS' REVIEW AND OUTLOOK, PERFORMANCE AND
SCHEDULE OF INVESTMENTS
   U.S. Micro Cap                                                              1
   U.S. Emerging Growth                                                        6
   U.S. Small Cap Value                                                       11
   U.S. Systematic Large Cap Growth                                           15
   U.S. Systematic Mid Cap Growth                                             19
   U.S. Convertible                                                           23
   Global Select                                                              28
   International Growth                                                       32
   International Growth Opportunities                                         36
   Emerging Markets                                                           40
   International Systematic                                                   44
   International All Cap Growth                                               48
   U.S. High Yield Bond                                                       51

THE FUNDS':
   Financial Highlights                                                       56
   Statements of Assets and Liabilities                                       64
   Statements of Operations                                                   66
   Statements of Changes in Net Assets                                        68
   Notes to Financial Statements                                              72
   Shareholder Expense Example                                                81
   Supplementary Information                                                  84

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION TO SHAREHOLDERS AND TO OTHERS ONLY
WHEN PRECEDED OR ACCOMPANIED BY A CURRENTLY EFFECTIVE PROSPECTUS FOR
NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS CLASS I, II, III & IV SHARES.
DISTRIBUTOR: NICHOLAS-APPLEGATE SECURITIES.


U.S. MICRO CAP FUND

MANAGEMENT TEAM: JOHN C. MCCRAW, Portfolio Manager; TRAVIS T. PRENTICE,
Portfolio Manager; MONTIE L. WEISENBERGER, Portfolio Manager; K. MATHEW AXLINE,
CFA, Analyst; STEPHEN W. LYFORD, Analyst; JOSHUA M. MOSS, Analyst

CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

GOAL: The U.S. Micro Cap Fund seeks to maximize long-term capital appreciation by investing primarily in U.S. companies with "micro" market capitalizations that offer superior growth prospects.

MARKET OVERVIEW: Prices of U.S. micro-cap growth stocks, as measured by the
Russell Microcap Growth Index, fell modestly between April 1, 2006 and March 31,
2007. Losses were concentrated early in the fiscal year amid worries that rising inflation would cause the Federal Reserve to keep tightening monetary policy and, by doing so, tip the economy into a recession. The index staged a comeback in August, lifted by:

     -    The Fed's decision to leave interest rates unchanged at its August meeting because the economy was cooling

     -    A steep drop in the price of oil, which closed the period below $66 a barrel after hitting an all-time high of $78.40 in mid-July

     -    Brisk merger and acquisition activity and healthy corporate profit growth

Several months of back-to-back gains were unable to erase earlier losses, however. Within the micro-cap growth market, stocks in defensive sectors, such as financials, tended to outperform stocks in cyclical groups, such as materials
-- consistent with the slowing economy. One notable exception was health care, which is typically viewed as a defensive sector. The health care stocks in the index underperformed, weighed down by a double-digit loss from the volatile biotechnology industry.

PERFORMANCE: The Fund's Class I shares lost 1.35% during the twelve months ended
March 31, 2007 but outperformed the 1.97% decline in the Russell Microcap Growth
Index.

PORTFOLIO SPECIFICS: Overall, stock selection added value relative to the index and was especially strong in the consumer discretionary, industrials and health care sectors. Top-performing holdings included INVESTools, a provider of investor education products that announced it was merging with an online broker;
Force Protection, a producer of blast-resistant armored vehicles with a strong order backlog; and Cynosure, a manufacturer of cosmetic lasers that received FDA approval of its new liposuction product. Sector allocations, which are a residual of the Fund's bottom-up stock selection process, also benefited relative performance. An overweight in financials and an underweight in health care were particularly helpful.

Stock selection in the information technology sector had the largest negative impact on results versus the index. Within information technology, holdings in various industries underperformed, including communications equipment, IT services and electronic equipment/instruments. Stock selection in utilities and financials also detracted.

MARKET OUTLOOK: Cash on corporate balance sheets and in private equity funds should continue to drive merger and acquisition activity, lending support to prices of micro-cap growth stocks. That said, corporate profit growth is slowing, the housing market remains weak and the Fed is facing the difficult combination of moderating economic growth and stubborn inflationary pressures.

Despite these headwinds, we remain optimistic in our outlook for the Fund given our focus on bottom-up stock selection. Through in-depth research on individual companies, we believe we can identify stocks with exciting growth prospects in any type of investment environment.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN U.S. MICRO CAP FUND
CLASS I AND II SHARES WITH THE RUSSELL 2000 GROWTH/RUSSELL MICROCAP GROWTH INDEX
AND RUSSELL 2000 GROWTH INDEX.

                                     [CHART]


                           RUSSELL    RUSSELL 2000
             U.S. MICRO     2000     GROWTH/RUSSELL
              CAP FUND     GROWTH    MICROCAP GROWTH
               CLASS I      INDEX         INDEX
             ----------   --------   ---------------
 7/12/1995   $  250,000   $250,000       $250,000
 7/31/1995   $  261,400   $258,350       $258,350
 8/31/1995   $  266,210   $261,538       $261,538
 9/30/1995   $  275,607   $266,923       $266,923
10/31/1995   $  270,205   $253,793       $253,793
11/30/1995   $  278,203   $264,996       $264,996
12/31/1995   $  286,994   $270,868       $270,868
 1/31/1996   $  284,584   $268,625       $268,625
 2/29/1996   $  301,374   $280,874       $280,874
 3/31/1996   $  316,985   $286,427       $286,427
 4/30/1996   $  365,199   $308,416       $308,416
 5/31/1996   $  408,803   $324,232       $324,232
 6/30/1996   $  371,602   $303,163       $303,163
 7/31/1996   $  318,983   $266,153       $266,153
 8/31/1996   $  340,579   $285,856       $285,856
 9/30/1996   $  359,583   $300,578       $300,578
10/31/1996   $  349,191   $287,611       $287,611
11/30/1996   $  361,133   $295,610       $295,610
12/31/1996   $  369,403   $301,374       $301,374
 1/31/1997   $  384,696   $308,902       $308,902
 2/28/1997   $  358,960   $290,248       $290,248
 3/31/1997   $  329,346   $269,765       $269,765
 4/30/1997   $  319,630   $266,644       $266,644
 5/31/1997   $  374,799   $306,720       $306,720
 6/30/1997   $  408,905   $317,121       $317,121
 7/31/1997   $  444,848   $333,370       $333,370
 8/31/1997   $  477,277   $343,375       $343,375
 9/30/1997   $  522,714   $370,776       $370,776
10/31/1997   $  488,215   $348,507       $348,507
11/30/1997   $  483,382   $340,199       $340,199
12/31/1997   $  480,917   $340,390       $340,390
 1/31/1998   $  473,366   $335,849       $335,849
 2/28/1998   $  510,005   $365,501       $365,501
 3/31/1998   $  556,211   $380,834       $380,834
 4/30/1998   $  565,555   $383,168       $383,168
 5/31/1998   $  533,375   $355,331       $355,331
 6/30/1998   $  542,016   $358,962       $358,962
 7/31/1998   $  498,709   $328,989       $328,989
 8/31/1998   $  371,039   $253,045       $253,045
 9/30/1998   $  402,912   $278,701       $278,701
10/31/1998   $  416,691   $293,239       $293,239
11/30/1998   $  459,652   $315,985       $315,985
12/31/1998   $  521,475   $344,579       $344,579
 1/31/1999   $  536,650   $360,078       $360,078
 2/28/1999   $  472,896   $327,138       $327,138
 3/31/1999   $  479,517   $338,790       $338,790
 4/30/1999   $  516,488   $368,709       $368,709
 5/31/1999   $  495,157   $369,292       $369,292
 6/30/1999   $  544,425   $388,746       $388,746
 7/31/1999   $  539,688   $376,726       $376,726
 8/31/1999   $  560,790   $362,636       $362,636
 9/30/1999   $  582,324   $369,632       $369,632
10/31/1999   $  633,977   $379,098       $379,098
11/30/1999   $  750,882   $419,184       $419,184
12/31/1999   $  963,682   $493,065       $493,065
 1/31/2000   $1,001,747   $488,474       $488,474
 2/29/2000   $1,347,650   $602,123       $602,123
 3/31/2000   $1,207,225   $538,828       $538,828
 4/30/2000   $  988,114   $484,422       $484,422
 5/31/2000   $  853,039   $442,006       $442,006
 6/30/2000   $1,112,960   $499,104       $499,104
 7/31/2000   $  993,205   $456,331       $456,331
 8/31/2000   $1,094,214   $504,333       $503,607
 9/30/2000   $1,048,257   $479,277       $478,326
10/31/2000   $  913,451   $440,374       $430,541
11/30/2000   $  728,660   $360,416       $349,083
12/31/2000   $  764,437   $382,470       $354,040
 1/31/2001   $  805,029   $413,427       $403,004
 2/28/2001   $  688,058   $356,754       $348,800
 3/31/2001   $  622,693   $324,318       $322,326
 4/30/2001   $  701,152   $364,024       $356,782
 5/31/2001   $  748,620   $372,455       $378,653
 6/30/2001   $  794,735   $382,612       $402,925
 7/31/2001   $  757,541   $349,971       $371,174
 8/31/2001   $  725,876   $328,098       $346,937
 9/30/2001   $  618,519   $275,143       $294,792
10/31/2001   $  659,774   $301,612       $320,026
11/30/2001   $  690,718   $326,796       $346,748
12/31/2001   $  738,170   $347,156       $372,824
 1/31/2002   $  727,836   $334,797       $363,019
 2/28/2002   $  689,988   $313,136       $335,066
 3/31/2002   $  748,430   $340,347       $363,044
 4/30/2002   $  749,777   $332,996       $354,730
 5/31/2002   $  720,236   $313,515       $333,979
 6/30/2002   $  696,828   $286,929       $314,474
 7/31/2002   $  557,881   $242,828       $263,530
 8/31/2002   $  550,294   $242,707       $263,872
 9/30/2002   $  513,809   $225,183       $242,340
10/31/2002   $  525,524   $236,578       $251,210
11/30/2002   $  559,210   $260,023       $279,094
12/31/2002   $  517,269   $242,081       $264,609
 1/31/2003   $  505,579   $235,496       $261,751
 2/28/2003   $  492,485   $229,209       $253,297
 3/31/2003   $  511,741   $232,670       $257,907
 4/30/2003   $  566,088   $254,680       $282,872
 5/31/2003   $  644,491   $283,383       $322,191
 6/30/2003   $  694,697   $288,852       $339,300
 7/31/2003   $  766,250   $310,689       $367,496
 8/31/2003   $  812,992   $327,373       $384,474
 9/30/2003   $  822,585   $319,091       $391,356
10/31/2003   $  916,113   $346,660       $426,461
11/30/2003   $  955,964   $357,961       $442,538
12/31/2003   $  951,184   $359,572       $449,442
 1/31/2004   $1,028,896   $378,450       $478,521
 2/29/2004   $1,032,291   $377,882       $475,793
 3/31/2004   $1,008,858   $379,658       $470,797
 4/30/2004   $  951,050   $360,599       $442,691
 5/31/2004   $  960,656   $367,775       $440,876
 6/30/2004   $  964,114   $379,985       $454,895
 7/31/2004   $  866,450   $345,901       $405,721
 8/30/2004   $  827,286   $338,464       $397,728
 9/30/2004   $  858,888   $357,181       $416,223
10/31/2004   $  861,637   $365,860       $422,133
11/30/2004   $  954,349   $396,775       $461,349
12/31/2004   $1,008,556   $411,020       $484,971
 1/31/2005   $  949,253   $392,483       $461,837
 2/28/2005   $  964,441   $397,860       $461,283
 3/31/2005   $  927,599   $382,940       $438,865
 4/30/2005   $  887,156   $358,585       $410,646
 5/31/2005   $  931,957   $383,865       $436,311
 6/30/2005   $  987,595   $396,264       $453,066
 7/31/2005   $1,064,924   $423,963       $487,952
 8/31/2005   $1,055,552   $417,985       $481,950
 9/30/2005   $1,071,491   $421,287       $488,022
10/31/2005   $1,030,989   $405,699       $468,697
11/30/2005   $1,098,828   $428,662       $493,350
12/31/2005   $1,113,662   $428,019       $494,929
 1/31/2006   $1,223,915   $469,323       $545,016
 2/28/2006   $1,208,371   $466,836       $544,416
 3/31/2006   $1,289,815   $489,524       $566,029
 4/30/2006   $1,297,167   $488,104       $558,841
 5/31/2006   $1,206,884   $453,742       $518,269
 6/30/2006   $1,193,609   $454,014       $511,635
 7/31/2006   $1,127,721   $430,450       $485,798
 8/31/2006   $1,132,909   $443,063       $498,866
 9/30/2006   $1,139,593   $446,076       $499,215
10/31/2006   $1,195,889   $475,026       $532,912
11/30/2006   $1,229,254   $486,379       $545,648
12/31/2006   $1,255,806   $485,212       $551,323
 1/31/2007   $1,284,815   $494,237       $560,365
 2/28/2007   $1,258,220   $492,655       $554,929
 3/31/2007   $1,272,312   $497,187       $554,874


Annualized Total Returns As of 3/31/2007

                                                    1 YEAR   5 YEARS   10 YEARS
-------------------------------------------------------------------------------
U.S. Micro Cap Fund Class I                         -1.35%    11.20%    14.47%
-------------------------------------------------------------------------------
Russell 2000 Growth/Russell Microcap Growth Index   -1.97%     8.85%     7.41%
-------------------------------------------------------------------------------
Russell 2000 Growth Index                            1.57%     7.74%     6.25%
-------------------------------------------------------------------------------

                                        1


                                     [CHART]


             U.S. MICRO CAP   RUSSELL 2000 GROWTH/RUSSELL   RUSSELL 2000
              FUND CLASS I       MICROCAP GROWTH INDEX      GROWTH INDEX
             --------------   ---------------------------   ------------
 7/12/1995     $  250,000               $250,000              $250,000
 7/31/1995     $  261,400               $258,350              $258,350
 8/31/1995     $  266,210               $261,538              $261,538
 9/30/1995     $  275,607               $266,923              $266,923
10/31/1995     $  270,205               $253,793              $253,793
11/30/1995     $  278,203               $264,996              $264,996
12/31/1995     $  286,994               $270,868              $270,868
 1/31/1996     $  284,584               $268,625              $268,625
 2/29/1996     $  301,374               $280,874              $280,874
 3/31/1996     $  316,985               $286,427              $286,427
 4/30/1996     $  365,199               $308,416              $308,416
 5/31/1996     $  408,803               $324,232              $324,232
 6/30/1996     $  371,602               $303,163              $303,163
 7/31/1996     $  318,983               $266,153              $266,153
 8/31/1996     $  340,579               $285,856              $285,856
 9/30/1996     $  359,583               $300,578              $300,578
10/31/1996     $  349,191               $287,611              $287,611
11/30/1996     $  361,133               $295,610              $295,610
12/31/1996     $  369,403               $301,374              $301,374
 1/31/1997     $  384,696               $308,902              $308,902
 2/28/1997     $  358,960               $290,248              $290,248
 3/31/1997     $  329,346               $269,765              $269,765
 4/30/1997     $  319,630               $266,644              $266,644
 5/31/1997     $  374,799               $306,720              $306,720
 6/30/1997     $  408,905               $317,121              $317,121
 7/31/1997     $  444,848               $333,370              $333,370
 8/31/1997     $  477,277               $343,375              $343,375
 9/30/1997     $  522,714               $370,776              $370,776
10/31/1997     $  488,215               $348,507              $348,507
11/30/1997     $  483,382               $340,199              $340,199
12/31/1997     $  480,917               $340,390              $340,390
 1/31/1998     $  473,366               $335,849              $335,849
 2/28/1998     $  510,005               $365,501              $365,501
 3/31/1998     $  556,211               $380,834              $380,834
 4/30/1998     $  565,555               $383,168              $383,168
 5/31/1998     $  533,375               $355,331              $355,331
 6/30/1998     $  542,016               $358,962              $358,962
 7/31/1998     $  498,709               $328,989              $328,989
 8/31/1998     $  371,039               $253,045              $253,045
 9/30/1998     $  402,912               $278,701              $278,701
10/31/1998     $  416,691               $293,239              $293,239
11/30/1998     $  459,652               $315,985              $315,985
12/31/1998     $  521,475               $344,579              $344,579
 1/31/1999     $  536,650               $360,078              $360,078
 2/28/1999     $  472,896               $327,138              $327,138
 3/31/1999     $  479,517               $338,790              $338,790
 4/30/1999     $  516,488               $368,709              $368,709
 5/31/1999     $  495,157               $369,292              $369,292
 6/30/1999     $  544,425               $388,746              $388,746
 7/31/1999     $  539,688               $376,726              $376,726
 8/31/1999     $  560,790               $362,636              $362,636
 9/30/1999     $  582,324               $369,632              $369,632
10/31/1999     $  633,977               $379,098              $379,098
11/30/1999     $  750,882               $419,184              $419,184
12/31/1999     $  963,682               $493,065              $493,065
 1/31/2000     $1,001,747               $488,474              $488,474
 2/29/2000     $1,347,650               $602,123              $602,123
 3/31/2000     $1,207,225               $538,828              $538,828
 4/30/2000     $  988,114               $484,422              $484,422
 5/31/2000     $  853,039               $442,006              $442,006
 6/30/2000     $1,112,960               $499,104              $499,104
 7/31/2000     $  993,205               $456,331              $456,331
 8/31/2000     $1,094,214               $504,333              $503,607
 9/30/2000     $1,048,257               $479,277              $478,326
10/31/2000     $  913,451               $440,374              $430,541
11/30/2000     $  728,660               $360,416              $349,083
12/31/2000     $  764,437               $382,470              $354,040
 1/31/2001     $  805,029               $413,427              $403,004
 2/28/2001     $  688,058               $356,754              $348,800
 3/31/2001     $  622,693               $324,318              $322,326
 4/30/2001     $  701,152               $364,024              $356,782
 5/31/2001     $  748,620               $372,455              $378,653
 6/30/2001     $  794,735               $382,612              $402,925
 7/31/2001     $  757,541               $349,971              $371,174
 8/31/2001     $  725,876               $328,098              $346,937
 9/30/2001     $  618,519               $275,143              $294,792
10/31/2001     $  659,774               $301,612              $320,026
11/30/2001     $  690,718               $326,796              $346,748
12/31/2001     $  738,170               $347,156              $372,824
 1/31/2002     $  727,836               $334,797              $363,019
 2/28/2002     $  689,988               $313,136              $335,066
 3/31/2002     $  748,430               $340,347              $363,044
 4/30/2002     $  749,777               $332,996              $354,730
 5/31/2002     $  720,236               $313,515              $333,979
 6/30/2002     $  696,828               $286,929              $314,474
 7/31/2002     $  557,881               $242,828              $263,530
 8/31/2002     $  550,294               $242,707              $263,872
 9/30/2002     $  513,809               $225,183              $242,340
10/31/2002     $  525,524               $236,578              $251,210
11/30/2002     $  559,210               $260,023              $279,094
12/31/2002     $  517,269               $242,081              $264,609
 1/31/2003     $  505,579               $235,496              $261,751
 2/28/2003     $  492,485               $229,209              $253,297
 3/31/2003     $  511,741               $232,670              $257,907
 4/30/2003     $  566,088               $254,680              $282,872
 5/31/2003     $  644,491               $283,383              $322,191
 6/30/2003     $  694,697               $288,852              $339,300
 7/31/2003     $  766,250               $310,689              $367,496
 8/31/2003     $  812,992               $327,373              $384,474
 9/30/2003     $  822,585               $319,091              $391,356
10/31/2003     $  916,113               $346,660              $426,461
11/30/2003     $  955,964               $357,961              $442,538
12/31/2003     $  951,184               $359,572              $449,442
 1/31/2004     $1,028,896               $378,450              $478,521
 2/29/2004     $1,032,291               $377,882              $475,793
 3/31/2004     $1,008,858               $379,658              $470,797
 4/30/2004     $  951,050               $360,599              $442,691
 5/31/2004     $  960,656               $367,775              $440,876
 6/30/2004     $  964,114               $379,985              $454,895
 7/31/2004     $  866,450               $345,901              $405,721
 8/30/2004     $  827,286               $338,464              $397,728
 9/30/2004     $  858,888               $357,181              $416,223
10/31/2004     $  862,324               $365,860              $422,133
11/30/2004     $  955,110               $396,775              $461,349
12/31/2004     $1,009,360               $411,020              $484,971
 1/31/2005     $  950,111               $392,483              $461,837
 2/28/2005     $  965,313               $397,860              $461,283
 3/31/2005     $  929,113               $382,940              $438,865
 4/30/2005     $  888,604               $358,585              $410,646
 5/31/2005     $  933,390               $383,865              $436,311
 6/30/2005     $  989,766               $396,264              $453,066
 7/31/2005     $1,067,166               $423,963              $487,952
 8/31/2005     $1,057,775               $417,985              $481,950
 9/30/2005     $1,074,382               $421,287              $488,022
10/31/2005     $1,033,878               $405,699              $468,697
11/30/2005     $1,101,700               $428,662              $493,350
12/31/2005     $1,117,234               $428,019              $494,929
 1/31/2006     $1,228,176               $469,323              $545,016
 2/28/2006     $1,212,578               $466,836              $544,416
 3/31/2006     $1,294,669               $489,524              $566,029
 4/30/2006     $1,302,826               $488,104              $558,841
 5/31/2006     $1,212,540               $453,742              $518,269
 6/30/2006     $1,199,202               $454,014              $511,635
 7/31/2006     $1,132,646               $430,450              $485,798
 8/31/2006     $1,138,536               $443,063              $498,866
 9/30/2006     $1,145,139               $446,076              $499,215
10/31/2006     $1,201,366               $475,026              $532,912
11/30/2006     $1,235,485               $486,379              $545,648
12/31/2006     $1,262,789               $485,212              $551,323
 1/31/2007     $1,292,591               $494,237              $560,365
 2/28/2007     $1,266,093               $492,655              $554,929
 3/31/2007     $1,280,146               $497,187              $554,874


Annualized Total Returns As of 3/31/2007

                                                    1 YEAR   5 YEARS   10 YEARS
-------------------------------------------------------------------------------
U.S. Micro Cap Fund Class II                        -1.11%    11.33%    14.54%
-------------------------------------------------------------------------------
Russell 2000 Growth/Russell Microcap Growth Index   -1.97%     8.85%     7.41%
-------------------------------------------------------------------------------
Russell 2000 Growth Index                            1.57%     7.74%     6.25%
-------------------------------------------------------------------------------

THE GRAPHS ABOVE SHOW THE VALUE OF A HYPOTHETICAL $250,000 INVESTMENT IN THE
FUND'S CLASS I AND II SHARES COMPARED WITH THE RUSSELL 2000 GROWTH INDEX AND A
BLENDED INDEX COMPRISED OF THE RUSSELL 2000 GROWTH INDEX/RUSSELL MICROCAP GROWTH
INDEX. THE FUND'S CLASS I AND II SHARES CALCULATE THEIR PERFORMANCE BASED UPON
THE HISTORICAL PERFORMANCE OF THEIR CORRESPONDING SERIES OF NICHOLAS-APPLEGATE
MUTUAL FUNDS (RENAMED ING MUTUAL FUNDS), ADJUSTED TO REFLECT ALL FEES AND
EXPENSES APPLICABLE TO CLASS I AND II SHARES. THE NICHOLAS-APPLEGATE
INSTITUTIONAL FUNDS' CLASS I SHARES WERE FIRST AVAILABLE ON MAY 7, 1999 AND
CLASS II SHARES ON SEPTEMBER 30, 2004. THE HISTORICAL PERFORMANCE OF CLASS II
SHARES INCLUDES THE PERFORMANCE OF CLASS I SHARES FOR PERIODS PRIOR TO THE
INCEPTION OF CLASS II SHARES. AVERAGE ANNUAL TOTAL RETURN FIGURES INCLUDE
CHANGES IN PRINCIPAL VALUE, REINVESTMENT DIVIDENDS, AND CAPITAL GAIN
DISTRIBUTIONS. THE TOTAL RETURNS SHOWN ABOVE DO NOT SHOW THE EFFECTS OF INCOME
TAXES ON AN INDIVIDUAL'S INVESTMENT. IN MOST CASES, TAXES MAY REDUCE YOUR ACTUAL
INVESTMENT RETURNS ON INCOME OR GAINS PAID BY THE FUND OR ANY GAINS YOU MAY
REALIZE IF YOU SELL YOUR SHARES. PAST PERFORMANCE CANNOT GUARANTEE FUTURE
RESULTS.

THE RUSSELL 2000 GROWTH INDEX IS AN UNMANAGED INDEX COMPRISED OF THOSE RUSSELL
2000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH
VALUES. THE RUSSELL 2000 GROWTH INDEX IS AN UNMANAGED INDEX GENERALLY
REPRESENTATIVE OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX, WHICH
REPRESENTS APPROXIMATELY 10% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL
3000 INDEX.

THE RUSSELL MICROCAP GROWTH INDEX ISOLATES THE SECURITIES IN THE RUSSELL
MICROCAP INDEX WITH PURELY GROWTH CHARACTERISTICS. THE RUSSELL MICROCAP INDEX IS
A NEW INDEX (AUGUST 2000) AND THEREFORE HAS LESS PERFORMANCE HISTORY THAN THE
FUND'S CLASS I SHARES (JULY 1995) THE BLENDED INDEX REPRESENTS THE RUSSELL 2000
GROWTH PERFORMANCE UP TO THE INCEPTION OF THE RUSSELL MICROCAP GROWTH INDEX.
INDEX PERFORMANCE THEREAFTER IS THAT OF THE RUSSELL MICROCAP GROWTH INDEX.

THE INDEXES DIFFER FROM THE FUND IN COMPOSITION, DO NOT PAY MANAGEMENT FEES OR
EXPENSES AND INCLUDES REINVESTED DIVIDENDS. ONE CANNOT INVEST DIRECTLY IN AN
INDEX. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL
VALUE WILL FLUCTUATE WITH MARKET CONDITIONS. YOU MAY HAVE A GAIN OR LOSS WHEN
YOU SELL YOUR SHARES.

                                        2


SCHEDULE OF INVESTMENTS
As of March 31, 2007

                                                          NUMBER OF
                                                            SHARES       VALUE
--------------------------------------------------------------------------------
COMMON STOCK - 99.6%
ADVERTISING SERVICES - 0.7%
   Greenfield Online, Inc.*,##                              37,100    $  589,890
                                                                      ----------
AEROSPACE/DEFENSE-EQUIPMENT - 0.7%
   Innovative Solutions & Support, Inc.*,##                 25,200       638,064
                                                                      ----------
AIRLINES - 0.7%
   Allegiant Travel Co.*,##                                 19,700       620,550
                                                                      ----------
ALTERNATIVE WASTE TECH - 0.9%
   Darling International, Inc.*                            123,500       802,750
                                                                      ----------
APPAREL MANUFACTURERS - 0.6%
   G-III Apparel Group, Ltd.*                               28,600       544,830
                                                                      ----------
APPLICATIONS SOFTWARE - 2.8%
   Actuate Corp.*,##                                       112,000       584,640
   Applix, Inc.*                                            52,600       705,366
   Callidus Software, Inc.*,##                              78,400       588,000
   Sonic Foundry, Inc.*,##                                 135,100       540,400
                                                                      ----------
                                                                       2,418,406
                                                                      ----------
AUCTION HOUSE/ART DEALER - 1.1%
   Premier Exhibitions, Inc.*,##                            77,800       921,930
                                                                      ----------
AUDIO/VIDEO PRODUCTS - 1.8%
   DTS, Inc.*,##                                            26,300       637,249
   Universal Electronics, Inc.*,##                          33,700       938,882
                                                                      ----------
                                                                       1,576,131
                                                                      ----------
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL - 2.6%
   Amerigon, Inc.*,##                                       59,300       738,285
   Spartan Motors, Inc.                                     32,200       747,362
   Titan International, Inc.##                              31,600       800,428
                                                                      ----------
                                                                       2,286,075
                                                                      ----------
AUTO-MEDIUM & HEAVY DUTY TRUCKS - 0.6%
   Force Protection, Inc.*,##                               28,000       525,280
                                                                      ----------
B2B/E-COMMERCE - 0.8%
   i2 Technologies, Inc.*,##                                29,900       717,600
                                                                      ----------
BEVERAGES-NON-ALCOHOLIC - 0.8%
   Jones Soda Co.*,##                                       36,300       733,986
                                                                      ----------
BREWERY - 0.7%
   Boston Beer Co., Inc.*                                   18,500       616,975
                                                                      ----------
BROADCAST SERVICES/PROGRAMMING - 0.5%
   DG FastChannel, Inc.*                                    27,700       460,651
                                                                      ----------
BUILDING PRODUCTS-DOORS & WINDOWS - 0.8%
   Apogee Enterprises, Inc.##                               35,100       703,404
                                                                      ----------
CABLE TV - 0.9%
   Lodgenet Entertainment Corp.*                            25,000       768,000
                                                                      ----------
CASINO HOTELS - 0.7%
   MTR Gaming Group, Inc.*                                  45,000       588,600
                                                                      ----------
CHEMICALS-PLASTICS - 1.4%
   Landec Corp.*,##                                         53,300       755,794
   Metabolix, Inc.*,##                                      27,900       463,977
                                                                      ----------
                                                                       1,219,771
                                                                      ----------
COFFEE - 0.9%
   Green Mountain Coffee Roasters, Inc.*,##                 12,100       762,905
                                                                      ----------
COMMERCIAL SERVICES - 0.9%
   HMS Holdings Corp.*,##                                   34,300       751,170
                                                                      ----------
COMMERCIAL SERVICES-FINANCE - 2.2%
   Clayton Holdings, Inc.*,##                               40,700       624,338
   Dollar Financial Corp.*,##                               26,300       665,390
   PRG-Schultz International, Inc.*,##                      44,100       630,189
                                                                      ----------
                                                                       1,919,917
                                                                      ----------
COMPUTER SERVICES - 1.4%
   eLoyalty Corp.*                                          36,400       691,964
   Tyler Technologies, Inc.                                 43,600       553,720
                                                                      ----------
                                                                       1,245,684
                                                                      ----------
COMPUTER SOFTWARE - 0.7%
   Omniture, Inc.*,##                                       32,500       592,475
                                                                      ----------
COMPUTERS-INTEGRATED SYSTEMS - 0.9%
   Stratasys, Inc.*,##                                      17,700       756,144
                                                                      ----------
COMPUTERS-MEMORY DEVICES - 1.3%
   Silicon Graphics, Inc.*,##                               16,600       500,324
   Smart Modular Technologies WWH, Inc.*                    52,200       667,638
                                                                      ----------
                                                                       1,167,962
                                                                      ----------
COMPUTERS-PERIPHERAL EQUIPMENT - 0.6%
   Sigma Designs, Inc.*,##                                  21,500       564,590
                                                                      ----------
CONSULTING SERVICES - 0.6%
   Huron Consulting Group, Inc.*                             8,800       535,392
                                                                      ----------
DATA PROCESSING/MANAGEMENT - 1.5%
   FalconStor Software, Inc.*,##                            72,800       758,576
   Infocrossing, Inc.*,##                                   36,500       542,755
                                                                      ----------
                                                                       1,301,331
                                                                      ----------
DECISION SUPPORT SOFTWARE - 0.9%
   Interactive Intelligence, Inc.*,##                       26,600       405,384
   QAD, Inc.##                                              36,800       334,880
                                                                      ----------
                                                                         740,264
                                                                      ----------
DISPOSABLE MEDICAL PRODUCTS - 1.3%
   Rochester Medical Corp.*,##                              29,600       674,288
   Volcano Corp.*                                           26,300       473,663
                                                                      ----------
                                                                       1,147,951
                                                                      ----------
DISTRIBUTION/WHOLESALE - 0.5%
   Houston Wire & Cable Co.*,##                             16,800       470,736
                                                                      ----------
DIVERSIFIED MANUFACTURING OPERATIONS - 1.4%
   AZZ, Inc.##                                              13,900       583,800
   Synalloy Corp.                                           22,000       614,240
                                                                      ----------
                                                                       1,198,040
                                                                      ----------
E-COMMERCE/PRODUCTS - 1.5%
   FTD Group, Inc.##                                        36,500       603,345
   Shutterfly, Inc.*,##                                     44,900       720,196
                                                                      ----------
                                                                       1,323,541
                                                                      ----------
EDUCATIONAL SOFTWARE - 0.7%
   INVESTools, Inc.*,##                                     41,800       581,020
                                                                      ----------
ELECTRONIC COMPONENTS-MISCELLANEOUS - 1.7%
   Methode Electronics, Inc. Cl. A,##                       51,000       753,270
   OSI Systems, Inc.*,##                                    29,100       769,404
                                                                      ----------
                                                                       1,522,674
                                                                      ----------
ENTERPRISE SOFTWARE/SERVICES - 1.3%
   Opnet Technologies, Inc.*,##                             29,800       402,598
   Taleo Corp.*                                             44,100       731,178
                                                                      ----------
                                                                       1,133,776
                                                                      ----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                        3


                                                          NUMBER OF
                                                            SHARES       VALUE
--------------------------------------------------------------------------------
ENTERTAINMENT SOFTWARE - 0.1%
   Glu Mobile, Inc.*,##                                      4,400    $   44,000
                                                                      ----------
E-SERVICES/CONSULTING - 0.6%
   SumTotal Systems, Inc.*,##                               69,700       556,206
                                                                      ----------
FINANCE-INVESTMENT BANKERS/BROKERS - 0.7%
   Cowen Group, Inc.*,##                                    36,900       614,016
                                                                      ----------
FINANCE-OTHER SERVICES - 0.7%
   MarketAxess Holdings, Inc.*                              35,300       590,922
                                                                      ----------
FIREARMS & AMMUNITION - 1.3%
   Smith & Wesson Holding Corp.*,##                         37,400       489,566
   Sturm Ruger & Co, Inc.*                                  49,900       671,155
                                                                      ----------
                                                                       1,160,721
                                                                      ----------
FOOD-WHOLESALE/DISTRIBUTION - 0.7%
   Spartan Stores, Inc.                                     24,000       643,200
                                                                      ----------
FOOTWEAR & RELATED APPAREL - 0.5%
   Iconix Brand Group, Inc.*,##                             22,500       459,000
                                                                      ----------
HOUSEWARES - 1.1%
   National Presto Industries, Inc.##                       15,400       949,256
                                                                      ----------
HUMAN RESOURCES - 0.6%
   Kenexa Corp.*                                            16,100       501,193
                                                                      ----------
INDUSTRIAL AUDIO&VIDEO PRODUCTS - 0.7%
   SRS Labs, Inc.*                                          42,900       597,597
                                                                      ----------
INTERNET APPLICATIONS SOFTWARE - 2.6%
   Cybersource Corp.*,##                                    57,100       714,321
   Interwoven, Inc.*,##                                     45,100       762,190
   Vocus, Inc.*,##                                          37,900       762,927
                                                                      ----------
                                                                       2,239,438
                                                                      ----------
INTERNET CONNECTIVITY SERVICES - 0.6%
   Cogent Communications Group, Inc.*,##                    22,300       526,949
                                                                      ----------
INTERNET CONTENT-INFO/NEWS - 0.5%
   The Knot, Inc.*,##                                       18,800       404,764
                                                                      ----------
INTERNET INFRASTRUCTURE SOFTWARE - 0.7%
   SupportSoft, Inc.*,##                                   109,300       616,452
                                                                      ----------
INTERNET SECURITY - 0.9%
   Vasco Data Security International*,##                    43,100       770,197
                                                                      ----------
INVESTMENT COMPANIES - 0.9%
   NexCen Brands, Inc.*,##                                  76,900       762,848
                                                                      ----------
LIGHTING PRODUCTS & SYSTEMS - 0.8%
   Color Kinetics, Inc.*,##                                 34,500       670,335
                                                                      ----------
MACHINERY TOOLS & RELATED PRODUCTS - 0.7%
   Hardinge, Inc.                                           23,200       606,912
                                                                      ----------
MACHINERY-FARM - 0.8%
   Lindsay Corp.##                                          20,900       664,411
                                                                      ----------
MACHINERY-GENERAL INDUSTRY - 0.8%
   DXP Enterprises, Inc.*,##                                18,500       706,700
                                                                      ----------
MEDICAL INFORMATION SYSTEMS - 0.7%
   Phase Forward, Inc.*,##                                  48,100       631,553
                                                                      ----------
MEDICAL INSTRUMENTS - 1.5%
   Conceptus, Inc.*                                         31,500       630,000
   Micrus Endovascular Corp.*,##                            29,000       691,360
                                                                      ----------
                                                                       1,321,360
                                                                      ----------
MEDICAL LASER SYSTEMS - 1.1%
   Cynosure, Inc.*,##                                       33,500       966,475
                                                                      ----------
MEDICAL PRODUCTS - 2.0%
   Hanger Orthopedic Group, Inc.*,##                        60,700       708,369
   Minrad International, Inc.*,##                           87,100       451,178
   Osteotech, Inc.*,##                                      77,600       592,864
                                                                      ----------
                                                                       1,752,411
                                                                      ----------
MEDICAL-BIOMEDICAL/GENETICS - 5.5%
   Acorda Therapeutics, Inc.*,##                            25,500       495,210
   Advanced Magnetics, Inc.*,##                             10,700       644,889
   BioMimetic Therapeutics, Inc.*                           33,400       552,436
   Genomic Health, Inc.*,##                                 24,100       417,894
   GTX, Inc.*,##                                            31,800       648,720
   Incyte Corp.*,##                                         79,100       521,269
   Savient Pharmaceuticals, Inc.*,##                        37,300       448,346
   Seattle Genetics, Inc. *,##                              70,400       576,576
   XOMA, Ltd.*,##                                          175,500       507,195
                                                                      ----------
                                                                       4,812,535
                                                                      ----------
MEDICAL-DRUGS - 1.4%
   Akorn, Inc.                                              98,600       665,550
   Array Biopharma, Inc.*,##                                43,500       552,450
                                                                      ----------
                                                                       1,218,000
                                                                      ----------
MEDICAL-GENERIC DRUGS - 0.6%
   Javelin Pharmaceuticals, Inc.*,##                        85,000       504,050
                                                                      ----------
MEDICAL-NURSING HOMES - 0.7%
   Sun Healthcare Group, Inc.*,##                           52,500       648,375
                                                                      ----------
MEDICAL-OUTPATIENT/HOME MEDICAL CARE - 1.8%
   Gentiva Health Services, Inc.                            35,200       709,984
   LHC Group, Inc.*                                         25,600       830,208
                                                                      ----------
                                                                       1,540,192
                                                                      ----------
METAL PROCESSORS & FABRICATION - 1.9%
   CIRCOR International, Inc.##                             20,300       724,710
   RBC Bearings, Inc.*,##                                   28,600       956,098
                                                                      ----------
                                                                       1,680,808
                                                                      ----------
NON-FERROUS METALS - 0.9%
   Brush Engineered Materials, Inc.*                        16,300       790,061
                                                                      ----------
OIL COMPANIES-EXPLORATION & PRODUCTION - 0.7%
   Arena Resources, Inc.*                                   11,900       596,428
                                                                      ----------
OPTICAL RECOGNITION EQUIPMENT - 0.6%
   Digimarc Corp.*                                          55,400       560,094
                                                                      ----------
PAPER & RELATED PRODUCTS - 0.8%
   Mercer International, Inc.*                              57,300       685,308
                                                                      ----------
POLLUTION CONTROL - 0.7%
   Fuel Tech, Inc.*                                         24,700       608,855
                                                                      ----------
POWER CONVERSION/SUPPLY EQUIPMENT - 0.7%
   Powell Industries, Inc.*                                 20,300       649,600
                                                                      ----------
PRIVATE CORRECTIONS - 1.7%
   Cornell Cos, Inc.*,##                                    39,500       798,690
   The Geo Group, Inc.*,##                                  14,300       648,076
                                                                      ----------
                                                                       1,446,766
                                                                      ----------
PROPERTY/CASUALTY INSURANCE - 0.7%
   Tower Group, Inc.                                        19,000       612,180
                                                                      ----------
REAL ESTATE OPERATION/DEVELOPMENT - 0.6%
   Avatar Holdings, Inc.##                                   7,500       535,800
                                                                      ----------
REITS-APARTMENTS - 0.4%
   Associated Estates Realty Corp.                          22,900       322,661
                                                                      ----------
RESORTS/THEME PARKS - 0.8%
   Great Wolf Resorts, Inc.*,##                             52,000       687,960
                                                                      ----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       4


                                                         NUMBER OF
                                                          SHARES        VALUE
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE - 0.9%
   Eddie Bauer Holdings, Inc.*,##                          69,700    $   792,489
                                                                     -----------
RETAIL-REGIONAL DEPARTMENT STORES - 0.7%
   Gottschalks, Inc.*                                      39,900        569,373
                                                                     -----------
RETAIL-RESTAURANTS - 1.3%
   Benihana, Inc.##                                        18,800        532,792
   Morton's Restaurant Group, Inc.*,##                     34,200        608,418
                                                                     -----------
                                                                       1,141,210
                                                                     -----------
SCHOOLS - 0.8%
   Capella Education Co.*,##                               20,300        680,862
                                                                     -----------
SEISMIC DATA COLLECTION - 1.1%
   Dawson Geophysical Co.*                                 18,500        916,305
                                                                     -----------
SEMICONDUCTOR EQUIPMENT - 0.7%
   Ultra Clean Holdings*                                   36,200        626,260
                                                                     -----------
SPECIFIED PURPOSE ACQUISITION - 0.8%
   Endeavor Acquisition Corp.*,##                          61,300        665,105
                                                                     -----------
STEEL-SPECIALTY - 0.9%
   Universal Stainless & Alloy*                            16,300        773,761
                                                                     -----------
TELECOMMUNICATIONS EQUIPMENT FIBER OPTICS - 1.6%
   C-COR, Inc.*,##                                         57,000        790,020
   Harmonic, Inc.*,##                                      65,300        641,246
                                                                     -----------
                                                                       1,431,266
                                                                     -----------
TELECOMMUNICATIONS SERVICES - 3.4%
   Consolidated Communications Holdings, Inc.              34,200        680,238
   Knology, Inc.*                                          50,200        794,666
   Lightbridge, Inc.*                                      49,300        866,201
   Orbcomm, Inc.*,##                                       46,900        597,975
                                                                     -----------
                                                                       2,939,080
                                                                     -----------
TEXTILE-APPAREL - 1.0%
   Perry Ellis International, Inc.*                        26,300        841,337
                                                                     -----------
THERAPEUTICS - 1.3%
   Alnylam Pharmaceuticals, Inc.*,##                       34,400        619,200
   Inspire Pharmaceuticals, Inc.*,##                       86,200        491,340
                                                                     -----------
                                                                       1,110,540
                                                                     -----------
TRANSACTIONAL SOFTWARE - 0.8%
   Synchronoss Technologies, Inc.*,##                      38,600        671,640
                                                                     -----------
TRANSPORT-MARINE - 1.2%
   Genco Shipping & Trading, Ltd.                          34,200      1,086,876
                                                                     -----------
WATER - 0.8%
   Pico Holdings, Inc.*,##                                 15,500        662,005
                                                                     -----------
WIRELESS EQUIPMENT - 0.8%
   Novatel Wireless, Inc.*,##                              45,000        721,800
--------------------------------------------------------------------------------
Total Common Stock (Cost: $74,657,866)                                86,734,963
--------------------------------------------------------------------------------

                                                      PRINCIPAL
                                                        AMOUNT          VALUE
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 42.7%
MONEY MARKET FUNDS - 41.4%
   Boston Global Investment Trust -
      Enhanced Portfolio, 5.290%**                   $36,010,475   $ 36,010,475
                                                                   ------------
TIME DEPOSIT - 1.3%
   Bank of America London
      4.690%, 04/02/07                                 1,158,275      1,158,275
-------------------------------------------------------------------------------
Total Short Term Investments (Cost: $37,168,750)                     37,168,750
-------------------------------------------------------------------------------
Total Investments - 142.3% (Cost: $111,826,616)                     123,903,713
-------------------------------------------------------------------------------
Liabilities in Excess of Other Assets - (42.3%)                     (36,806,461)
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                $ 87,097,252
-------------------------------------------------------------------------------

*    NON-INCOME PRODUCING SECURITIES.

**   ALL OF THE SECURITY IS PURCHASED WITH CASH COLLATERAL PROCEEDS FROM
     SECURITIES LOANS.

##   ALL OR A PORTION OF THE FUND'S HOLDINGS IN THIS SECURITY WAS ON LOAN AS OF
     03/31/07.

SCHEDULE OF INVESTMENTS BY SECTOR
as of March 31, 2007

                                                                      PERCENT OF
SECTOR                                                                NET ASSETS
--------------------------------------------------------------------------------
Consumer, Non-cyclical                                                    29.6%
Communications                                                            16.2
Industrial                                                                15.3
Consumer, Cyclical                                                        13.8
Technology                                                                13.5
Financial                                                                  4.7
Basic Materials                                                            4.0
Energy                                                                     1.7
Utilities                                                                  0.8
Short Term Investments                                                    42.7
--------------------------------------------------------------------------------
Total Investments                                                        142.3
Liabilities in excess of other assets                                    (42.3)
--------------------------------------------------------------------------------
Net Assets                                                               100.0%
================================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       5


U.S. EMERGING GROWTH FUND

MANAGEMENT TEAM: JOHN C. MCCRAW, Portfolio Manager; TRAVIS T. PRENTICE,
Portfolio Manager; MONTIE L. WEISENBERGER, Portfolio Manager; K. MATHEW AXLINE,
CFA, Analyst; STEPHEN W. LYFORD, Analyst; JOSHUA M. MOSS, Analyst

CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

GOAL: The U.S. Emerging Growth Fund seeks to maximize long-term capital appreciation through investments primarily in U.S. companies with market capitalizations similar to the Russell 2000 Growth Index at time of purchase.

MARKET OVERVIEW: U.S. small-cap growth stocks, as measured by the Russell 2000
Growth Index, delivered modest gains during the twelve months ended March 31,
2007. While finishing the period almost where they had started, small-cap growth stocks took dramatic twists and turns along the way. More specifically:

     -    From April through July, the index fell approximately 12% in response to soaring oil prices and concerns that too many interest rate hikes from the Federal Reserve would put a crimp in economic and earnings growth

     -    The index rallied more than 19% between August and late February, as oil prices retreated and the Fed held rates steady at each of its policy meetings

     -    Near the end of the period, a sell-off in Chinese equities sparked a decline in markets worldwide, and the index tumbled roughly 8% only to rebound to end March with a gain

Within the small-cap growth market, sector returns reflected investors'
diminished risk appetites. The worst-performing sectors were information technology and health care, which includes the volatile biotech industry. The best performers were the defensive utilities and consumer staples sectors.

PERFORMANCE: From April 1, 2006 through March 31, 2007, the Fund's Class I shares gained 1.30% and the Russell 2000 Growth Index rose 1.57%.

PORTFOLIO SPECIFICS: Stock selection added value relative to the index and was strongest in the industrials sector. Two of the Fund's best-performing holdings were TeleTech Holdings, a provider of business services such as claims processing, and General Cable, a manufacturer of cable and wire products.
TeleTech Holdings benefited from expectations that margins would expand, given a strong demand environment and the company's efforts to keep costs low and facility utilization high. General Cable experienced pricing power in its energy cable business, supported by robust spending on infrastructure for transmitting and distributing electric power. Stock selection was also strong in the materials and consumer discretionary sectors, where top performers included
Brush Engineered Materials, a producer of specialty metals, and Crocs, a footwear manufacturer.

While positive overall, stock selection in the information technology and financials sectors weighed on performance versus the index. Relative results were also hurt by sector allocations, which are a byproduct of our bottom-up investment process. An overweight in energy stocks was particularly unfavorable given moderating oil prices.

MARKET OUTLOOK: Cash on corporate balance sheets and in private equity funds should continue to drive merger and acquisition activity, lending support to prices of small-cap growth stocks. That said, corporate profit growth is slowing, the housing market remains weak and the Fed is facing the difficult combination of moderating economic growth and stubborn inflationary pressures.

Despite these headwinds, we remain optimistic in our outlook for the Fund given our focus on bottom-up stock selection. Through in-depth research on individual companies, we believe we can identify stocks with exciting growth prospects in any type of investment environment.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN U.S. EMERGING GROWTH
FUND CLASS I SHARES WITH THE RUSSELL 2000 GROWTH INDEX.

                                     [CHART]


             U.S. EMERGING GROWTH FUND   RUSSELL 2000
                  CLASS I SHARES         GROWTH INDEX
             -------------------------   ------------
 10/1/1993         $  250,000.00          $250,000.00
10/31/1993         $  250,400.00          $257,225.00
11/30/1993         $  237,400.00          $246,820.25
12/31/1993         $  249,920.00          $256,559.78
 1/31/1994         $  257,143.12          $263,389.40
 2/28/1994         $  255,285.75          $262,230.48
 3/31/1994         $  234,854.63          $246,121.67
 4/30/1994         $  235,473.76          $246,498.23
 5/31/1994         $  229,076.14          $240,974.21
 6/30/1994         $  217,519.14          $230,677.38
 7/31/1994         $  222,678.51          $233,964.53
 8/31/1994         $  237,743.88          $251,132.85
 9/30/1994         $  240,633.13          $252,185.09
10/31/1994         $  243,935.13          $254,870.87
11/30/1994         $  231,552.63          $244,558.79
12/31/1994         $  241,146.93          $250,320.60
 1/31/1995         $  231,007.29          $245,221.57
 2/28/1995         $  243,351.19          $256,553.25
 3/31/1995         $  255,254.24          $264,047.17
 4/30/1995         $  259,442.35          $268,018.44
 5/31/1995         $  261,426.19          $271,529.49
 6/30/1995         $  284,571.01          $290,240.58
 7/31/1995         $  312,124.36          $312,861.93
 8/31/1995         $  313,006.06          $316,722.65
 9/30/1995         $  319,618.87          $323,243.97
10/31/1995         $  307,054.54          $307,343.60
11/30/1995         $  320,721.00          $320,909.74
12/31/1995         $  327,708.03          $328,021.10
 1/31/1996         $  323,033.16          $325,305.09
 2/29/1996         $  342,667.60          $340,139.00
 3/31/1996         $  352,952.30          $346,863.55
 4/30/1996         $  389,649.99          $373,492.26
 5/31/1996         $  411,388.11          $392,644.95
 6/30/1996         $  386,377.58          $367,130.88
 7/31/1996         $  341,966.37          $322,311.54
 8/31/1996         $  372,352.99          $346,172.26
 9/30/1996         $  397,129.77          $364,000.14
10/31/1996         $  379,832.77          $348,297.17
11/30/1996         $  383,573.74          $357,983.31
12/31/1996         $  389,595.30          $364,963.99
 1/31/1997         $  394,412.55          $374,080.79
 2/28/1997         $  351,960.52          $351,490.05
 3/31/1997         $  332,992.58          $326,685.40
 4/30/1997         $  327,874.25          $322,905.65
 5/31/1997         $  379,960.80          $371,438.37
 6/30/1997         $  407,660.00          $384,033.84
 7/31/1997         $  436,864.59          $403,711.74
 8/31/1997         $  445,294.78          $415,827.13
 9/30/1997         $  487,144.67          $449,010.13
10/31/1997         $  452,520.66          $422,042.58
11/30/1997         $  435,016.67          $411,981.09
12/31/1997         $  436,748.43          $412,211.80
 1/31/1998         $  426,704.25          $406,712.89
 2/28/1998         $  464,802.85          $442,621.57
 3/31/1998         $  490,779.16          $461,189.55
 4/30/1998         $  490,779.16          $464,016.64
 5/31/1998         $  452,334.22          $430,305.83
 6/30/1998         $  468,959.06          $434,703.55
 7/31/1998         $  429,194.63          $398,405.81
 8/31/1998         $  325,072.58          $306,437.81
 9/30/1998         $  358,956.36          $337,507.54
10/31/1998         $  363,544.79          $355,111.93
11/30/1998         $  401,943.53          $382,657.97
12/31/1998         $  455,853.84          $417,284.69
 1/31/1999         $  500,962.47          $436,054.15
 2/28/1999         $  447,785.63          $396,163.92
 3/31/1999         $  495,828.16          $410,275.28
 4/30/1999         $  525,167.10          $446,506.69
 5/31/1999         $  504,263.10          $447,212.17
 6/30/1999         $  566,975.09          $470,771.30
 7/31/1999         $  569,542.25          $456,215.06
 8/31/1999         $  564,774.67          $439,152.61
 9/30/1999         $  581,644.57          $447,623.87
10/31/1999         $  637,021.82          $459,087.51
11/30/1999         $  720,228.25          $507,631.43
12/31/1999         $  882,812.21          $597,101.47
 1/31/2000         $  860,760.60          $591,542.45
 2/29/2000         $1,159,018.07          $729,170.72
 3/31/2000         $1,010,263.09          $652,520.29
 4/30/2000         $  867,488.21          $586,635.32
 5/31/2000         $  762,088.95          $535,269.53
 6/30/2000         $  918,319.06          $604,415.65
 7/31/2000         $  822,263.71          $552,617.23
 8/31/2000         $  942,613.21          $610,747.03
 9/30/2000         $  886,923.53          $580,405.12
10/31/2000         $  793,110.72          $533,293.64
11/30/2000         $  611,428.18          $436,463.51
12/31/2000         $  665,221.07          $463,170.71
 1/31/2001         $  676,406.22          $500,659.75
 2/28/2001         $  563,494.32          $432,029.31
 3/31/2001         $  509,701.38          $392,749.21
 4/30/2001         $  570,950.76          $440,833.49
 5/31/2001         $  573,081.18          $451,043.20
 6/30/2001         $  583,733.24          $463,343.14
 7/31/2001         $  545,918.41          $423,815.34
 8/31/2001         $  509,701.38          $397,326.88
 9/30/2001         $  423,419.64          $333,198.32
10/31/2001         $  459,103.73          $365,252.00
11/30/2001         $  495,320.73          $395,750.54
12/31/2001         $  518,222.66          $420,405.80
 1/31/2002         $  503,309.78          $405,439.36
 2/28/2002         $  471,886.20          $379,207.43
 3/31/2002         $  510,766.22          $412,160.56
 4/30/2002         $  502,777.18          $403,257.89
 5/31/2002         $  476,147.03          $379,667.30
 6/30/2002         $  442,593.04          $347,471.51
 7/31/2002         $  379,745.90          $294,065.14
 8/31/2002         $  378,680.69          $293,918.11
 9/30/2002         $  358,441.78          $272,697.22
10/31/2002         $  364,833.01          $286,495.70
11/30/2002         $  382,408.91          $314,887.43
12/31/2002         $  356,843.97          $293,160.19
 1/31/2003         $  346,724.51          $285,186.24
 2/28/2003         $  336,072.46          $277,571.76
 3/31/2003         $  336,605.06          $281,763.10
 4/30/2003         $  368,028.63          $308,417.89
 5/31/2003         $  400,517.41          $343,176.58
 6/30/2003         $  410,636.87          $349,799.89
 7/31/2003         $  442,060.44          $376,244.76
 8/31/2003         $  469,223.19          $396,449.11
 9/30/2003         $  446,853.87          $386,418.94
10/31/2003         $  488,396.90          $419,805.54
11/30/2003         $  500,646.76          $433,491.20
12/31/2003         $  491,592.51          $435,441.91
 1/31/2004         $  520,885.68          $458,302.61
 2/29/2004         $  511,831.43          $457,615.16
 3/31/2004         $  511,298.82          $459,765.95
 4/30/2004         $  480,408.20          $436,685.70
 5/31/2004         $  485,734.23          $445,375.74
 6/30/2004         $  507,038.36          $460,162.22
 7/31/2004         $  462,832.29          $418,885.67
 8/30/2004         $  444,191.17          $409,879.62
 9/30/2004         $  476,147.37          $432,545.97
10/31/2004         $  488,908.12          $443,056.84
11/30/2004         $  528,314.11          $480,495.14
12/31/2004         $  546,435.29          $497,744.91
 1/31/2005         $  525,124.31          $475,296.62
 2/28/2005         $  538,462.47          $481,808.18
 3/31/2005         $  520,370.13          $463,740.37
 4/30/2005         $  487,326.63          $434,246.49
 5/31/2005         $  520,903.43          $464,860.86
 6/30/2005         $  544,344.09          $479,875.87
 7/31/2005         $  584,298.94          $513,419.19
 8/31/2005         $  588,564.32          $506,179.98
 9/30/2005         $  594,449.97          $510,178.80
10/31/2005         $  578,994.27          $491,302.19
11/30/2005         $  606,091.20          $519,109.89
12/31/2005         $  618,334.24          $518,331.23
 1/31/2006         $  688,700.68          $568,350.19
 2/28/2006         $  698,273.62          $565,337.94
 3/31/2006         $  740,938.14          $592,813.36
 4/30/2006         $  749,458.93          $591,094.20
 5/31/2006         $  705,765.47          $549,481.17
 6/30/2006         $  701,530.88          $549,810.86
 7/31/2006         $  658,316.58          $521,275.67
 8/31/2006         $  665,228.90          $536,549.05
 9/30/2006         $  666,293.27          $540,197.58
10/31/2006         $  699,341.41          $575,256.41
11/30/2006         $  712,139.36          $589,005.04
12/31/2006         $  719,047.11          $587,591.42
 1/31/2007         $  733,931.39          $598,520.62
 2/28/2007         $  740,243.20          $596,605.36
 3/31/2007         $  750,532.58          $602,094.13


Annualized Total Returns As of 3/31/07

                                    1 YEAR   5 YEARS   10 YEARS
---------------------------------------------------------------
U.S. Emerging Growth Fund Class I    1.30%    8.00%      8.46%
---------------------------------------------------------------
Russell 2000 Growth Index            1.57%    7.88%      6.31%
---------------------------------------------------------------

THE GRAPH ABOVE SHOWS THE VALUE OF A HYPOTHETICAL $250,000 INVESTMENT IN THE
FUND'S CLASS I SHARES COMPARED WITH THE RUSSELL 2000 GROWTH INDEX FOR THE
PERIODS INDICATED. THE FUND CALCULATES PERFORMANCE BASED UPON THE HISTORICAL
PERFORMANCE OF A CORRESPONDING SERIES OF NICHOLAS-APPLEGATE MUTUAL FUNDS
(RENAMED ING MUTUAL FUNDS), ADJUSTED TO REFLECT ALL FEES AND EXPENSES APPLICABLE
TO CLASS I SHARES. THE NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS' CLASS I SHARES
WERE FIRST AVAILABLE ON MAY 7, 1999. AVERAGE ANNUAL TOTAL RETURN FIGURES INCLUDE
CHANGES IN PRINCIPAL VALUE, REINVESTED DIVIDENDS, AND CAPITAL GAIN
DISTRIBUTIONS. THE TOTAL RETURNS SHOWN ABOVE DO NOT SHOW THE EFFECTS OF INCOME
TAXES ON AN INDIVIDUAL'S INVESTMENT. IN MOST CASES, TAXES MAY REDUCE YOUR ACTUAL
INVESTMENT RETURNS ON INCOME OR GAINS PAID BY THE FUND OR ANY GAINS YOU MAY
REALIZE IF YOU SELL YOUR SHARES. PAST PERFORMANCE CANNOT GUARANTEE FUTURE
RESULTS.

THE RUSSELL 2000 GROWTH INDEX IS AN UNMANAGED INDEX COMPRISED OF THOSE RUSSELL
2000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH
VALUES. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF
THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX, WHICH REPRESENTS
APPROXIMATELY 10% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 3000 INDEX.
THE UNMANAGED INDEX DIFFERS FROM THE FUND IN COMPOSITION, DOES NOT PAY
MANAGEMENT FEES OR EXPENSES AND INCLUDES REINVESTED DIVIDENDS. ONE CANNOT INVEST
DIRECTLY IN AN INDEX.

SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE
WILL FLUCTUATE WITH MARKET CONDITIONS. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL
YOUR SHARES.

                                        6


SCHEDULE OF INVESTMENTS
As of March 31, 2007

                                                            NUMBER OF
                                                              SHARES      VALUE
--------------------------------------------------------------------------------
COMMON STOCK - 98.9%
ADVERTISING SERVICES - 0.8%
   inVentiv Health, Inc.*                                      2,100    $ 80,409
                                                                        --------
AEROSPACE/DEFENSE - 0.9%
   TransDigm Group, Inc.*                                      2,500      90,950
                                                                        --------
AEROSPACE/DEFENSE-EQUIPMENT - 3.7%
   AAR Corp.                                                   3,200      88,192
   BE Aerospace, Inc.                                          1,900      60,230
   Innovative Solutions & Support, Inc.*,##                    2,300      58,236
   Moog, Inc.                                                  1,500      62,475
   Orbital Sciences Corp.*                                     3,600      67,464
   Triumph Group, Inc.                                         1,000      55,340
                                                                        --------
                                                                         391,937
                                                                        --------
AGRICULTURAL CHEMICALS - 0.5%
   CF Industries Holdings, Inc.                                1,500      57,825
                                                                        --------
AIRLINES - 1.3%
   Allegiant Travel Co.*                                       1,900      59,850
   ExpressJet Holdings, Inc.*                                  4,900      28,616
   Republic Airways Holdings, Inc.*                            2,300      52,808
                                                                        --------
                                                                         141,274
                                                                        --------
APPAREL MANUFACTURERS - 1.6%
   G-III Apparel Group, Ltd.*                                  3,100      59,055
   Phillips-Van Heusen##                                         800      47,040
   Volcom, Inc.*,##                                            1,800      61,848
                                                                        --------
                                                                         167,943
                                                                        --------
APPLICATIONS SOFTWARE - 0.5%
   Actuate Corp.*,##                                           9,500      49,590
                                                                        --------
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL - 0.9%
   Fuel Systems Solutions, Inc.*                               1,900      35,188
   Titan International, Inc.##                                 2,200      55,726
                                                                        --------
                                                                          90,914
                                                                        --------
AUTO-MEDIUM & HEAVY DUTY TRUCKS - 0.5%
   Force Protection, Inc.*,##                                  2,900      54,404
B2B/E-COMMERCE - 0.6%
   i2 Technologies, Inc.*,##                                   2,700      64,800
                                                                        --------
BEVERAGES-NON-ALCOHOLIC - 0.8%
   Jones Soda Co.*,##                                          4,200      84,924
                                                                        --------
BUILDING & CONSTRUCTION-MISCELLANEOUS - 0.8%
   Layne Christensen Co.*                                      2,300      83,766
                                                                        --------
BUILDING-HEAVY CONSTRUCTION - 0.8%
   Perini Corp.*,##                                            2,400      88,464
                                                                        --------
BUILDING-MAINTENANCE & SERVICE - 0.6%
   Healthcare Services Group                                   2,100      60,165
                                                                        --------
CABLE TV - 0.7%
   Lodgenet Entertainment Corp.*                               2,300      70,656
                                                                        --------
CHEMICALS-PLASTICS - 0.4%
   Metabolix, Inc.*                                            2,800      46,564
                                                                        --------
COMMERCIAL SERVICES - 0.8%
   TeleTech Holdings, Inc.*,##                                 2,300      84,387
                                                                        --------
COMMERCIAL SERVICES-FINANCE - 0.6%
   Dollar Financial Corp.*,##                                  2,600      65,780
                                                                        --------
COMMUNICATIONS SOFTWARE - 0.5%
   DivX, Inc.*,##                                              2,400      48,096
                                                                        --------
COMPUTER SERVICES - 0.9%
   Covansys Corp.*                                             2,200      54,296
   Ness Technologies, Inc.*                                    3,500      44,730
                                                                        --------
                                                                          99,026
                                                                        --------
COMPUTERS-INTEGRATED SYSTEMS - 0.5%
   Radiant Systems, Inc.*,##                                   4,100      53,423
                                                                        --------
COMPUTERS-MEMORY DEVICES - 0.7%
   NetList, Inc.*                                              4,200      29,232
   Smart Modular Technologies WWH, Inc.*                       3,600      46,044
                                                                        --------
                                                                          75,276
                                                                        --------
COMPUTERS-PERIPHERAL EQUIPMENT - 1.2%
   Sigma Designs, Inc.*,##                                     3,400      89,284
   Synaptics, Inc.*                                            1,600      40,928
                                                                        --------
                                                                         130,212
                                                                        --------
CONSULTING SERVICES - 0.3%
   Watson Wyatt Worldwide, Inc.                                  700      34,055
                                                                        --------
CONSUMER PRODUCTS-MISCELLANEOUS - 0.6%
   Helen of Troy, Ltd.*                                        2,900      65,859
                                                                        --------
COSMETICS & TOILETRIES - 0.6%
   Elizabeth Arden, Inc.*                                      3,000      65,460
                                                                        --------
DATA PROCESSING/MANAGEMENT - 0.6%
   FalconStor Software, Inc.*,##                               5,800      60,436
                                                                        --------
DIAGNOSTIC EQUIPMENT - 0.4%
   Immucor, Inc.*                                              1,500      44,145
                                                                        --------
DIAGNOSTIC KITS - 0.6%
   Inverness Medical Innovations, Inc.*                        1,500      65,670
                                                                        --------
DISPOSABLE MEDICAL PRODUCTS - 0.6%
   ICU Medical, Inc.*,##                                       1,500      58,800
                                                                        --------
DISTRIBUTION/WHOLESALE - 0.7%
   Houston Wire & Cable Co*,##                                 2,700      75,654
                                                                        --------
DIVERSIFIED MANUFACTURING OPERATIONS - 0.6%
   Koppers Holdings, Inc.                                      2,600      66,716
                                                                        --------
ELECTRONIC COMPONENTS-MISCELLANEOUS - 0.5%
   OSI Systems, Inc.*                                          2,100      55,524
                                                                        --------
ELECTRONIC COMPONENTS-SEMICONDUCTORS - 0.6%
   Omnivision Technologies, Inc.*,##                           4,500      58,320
                                                                        --------
ENERGY-ALTERNATE SOURCES - 1.3%
   JA Solar Holdings Co, Ltd. - ADR*,##                        3,700      66,933
   Trina Solar, Ltd. - ADR*,##                                 1,645      72,512
                                                                        --------
                                                                         139,445
                                                                        --------
ENGINEERING/R & D SERVICES - 0.6%
   URS Corp.                                                   1,400      59,626
                                                                        --------
ENTERPRISE SOFTWARE/SERVICES - 1.9%
   Concur Technologies, Inc.*,##                               3,900      68,094
   Sybase, Inc.*,##                                            2,200      55,616
   Ultimate Software Group, Inc.*,##                           3,100      81,189
                                                                        --------
                                                                         204,899
                                                                        --------
ENTERTAINMENT SOFTWARE - 0.3%
   THQ, Inc.*,##                                                 850      29,061
                                                                        --------
FINANCE-INVESTMENT BANKERS/BROKERS - 1.3%
   Cowen Group, Inc.*,##                                       2,800      46,592
   Stifel Financial Corp.*                                     1,200      53,160
   SWS Group, Inc.##                                           1,400      34,734
                                                                        --------
                                                                         134,486
                                                                        --------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                        7


                                                            NUMBER OF
                                                              SHARES      VALUE
--------------------------------------------------------------------------------
FINANCE-OTHER SERVICES - 0.8%
   GFI Group, Inc.*                                           1,200     $ 81,564
                                                                        --------
FIREARMS & AMMUNITION - 0.6%
   Smith & Wesson Holding Corp.*,##                           4,900       64,141
                                                                        --------
FOOTWEAR & RELATED APPAREL - 1.5%
   CROCS, Inc.*,##                                              700       33,075
   Iconix Brand Group, Inc.*                                  2,500       51,000
   Skechers U.S.A., Inc.*                                     2,200       73,854
                                                                        --------
                                                                         157,929
                                                                        --------
HOME FURNISHINGS - 0.7%
   Tempur-Pedic International, Inc.##                         2,900       75,371
                                                                        --------
HOTELS & MOTELS - 0.6%
   Orient-Express Hotels, Ltd. Cl. A                          1,000       59,820
                                                                        --------
HUMAN RESOURCES - 0.6%
   Heidrick & Struggles International, Inc.*,##               1,400       67,830
                                                                        --------
INDUSTRIAL AUTOMATION/ROBOTICS - 1.1%
   Gerber Scientific, Inc.*                                   5,000       53,050
   Hurco Cos., Inc.*                                          1,500       64,275
                                                                        --------
                                                                         117,325
                                                                        --------
INSTRUMENTS-SCIENTIFIC - 0.6%
   FEI Co.*                                                   1,900       68,514
                                                                        --------
INTERNET APPLICATIONS SOFTWARE - 1.9%
   Cybersource Corp.*,##                                      6,800       85,068
   DealerTrack Holdings, Inc.*,##                             1,700       52,224
   Vignette Corp.*,##                                         3,200       59,424
                                                                        --------
                                                                         196,716
                                                                        --------
INTERNET CONNECTIVITY SERVICES - 0.6%
   Cogent Communications Group, Inc.*                         2,900       68,527
                                                                        --------
INTERNET CONTENT-INFO/NEWS - 0.5%
   The Knot, Inc.*,##                                         2,400       51,672
                                                                        --------
INTERNET INFRASTRUCTURE EQUIPMENT - 0.4%
   Avocent Corp.                                              1,400       37,758
                                                                        --------
INTERNET INFRASTRUCTURE SOFTWARE - 0.8%
   RADVision, Ltd.*                                           3,600       84,960
                                                                        --------
INTERNET SECURITY - 0.8%
   Vasco Data Security International*,##                      4,800       85,776
                                                                        --------
INVESTMENT COMPANIES - 0.3%
   NexCen Brands, Inc.*                                       3,100       30,752
                                                                        --------
INVESTMENT MANAGEMENT/ADVISOR SERVICES - 0.7%
   Affiliated Managers Group, Inc.*,##                          700       75,845
                                                                        --------
LASERS-SYSTEMS/COMPONENTS - 0.7%
   II-VI, Inc.*                                               2,200       74,470
                                                                        --------
MACHINERY-GENERAL INDUSTRY - 2.5%
   Chart Industries, Inc.*                                    4,200       76,272
   DXP Enterprises, Inc.*,##                                  1,300       49,660
   Kadant, Inc.*                                              2,300       58,328
   Middleby Corp.                                               600       79,104
                                                                        --------
                                                                         263,364
                                                                        --------
MEDICAL INFORMATION SYSTEMS - 1.2%
   Allscripts Healthcare Solutions, Inc.*,##                  2,200       58,982
   Phase Forward, Inc.*,##                                    4,900       64,337
                                                                        --------
                                                                         123,319
                                                                        --------
MEDICAL INSTRUMENTS - 2.5%
   Conceptus, Inc.*                                           2,900       58,000
   Micrus Endovascular Corp.*,##                              3,600       85,824
   NuVasive, Inc.*,##                                         3,200       76,000
   Spectranetics Corp.*,##                                    3,800       40,660
                                                                        --------
                                                                         260,484
                                                                        --------
MEDICAL LABS & TESTING SERVICES - 0.8%
   Icon PLC - ADR*                                            1,900       80,940
                                                                        --------
MEDICAL LASER SYSTEMS - 0.8%
   Cynosure, Inc.*,##                                         2,800       80,780
                                                                        --------
MEDICAL PRODUCTS - 0.7%
   Viasys Healthcare, Inc.*                                   2,200       74,778
                                                                        --------
MEDICAL-BIOMEDICAL/GENETICS - 1.8%
   Arena Pharmaceuticals, Inc.##                              4,200       45,612
   InterMune, Inc.*,##                                        1,500       36,990
   Keryx Biopharmaceuticals, Inc.*                            4,300       45,236
   Omrix Biopharmaceuticals, Inc.*                            1,500       57,405
                                                                        --------
                                                                         185,243
                                                                        --------
MEDICAL-DRUGS - 1.5%
   Collagenex Pharmaceuticals, Inc.*,##                       4,100       55,391
   Indevus Pharmaceuticals, Inc.*                             6,900       48,783
   OSI Pharmaceuticals, Inc.*                                 1,500       49,500
                                                                        --------
                                                                         153,674
                                                                        --------
METAL PROCESSORS & FABRICATION - 2.1%
   CIRCOR International, Inc.##                               1,900       67,830
   Haynes International, Inc.*                                  900       65,637
   RBC Bearings, Inc.*,##                                     2,800       93,604
                                                                        --------
                                                                         227,071
                                                                        --------
NETWORKING PRODUCTS - 1.0%
   Netgear, Inc.*,##                                          2,000       57,060
   Switch & Data Facilities Co., Inc.*,##                     2,900       52,548
                                                                        --------
                                                                         109,608
                                                                        --------
NON-FERROUS METALS - 0.8%
   Brush Engineered Materials, Inc.*                          1,800       87,246
                                                                        --------
OFFICE FURNISHINGS-ORIGINAL - 1.5%
   Interface, Inc.##                                          5,100       81,549
   Knoll, Inc.##                                              3,300       78,639
                                                                        --------
                                                                         160,188
                                                                        --------
OIL COMPANIES-EXPLORATION & PRODUCTION - 1.0%
   Carrizo Oil & Gas, Inc.*                                   1,400       48,944
   Petroleum Development Corp.*,##                            1,100       58,927
                                                                        --------
                                                                         107,871
                                                                        --------
OIL FIELD MACHINERY & EQUIPMENT - 0.6%
   NATCO Group, Inc.*,##                                      2,000       68,240
                                                                        --------
OIL-FIELD SERVICES - 1.1%
   Oceaneering International, Inc.*                           1,300       54,756
   Tetra Technologies, Inc.*                                  2,600       64,246
                                                                        --------
                                                                         119,002
                                                                        --------
OPTICAL SUPPLIES - 0.2%
   Oakley, Inc.                                               1,100       22,154
                                                                        --------
PHYSICAL THERAPY/REHABILITATION CENTERS - 0.8%
   Psychiatric Solutions, Inc.                                2,100       84,651
                                                                        --------
POLLUTION CONTROL - 0.6%
   Fuel Tech, Inc.*                                           2,600       64,090
                                                                        --------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       8


                                                         NUMBER OF
                                                           SHARES       VALUE
--------------------------------------------------------------------------------
PRINTING-COMMERCIAL - 0.6%
   Consolidated Graphics, Inc.*                              900     $    66,645
                                                                     -----------
PRIVATE CORRECTIONS - 1.5%
   Corrections Corp. of America*                           1,350          71,294
   The Geo Group, Inc.*,##                                 1,900          86,108
                                                                     -----------
                                                                         157,402
                                                                     -----------
PROPERTY/CASUALTY INSURANCE - 3.4%
   American Physicians Capital, Inc.*                      1,450          58,116
   Amtrust Financial Services, Inc.##                      5,500          58,080
   Argonaut Group, Inc.*                                   1,800          58,248
   Navigators Group, Inc.*                                 1,200          60,204
   Ohio Casualty Corp.                                     2,200          65,890
   Tower Group, Inc.                                       1,900          61,218
                                                                     -----------
                                                                         361,756
                                                                     -----------
REAL ESTATE MANAGEMENT/SERVICES - 0.3%
   HFF, Inc.*                                              2,300          34,500
                                                                     -----------
REAL ESTATE OPERATION/DEVELOPMENT - 0.3%
   Avatar Holdings, Inc.##                                   500          35,720
                                                                     -----------
RECREATIONAL CENTERS - 0.6%
   Town Sports International Holdings, Inc.*               2,700          58,860
                                                                     -----------
RESEARCH & DEVELOPMENT - 0.6%
   Parexel International Corp.*                            1,900          68,343
                                                                     -----------
RESORTS/THEME PARKS - 0.8%
   Vail Resorts, Inc.*,##                                  1,600          86,928
                                                                     -----------
RETAIL-APPAREL/SHOE - 2.7%
   Charlotte Russe Holding, Inc.*,##                       1,400          40,418
   DSW, Inc.*                                              1,000          42,210
   Eddie Bauer Holdings, Inc.*,##                          6,800          77,316
   Payless Shoesource, Inc.*                               1,800          59,760
   The Wet Seal, Inc.*                                     9,400          61,570
                                                                     -----------
                                                                         281,274
                                                                     -----------
RETAIL-JEWELRY - 0.7%
   Movado Group, Inc.                                      2,600          76,570
                                                                     -----------
RETAIL-REGIONAL DEPARTMENT STORES - 0.6%
   The Bon-Ton Stores, Inc.                                1,200          67,488
                                                                     -----------
RETAIL-RESTAURANTS - 1.1%
   CKE Restaurants, Inc.                                   3,300          62,238
   Bob Evans Farms, Inc.                                   1,500          55,425
                                                                     -----------
                                                                         117,663
                                                                     -----------
RETAIL-SPORTING GOODS - 1.4%
   Hibbett Sports, Inc.*                                   2,300          65,757
   Zumiez, Inc.*,##                                        2,000          80,240
                                                                     -----------
                                                                         145,997
                                                                     -----------
RETAIL-VIDEO RENTAL - 0.6%
   Blockbuster, Inc. Cl. A,##                              0,300  1       66,332
                                                                     -----------
SATELLITE TELECOMMUNICATIONS - 0.7%
   Loral Space & Communications, Inc.*                     1,400          71,232
                                                                     -----------
SEISMIC DATA COLLECTION - 0.5%
   Input/Output, Inc.*,##                                  4,200          57,876
                                                                     -----------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS - 1.5%
   Anadigics, Inc.##                                       5,300          62,646
   Pericom Semiconductor Corp.*,##                         4,500          44,010
   Standard Microsystems Corp.*,##                         1,600          48,864
                                                                     -----------
                                                                         155,520
                                                                     -----------
SEMICONDUCTOR EQUIPMENT - 0.8%
   Ultra Clean Holdings*                                   4,700          81,310
                                                                     -----------
STEEL PIPE & TUBE - 0.7%
   Valmont Industries, Inc.                                1,300          75,179
                                                                     -----------
TELECOMMUNICATIONS EQUIPMENT - 2.3%
   Arris Group, Inc.*                                      3,400          47,872
   CommScope, Inc.*                                        1,500          64,350
   OpNext, Inc.*                                           5,000          73,950
   Optium Corp.*,##                                        2,800          54,348
                                                                     -----------
                                                                         240,520
                                                                     -----------
TELECOMMUNICATIONS EQUIPMENT FIBER OPTICS - 1.1%
   C-COR, Inc.*,##                                         4,500          62,370
   Oplink Communications, Inc.*                            2,800          50,316
                                                                     -----------
                                                                         112,686
                                                                     -----------
TELECOMMUNICATIONS SERVICES - 3.1%
   Harris Stratex Networks, Inc.*                          3,675          70,523
   Lightbridge, Inc.*                                      4,000          70,280
   NTELOS Holdings Corp.                                   3,300          63,426
   Orbcomm, Inc.*,##                                       5,400          68,850
   Time Warner Telecom, Inc.*                              2,600          54,002
                                                                     -----------
                                                                         327,081
                                                                     -----------
THERAPEUTICS - 0.8%
   Alnylam Pharmaceuticals, Inc.*,##                       2,600          46,800
   Isis Pharmaceuticals, Inc.*,##                          3,800          35,226
                                                                     -----------
                                                                          82,026
                                                                     -----------
TRANSACTIONAL SOFTWARE - 1.2%
   Synchronoss Technologies, Inc.*,##                      4,700          81,780
   VeriFone Holdings, Inc.*                                1,100          40,403
                                                                     -----------
                                                                         122,183
                                                                     -----------
TRANSPORT-AIR FREIGHT - 0.5%
   Atlas Air Worldwide Holdings, Inc.*,##                  1,000          52,730
                                                                     -----------
TRANSPORT-MARINE - 1.8%
   DryShips, Inc.                                          3,400          76,602
   Excel Maritime Carriers, Ltd.                           3,300          56,859
   Horizon Lines, Inc.                                     1,800          59,076
                                                                     -----------
                                                                         192,537
                                                                     -----------
WEB PORTALS/ISP - 0.7%
   Trizetto Group*                                         3,600          72,036
                                                                     -----------
WIRE & CABLE PRODUCTS - 0.6%
   General Cable Corp.*,##                                 1,200          64,116
                                                                     -----------
WIRELESS EQUIPMENT - 0.6%
   Novatel Wireless, Inc.*,##                              4,100          65,764
--------------------------------------------------------------------------------
Total Common Stock (Cost: $9,006,355)                                 10,468,888
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       9


                                                        PRINCIPAL
                                                          AMOUNT       VALUE
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 35.3%
MONEY MARKET FUNDS - 33.6%
   Boston Global Investment Trust -
      Enhanced Portfolio, 5.290%**                     $3,550,958   $ 3,550,958
                                                                    -----------
TIME DEPOSIT - 1.7%
   Bank of America London
      4.690%, 04/02/07                                    181,267       181,267
-------------------------------------------------------------------------------
Total Short Term Investments (Cost: $3,732,225)                       3,732,225
-------------------------------------------------------------------------------
Total Investments - 134.2% (Cost: $12,738,580)                       14,201,113
-------------------------------------------------------------------------------
Liabilities in Excess of Other Assets - (34.2%)                      (3,615,242)
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $10,585,871
-------------------------------------------------------------------------------

*    NON-INCOME PRODUCING SECURITIES.

**   ALL OF THE SECURITY IS PURCHASED WITH CASH COLLATERAL PROCEEDS FROM
     SECURITIES LOANS.

##   ALL OR A PORTION OF THE FUND'S HOLDINGS IN THIS SECURITY WAS ON LOAN AS OF
     03/31/07.

ADR - AMERICAN DEPOSITORY RECEIPT

SCHEDULE OF INVESTMENTS BY SECTOR
as of March 31, 2007

                                                                      PERCENT OF
SECTOR                                                                NET ASSETS
--------------------------------------------------------------------------------
Industrial                                                               19.9%
Consumer, Non-cyclical                                                   19.0
Consumer, Cyclical                                                       17.8
Communications                                                           16.4
Technology                                                               12.2
Financial                                                                 7.1
Energy                                                                    4.7
Basic Materials                                                           1.8
Short Term Investments                                                   35.3
--------------------------------------------------------------------------------
Total Investments                                                       134.2
Liabilities in excess of other assets                                   (34.2)
--------------------------------------------------------------------------------
Net Assets                                                              100.0%
================================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       10


U.S. SMALL CAP VALUE FUND

MANAGEMENT TEAM: MARK P. ROEMER, Portfolio Manager; CARMA WALLACE, CFA, Analyst

CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

GOAL: The U.S. Small Cap Value Fund seeks to maximize long-term capital appreciation through investments primarily in smaller U.S. companies with market capitalizations corresponding to the Russell 2000 Value Index that, in the opinion of the Investment Adviser, are undervalued in the marketplace.

MARKET OVERVIEW: The Russell 2000 Value Index, a barometer of U.S. small-cap value stocks, posted a solid advance in the fiscal year ended March 31, 2007.
Gains were concentrated in the second half of 2006 when oil prices fell, the
Federal Reserve took a break from two years of continuous monetary tightening and the economy slowed but remained healthy. Lending further support to equity prices was a boom in mergers and acquisitions, with the number of transactions among small-cap companies reaching its highest level in six years.

The gain in the Russell 2000 Value Index was broad based, with all sectors generating double-digit increases except financials and information technology.
In financials, stocks associated with the mortgage and real estate industries were dragged lower by credit deterioration in the subprime mortgage market.
Information technology stocks, which are sensitive to broad movements in equity prices, suffered losses in the spring of 2006 when investors shed riskier assets in response to a spike in market volatility. On the plus side, stocks in the defensive consumer staples sector turned in the best results, rising nearly 30%
amid a cooling in economic growth and volatile market conditions. Materials stocks also outperformed, benefiting from high prices for commodities, such as nickel, copper and corn.

PERFORMANCE: During the twelve months ended March 31, 2007, the Fund's Class I shares gained 10.21% and the Russell 2000 Value Index increased 10.38%.

PORTFOLIO SPECIFICS: Performance versus the index was helped by positive stock selection in a number of sectors, including financials, industrials and utilities. The Fund's top-performing holdings included Tower Group, a property/casualty insurance firm; Quintana Maritime, an operator of dry bulk vessels; and CMS Energy, a gas and electric utility. Tower Group reported solid operating results and benefited from expectations that it would continue to grow faster than its peers, despite increased competition and rate softening in the property/casualty market. Quintana Maritime expanded the size of its fleet and announced new, long-term contracts for two of its carriers. CMS Energy made good progress on its strategy of divesting non-core assets and reinstated its quarterly dividend after a four-year absence.

Stock selection in the health care sector was the main source of relative weakness in the portfolio, where several biotechnology holdings posted steep declines. Stock selection in the information technology and consumer discretionary sectors was also modestly negative.

MARKET OUTLOOK: We expect volatile market conditions to persist over the months ahead given the crosscurrents investors are facing. On one hand, the economy and earnings continue to grow, and merger and acquisition activity should remain robust. On the other, rising subprime mortgage defaults are expected to aggravate the downturn in housing and may hurt consumer spending.

As events unfold, we remain focused on adding value to the benchmark with our diversified, stock-selection model and risk-controlled approach to portfolio construction.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN U.S. SMALL CAP VALUE
FUND CLASS I AND II SHARES WITH THE RUSSELL 2000 VALUE INDEX.

                                     [CHART]


             U.S. SMALL CAP
               VALUE FUND     RUSSELL 2000
             CLASS I SHARES    VALUE INDEX
             --------------   -------------
12/30/1997      $250,000        $250,000
12/31/1997      $248,617        $250,504
 1/31/1998      $246,355        $245,969
 2/28/1998      $267,925        $260,851
 3/31/1998      $280,698        $271,441
 4/30/1998      $283,771        $272,771
 5/31/1998      $274,008        $263,115
 6/30/1998      $271,752        $261,642
 7/31/1998      $252,912        $241,155
 8/31/1998      $209,998        $203,390
 9/30/1998      $219,489        $214,882
10/31/1998      $230,594        $221,264
11/30/1998      $242,745        $227,260
12/31/1998      $251,379        $234,396
 1/31/1999      $239,838        $229,075
 2/28/1999      $224,921        $213,429
 3/31/1999      $216,720        $211,658
 4/30/1999      $237,553        $230,982
 5/31/1999      $247,108        $238,073
 6/30/1999      $256,810        $246,692
 7/31/1999      $255,260        $240,845
 8/31/1999      $246,962        $232,030
 9/30/1999      $239,174        $227,389
10/31/1999      $230,648        $222,842
11/30/1999      $236,639        $224,000
12/31/1999      $240,256        $230,877
 1/31/2000      $233,732        $224,828
 2/29/2000      $230,083        $238,565
 3/31/2000      $248,579        $239,687
 4/30/2000      $257,324        $241,101
 5/31/2000      $255,258        $237,412
 6/30/2000      $260,240        $244,344
 7/31/2000      $260,563        $252,481
 8/31/2000      $277,078        $263,767
 9/30/2000      $281,274        $262,263
10/31/2000      $283,121        $261,319
11/30/2000      $275,691        $255,988
12/31/2000      $305,403        $283,507
 1/31/2001      $318,153        $291,332
 2/28/2001      $318,314        $290,924
 3/31/2001      $313,098        $286,269
 4/30/2001      $334,350        $299,523
 5/31/2001      $354,411        $307,221
 6/30/2001      $361,633        $319,572
 7/31/2001      $365,110        $312,413
 8/31/2001      $361,098        $311,320
 9/30/2001      $324,453        $276,950
10/31/2001      $334,350        $284,178
11/30/2001      $351,469        $304,611
12/31/2001      $379,885        $323,253
 1/31/2002      $383,641        $327,552
 2/28/2002      $384,446        $329,550
 3/31/2002      $419,054        $354,234
 4/30/2002      $428,175        $366,703
 5/31/2002      $415,298        $354,565
 6/30/2002      $408,859        $346,729
 7/31/2002      $350,106        $295,205
 8/31/2002      $347,960        $293,906
 9/30/2002      $324,619        $272,921
10/31/2002      $322,473        $277,015
11/30/2002      $348,387        $299,121
12/31/2002      $342,602        $286,348
 1/31/2003      $332,317        $278,273
 2/28/2003      $322,997        $268,923
 3/31/2003      $328,782        $271,801
 4/30/2003      $358,028        $297,622
 5/31/2003      $399,809        $328,009
 6/30/2003      $411,058        $333,552
 7/31/2003      $439,340        $350,197
 8/31/2003      $464,409        $363,504
 9/30/2003      $454,115        $359,324
10/31/2003      $501,037        $388,609
11/30/2003      $524,123        $403,531
12/31/2003      $543,989        $418,139
 1/31/2004      $566,835        $432,607
 2/29/2004      $581,072        $440,999
 3/31/2004      $584,052        $447,085
 4/30/2004      $556,571        $423,971
 5/31/2004      $568,490        $429,101
 6/30/2004      $591,336        $450,899
 7/31/2004      $564,848        $430,158
 8/30/2004      $559,219        $434,373
 9/30/2004      $592,660        $451,575
10/31/2004      $599,950        $458,574
11/30/2004      $650,586        $499,295
12/31/2004      $673,877        $511,179
 1/31/2005      $654,334        $491,396
 2/28/2005      $662,971        $501,126
 3/31/2005      $653,557        $490,803
 4/30/2005      $630,290        $465,477
 5/31/2005      $659,977        $493,871
 6/30/2005      $684,792        $515,700
 7/31/2005      $726,496        $545,044
 8/31/2005      $706,590        $532,508
 9/30/2005      $703,976        $531,602
10/31/2005      $681,801        $518,259
11/30/2005      $721,686        $539,300
12/31/2005      $729,336        $535,148
 1/31/2006      $770,324        $579,405
 2/28/2006      $768,322        $579,347
 3/31/2006      $797,210        $607,445
 4/30/2006      $808,053        $609,085
 5/31/2006      $786,397        $583,869
 6/30/2006      $791,587        $591,051
 7/31/2006      $756,678        $582,835
 8/31/2006      $789,593        $600,262
 9/30/2006      $798,832        $606,144
10/31/2006      $840,611        $636,997
11/30/2006      $858,600        $655,151
12/31/2006      $869,504        $660,851
 1/31/2007      $876,373        $670,764
 2/28/2007      $865,856        $662,514
 3/31/2007      $879,104        $670,530


Annualized Total Returns As of 3/31/07

                                                          SINCE
                                     1 YEAR   5 YEARS   INCEPTION
-----------------------------------------------------------------
U.S. Small Cap Value Fund Class I    10.21%    15.95%     14.55%
-----------------------------------------------------------------
Russell 2000 Value Index             10.38%    13.61%     11.26%
-----------------------------------------------------------------

                                       11


                                     [CHART]


             U.S. SMALL CAP
               VALUE FUND     RUSSELL 2000
             CLASS I SHARES    VALUE INDEX
             --------------   -------------
12/30/1997      $250,000         $250,000
12/31/1997      $248,617         $250,504
 1/31/1998      $246,355         $245,969
 2/28/1998      $267,925         $260,851
 3/31/1998      $280,698         $271,441
 4/30/1998      $283,771         $272,771
 5/31/1998      $274,008         $263,115
 6/30/1998      $271,752         $261,642
 7/31/1998      $252,912         $241,155
 8/31/1998      $209,998         $203,390
 9/30/1998      $219,489         $214,882
10/31/1998      $230,594         $221,264
11/30/1998      $242,745         $227,260
12/31/1998      $251,379         $234,396
 1/31/1999      $239,838         $229,075
 2/28/1999      $224,921         $213,429
 3/31/1999      $216,720         $211,658
 4/30/1999      $237,553         $230,982
 5/31/1999      $247,108         $238,073
 6/30/1999      $256,810         $246,692
 7/31/1999      $255,260         $240,845
 8/31/1999      $246,962         $232,030
 9/30/1999      $239,174         $227,389
10/31/1999      $230,648         $222,842
11/30/1999      $236,639         $224,000
12/31/1999      $240,256         $230,877
 1/31/2000      $233,732         $224,828
 2/29/2000      $230,083         $238,565
 3/31/2000      $248,579         $239,687
 4/30/2000      $257,324         $241,101
 5/31/2000      $255,258         $237,412
 6/30/2000      $260,240         $244,344
 7/31/2000      $260,563         $252,481
 8/31/2000      $277,078         $263,767
 9/30/2000      $281,274         $262,263
10/31/2000      $283,121         $261,319
11/30/2000      $275,691         $255,988
12/31/2000      $305,403         $283,507
 1/31/2001      $318,153         $291,332
 2/28/2001      $318,314         $290,924
 3/31/2001      $313,098         $286,269
 4/30/2001      $334,350         $299,523
 5/31/2001      $354,411         $307,221
 6/30/2001      $361,633         $319,572
 7/31/2001      $365,110         $312,413
 8/31/2001      $361,098         $311,320
 9/30/2001      $324,453         $276,950
10/31/2001      $334,350         $284,178
11/30/2001      $351,469         $304,611
12/31/2001      $379,885         $323,253
 1/31/2002      $383,641         $327,552
 2/28/2002      $384,446         $329,550
 3/31/2002      $419,054         $354,234
 4/30/2002      $428,175         $366,703
 5/31/2002      $415,298         $354,565
 6/30/2002      $408,859         $346,729
 7/31/2002      $350,106         $295,205
 8/31/2002      $347,960         $293,906
 9/30/2002      $324,619         $272,921
10/31/2002      $322,473         $277,015
11/30/2002      $348,387         $299,121
12/31/2002      $342,602         $286,348
 1/31/2003      $332,317         $278,273
 2/28/2003      $322,997         $268,923
 3/31/2003      $328,782         $271,801
 4/30/2003      $358,028         $297,622
 5/31/2003      $399,809         $328,009
 6/30/2003      $411,058         $333,552
 7/31/2003      $439,340         $350,197
 8/31/2003      $464,409         $363,504
 9/30/2003      $454,115         $359,324
10/31/2003      $501,037         $388,609
11/30/2003      $524,123         $403,531
12/31/2003      $543,989         $418,139
 1/31/2004      $566,835         $432,607
 2/29/2004      $581,072         $440,999
 3/31/2004      $584,052         $447,085
 4/30/2004      $556,571         $423,971
 5/31/2004      $568,490         $429,101
 6/30/2004      $591,336         $450,899
 7/31/2004      $564,848         $430,158
 8/30/2004      $559,219         $434,373
 9/30/2004      $592,660         $451,575
10/31/2004      $599,950         $458,574
11/30/2004      $650,586         $499,295
12/31/2004      $673,942         $511,179
 1/31/2005      $654,734         $491,396
 2/28/2005      $663,377         $501,126
 3/31/2005      $653,957         $490,803
 4/30/2005      $630,611         $465,477
 5/31/2005      $660,312         $493,871
 6/30/2005      $685,536         $515,700
 7/31/2005      $727,285         $545,044
 8/31/2005      $707,358         $532,508
 9/30/2005      $704,741         $531,602
10/31/2005      $682,894         $518,259
11/30/2005      $722,638         $539,300
12/31/2005      $730,298         $535,148
 1/31/2006      $771,414         $579,405
 2/28/2006      $769,794         $579,347
 3/31/2006      $798,815         $607,445
 4/30/2006      $809,679         $609,085
 5/31/2006      $787,899         $583,869
 6/30/2006      $793,099         $591,051
 7/31/2006      $758,044         $582,835
 8/31/2006      $791,094         $600,262
 9/30/2006      $800,350         $606,144
10/31/2006      $842,208         $636,997
11/30/2006      $860,400         $655,151
12/31/2006      $871,844         $660,851
 1/31/2007      $878,731         $670,764
 2/28/2007      $868,186         $662,514
 3/31/2007      $880,949         $670,530


Annualized Total Returns As of 3/31/07

                                                          SINCE
                                     1 YEAR   5 YEARS   INCEPTION
-----------------------------------------------------------------
U.S. Small Cap Value Fund Class II   10.29%    16.02%     14.44%
-----------------------------------------------------------------
Russell 2000 Value Index             10.38%    13.61%     11.26%
-----------------------------------------------------------------

THE GRAPHS ABOVE SHOW THE VALUE OF A HYPOTHETICAL $250,000 INVESTMENT IN THE
FUND'S CLASS I AND II SHARES COMPARED WITH THE RUSSELL 2000 VALUE INDEX FOR THE
PERIODS INDICATED. AVERAGE ANNUAL TOTAL RETURN FIGURES INCLUDE CHANGES IN
PRINCIPAL VALUE, REINVESTED DIVIDENDS, AND CAPITAL GAIN DISTRIBUTIONS. THE
FUND'S PERFORMANCE INCLUDES HISTORICAL PERFORMANCE OF COMPARABLE MANAGED
INSTITUTIONAL POOLED ACCOUNTS MANAGED BY THE INVESTMENT ADVISER PRIOR TO THE
INCEPTION OF THE FUND. THE FUND COMMENCED OPERATIONS ON MAY 1, 2001 OFFERING
CLASS I SHARES. THE FUND'S CLASS II SHARES WERE FIRST AVAILABLE ON NOVEMBER 10,
2004. THE HISTORICAL PERFORMANCE OF CLASS II SHARES INCLUDES THE PERFORMANCE OF
CLASS I SHARES FOR PERIODS PRIOR TO THE INCEPTION OF CLASS II SHARES. THE TOTAL
RETURNS SHOWN ABOVE DO NOT SHOW THE EFFECTS OF INCOME TAXES ON AN INDIVIDUAL'S
INVESTMENT.

IN MOST CASES, TAXES MAY REDUCE YOUR ACTUAL INVESTMENT RETURNS ON INCOME OR
GAINS PAID BY THE FUND OR ANY GAINS YOU MAY REALIZE IF YOU SELL YOUR SHARES.
PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS.

THE RUSSELL 2000 VALUE INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000
COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES.
THE UNMANAGED INDEX DIFFERS FROM THE FUND IN COMPOSITION, DOES NOT PAY
MANAGEMENT FEES OR EXPENSES AND INCLUDES REINVESTED DIVIDENDS. ONE CANNOT INVEST
DIRECTLY IN AN INDEX.

SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE
WILL FLUCTUATE WITH MARKET CONDITIONS. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL
YOUR SHARES.

                                       12


SCHEDULE OF INVESTMENTS
As of March 31, 2007

                                                          NUMBER OF
                                                            SHARES       VALUE
--------------------------------------------------------------------------------
COMMON STOCK - 99.1%
AEROSPACE/DEFENSE - 0.8%
   United Industrial Corp.                                  11,100    $  612,720
                                                                      ----------
AUTO/TRUCK PARTS & EQUIPMENT-REPLACEMENT - 0.9%
   Aftermarket Technology Corp.                             28,400       689,552
                                                                      ----------
CHEMICALS-SPECIALTY - 1.2%
   Hercules, Inc.*                                          46,200       902,748
                                                                      ----------
COMMERCIAL BANKS-CENTRAL US - 7.4%
   Amcore Financial, Inc.                                   30,900       981,075
   Associated Banc-Corp                                     39,000     1,310,400
   First Indiana Corp.                                      42,500       928,625
   Macatawa Bank Corp.                                      51,325       944,380
   Mercantile Bank Corp.                                    24,565       797,871
   Oak Hill Financial, Inc.                                 30,900       761,376
                                                                      ----------
                                                                       5,723,727
                                                                      ----------
COMMERCIAL BANKS-EASTERN US - 1.3%
   Provident Bankshares Corp.                               31,400     1,031,804
                                                                      ----------
COMMERCIAL BANKS-SOUTHERN US - 3.0%
   BancTrust Financial Group, Inc.                          20,200       427,432
   Bank of Granite Corp.                                    16,400       293,888
   Community Trust Bancorp, Inc.                             6,800       246,364
   Intervest Bancshares Corp.*                              29,400       843,780
   Simmons First National Corp.                             17,600       529,232
                                                                      ----------
                                                                       2,340,696
                                                                      ----------
COMMERCIAL BANKS-WESTERN US - 0.7%
   Community Bancorp NV*                                    17,500       538,125
                                                                      ----------
COMMERCIAL SERVICES-FINANCE - 1.4%
   TNS, Inc.                                                67,200     1,081,248
                                                                      ----------
COMPUTERS-PERIPHERAL EQUIPMENT - 1.2%
   Electronics for Imaging*                                 40,500       949,725
                                                                      ----------
CONSUMER PRODUCTS-MISCELLANEOUS - 1.0%
   American Greetings Corp. Cl. A                           33,900       786,819
                                                                      ----------
CONTAINERS-PAPER/PLASTIC - 1.6%
   Packaging Corp. of America                               52,400     1,278,560
                                                                      ----------
DIVERSIFIED MANUFACTURING OPERATIONS - 1.3%
   Griffon Corp.*                                           40,500     1,002,375
                                                                      ----------
DIVERSIFIED OPERATIONS - 1.0%
   Walter Industries, Inc.                                  31,600       782,100
                                                                      ----------
DIVERSIFIED OPERATIONS/COMMERCIAL SERVICES - 0.8%
   Viad Corp.                                               16,300       629,180
                                                                      ----------
ELECTRIC-INTEGRATED - 3.7%
   CMS Energy Corp.                                         67,900     1,208,620
   El Paso Electric Co.*                                    61,600     1,623,160
                                                                      ----------
                                                                       2,831,780
                                                                      ----------
ELECTRONIC COMPONENTS-MISCELLANEOUS - 4.0%
   Benchmark Electronics, Inc.*                             38,500       795,410
   Methode Electronics, Inc. Cl. A                          96,700     1,428,259
   Rogers Corp.*                                            19,900       882,565
                                                                      ----------
                                                                       3,106,234
                                                                      ----------
ELECTRONIC COMPONENTS-SEMICONDUCTORS - 1.4%
   IXYS Corp.*                                              49,400       505,362
   Semtech Corp.*                                           46,000       620,080
                                                                      ----------
                                                                       1,125,442
                                                                      ----------
ENERGY-ALTERNATE SOURCES - 1.5%
   Covanta Holdings Corp.*                                  51,200     1,135,616
                                                                      ----------
ENGINEERING/R & D SERVICES - 1.1%
   URS Corp.                                                19,600       834,764
                                                                      ----------
FINANCE-AUTO LOANS - 1.2%
   United PanAm Financial Corp.*,##                         71,800       897,500
                                                                      ----------
FINANCE-INVESTMENT BANKERS/BROKERS - 1.0%
   Knight Capital Group, Inc. Cl. A*                        47,300       749,232
                                                                      ----------
GAS-DISTRIBUTION - 2.9%
   Northwest Natural Gas Co.                                14,900       680,483
   UGI Corp.                                                58,100     1,551,851
                                                                      ----------
                                                                       2,232,334
                                                                      ----------
HEALTH CARE COST CONTAINMENT - 1.2%
   Healthspring, Inc.*                                      41,000       965,550
                                                                      ----------
HUMAN RESOURCES - 1.3%
   Korn/Ferry International*                                45,600     1,046,064
                                                                      ----------
INDEX FUND - 4.8%
   iShares Russell 2000 Value Index Fund                    45,900     3,716,982
                                                                      ----------
INDUSTRIAL AUTOMATION/ROBOTICS - 0.9%
   Cognex Corp.                                             30,700       665,269
                                                                      ----------
INVESTMENT COMPANIES - 1.2%
   Apollo Investment Corp.                                  45,300       969,420
                                                                      ----------
LASERS-SYSTEMS/COMPONENTS - 1.8%
   Cymer, Inc.*                                             13,900       577,545
   Rofin-Sinar Technologies, Inc.*                          14,200       840,356
                                                                      ----------
                                                                       1,417,901
                                                                      ----------
LIFE/HEALTH INSURANCE - 0.7%
   Scottish Re Group, Ltd.                                 141,900       570,438
                                                                      ----------
MACHINERY TOOLS & RELATED PRODUCTS - 2.0%
   Kennametal, Inc.                                         22,400     1,514,464
                                                                      ----------
MACHINERY-GENERAL INDUSTRY - 3.3%
   Gardner Denver, Inc.*                                    32,900     1,146,565
   Wabtec Corp.                                             40,900     1,410,641
                                                                      ----------
                                                                       2,557,206
                                                                      ----------
MEDICAL-HMO - 0.9%
   Centene Corp.*                                           34,200       717,858
                                                                      ----------
MEDICAL-OUTPATIENT/HOME MEDICAL CARE - 0.9%
   VistaCare, Inc.*                                         79,200       689,040
                                                                      ----------
METAL PROCESSORS & FABRICATION - 1.1%
   Quanex Corp.                                             20,050       849,117
                                                                      ----------
METAL-ALUMINUM - 1.5%
   Century Aluminum Co.*                                    24,500     1,148,560
                                                                      ----------
MULTIMEDIA - 0.6%
   Gemstar-TV Guide International, Inc.*                   102,400       429,056
                                                                      ----------
NETWORKING PRODUCTS - 1.5%
   Anixter International Inc.                                4,800       316,512
   Foundry Networks, Inc.*                                  60,200       816,914
                                                                      ----------
                                                                       1,133,426
                                                                      ----------
NON-HAZARDOUS WASTE DISPOSAL - 0.6%
   Waste Industries USA, Inc.                               16,900       464,243
                                                                      ----------
OIL-FIELD SERVICES - 2.4%
   Superior Energy Services*                                32,500     1,120,275
   Trico Marine Services, Inc.*                             19,200       715,392
                                                                      ----------
                                                                       1,835,667
                                                                      ----------
PRIVATE CORRECTIONS - 1.5%
   Corrections Corp. of America*                            22,000     1,161,820
                                                                      ----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       13


                                                         NUMBER OF
                                                           SHARES        VALUE
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE - 7.8%
   Castlepoint Holdings, Ltd. 144A#,*                     237,400    $ 3,881,490
   Amerisafe, Inc.*                                        49,500        933,075
   Tower Group, Inc.                                       37,400      1,205,028
                                                                     -----------
                                                                       6,019,593
                                                                     -----------
REITS-DIVERSIFIED - 2.3%
   Cousins Properties, Inc.                                30,200        992,372
   Washington Real Estate Investment Trust                 20,700        774,594
                                                                     -----------
                                                                       1,766,966
                                                                     -----------
REITS-HOTELS - 1.1%
   Ashford Hospitality Trust, Inc.                         71,400        852,516
                                                                     -----------
REITS-MORTGAGE - 5.8%
   JER Investors Trust, Inc. 144A#                         63,800      1,213,476
   JER Investors Trust, Inc.                               29,400        559,188
   KKR Financial Corp.                                     62,950      1,726,719
   Newcastle Investment Corp.                              37,000      1,026,010
                                                                     -----------
                                                                       4,525,393
                                                                     -----------
REITS-REGIONAL MALLS - 1.2%
   Pennsylvania Real Estate Investment Trust               20,800        922,064
                                                                     -----------
RETAIL-APPAREL/SHOE - 0.6%
   Aeropostale, Inc.                                       11,500        462,645
                                                                     -----------
RETAIL-DISCOUNT - 1.2%
   Big Lots, Inc.                                          29,700        929,016
                                                                     -----------
SAVINGS & LOANS/THRIFTS-CENTRAL US - 0.7%
   MAF Bancorp, Inc.                                       13,300        549,822
                                                                     -----------
SAVINGS & LOANS/THRIFTS-EASTERN US - 1.1%
   Brookline Bancorp, Inc.                                 68,028        861,915
                                                                     -----------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS - 2.7%
   ChipMOS TECHNOLOGIES
      Bermuda, Ltd.*                                      145,200      1,003,332
   Emulex Corp.*                                           59,100      1,080,939
                                                                     -----------
                                                                       2,084,271
                                                                     -----------
TELECOMMUNICATIONS EQUIPMENT - 1.7%
   Comtech Telecommunications Corp.*                       33,500      1,297,455
                                                                     -----------
THERAPEUTICS - 1.2%
   MGI Pharma, Inc.*                                       40,400        907,788
                                                                     -----------
TRANSPORT-AIR FREIGHT - 1.3%
   ABX Air, Inc.*                                         145,600        997,360
                                                                     -----------
TRANSPORT-MARINE - 1.8%
   Quintana Maritime, Ltd.                                102,200      1,407,294
--------------------------------------------------------------------------------
Total Common Stock (Cost: $63,148,316)                                76,698,460
--------------------------------------------------------------------------------

                                                        PRINCIPAL
                                                         AMOUNT         VALUE
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 9.0%
MONEY MARKET FUNDS - 1.1%
   Boston Global Investment Trust -
      Enhanced Portfolio, 5.290%**                     $  852,750   $   852,750
                                                                    -----------
TIME DEPOSIT - 7.9%
   Citibank Nassau
      4.690%, 04/02/07                                  6,098,874     6,098,874
-------------------------------------------------------------------------------
Total Short Term Investments (Cost: $6,951,624)                       6,951,624
-------------------------------------------------------------------------------
Total Investments - 108.1% (Cost: $70,099,940)                       83,650,084
-------------------------------------------------------------------------------
Liabilities in Excess of Other Assets - (8.1%)                       (6,251,606)
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $77,398,478
-------------------------------------------------------------------------------

*    NON-INCOME PRODUCING SECURITIES.

**   ALL OF THE SECURITY IS PURCHASED WITH CASH COLLATERAL PROCEEDS FROM
     SECURITIES LOANS.

#    144A SECURITY. CERTAIN CONDITION FOR PUBLIC SALE MAY EXIST. THE TOTAL
     MARKET VALUE OF 144A SECURITIES OWNED AT MARCH 31, 2007 WAS $5,094,966 OR
     6.58% OF NET ASSETS.

##   ALL OR A PORTION OF THE FUND'S HOLDINGS IN THIS SECURITY WAS ON LOAN AS OF
     03/31/07.

SCHEDULE OF INVESTMENTS BY SECTOR
as of March 31, 2007

                                                                      PERCENT OF
SECTOR                                                                NET ASSETS
--------------------------------------------------------------------------------
Financial                                                                31.6%
Industrial                                                               21.6
Consumer, Non-cyclical                                                   15.3
Utilities                                                                 6.5
Technology                                                                5.4
Funds                                                                     4.8
Energy                                                                    3.8
Communications                                                            3.7
Consumer, Cyclical                                                        2.7
Basic Materials                                                           2.7
Diversified                                                               1.0
Short Term Investments                                                    9.0
--------------------------------------------------------------------------------
Total Investments                                                       108.1
Liabilities in excess of other assets                                    (8.1)
--------------------------------------------------------------------------------
Net Assets                                                              100.0%
================================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       14


U.S. SYSTEMATIC LARGE CAP GROWTH FUND

MANAGEMENT TEAM: JAMES LI, PH.D., CFA, Portfolio Manager; JANE EDMONDSON,
Portfolio Manager; JUNCAI YANG, Analyst

CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

GOAL: The U.S. Systematic Large Cap Growth Fund seeks to maximize long-term capital appreciation by investing primarily in stocks from a universe of large
U.S. companies with market capitalizations similar to the upper 90% of the
Russell 1000 Growth Index at time of purchase.

MARKET OVERVIEW: Prices of U.S. large-cap growth stocks climbed higher during the twelve months ended March 31, 2007. Market conditions were uneven, as several months of steady gains were flanked by periods of downside volatility.

The fiscal year started on a weak note, with large-cap growth equities falling on concerns that higher inflation would prompt the Federal Reserve to continue raising interest rates and, in the process, dampen economic growth. The core
Consumer Price Index, which excludes food and energy prices, rose at a troubling
3.6% annual pace from April to June.

The market reversed course over the summer, however. Oil prices began to drop, inflation expectations eased and the Fed decided at its August meeting to hold rates steady, as it did throughout the remainder of the period. Large-cap growth stocks continued to advance during the fall and winter, supported by healthy corporate profit growth, brisk merger activity and signs that the Fed had orchestrated a soft landing for the economy.

Investor complacency shifted to alarm in late February, when a steep drop in
Chinese equities sparked concerns that markets around the world, including the
U.S. market, were overvalued. In a final twist, large-cap growth stocks rallied to finish March in positive territory, despite ongoing worries about the housing market and mixed signals from the Fed on the direction of monetary policy.

PERFORMANCE: The Fund's Class I shares gained 10.69% from April 1, 2006 through
March 31, 2007, outperforming the 7.05% increase in the Russell 1000 Growth
Index.

PORTFOLIO SPECIFICS: Outperformance over the index was due to stock selection, which was positive in most sectors and particularly strong among information technology and consumer discretionary companies. In aggregate, sector allocations detracted from relative performance.

In information technology, two of the best-performing holdings were MEMC
Electronic Materials, a supplier of wafers to the semiconductor industry, and
Sun Microsystems, a manufacturer of computer hardware. The portfolio also benefited from avoiding hardware manufacturer Dell, which was plagued by several issues, including heightened competition, a product recall and an investigation into its accounting policies.

In the consumer discretionary sector, retailer J. C. Penney was a standout performer. The company delivered strong same-store-sales growth and margin expansion and announced that it would be launching a new, private-label line of merchandise in 2008.

The portfolio remained well diversified throughout the period, consistent with our risk-controlled approach to portfolio construction. At March 31, the largest overweight versus the index was in the information technology sector (+4.6%);
the largest underweight was in financials (-4.8%).

MARKET OUTLOOK: Our process evaluates investment opportunities on a relative basis and is required to remain fully invested. As such, the process neither utilizes nor results in a forecast or outlook on the overall market, but strives to outperform the Russell 1000 Growth Index in both up and down markets. By consistently applying this process in all market environments, we believe we will continue to identify companies with excellent growth potential for the
Fund.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN U.S. SYSTEMATIC LARGE
CAP GROWTH FUND CLASS I AND II SHARES WITH THE RUSSELL 1000 GROWTH INDEX.

                                     [CHART]


               U.S. SYSTEMATIC
               LARGE CAP GROWTH    RUSSELL 1000
             FUND CLASS I SHARES   GROWTH INDEX
             -------------------   ------------
12/27/1996        $  250,000         $250,000
12/31/1996        $  247,200         $246,185
 1/31/1997        $  272,400         $263,452
 2/28/1997        $  267,800         $261,669
 3/31/1997        $  260,000         $247,507
 4/30/1997        $  270,000         $263,941
 5/31/1997        $  300,200         $282,990
 6/30/1997        $  311,400         $294,315
 7/31/1997        $  350,200         $320,345
 8/31/1997        $  342,200         $301,595
 9/30/1997        $  359,600         $316,436
10/31/1997        $  359,200         $304,741
11/30/1997        $  354,897         $317,683
12/31/1997        $  361,073         $321,241
 1/31/1998        $  366,478         $330,846
 2/28/1998        $  400,192         $355,733
 3/31/1998        $  424,641         $369,912
 4/30/1998        $  438,281         $375,032
 5/31/1998        $  427,214         $364,388
 6/30/1998        $  458,097         $386,707
 7/31/1998        $  448,284         $384,147
 8/31/1998        $  373,570         $326,494
 9/30/1998        $  420,007         $351,576
10/31/1998        $  451,657         $379,832
11/30/1998        $  494,721         $408,726
12/31/1998        $  580,590         $445,580
 1/31/1999        $  645,965         $471,745
 2/28/1999        $  632,475         $450,195
 3/31/1999        $  697,590         $473,907
 4/30/1999        $  730,134         $474,514
 5/31/1999        $  735,294         $459,932
 6/30/1999        $  770,229         $492,146
 7/31/1999        $  760,111         $476,505
 8/31/1999        $  755,701         $484,291
 9/30/1999        $  769,969         $474,116
10/31/1999        $  825,745         $509,922
11/30/1999        $  920,954         $537,432
12/31/1999        $1,138,610         $593,330
 1/31/2000        $1,089,839         $565,509
 2/29/2000        $1,248,865         $593,157
 3/31/2000        $1,292,448         $635,615
 4/30/2000        $1,193,089         $605,372
 5/31/2000        $1,117,078         $574,886
 6/30/2000        $1,235,116         $618,456
 7/31/2000        $1,180,637         $592,673
 8/31/2000        $1,334,734         $646,334
 9/30/2000        $1,219,032         $585,197
10/31/2000        $1,094,249         $557,505
11/30/2000        $  883,799         $475,324
12/31/2000        $  865,615         $460,284
 1/31/2001        $  843,954         $492,085
 2/28/2001        $  698,749         $408,544
 3/31/2001        $  604,620         $364,086
 4/30/2001        $  683,507         $410,132
 5/31/2001        $  652,754         $404,095
 6/30/2001        $  620,130         $394,736
 7/31/2001        $  584,564         $384,872
 8/31/2001        $  518,513         $353,389
 9/30/2001        $  434,278         $318,121
10/31/2001        $  455,938         $334,822
11/30/2001        $  511,560         $366,999
12/31/2001        $  508,886         $366,302
 1/31/2002        $  489,365         $359,818
 2/28/2002        $  457,810         $344,886
 3/31/2002        $  483,482         $356,819
 4/30/2002        $  455,404         $327,702
 5/31/2002        $  442,033         $319,772
 6/30/2002        $  393,631         $290,193
 7/31/2002        $  362,611         $274,232
 8/31/2002        $  364,483         $275,055
 9/30/2002        $  340,951         $246,532
10/31/2002        $  359,403         $269,139
11/30/2002        $  373,041         $283,753
12/31/2002        $  336,940         $264,146
 1/31/2003        $  329,987         $257,727
 2/28/2003        $  329,185         $256,541
 3/31/2003        $  340,416         $261,313
 4/30/2003        $  361,809         $280,650
 5/31/2003        $  372,506         $294,655
 6/30/2003        $  376,517         $298,721
 7/31/2003        $  387,213         $306,159
 8/31/2003        $  396,573         $313,782
 9/30/2003        $  385,876         $310,425
10/31/2003        $  404,060         $327,871
11/30/2003        $  408,606         $331,281
12/31/2003        $  408,072         $342,743
 1/31/2004        $  418,768         $349,735
 2/29/2004        $  415,827         $351,973
 3/31/2004        $  402,991         $345,427
 4/30/2004        $  393,631         $341,420
 5/31/2004        $  403,793         $347,770
 6/30/2004        $  412,618         $352,152
 7/31/2004        $  390,957         $332,255
 8/30/2004        $  385,609         $330,627
 9/30/2004        $  390,688         $333,768
10/31/2004        $  403,229         $338,975
11/30/2004        $  427,221         $350,636
12/31/2004        $  438,371         $364,381
 1/31/2005        $  423,379         $352,247
 2/28/2005        $  432,101         $355,981
 3/31/2005        $  426,916         $349,502
 4/30/2005        $  408,644         $342,861
 5/31/2005        $  429,607         $359,421
 6/30/2005        $  429,865         $358,092
 7/31/2005        $  448,392         $375,602
 8/31/2005        $  440,500         $370,757
 9/30/2005        $  445,390         $372,462
10/31/2005        $  434,210         $368,850
11/30/2005        $  454,662         $384,747
12/31/2005        $  454,389         $383,554
 1/31/2006        $  471,838         $390,305
 2/28/2006        $  473,489         $389,680
 3/31/2006        $  486,557         $395,448
 4/30/2006        $  486,849         $394,894
 5/31/2006        $  470,783         $381,507
 6/30/2006        $  469,135         $380,019
 7/31/2006        $  472,138         $372,799
 8/31/2006        $  487,860         $384,430
 9/30/2006        $  502,496         $395,002
10/31/2006        $  521,792         $408,867
11/30/2006        $  525,914         $416,962
12/31/2006        $  529,490         $418,380
 1/31/2007        $  547,969         $429,132
 2/28/2007        $  537,229         $421,064
 3/31/2007        $  545,502         $423,338


Annualized Total Returns As of 3/31/07

                                   1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------
U.S. Systematic Large Cap Growth
Fund Class I                       10.69%    1.80%      7.35%
--------------------------------------------------------------
Russell 1000 Growth Index           7.05%    3.47%      5.51%
--------------------------------------------------------------

                                       15


                                     [CHART]


               U.S. SYSTEMATIC
               LARGE CAP GROWTH    RUSSELL 1000
             FUND CLASS I SHARES   GROWTH INDEX
             -------------------   ------------
12/27/1996        $  250,000         $250,000
12/31/1996        $  247,200         $246,185
 1/31/1997        $  272,400         $263,452
 2/28/1997        $  267,800         $261,669
 3/31/1997        $  260,000         $247,507
 4/30/1997        $  270,000         $263,941
 5/31/1997        $  300,200         $282,990
 6/30/1997        $  311,400         $294,315
 7/31/1997        $  350,200         $320,345
 8/31/1997        $  342,200         $301,595
 9/30/1997        $  359,600         $316,436
10/31/1997        $  359,200         $304,741
11/30/1997        $  354,897         $317,683
12/31/1997        $  361,073         $321,241
 1/31/1998        $  366,478         $330,846
 2/28/1998        $  400,192         $355,733
 3/31/1998        $  424,641         $369,912
 4/30/1998        $  438,281         $375,032
 5/31/1998        $  427,214         $364,388
 6/30/1998        $  458,097         $386,707
 7/31/1998        $  448,284         $384,147
 8/31/1998        $  373,570         $326,494
 9/30/1998        $  420,007         $351,576
10/31/1998        $  451,657         $379,832
11/30/1998        $  494,721         $408,726
12/31/1998        $  580,590         $445,580
 1/31/1999        $  645,965         $471,745
 2/28/1999        $  632,475         $450,195
 3/31/1999        $  697,590         $473,907
 4/30/1999        $  730,134         $474,514
 5/31/1999        $  735,294         $459,932
 6/30/1999        $  770,229         $492,146
 7/31/1999        $  760,111         $476,505
 8/31/1999        $  755,701         $484,291
 9/30/1999        $  769,969         $474,116
10/31/1999        $  825,745         $509,922
11/30/1999        $  920,954         $537,432
12/31/1999        $1,138,610         $593,330
 1/31/2000        $1,089,839         $565,509
 2/29/2000        $1,248,865         $593,157
 3/31/2000        $1,292,448         $635,615
 4/30/2000        $1,193,089         $605,372
 5/31/2000        $1,117,078         $574,886
 6/30/2000        $1,235,116         $618,456
 7/31/2000        $1,180,637         $592,673
 8/31/2000        $1,334,734         $646,334
 9/30/2000        $1,219,032         $585,197
10/31/2000        $1,094,249         $557,505
11/30/2000        $  883,799         $475,324
12/31/2000        $  865,615         $460,284
 1/31/2001        $  843,954         $492,085
 2/28/2001        $  698,749         $408,544
 3/31/2001        $  604,620         $364,086
 4/30/2001        $  683,507         $410,132
 5/31/2001        $  652,754         $404,095
 6/30/2001        $  620,130         $394,736
 7/31/2001        $  584,564         $384,872
 8/31/2001        $  518,513         $353,389
 9/30/2001        $  434,278         $318,121
10/31/2001        $  455,938         $334,822
11/30/2001        $  511,560         $366,999
12/31/2001        $  508,886         $366,302
 1/31/2002        $  489,365         $359,818
 2/28/2002        $  457,810         $344,886
 3/31/2002        $  483,482         $356,819
 4/30/2002        $  455,404         $327,702
 5/31/2002        $  442,033         $319,772
 6/30/2002        $  393,631         $290,193
 7/31/2002        $  362,611         $274,232
 8/31/2002        $  364,483         $275,055
 9/30/2002        $  340,951         $246,532
10/31/2002        $  359,403         $269,139
11/30/2002        $  373,041         $283,753
12/31/2002        $  336,940         $264,146
 1/31/2003        $  329,987         $257,727
 2/28/2003        $  329,185         $256,541
 3/31/2003        $  340,416         $261,313
 4/30/2003        $  361,809         $280,650
 5/31/2003        $  372,506         $294,655
 6/30/2003        $  376,517         $298,721
 7/31/2003        $  387,213         $306,159
 8/31/2003        $  396,573         $313,782
 9/30/2003        $  385,876         $310,425
10/31/2003        $  404,060         $327,871
11/30/2003        $  408,606         $331,281
12/31/2003        $  408,072         $342,743
 1/31/2004        $  418,768         $349,735
 2/29/2004        $  415,827         $351,973
 3/31/2004        $  402,991         $345,427
 4/30/2004        $  393,631         $341,420
 5/31/2004        $  403,793         $347,770
 6/30/2004        $  412,618         $352,152
 7/31/2004        $  390,957         $332,255
 8/30/2004        $  385,609         $330,627
 9/30/2004        $  390,688         $333,768
10/31/2004        $  395,767         $338,975
11/30/2004        $  419,315         $350,636
12/31/2004        $  430,259         $364,381
 1/31/2005        $  415,544         $352,247
 2/28/2005        $  424,104         $355,981
 3/31/2005        $  419,015         $349,502
 4/30/2005        $  401,081         $342,861
 5/31/2005        $  421,657         $359,421
 6/30/2005        $  421,910         $358,092
 7/31/2005        $  440,094         $375,602
 8/31/2005        $  432,348         $370,757
 9/30/2005        $  437,147         $372,462
10/31/2005        $  426,175         $368,850
11/30/2005        $  446,290         $384,747
12/31/2005        $  446,290         $383,554
 1/31/2006        $  463,830         $390,305
 2/28/2006        $  465,731         $389,680
 3/31/2006        $  478,399         $395,448
 4/30/2006        $  478,686         $394,894
 5/31/2006        $  463,033         $381,507
 6/30/2006        $  461,413         $380,019
 7/31/2006        $  458,460         $372,799
 8/31/2006        $  473,818         $384,430
 9/30/2006        $  488,080         $395,002
10/31/2006        $  506,969         $408,867
11/30/2006        $  511,075         $416,962
12/31/2006        $  514,601         $418,380
 1/31/2007        $  532,407         $429,132
 2/28/2007        $  522,184         $421,064
 3/31/2007        $  530,278         $423,338


Annualized Total Returns As of 3/31/07

                                   1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------
U.S. Systematic Large Cap Growth
Fund Class II                      10.83%    1.86%      7.39%
--------------------------------------------------------------
Russell 1000 Growth Index           7.05%    3.47%      5.51%
--------------------------------------------------------------

THE GRAPHS ABOVE SHOW THE VALUE OF A HYPOTHETICAL $250,000 INVESTMENT IN THE
FUND'S CLASS I AND II SHARES COMPARED WITH THE RUSSELL 1000 GROWTH INDEX FOR THE
PERIODS INDICATED. THE FUND'S CLASS I AND II SHARES CALCULATE THEIR PERFORMANCE
BASED UPON THE HISTORICAL PERFORMANCE OF A CORRESPONDING SERIES OF
NICHOLAS-APPLEGATE MUTUAL FUNDS (RENAMED ING MUTUAL FUNDS), ADJUSTED TO REFLECT
ALL FEES AND EXPENSES APPLICABLE TO THE FUND'S CLASS I AND II SHARES. THE
NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS' CLASS I SHARES WERE FIRST AVAILABLE ON
MAY 7, 1999 AND CLASS II SHARES ON SEPTEMBER 30, 2005. THE HISTORICAL
PERFORMANCE OF CLASS II SHARES INCLUDES THE PERFORMANCE OF CLASS I SHARES FOR
PERIODS PRIOR TO THE INCEPTION OF CLASS II. AVERAGE ANNUAL TOTAL RETURN FIGURES
INCLUDE CHANGES IN PRINCIPAL VALUE, REINVESTED DIVIDENDS, AND CAPITAL GAIN
DISTRIBUTIONS. THE TOTAL RETURNS SHOWN ABOVE DO NOT SHOW THE EFFECTS OF INCOME
TAXES ON AN INDIVIDUAL'S INVESTMENT. IN MOST CASES, TAXES MAY REDUCE YOUR ACTUAL
INVESTMENT RETURNS ON INCOME OR GAINS PAID BY THE FUND OR ANY GAINS YOU MAY
REALIZE IF YOU SELL YOUR SHARES. PAST PERFORMANCE CANNOT GUARANTEE FUTURE
RESULTS.

RUSSELL 1000 GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000
COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES.
THE RUSSELL 1000 INDEX CONSISTS OF THE 1,000 LARGEST SECURITIES IN THE RUSSELL
3000 INDEX, WHICH REPRESENTS APPROXIMATELY 90% OF THE TOTAL MARKET
CAPITALIZATION OF THE RUSSELL 3000 INDEX. IT IS A LARGE-CAP, MARKET-ORIENTED
INDEX AND IS HIGHLY CORRELATED WITH THE S&P 500 INDEX. THE UNMANAGED INDEX
DIFFERS FROM THE FUND IN COMPOSITION, DOES NOT PAY MANAGEMENT FEES OR EXPENSES
AND INCLUDES REINVESTED DIVIDENDS. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE
WILL FLUCTUATE WITH MARKET CONDITIONS. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL
YOUR SHARES.

                                       16


SCHEDULE OF INVESTMENTS
As of March 31, 2007

                                                          NUMBER OF
                                                            SHARES       VALUE
--------------------------------------------------------------------------------
COMMON STOCK - 101.4%
AEROSPACE/DEFENSE - 4.6%
   Boeing Co.                                                2,200    $  195,602
   Lockheed Martin Corp.                                     3,700       358,974
   Raytheon Co.                                              4,200       220,332
                                                                      ----------
                                                                         774,908
                                                                      ----------
AGRICULTURAL CHEMICALS - 2.2%
   Monsanto Co.                                              6,700       368,232
                                                                      ----------
AIRLINES - 0.6%
   AMR Corp.                                                 3,500       106,575
                                                                      ----------
APPLICATIONS SOFTWARE - 4.8%
   Microsoft Corp.                                          29,100       811,017
                                                                      ----------
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL - 0.6%
   Johnson Controls, Inc.                                    1,000        94,620
                                                                      ----------
BREWERY - 2.3%
   Anheuser Busch, Inc.                                      3,500       176,610
   Molson Coors Brewing Co. Cl. B                            2,300       217,626
                                                                      ----------
                                                                         394,236
                                                                      ----------
CABLE TV - 1.5%
   Comcast Corp. Cl. A*                                      9,750       253,012
                                                                      ----------
CHEMICALS-SPECIALTY - 1.3%
   Cabot Corp.                                               4,600       219,558
                                                                      ----------
COMPUTERS - 7.1%
   Hewlett-Packard Co.                                       9,800       393,372
   International Business Machines Corp.                     5,700       537,282
   Sun Microsystems, Inc.*                                  46,600       280,066
                                                                      ----------
                                                                       1,210,720
                                                                      ----------
COMPUTERS-INTEGRATED SYSTEMS - 1.0%
   Diebold, Inc.                                             3,600       171,756
                                                                      ----------
COMPUTERS-MEMORY DEVICES - 1.5%
   Network Appliance, Inc.*                                  6,800       248,336
                                                                      ----------
COSMETICS & TOILETRIES - 1.0%
   Procter & Gamble Co.                                      2,775       175,269
                                                                      ----------
DIVERSIFIED MANUFACTURING OPERATIONS - 4.8%
   Cooper Industries, Ltd. Cl. A                             3,600       161,964
   General Electric Co.                                     11,600       410,176
   Parker Hannifin Corp.                                     2,800       241,668
                                                                      ----------
                                                                         813,808
                                                                      ----------
E-COMMERCE/PRODUCTS - 1.3%
   NutriSystem, Inc.*                                        4,100       214,881
                                                                      ----------
E-COMMERCE/SERVICES - 2.4%
   eBay, Inc.*                                               9,400       311,610
   IAC/InterActiveCorp*                                      2,700       101,817
                                                                      ----------
                                                                         413,427
                                                                      ----------
ELECTRIC-INTEGRATED - 1.2%
   Constellation Energy Group, Inc.                          2,300       199,985
                                                                      ----------
ELECTRONIC COMPONENTS-SEMICONDUCTORS - 3.8%
   Intel Corp.                                              22,200       424,686
   MEMC Electronic Materials, Inc.*                          3,800       230,204
                                                                      ----------
                                                                         654,890
                                                                      ----------
ELECTRONIC CONNECTORS - 1.0%
   Thomas & Betts Corp.*                                     3,400       165,988
                                                                      ----------
ENTERPRISE SOFTWARE/SERVICES - 3.4%
   BEA Systems, Inc.                                        15,900       184,281
   BMC Software, Inc.                                        7,000       215,530
   Oracle Corp.*                                            10,100       183,113
                                                                      ----------
                                                                         582,924
                                                                      ----------
FINANCE-INVESTMENT BANKERS/BROKERS - 3.7%
   Morgan Stanley                                            3,100       244,156
   The Goldman Sachs Group, Inc.                             1,900       392,597
                                                                      ----------
                                                                         636,753
                                                                      ----------
FOOD-MISCELLANEOUS/DIVERSIFIED - 2.0%
   General Mills, Inc.                                       2,100       122,262
   Sara Lee Corp.                                           13,200       223,344
                                                                      ----------
                                                                         345,606
                                                                      ----------
HEALTH CARE COST CONTAINMENT - 1.6%
   McKesson Corp.                                            4,800       280,992
                                                                      ----------
HUMAN RESOURCES - 1.3%
   Manpower, Inc.                                            2,900       213,933
                                                                      ----------
LIFE/HEALTH INSURANCE - 1.2%
   Cigna Corp.                                               1,400       199,724
                                                                      ----------
MEDICAL LABS & TESTING SERVICES - 2.4%
   Laboratory Corp. of America Holdings*                     3,100       225,153
   Quest Diagnostics, Inc.                                   3,800       189,506
                                                                      ----------
                                                                         414,659
                                                                      ----------
MEDICAL PRODUCTS - 5.0%
   Baxter International, Inc.                                4,900       258,083
   Johnson & Johnson                                         9,800       590,548
                                                                      ----------
                                                                         848,631
                                                                      ----------
MEDICAL-BIOMEDICAL/GENETICS - 0.7%
   Amgen, Inc.                                               2,200       122,936
                                                                      ----------
MEDICAL-DRUGS - 3.1%
   Abbott Laboratories                                       3,000       167,400
   Schering-Plough Corp.                                     7,400       188,774
   Wyeth                                                     3,300       165,099
                                                                      ----------
                                                                         521,273
                                                                      ----------
MEDICAL-HMO - 3.9%
   UnitedHealth Group, Inc.                                  7,400       391,978
   WellCare Health Plans, Inc.*                              3,100       264,275
                                                                      ----------
                                                                         656,253
                                                                      ----------
METAL-DIVERSIFIED - 1.1%
   Freeport-McMoRan Copper & Gold, Inc.                      2,800       185,332
                                                                      ----------
MULTIMEDIA - 2.7%
   News Corp. Cl. B                                          7,300       178,631
   The Walt Disney Co.                                       8,300       285,769
                                                                      ----------
                                                                         464,400
                                                                      ----------
NETWORKING PRODUCTS - 4.0%
   Cisco Systems, Inc.*                                     26,500       676,545
                                                                      ----------
OIL FIELD MACHINERY & EQUIPMENT - 1.7%
   National Oilwell Varco, Inc.*                             3,800       295,602
                                                                      ----------
OIL REFINING & MARKETING - 2.2%
   Frontier Oil Corp.                                        4,900       159,936
   Valero Energy Corp.                                       3,200       206,368
                                                                      ----------
                                                                         366,304
                                                                      ----------
PUBLISHING-NEWSPAPERS - 2.0%
   Gannett Co, Inc.                                          6,100       343,369
                                                                      ----------
RETAIL-APPAREL/SHOE - 1.2%
   Nordstrom, Inc.                                           3,800       201,172
                                                                      ----------
RETAIL-DISCOUNT - 1.5%
   Wal-Mart Stores, Inc.                                     5,500       258,225
                                                                      ----------
RETAIL-MAJOR DEPARTMENT STORES - 1.7%
   JC Penney Co, Inc.                                        3,500       287,560
                                                                      ----------
RETAIL-REGIONAL DEPARTMENT STORES - 3.4%
   Federated Department Stores, Inc.                         4,400       198,220
   Kohl's Corp.*                                             4,900       375,389
                                                                      ----------
                                                                         573,609
                                                                      ----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       17


                                                         NUMBER OF
                                                           SHARES        VALUE
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS - 2.0%
   Brinker International, Inc.                              4,600    $   150,420
   McDonald's Corp.                                         4,300        193,715
                                                                     -----------
                                                                         344,135
                                                                     -----------
TELEPHONE-INTEGRATED - 2.6%
   Level 3 Communications, Inc.*                           13,600         82,960
   Verizon Communications, Inc.                             9,400        356,448
                                                                     -----------
                                                                         439,408
                                                                     -----------
WEB PORTALS/ISP - 1.3%
   Google, Inc. Cl. A*                                        500        229,080
                                                                     -----------
WIRELESS EQUIPMENT - 2.7%
   Motorola, Inc.                                          13,700        242,079
   Qualcomm, Inc.                                           5,200        221,832
                                                                     -----------
                                                                         463,911
--------------------------------------------------------------------------------
Total Common Stock (Cost: $15,259,839)                                17,243,554
--------------------------------------------------------------------------------

                                                        PRINCIPAL
                                                          AMOUNT
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 1.0%
TIME DEPOSIT - 1.0%
   Bank of America London
      4.690%, 04/02/07 (Cost: $180,275)                  $180,275       180,275
-------------------------------------------------------------------------------
Total Investments - 102.4% (Cost: $15,440,114)                       17,423,829
-------------------------------------------------------------------------------
Liabilities in Excess of Other Assets - (2.4%)                         (416,273)
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $17,007,556
-------------------------------------------------------------------------------

*    NON-INCOME PRODUCING SECURITIES.

SCHEDULE OF INVESTMENTS BY SECTOR
as of March 31, 2007

                                                                      PERCENT OF
SECTOR                                                                NET ASSETS
--------------------------------------------------------------------------------
Technology                                                               23.3%
Communications                                                           20.6
Consumer, Non-cyclical                                                   19.4
Consumer, Cyclical                                                       13.3
Industrial                                                               10.3
Financial                                                                 4.9
Basic Materials                                                           4.5
Energy                                                                    3.9
Utilities                                                                 1.2
Short Term Investments                                                    1.0
--------------------------------------------------------------------------------
Total Investments                                                       102.4
Liabilities in excess of other assets                                    (2.4)
--------------------------------------------------------------------------------
Net Assets                                                              100.0%
================================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       18


U.S. SYSTEMATIC MID CAP GROWTH FUND

MANAGEMENT TEAM: JANE EDMONDSON, Portfolio Manager; MARK P. ROEMER, Portfolio
Manager

CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

GOAL: The U.S. Systematic Mid Cap Growth Fund seeks to maximize long-term capital appreciation through investments primarily in stocks of mid-sized U.S.
companies. Generally, mid-sized companies are those within the capitalization range of the Russell Midcap Growth Index, as measured at time of purchase.

MARKET OVERVIEW: U.S. mid-cap growth stocks, as measured by the Russell Midcap
Growth Index, posted solid gains from April 1, 2006 to March 31, 2007. After a weak start to the fiscal year, a number of factors helped drive the index higher, including:

     -    Retreat in oil prices, which hit a record $78.40 a barrel in July but fell to $49.90 in January

     -    Pause in monetary tightening from the Federal Reserve after seventeen consecutive rate hikes between June 2004 and June 2006

     -    Solid economic backdrop and healthy corporate profit growth among medium-sized companies

A pickup in mergers, acquisitions and leveraged buyouts contributed to gains among mid-cap growth stocks. The brisk pace of transactions was fueled by cash-rich corporate balance sheets, strong inflows into private equity funds and favorable credit market conditions.

The increase in the Russell Midcap Growth Index was broad based. Information technology was the only sector to register a loss, hurt by market volatility early and late in the period and concerns about the accounting treatment of stock options, a popular form of compensation in the sector. While only a small weight in the index, the utilities sector posted the highest return amid consolidation in the group and a favorable pricing environment.

PERFORMANCE: During the fiscal year ended March 31, 2007, the Fund's Class I shares rose 10.54%, outperforming the Russell Midcap Growth Index, which gained
6.89%.

PORTFOLIO SPECIFICS: The Fund's outperformance was due to stock selection, which was positive in most sectors. Stock selection was strongest in the consumer discretionary sector, where toy manufacturer Mattel, cable TV operator
Cablevision Systems and weight loss company NutriSystem were top performers.
Mattel saw good sales growth across its major segments, including its Barbie brand. Cablevision Systems announced that it had received a bid to be taken private by the company's founding family. NutriSystem benefited from a favorable outlook for its men's and senior citizens' programs. A lack of exposure to several homebuilding stocks that fell sharply further boosted relative results in the consumer discretionary sector.

Stock selection in the industrials and utilities sectors was also notably strong, led by significant gains from AMR Corporation, the parent company of
American Airlines, and Mirant, an independent power producer. The main areas of relative weakness in the portfolio were stock selection among financials and materials companies.

Throughout the period, we maintained the Fund's well diversified structure. The largest overweight versus the index at March 31 was in the consumer staples sector (+3.8%), and the largest underweight was in health care (-5.0%).

MARKET OUTLOOK: Our process evaluates investment opportunities on a relative basis and is required to remain fully invested. As such, the process neither utilizes nor results in a forecast or outlook on the overall market, but expects to perform equally well versus the Russell Midcap Growth Index in both up and down markets. We are confident that the Fund's proprietary stock-selection model, in conjunction with its risk-controlled approach to portfolio construction, will continue to add value above the benchmark over time.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN U.S. SYSTEMATIC MID
CAP GROWTH FUND CLASS I AND II SHARES WITH THE RUSSELL MIDCAP GROWTH INDEX.

                                     [CHART]


               U.S. SYSTEMATIC
                MID CAP GROWTH     RUSSELL MIDCAP
             FUND CLASS I SHARES    GROWTH INDEX
             -------------------   --------------
 2/27/2004         $250,000           $250,000
 2/29/2004         $250,000           $250,000
 3/31/2004         $247,250           $249,500
 4/30/2004         $231,995           $242,439
 5/31/2004         $238,491           $248,161
 6/30/2004         $246,241           $252,106
 7/31/2004         $229,990           $235,392
 8/30/2004         $223,481           $232,496
 9/30/2004         $237,225           $241,192
10/31/2004         $240,214           $249,368
11/30/2004         $259,215           $262,236
12/31/2004         $269,713           $274,823
 1/31/2005         $263,213           $267,458
 2/28/2005         $272,452           $274,224
 3/31/2005         $267,193           $270,221
 4/30/2005         $251,696           $259,520
 5/31/2005         $267,201           $274,339
 6/30/2005         $277,194           $279,441
 7/31/2005         $298,926           $295,733
 8/31/2005         $299,434           $293,899
 9/30/2005         $302,429           $297,690
10/31/2005         $293,416           $288,938
11/30/2005         $306,855           $304,628
12/31/2005         $309,708           $307,979
 1/31/2006         $330,242           $326,427
 2/28/2006         $328,690           $322,411
 3/31/2006         $338,583           $331,407
 4/30/2006         $341,191           $332,799
 5/31/2006         $323,517           $317,124
 6/30/2006         $319,861           $315,824
 7/31/2006         $307,131           $304,517
 8/31/2006         $312,321           $311,521
 9/30/2006         $320,910           $318,624
10/31/2006         $336,763           $330,859
11/30/2006         $348,718           $343,829
12/31/2006         $349,520           $340,734
 1/31/2007         $364,480           $353,137
 2/28/2007         $363,386           $352,360
 3/31/2007         $374,251           $354,192


Annualized Total Returns As of 3/31/07

                              1 YEAR   SINCE INCEPTION
------------------------------------------------------
U.S. Systematic Mid Cap
Growth Fund Class I           10.54%        13.96%
------------------------------------------------------
Russell Midcap Growth Index    6.89%        11.95%
------------------------------------------------------

                                       19


                                     [CHART]


               U.S. SYSTEMATIC
                MID CAP GROWTH     RUSSELL MIDCAP
             FUND CLASS I SHARES    GROWTH INDEX
             -------------------   --------------
 2/27/2004         $250,000           $250,000
 2/29/2004         $250,000           $250,000
 3/31/2004         $247,250           $249,500
 4/30/2004         $231,995           $242,439
 5/31/2004         $238,491           $248,161
 6/30/2004         $246,241           $252,106
 7/31/2004         $229,990           $235,392
 8/30/2004         $223,481           $232,496
 9/30/2004         $237,225           $241,192
10/31/2004         $240,214           $249,368
11/30/2004         $259,215           $262,236
12/31/2004         $269,713           $274,823
 1/31/2005         $263,213           $267,458
 2/28/2005         $272,452           $274,224
 3/31/2005         $267,193           $270,221
 4/30/2005         $251,696           $259,520
 5/31/2005         $267,201           $274,339
 6/30/2005         $277,194           $279,441
 7/31/2005         $298,926           $295,733
 8/31/2005         $299,434           $293,899
 9/30/2005         $302,429           $297,690
10/31/2005         $293,688           $288,938
11/30/2005         $307,639           $304,628
12/31/2005         $310,253           $307,979
 1/31/2006         $331,320           $326,427
 2/28/2006         $329,762           $322,411
 3/31/2006         $339,919           $331,407
 4/30/2006         $342,537           $332,799
 5/31/2006         $324,588           $317,124
 6/30/2006         $321,212           $315,824
 7/31/2006         $308,460           $304,517
 8/31/2006         $313,673           $311,521
 9/30/2006         $322,518           $318,624
10/31/2006         $338,386           $330,859
11/30/2006         $350,331           $343,829
12/31/2006         $351,417           $340,734
 1/31/2007         $366,634           $353,137
 2/28/2007         $365,277           $352,360
 3/31/2007         $376,710           $354,192


Annualized Total Returns As of 3/31/07

                              1 YEAR   SINCE INCEPTION
------------------------------------------------------
U.S. Systematic Mid Cap
Growth Fund Class II          10.81%        14.22%
------------------------------------------------------
Russell Midcap Growth Index    6.89%        11.95%
------------------------------------------------------

THE GRAPHS ABOVE SHOW THE VALUE OF A HYPOTHETICAL $250,000 INVESTMENT IN THE
FUND'S CLASS I AND II SHARES COMPARED WITH THE RUSSELL MIDCAP GROWTH INDEX FOR
THE PERIODS INDICATED. THE FUND'S CLASS I SHARES WERE FIRST AVAILABLE ON
FEBRUARY 27, 2004 AND CLASS II SHARES ON SEPTEMBER 30, 2005. THE HISTORICAL
PERFORMANCE OF CLASS II SHARES INCLUDES THE PERFOMANCE OF CLASS I SHARES FOR
PERIODS PRIOR TO THE INCEPTION OF CLASS II SHARES. AVERAGE ANNUAL TOTAL RETURN
FIGURES INCLUDE CHANGES IN PRINCIPAL VALUE, REINVESTED DIVIDENDS, AND CAPITAL
GAIN DISTRIBUTIONS. AVERAGE ANNUAL TOTAL RETURN FIGURES INCLUDE CHANGES IN
PRINCIPAL VALUE, REINVESTED DIVIDENDS, AND CAPITAL GAIN DISTRIBUTIONS. THE TOTAL
RETURNS SHOWN ABOVE DO NOT SHOW THE EFFECTS OF INCOME TAXES ON AN INDIVIDUAL'S
INVESTMENT.

IN MOST CASES, TAXES MAY REDUCE YOUR ACTUAL INVESTMENT RETURNS ON INCOME OR
GAINS PAID BY THE FUND OR ANY GAINS YOU MAY REALIZE IF YOU SELL YOUR SHARES.
PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS.

THE RUSSELL MIDCAP GROWTH INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE
OF THE SMALLEST 800 STOCKS IN THE RUSSELL 1000 INDEX AS RANKED BY TOTAL MARKET
CAPITALIZATION. THE RUSSELL 1000 INDEX CONSISTS OF THE 1,000 LARGEST SECURITIES
IN THE RUSSELL 3000 INDEX, WHICH REPRESENTS APPROXIMATELY 90% OF THE TOTAL
MARKET CAPITALIZATION OF THE INDEX. RUSSELL GROWTH INDEXES MEASURE THE
PERFORMANCE OF THOSE COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER
FORECASTED GROWTH VALUES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE
WILL FLUCTUATE WITH MARKET CONDITIONS. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL
YOUR SHARES.

                                       20


SCHEDULE OF INVESTMENTS
As of March 31, 2007

                                                          NUMBER OF
                                                            SHARES       VALUE
--------------------------------------------------------------------------------
COMMON STOCK - 98.3%
AEROSPACE/DEFENSE - 1.1%
   Spirit Aerosystems Holdings, Inc. Cl. A                   9,200    $  293,020
                                                                      ----------
AIRLINES - 2.9%
   AMR Corp.                                                12,400       377,580
   Continental Airlines, Inc. Cl. B                         11,400       414,846
                                                                      ----------
                                                                         792,426
                                                                      ----------
APPAREL MANUFACTURERS - 1.0%
   Phillips-Van Heusen                                       4,600       270,480
                                                                      ----------
BREWERY - 1.6%
   Molson Coors Brewing Co. Cl. B                            4,500       425,790
                                                                      ----------
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS - 1.0%
   Masco Corp.                                               9,600       263,040
                                                                      ----------
BUILDING-MAINTENANCE & SERVICE - 1.2%
   Rollins, Inc.                                            13,600       312,936
                                                                      ----------
CASINO HOTELS - 1.4%
   Wynn Resorts, Ltd.                                        3,900       369,954
                                                                      ----------
CHEMICALS-SPECIALTY - 1.1%
   Ashland, Inc.                                             4,700       308,320
                                                                      ----------
COMMERCIAL BANKS-SOUTHERN US - 1.0%
   Synovus Financial Corp.                                   8,500       274,890
                                                                      ----------
COMMERCIAL SERVICES-FINANCE - 0.9%
   Equifax, Inc.                                             7,000       255,150
                                                                      ----------
COMPUTER SERVICES - 1.1%
   DST Systems, Inc.                                         4,100       308,320
                                                                      ----------
COMPUTERS-INTEGRATED SYSTEMS - 2.5%
   Brocade Communications Systems, Inc.*                    39,100       372,232
   Diebold, Inc.                                             6,400       305,344
                                                                      ----------
                                                                         677,576
                                                                      ----------
COMPUTERS-MEMORY DEVICES - 1.7%
   Network Appliance, Inc.*                                 12,900       471,108
                                                                      ----------
COSMETICS & TOILETRIES - 1.0%
   The Estee Lauder Cos., Inc. Cl. A                         5,800       283,330
                                                                      ----------
DATA PROCESSING/MANAGEMENT - 1.6%
   Dun & Bradstreet Corp.                                    4,700       428,640
                                                                      ----------
DIALYSIS CENTERS - 1.0%
   DaVita, Inc.*                                             5,200       277,264
                                                                      ----------
DISTRIBUTION/WHOLESALE - 1.4%
   Genuine Parts Co.                                         7,600       372,400
                                                                      ----------
DIVERSIFIED MANUFACTURING OPERATIONS - 3.3%
   Dover Corp.                                               8,700       424,647
   Parker Hannifin Corp.                                     1,800       155,358
   Teleflex, Inc.                                            4,700       319,929
                                                                      ----------
                                                                         899,934
                                                                      ----------
E-COMMERCE/PRODUCTS - 1.5%
   NutriSystem, Inc.*                                        7,700       403,557
                                                                      ----------
E-COMMERCE/SERVICES - 1.7%
   Liberty Media Corp. - Interactive                        19,800       471,636
                                                                      ----------
ELECTRONIC COMPONENTS-SEMICONDUCTORS - 2.0%
   Intersil Corp. Cl. A                                      4,000       105,960
   MEMC Electronic Materials, Inc.*                          7,400       448,292
                                                                      ----------
                                                                         554,252
                                                                      ----------
ELECTRONIC CONNECTORS - 1.2%
   Thomas & Betts Corp.*                                     6,900       336,858
                                                                      ----------
ELECTRONIC PARTS DISTRIBUTION - 1.0%
   Avnet, Inc.                                               7,600       274,664
                                                                      ----------
ELECTRONICS-MILITARY - 1.2%
   L-3 Communications Holdings, Inc.                         3,600       314,892
                                                                      ----------
E-MARKETING/INFORMATION - 1.1%
   Digital River, Inc.                                       5,400       298,350
                                                                      ----------
ENTERPRISE SOFTWARE/SERVICES - 1.3%
   BEA Systems, Inc.                                        30,700       355,813
                                                                      ----------
FINANCE-CONSUMER LOANS - 1.3%
   The First Marblehead Corp.                                7,900       354,631
                                                                      ----------
FOOD-MISCELLANEOUS/DIVERSIFIED - 4.1%
   ConAgra Foods, Inc.                                      11,500       286,465
   HJ Heinz Co.                                              8,500       400,520
   Sara Lee Corp.                                           24,500       414,540
                                                                      ----------
                                                                       1,101,525
                                                                      ----------
FUNERAL SERVICES & RELATED ITEMS - 0.6%
   Service Corp. International                              13,200       156,552
                                                                      ----------
INDEPENDENT POWER PRODUCER - 1.5%
   Mirant Corp.                                             10,000       404,600
                                                                      ----------
INDUSTRIAL AUDIO & VIDEO PRODUCTS - 1.1%
   Dolby Laboratories, Inc. Cl. A                            8,600       296,786
                                                                      ----------
INSTRUMENTS-CONTROLS - 1.3%
   Mettler Toledo International, Inc.                        3,800       340,366
                                                                      ----------
INSTRUMENTS-SCIENTIFIC - 0.8%
   PerkinElmer, Inc.                                         8,500       205,870
                                                                      ----------
INVESTMENT MANAGEMENT/ADVISOR SERVICES - 1.5%
   Franklin Resources, Inc.                                  3,300       398,739
                                                                      ----------
LIFE/HEALTH INSURANCE - 1.4%
   Cigna Corp.                                               2,600       370,916
                                                                      ----------
MACHINERY-CONSTRUCTION & MINING - 1.1%
   Terex Corp.                                               4,100       294,216
                                                                      ----------
MEDICAL LABS & TESTING SERVICES - 1.2%
   Quest Diagnostics, Inc.                                   6,600       329,142
                                                                      ----------
MEDICAL PRODUCTS - 0.5%
   Zimmer Holdings, Inc.                                     1,600       136,656
                                                                      ----------
MEDICAL-DRUGS - 1.9%
   Forest Laboratories, Inc.                                 9,900       509,256
                                                                      ----------
MEDICAL-HMO - 2.3%
   Coventry Health Care, Inc.                                3,425       191,971
   Humana, Inc.                                              7,500       435,150
                                                                      ----------
                                                                         627,121
                                                                      ----------
MEDICAL-HOSPITALS - 0.8%
   Universal Health Services, Inc. Cl. B                     3,600       206,136
                                                                      ----------
METAL-DIVERSIFIED - 1.9%
   Freeport-McMoRan Copper & Gold, Inc.                      7,600       503,044
                                                                      ----------
MULTI-LINE INSURANCE - 2.2%
   Assurant, Inc.                                            5,700       305,691
   CNA Financial Corp.                                       6,400       275,776
                                                                      ----------
                                                                         581,467
                                                                      ----------
OIL & GAS DRILLING - 2.3%
   ENSCO International, Inc.                                 8,400       456,960
   Pride International, Inc.                                 5,900       177,590
                                                                      ----------
                                                                         634,550
                                                                      ----------
OIL FIELD MACHINERY & EQUIPMENT - 2.7%
   Grant Prideco, Inc.                                       8,900       443,576
   National Oilwell Varco, Inc.*                             3,600       280,044
                                                                      ----------
                                                                         723,620
                                                                      ----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       21


                                                         NUMBER OF
                                                           SHARES        VALUE
--------------------------------------------------------------------------------
OIL-FIELD SERVICES - 3.0%
   BJ Services Co.                                         12,100    $   337,590
   Helix Energy Solutions Group                             3,100        115,599
   Tidewater, Inc.                                          6,300        369,054
                                                                     -----------
                                                                         822,243
                                                                     -----------
PAPER & RELATED PRODUCTS - 1.2%
   International Paper Co.                                  9,000        327,600
                                                                     -----------
PIPELINES - 1.8%
   Dynegy, Inc. Cl. A                                      39,100        362,066
   El Paso Corp.                                            9,200        133,124
                                                                     -----------
                                                                         495,190
                                                                     -----------
PRIVATE CORRECTIONS - 0.7%
   Corrections Corp. of America*                            3,600        190,116
                                                                     -----------
PROPERTY/CASUALTY INSURANCE - 1.3%
   WR Berkley Corp.                                        10,375        343,620
                                                                     -----------
PUBLISHING-NEWSPAPERS - 1.1%
   Gannett Co., Inc.                                        5,500        309,595
                                                                     -----------
REAL ESTATE MANAGEMENT/SERVICES - 1.3%
   CB Richard Ellis Group, Inc. Cl. A*                     10,400        355,472
                                                                     -----------
RETAIL-APPAREL/SHOE - 1.8%
   Nordstrom, Inc.                                          9,000        476,460
                                                                     -----------
RETAIL-AUTO PARTS - 1.5%
   Autozone, Inc.                                           3,200        410,048
                                                                     -----------
RETAIL-COMPUTER EQUIPMENT - 1.6%
   Gamestop Corp. Cl. A                                    13,200        429,924
                                                                     -----------
RETAIL-DISCOUNT - 1.2%
   Family Dollar Stores, Inc.                              10,600        313,972
                                                                     -----------
RETAIL-MAJOR DEPARTMENT STORES - 0.8%
   JC Penney Co., Inc.                                      2,500        205,400
                                                                     -----------
RETAIL-OFFICE SUPPLIES - 0.7%
   Office Depot, Inc.                                       5,200        182,728
                                                                     -----------
RETAIL-RESTAURANTS - 1.3%
   Brinker International, Inc.                              4,300        140,610
   CBRL Group, Inc.                                         4,300        199,090
                                                                     -----------
                                                                         339,700
                                                                     -----------
RUBBER-TIRES - 0.8%
   Goodyear Tire & Rubber Co.                               7,300        227,687
                                                                     -----------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS - 0.7%
   Integrated Device Technology, Inc.                      12,300        189,666
                                                                     -----------
SEMICONDUCTOR EQUIPMENT - 0.5%
   Lam Research Corp.                                       3,000        142,020
                                                                     -----------
STEEL-PRODUCERS - 0.9%
   Nucor Corp.                                              3,600        234,468
                                                                     -----------
TELEPHONE-INTEGRATED - 1.8%
   Level 3 Communications, Inc.*                           81,700        498,370
                                                                     -----------
TELEVISION - 1.3%
   CBS Corp. Cl. B                                         11,800        360,962
                                                                     -----------
TOOLS-HAND HELD - 1.4%
   The Black & Decker Corp.                                 4,500        367,290
                                                                     -----------
TOYS - 1.7%
   Mattel, Inc.                                            16,600        457,662
                                                                     -----------
VITAMINS & NUTRITION PRODUCTS - 1.6%
   NBTY, Inc.                                               8,000        424,320
--------------------------------------------------------------------------------
Total Common Stock (Cost: $22,852,728)                                26,574,306
--------------------------------------------------------------------------------

                                                         PRINCIPAL
                                                           AMOUNT       VALUE
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 1.7%
TIME DEPOSIT - 1.7%
   Citibank Nassau
      4.690%, 04/02/07
      (Cost: $465,553)                                    $465,553   $   465,553
--------------------------------------------------------------------------------
Total Investments - 100.0% (Cost: $23,318,281)                        27,039,859
--------------------------------------------------------------------------------
Other Assets In Excess Of Liabilities - 0.0%                                 504
--------------------------------------------------------------------------------
Net Assets - 100.0%                                                  $27,040,363
--------------------------------------------------------------------------------

*    NON-INCOME PRODUCING SECURITIES.

SCHEDULE OF INVESTMENTS BY SECTOR
as of March 31, 2007

                                                                      PERCENT OF
SECTOR                                                                NET ASSETS
--------------------------------------------------------------------------------
Consumer, Cyclical                                                       18.3%
Consumer, Non-cyclical                                                   17.8
Industrial                                                               16.9
Technology                                                               11.6
Financial                                                                 9.9
Communications                                                            8.6
Energy                                                                    8.6
Basic Materials                                                           5.1
Utilities                                                                 1.5
Short Term Investments                                                    1.7
--------------------------------------------------------------------------------
Total Investments                                                       100.0
Other assets in excess of liabilities                                     0.0
--------------------------------------------------------------------------------
Net Assets                                                              100.0%
================================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       22


U.S. CONVERTIBLE FUND

MANAGEMENT TEAM: DOUGLAS G. FORSYTH, CFA, Portfolio Manager; WILLIAM L.
STICKNEY, Portfolio Manager; JUSTIN KASS, CFA, Portfolio Manager; MICHAEL E.
YEE, Portfolio Manager; ELIZABETH LEMESEVSKI, Analyst; DAVID A. FOSTER, CPA,
CFA, Analyst; JOANNA WILLARS, Analyst; NICOLE D. LARRABEE, Fixed Income Trading
Assistant

CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

GOAL: The U.S. Convertible Fund seeks to maximize total return consisting of capital appreciation and current income by investing primarily in convertible securities of U.S. companies across all market capitalizations.

MARKET OVERVIEW: The Merrill Lynch All Convertibles All Qualities Index gained
9.82% during the fiscal year ended March 31, 2007. Convertible securities outperformed the NASDAQ Composite Index, which rose 4.23%, but trailed the S&P
500 Index, up 11.83%.

Like the U.S. equity market, the convertible market started the period on a volatile note, as investors speculated about when the Federal Reserve would stop raising short-term interest rates. Convertibles subsequently posted three consecutive quarters of gains, benefiting from the broad, upward move in equity prices. Strength in the stock market was driven by a drop in oil prices, the end of two years of continuous monetary tightening and a solid backdrop of economic and earnings growth. That said, market volatility spiked again toward the end of the period amid rising oil prices and weakness in the housing and subprime mortgage sectors.

Large and mid-cap convertibles outperformed small caps, and total return and more equity-sensitive convertibles outperformed "busted," or bond-like, issues.
Utilities and materials were the best-performing industries, while energy and health care were the worst. New issuance continues to exceed expectations and was particularly strong in March.

PERFORMANCE: Between April 1, 2006 and March 31, 2007, the Fund's Class I shares gained 10.79%, outperforming the 9.82% increase in the Merrill Lynch All
Convertibles All Qualities Index.

PORTFOLIO SPECIFICS: Stock selection was the key driver of the Fund's absolute and relative performance, and positions in diverse industries contributed to this period's strong results. Several of our industrial names benefited from robust quarterly earnings and impressive operating improvements. Select utilities advanced on solid corporate profits, attractive valuations and higher power prices. Certain insurance holdings also rose on solid profits, as well as lower-than-expected catastrophe losses. In addition, a metal producer we owned in the portfolio was acquired for a 30% premium. On the negative side, select technology companies declined on disappointing earnings. Certain energy holdings moved lower on falling oil prices and the potential impact on future profits.

As of March 31, the Fund's conversion premium was 15%, compared to the market's premium of 31%. The Fund continues to be well positioned to participate in the upside of an improving economic environment, while not sacrificing downside protection.

MARKET OUTLOOK: We believe convertible securities remain a compelling asset class. Although the U.S. equity market may face some headwinds, such as further deterioration in the subprime mortgage market, the economy is healthy, corporate balance sheets are solid and defaults are low. Other possible catalysts for equities include a cooling of inflation and an interest rate cut from the Fed.

We continue to build the Fund one security at a time by finding companies that are opportunistically capitalizing on change. We are also maintaining our discipline by seeking to identify the best convertibles with the optimal risk/reward profile: 70-80% of the upside and 40-50% of the downside.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN U.S. CONVERTIBLE FUND
CLASS I, II AND IV SHARES WITH THE MERRILL LYNCH ALL CONVERTIBLES, ALL QUALITIES
INDEX.

                                     [CHART]


                                     MERRILL LYNCH ALL
             U.S. CONVERTIBLE FUND    CONVERTIBLES ALL
                 CLASS I SHARES       QUALITIES INDEX
             ---------------------   -----------------
 4/19/1993         $  250,000             $250,000
 4/30/1993         $  255,000             $248,560
 5/31/1993         $  265,200             $254,242
 6/30/1993         $  273,686             $255,910
 7/31/1993         $  276,286             $256,862
 8/31/1993         $  292,366             $264,098
 9/30/1993         $  297,658             $266,712
10/31/1993         $  305,367             $273,263
11/30/1993         $  298,466             $269,481
12/31/1993         $  307,599             $273,588
 1/31/1994         $  318,058             $280,728
 2/28/1994         $  314,495             $277,174
 3/31/1994         $  300,437             $265,724
 4/30/1994         $  297,974             $260,511
 5/31/1994         $  295,054             $260,430
 6/30/1994         $  286,733             $257,487
 7/31/1994         $  290,575             $262,057
 8/31/1994         $  296,242             $268,834
 9/30/1994         $  292,805             $265,401
10/31/1994         $  292,337             $266,335
11/30/1994         $  283,625             $258,202
12/31/1994         $  284,249             $257,169
 1/31/1995         $  282,288             $259,015
 2/28/1995         $  285,986             $267,112
 3/31/1995         $  294,394             $274,364
 4/30/1995         $  297,868             $280,087
 5/31/1995         $  303,587             $287,821
 6/30/1995         $  315,214             $297,644
 7/31/1995         $  330,029             $307,710
 8/31/1995         $  335,309             $312,218
 9/30/1995         $  343,089             $316,280
10/31/1995         $  337,496             $307,681
11/30/1995         $  344,584             $319,483
12/31/1995         $  347,547             $320,665
 1/31/1996         $  357,278             $330,551
 2/29/1996         $  367,247             $338,015
 3/31/1996         $  372,976             $341,544
 4/30/1996         $  383,046             $347,893
 5/31/1996         $  394,920             $355,582
 6/30/1996         $  386,153             $350,316
 7/31/1996         $  365,339             $335,392
 8/31/1996         $  387,735             $348,328
 9/30/1996         $  406,075             $357,918
10/31/1996         $  406,603             $362,234
11/30/1996         $  417,256             $374,474
12/31/1996         $  420,594             $371,722
 1/31/1997         $  436,702             $382,554
 2/28/1997         $  430,763             $381,127
 3/31/1997         $  426,585             $372,948
 4/30/1997         $  431,448             $376,338
 5/31/1997         $  453,667             $395,430
 6/30/1997         $  471,723             $407,834
 7/31/1997         $  500,687             $431,117
 8/31/1997         $  494,378             $428,781
 9/30/1997         $  518,554             $448,603
10/31/1997         $  508,183             $439,963
11/30/1997         $  509,656             $440,148
12/31/1997         $  518,626             $444,453
 1/31/1998         $  513,544             $445,822
 2/28/1998         $  537,783             $465,562
 3/31/1998         $  562,198             $482,677
 4/30/1998         $  568,832             $485,708
 5/31/1998         $  555,863             $474,978
 6/30/1998         $  577,597             $478,987
 7/31/1998         $  581,756             $471,381
 8/31/1998         $  497,692             $417,219
 9/30/1998         $  525,712             $425,547
10/31/1998         $  537,173             $436,539
11/30/1998         $  571,176             $457,392
12/31/1998         $  630,407             $484,154
 1/31/1999         $  667,790             $508,038
 2/28/1999         $  634,801             $490,287
 3/31/1999         $  674,349             $510,575
 4/30/1999         $  695,658             $531,299
 5/31/1999         $  684,389             $528,616
 6/30/1999         $  717,103             $548,101
 7/31/1999         $  695,733             $544,599
 8/31/1999         $  701,090             $537,737
 9/30/1999         $  704,245             $541,275
10/31/1999         $  749,105             $562,493
11/30/1999         $  817,049             $595,072
12/31/1999         $  955,212             $675,681
 1/31/2000         $  960,657             $675,519
 2/29/2000         $1,122,047             $732,350
 3/31/2000         $1,073,463             $731,310
 4/30/2000         $1,003,043             $680,879
 5/31/2000         $  938,949             $651,390
 6/30/2000         $1,009,558             $684,924
 7/31/2000         $  970,185             $664,602
 8/31/2000         $1,070,502             $715,650
 9/30/2000         $1,069,753             $692,299
10/31/2000         $1,014,019             $665,216
11/30/2000         $  865,972             $585,703
12/31/2000         $  920,269             $608,123
 1/31/2001         $  950,269             $645,949
 2/28/2001         $  856,763             $597,438
 3/31/2001         $  803,986             $571,575
 4/30/2001         $  849,492             $609,933
 5/31/2001         $  834,881             $606,127
 6/30/2001         $  815,344             $596,562
 7/31/2001         $  785,910             $587,978
 8/31/2001         $  763,433             $577,600
 9/30/2001         $  716,253             $543,135
10/31/2001         $  732,870             $554,302
11/30/2001         $  757,641             $569,135
12/31/2001         $  766,051             $581,087
 1/31/2002         $  754,254             $571,906
 2/28/2002         $  742,488             $555,689
 3/31/2002         $  767,658             $575,639
 4/30/2002         $  759,060             $567,230
 5/31/2002         $  750,103             $562,278
 6/30/2002         $  707,422             $531,803
 7/31/2002         $  652,668             $499,948
 8/31/2002         $  661,022             $506,157
 9/30/2002         $  644,100             $488,315
10/31/2002         $  655,500             $499,205
11/30/2002         $  676,083             $535,197
12/31/2002         $  663,373             $531,183
 1/31/2003         $  662,245             $539,735
 2/28/2003         $  655,556             $538,440
 3/31/2003         $  662,636             $547,540
 4/30/2003         $  696,298             $575,161
 5/31/2003         $  733,690             $601,917
 6/30/2003         $  738,972             $605,746
 7/31/2003         $  752,200             $607,469
 8/31/2003         $  765,815             $615,009
 9/30/2003         $  768,112             $622,600
10/31/2003         $  817,194             $644,944
11/30/2003         $  835,091             $655,459
12/31/2003         $  850,707             $675,411
 1/31/2004         $  883,629             $695,901
 2/29/2004         $  884,778             $701,407
 3/31/2004         $  889,025             $704,027
 4/30/2004         $  870,533             $687,053
 5/31/2004         $  875,495             $688,814
 6/30/2004         $  893,093             $700,003
 7/31/2004         $  860,674             $681,136
 8/30/2004         $  849,055             $682,504
 9/30/2004         $  879,111             $694,209
10/31/2004         $  872,518             $697,293
11/30/2004         $  922,949             $722,648
12/31/2004         $  953,037             $740,330
 1/31/2005         $  941,124             $724,129
 2/28/2005         $  953,453             $722,424
 3/31/2005         $  929,998             $705,743
 4/30/2005         $  902,656             $682,453
 5/31/2005         $  928,743             $699,992
 6/30/2005         $  958,184             $714,762
 7/31/2005         $  993,158             $737,563
 8/31/2005         $  992,363             $737,047
 9/30/2005         $1,005,264             $744,343
10/31/2005         $  986,365             $728,563
11/30/2005         $1,013,096             $741,823
12/31/2005         $1,021,403             $747,758
 1/31/2006         $1,065,528             $778,565
 2/28/2006         $1,066,806             $776,775
 3/31/2006         $1,089,316             $787,572
 4/30/2006         $1,107,943             $794,266
 5/31/2006         $1,076,034             $781,876
 6/30/2006         $1,072,053             $781,719
 7/31/2006         $1,069,373             $783,517
 8/31/2006         $1,082,740             $794,095
 9/30/2006         $1,099,631             $803,544
10/31/2006         $1,123,823             $824,276
11/30/2006         $1,140,118             $840,514
12/31/2006         $1,153,344             $843,708
 1/31/2007         $1,181,024             $861,932
 2/28/2007         $1,187,874             $862,191
 3/31/2007         $1,206,880             $864,777


Annualized Total Returns As of 3/31/07

                                 1 YEAR   5 YEARS   10 YEARS
------------------------------------------------------------
U.S. Convertible Fund Class I    10.79%    9.47%     10.95%
------------------------------------------------------------
Merrill Lynch All Convertibles
All Qualities Index               9.82%    8.73%      8.78%
------------------------------------------------------------

                                       23


                                     [CHART]


                                    MERRILL LYNCH ALL
               U.S. CONVERTIBLE     CONVERTIBLES ALL
             FUND CLASS II SHARES    QUALITIES INDEX
             --------------------   -----------------
 4/19/1993        $  250,000             $250,000
 4/30/1993        $  255,000             $248,560
 5/31/1993        $  265,200             $254,242
 6/30/1993        $  273,686             $255,910
 7/31/1993        $  276,286             $256,862
 8/31/1993        $  292,366             $264,098
 9/30/1993        $  297,658             $266,712
10/31/1993        $  305,367             $273,263
11/30/1993        $  298,466             $269,481
12/31/1993        $  307,599             $273,588
 1/31/1994        $  318,058             $280,728
 2/28/1994        $  314,495             $277,174
 3/31/1994        $  300,437             $265,724
 4/30/1994        $  297,974             $260,511
 5/31/1994        $  295,054             $260,430
 6/30/1994        $  286,733             $257,487
 7/31/1994        $  290,575             $262,057
 8/31/1994        $  296,242             $268,834
 9/30/1994        $  292,805             $265,401
10/31/1994        $  292,337             $266,335
11/30/1994        $  283,625             $258,202
12/31/1994        $  284,249             $257,169
 1/31/1995        $  282,288             $259,015
 2/28/1995        $  285,986             $267,112
 3/31/1995        $  294,394             $274,364
 4/30/1995        $  297,868             $280,087
 5/31/1995        $  303,587             $287,821
 6/30/1995        $  315,214             $297,644
 7/31/1995        $  330,029             $307,710
 8/31/1995        $  335,309             $312,218
 9/30/1995        $  343,089             $316,280
10/31/1995        $  337,496             $307,681
11/30/1995        $  344,584             $319,483
12/31/1995        $  347,547             $320,665
 1/31/1996        $  357,278             $330,551
 2/29/1996        $  367,247             $338,015
 3/31/1996        $  372,976             $341,544
 4/30/1996        $  383,046             $347,893
 5/31/1996        $  394,920             $355,582
 6/30/1996        $  386,153             $350,316
 7/31/1996        $  365,339             $335,392
 8/31/1996        $  387,735             $348,328
 9/30/1996        $  406,075             $357,918
10/31/1996        $  406,603             $362,234
11/30/1996        $  417,256             $374,474
12/31/1996        $  420,594             $371,722
 1/31/1997        $  436,702             $382,554
 2/28/1997        $  430,763             $381,127
 3/31/1997        $  426,585             $372,948
 4/30/1997        $  431,448             $376,338
 5/31/1997        $  453,667             $395,430
 6/30/1997        $  471,723             $407,834
 7/31/1997        $  500,687             $431,117
 8/31/1997        $  494,378             $428,781
 9/30/1997        $  518,554             $448,603
10/31/1997        $  508,183             $439,963
11/30/1997        $  509,656             $440,148
12/31/1997        $  518,626             $444,453
 1/31/1998        $  513,544             $445,822
 2/28/1998        $  537,783             $465,562
 3/31/1998        $  562,198             $482,677
 4/30/1998        $  568,832             $485,708
 5/31/1998        $  555,863             $474,978
 6/30/1998        $  577,597             $478,987
 7/31/1998        $  581,756             $471,381
 8/31/1998        $  497,692             $417,219
 9/30/1998        $  525,712             $425,547
10/31/1998        $  537,173             $436,539
11/30/1998        $  571,176             $457,392
12/31/1998        $  630,407             $484,154
 1/31/1999        $  667,790             $508,038
 2/28/1999        $  634,801             $490,287
 3/31/1999        $  674,349             $510,575
 4/30/1999        $  695,658             $531,299
 5/31/1999        $  684,389             $528,616
 6/30/1999        $  717,103             $548,101
 7/31/1999        $  695,733             $544,599
 8/31/1999        $  701,090             $537,737
 9/30/1999        $  704,245             $541,275
10/31/1999        $  749,105             $562,493
11/30/1999        $  817,049             $595,072
12/31/1999        $  955,212             $675,681
 1/31/2000        $  960,657             $675,519
 2/29/2000        $1,122,047             $732,350
 3/31/2000        $1,073,463             $731,310
 4/30/2000        $1,003,043             $680,879
 5/31/2000        $  938,949             $651,390
 6/30/2000        $1,009,558             $684,924
 7/31/2000        $  970,185             $664,602
 8/31/2000        $1,070,502             $715,650
 9/30/2000        $1,069,753             $692,299
10/31/2000        $1,014,019             $665,216
11/30/2000        $  865,972             $585,703
12/31/2000        $  920,269             $608,123
 1/31/2001        $  950,269             $645,949
 2/28/2001        $  856,763             $597,438
 3/31/2001        $  803,986             $571,575
 4/30/2001        $  849,492             $609,933
 5/31/2001        $  834,881             $606,127
 6/30/2001        $  815,344             $596,562
 7/31/2001        $  785,910             $587,978
 8/31/2001        $  763,433             $577,600
 9/30/2001        $  716,253             $543,135
10/31/2001        $  732,870             $554,302
11/30/2001        $  757,641             $569,135
12/31/2001        $  766,051             $581,087
 1/31/2002        $  754,254             $571,906
 2/28/2002        $  742,488             $555,689
 3/31/2002        $  767,658             $575,639
 4/30/2002        $  759,060             $567,230
 5/31/2002        $  750,103             $562,278
 6/30/2002        $  707,422             $531,803
 7/31/2002        $  652,668             $499,948
 8/31/2002        $  661,022             $506,157
 9/30/2002        $  644,100             $488,315
10/31/2002        $  655,500             $499,205
11/30/2002        $  676,083             $535,197
12/31/2002        $  663,373             $531,183
 1/31/2003        $  662,245             $539,735
 2/28/2003        $  655,556             $538,440
 3/31/2003        $  662,636             $547,540
 4/30/2003        $  696,298             $575,161
 5/31/2003        $  733,690             $601,917
 6/30/2003        $  738,972             $605,746
 7/31/2003        $  752,200             $607,469
 8/31/2003        $  765,815             $615,009
 9/30/2003        $  768,112             $622,600
10/31/2003        $  817,194             $644,944
11/30/2003        $  835,091             $655,459
12/31/2003        $  850,707             $675,411
 1/31/2004        $  883,629             $695,901
 2/29/2004        $  884,778             $701,407
 3/31/2004        $  889,025             $704,027
 4/30/2004        $  870,533             $687,053
 5/31/2004        $  875,495             $688,814
 6/30/2004        $  893,093             $700,003
 7/31/2004        $  860,674             $681,136
 8/30/2004        $  849,055             $682,504
 9/30/2004        $  879,111             $694,209
10/31/2004        $  872,518             $697,293
11/30/2004        $  922,949             $722,648
12/31/2004        $  953,037             $740,330
 1/31/2005        $  941,124             $724,129
 2/28/2005        $  953,453             $722,424
 3/31/2005        $  929,998             $705,743
 4/30/2005        $  902,656             $682,453
 5/31/2005        $  928,743             $699,992
 6/30/2005        $  958,184             $714,762
 7/31/2005        $  993,158             $737,563
 8/31/2005        $  992,363             $737,047
 9/30/2005        $1,005,264             $744,343
10/31/2005        $  986,365             $728,563
11/30/2005        $1,013,589             $741,823
12/31/2005        $1,022,204             $747,758
 1/31/2006        $1,066,364             $778,565
 2/28/2006        $1,067,643             $776,775
 3/31/2006        $1,090,384             $787,572
 4/30/2006        $1,109,030             $794,266
 5/31/2006        $1,077,089             $781,876
 6/30/2006        $1,073,427             $781,719
 7/31/2006        $1,070,744             $783,517
 8/31/2006        $1,084,128             $794,095
 9/30/2006        $1,101,366             $803,544
10/31/2006        $1,125,596             $824,276
11/30/2006        $1,141,917             $840,514
12/31/2006        $1,155,848             $843,708
 1/31/2007        $1,183,011             $861,932
 2/28/2007        $1,189,872             $862,191
 3/31/2007        $1,209,505             $864,777


Annualized Total Returns As of 3/31/07

                                 1 YEAR   5 YEARS   10 YEARS
------------------------------------------------------------
U.S. Convertible Fund Class II   10.92%    9.52%     10.98%
------------------------------------------------------------
Merrill Lynch All Convertibles
All Qualities Index               9.82%    8.73%      8.78%
------------------------------------------------------------


                                    MERRILL LYNCH ALL
               U.S. CONVERTIBLE      CONVERTIBLES ALL
             FUND CLASS IV SHARES    QUALITIES INDEX
             --------------------   -----------------
 4/19/1993        $  250,000             $250,000
 4/30/1993        $  255,000             $248,560
 5/31/1993        $  265,200             $254,242
 6/30/1993        $  273,686             $255,910
 7/31/1993        $  276,286             $256,862
 8/31/1993        $  292,366             $264,098
 9/30/1993        $  297,658             $266,712
10/31/1993        $  305,367             $273,263
11/30/1993        $  298,466             $269,481
12/31/1993        $  307,599             $273,588
 1/31/1994        $  318,058             $280,728
 2/28/1994        $  314,495             $277,174
 3/31/1994        $  300,437             $265,724
 4/30/1994        $  297,974             $260,511
 5/31/1994        $  295,054             $260,430
 6/30/1994        $  286,733             $257,487
 7/31/1994        $  290,575             $262,057
 8/31/1994        $  296,242             $268,834
 9/30/1994        $  292,805             $265,401
10/31/1994        $  292,337             $266,335
11/30/1994        $  283,625             $258,202
12/31/1994        $  284,249             $257,169
 1/31/1995        $  282,288             $259,015
 2/28/1995        $  285,986             $267,112
 3/31/1995        $  294,394             $274,364
 4/30/1995        $  297,868             $280,087
 5/31/1995        $  303,587             $287,821
 6/30/1995        $  315,214             $297,644
 7/31/1995        $  330,029             $307,710
 8/31/1995        $  335,309             $312,218
 9/30/1995        $  343,089             $316,280
10/31/1995        $  337,496             $307,681
11/30/1995        $  344,584             $319,483
12/31/1995        $  347,547             $320,665
 1/31/1996        $  357,278             $330,551
 2/29/1996        $  367,247             $338,015
 3/31/1996        $  372,976             $341,544
 4/30/1996        $  383,046             $347,893
 5/31/1996        $  394,920             $355,582
 6/30/1996        $  386,153             $350,316
 7/31/1996        $  365,339             $335,392
 8/31/1996        $  387,735             $348,328
 9/30/1996        $  406,075             $357,918
10/31/1996        $  406,603             $362,234
11/30/1996        $  417,256             $374,474
12/31/1996        $  420,594             $371,722
 1/31/1997        $  436,702             $382,554
 2/28/1997        $  430,763             $381,127
 3/31/1997        $  426,585             $372,948
 4/30/1997        $  431,448             $376,338
 5/31/1997        $  453,667             $395,430
 6/30/1997        $  471,723             $407,834
 7/31/1997        $  500,687             $431,117
 8/31/1997        $  494,378             $428,781
 9/30/1997        $  518,554             $448,603
10/31/1997        $  508,183             $439,963
11/30/1997        $  509,656             $440,148
12/31/1997        $  518,626             $444,453
 1/31/1998        $  513,544             $445,822
 2/28/1998        $  537,783             $465,562
 3/31/1998        $  562,198             $482,677
 4/30/1998        $  568,832             $485,708
 5/31/1998        $  555,863             $474,978
 6/30/1998        $  577,597             $478,987
 7/31/1998        $  581,756             $471,381
 8/31/1998        $  497,692             $417,219
 9/30/1998        $  525,712             $425,547
10/31/1998        $  537,173             $436,539
11/30/1998        $  571,176             $457,392
12/31/1998        $  630,407             $484,154
 1/31/1999        $  667,790             $508,038
 2/28/1999        $  634,801             $490,287
 3/31/1999        $  674,349             $510,575
 4/30/1999        $  695,658             $531,299
 5/31/1999        $  684,389             $528,616
 6/30/1999        $  717,103             $548,101
 7/31/1999        $  695,733             $544,599
 8/31/1999        $  701,090             $537,737
 9/30/1999        $  704,245             $541,275
10/31/1999        $  749,105             $562,493
11/30/1999        $  817,049             $595,072
12/31/1999        $  955,212             $675,681
 1/31/2000        $  960,657             $675,519
 2/29/2000        $1,122,047             $732,350
 3/31/2000        $1,073,463             $731,310
 4/30/2000        $1,003,043             $680,879
 5/31/2000        $  938,949             $651,390
 6/30/2000        $1,009,558             $684,924
 7/31/2000        $  970,185             $664,602
 8/31/2000        $1,070,502             $715,650
 9/30/2000        $1,069,753             $692,299
10/31/2000        $1,014,019             $665,216
11/30/2000        $  865,972             $585,703
12/31/2000        $  920,269             $608,123
 1/31/2001        $  950,269             $645,949
 2/28/2001        $  856,763             $597,438
 3/31/2001        $  803,986             $571,575
 4/30/2001        $  849,492             $609,933
 5/31/2001        $  834,881             $606,127
 6/30/2001        $  815,344             $596,562
 7/31/2001        $  785,910             $587,978
 8/31/2001        $  763,433             $577,600
 9/30/2001        $  716,253             $543,135
10/31/2001        $  732,870             $554,302
11/30/2001        $  757,641             $569,135
12/31/2001        $  766,051             $581,087
 1/31/2002        $  754,254             $571,906
 2/28/2002        $  742,488             $555,689
 3/31/2002        $  767,658             $575,639
 4/30/2002        $  759,060             $567,230
 5/31/2002        $  750,103             $562,278
 6/30/2002        $  707,422             $531,803
 7/31/2002        $  652,668             $499,948
 8/31/2002        $  661,022             $506,157
 9/30/2002        $  644,100             $488,315
10/31/2002        $  655,500             $499,205
11/30/2002        $  676,083             $535,197
12/31/2002        $  663,373             $531,183
 1/31/2003        $  662,245             $539,735
 2/28/2003        $  655,556             $538,440
 3/31/2003        $  662,636             $547,540
 4/30/2003        $  696,298             $575,161
 5/31/2003        $  733,690             $601,917
 6/30/2003        $  738,972             $605,746
 7/31/2003        $  752,200             $607,469
 8/31/2003        $  765,815             $615,009
 9/30/2003        $  768,112             $622,600
10/31/2003        $  817,194             $644,944
11/30/2003        $  835,091             $655,459
12/31/2003        $  850,707             $675,411
 1/31/2004        $  883,629             $695,901
 2/29/2004        $  884,778             $701,407
 3/31/2004        $  889,025             $704,027
 4/30/2004        $  870,533             $687,053
 5/31/2004        $  875,495             $688,814
 6/30/2004        $  893,093             $700,003
 7/31/2004        $  860,674             $681,136
 8/30/2004        $  849,055             $682,504
 9/30/2004        $  879,111             $694,209
10/31/2004        $  872,518             $697,293
11/30/2004        $  922,949             $722,648
12/31/2004        $  953,037             $740,330
 1/31/2005        $  941,124             $724,129
 2/28/2005        $  953,453             $722,424
 3/31/2005        $  929,998             $705,743
 4/30/2005        $  902,656             $682,453
 5/31/2005        $  928,743             $699,992
 6/30/2005        $  958,184             $714,762
 7/31/2005        $  993,158             $737,563
 8/31/2005        $  992,363             $737,047
 9/30/2005        $1,005,264             $744,343
10/31/2005        $  986,365             $728,563
11/30/2005        $1,013,096             $741,823
12/31/2005        $1,021,403             $747,758
 1/31/2006        $1,065,528             $778,565
 2/28/2006        $1,066,806             $776,775
 3/31/2006        $1,089,316             $787,572
 4/30/2006        $1,107,943             $794,266
 5/31/2006        $1,076,034             $781,876
 6/30/2006        $1,072,053             $781,719
 7/31/2006        $1,069,373             $783,517
 8/31/2006        $1,082,740             $794,095
 9/30/2006        $1,099,631             $803,544
10/31/2006        $1,123,823             $824,276
11/30/2006        $1,140,118             $840,514
12/31/2006        $1,153,344             $843,708
 1/31/2007        $1,180,447             $861,932
 2/28/2007        $1,187,884             $862,191
 3/31/2007        $1,207,603             $864,777


Annualized Total Returns As of 3/31/07

                                 1 YEAR   5 YEARS   10 YEARS
------------------------------------------------------------
U.S. Convertible Fund Class IV   10.86%    9.48%     10.97%
------------------------------------------------------------
Merrill Lynch All Convertibles
All Qualities Index               9.82%    8.73%      8.78%
------------------------------------------------------------

THE GRAPHS ABOVE SHOW THE VALUE OF A HYPOTHETICAL $250,000 INVESTMENT IN THE
FUND'S CLASS I, II AND V SHARES COMPARED WITH THE MERRILL LYNCH ALL
CONVERTIBLES, ALL QUALITIES INDEX FOR THE PERIODS INDICATED. THE FUND'S CLASS I,
II AND IV SHARES CALCULATE THEIR PERFORMANCE BASED UPON THE HISTORICAL
PERFORMANCE OF THEIR CORRESPONDING SERIES OF NICHOLAS-APPLEGATE MUTUAL FUNDS
(RENAMED ING MUTUAL FUNDS), ADJUSTED TO REFLECT ALL FEES AND EXPENSES APPLICABLE
TO THE FUND'S CLASS I, II AND IV SHARES. THE NICHOLAS-APPLEGATE INSTITUTIONAL
FUNDS' CLASS I SHARES WERE FIRST AVAILABLE ON MAY 7, 1999, CLASS II SHARES ON
SEPTEMBER 30, 2005 AND CLASS IV SHARES ON DECEMBER 30, 2006. THE HISTORICAL
PERFORMANCE OF CLASS I, II AND IV SHARES INCLUDES THE PERFORMANCE OF CLASS I
SHARES FOR PERIODS PRIOR TO THE INCEPTION OF CLASS II. AVERAGE ANNUAL TOTAL
RETURN FIGURES INCLUDE CHANGES IN PRINCIPAL VALUE, REINVESTED DIVIDENDS, AND
CAPITAL GAIN DISTRIBUTIONS. THE TOTAL RETURNS SHOWN ABOVE DO NOT SHOW THE
EFFECTS OF INCOME TAXES ON AN INDIVIDUAL'S INVESTMENT. IN MOST CASES, TAXES MAY
REDUCE YOUR ACTUAL INVESTMENT RETURNS ON INCOME OR GAINS PAID BY THE FUND OR ANY
GAINS YOU MAY REALIZE IF YOU SELL YOUR SHARES. PAST PERFORMANCE CANNOT GUARANTEE
FUTURE RESULTS.

FOR THE PERIOD FROM THE FUND'S INCEPTION TO DECEMBER 31, 2004, PERFORMANCE IS
COMPARED TO THE CREDIT SUISSE FIRST BOSTON CONVERTIBLE INDEX. FOR THE PERIOD
FROM JANUARY 1, 2005 TO PRESENT, PERFORMANCE IS COMPARED TO THE MERRILL LYNCH
ALL CONVERTIBLES, ALL QUALITIES INDEX. THE CHANGE IN BENCHMARKS WAS PROMPTED BY
THE RETIREMENT OF THE CREDIT SUISSE FIRST BOSTON CONVERTIBLE INDEX IN DECEMBER
2004.

THE UNMANAGED INDEXES DIFFER FROM THE FUND IN COMPOSITION, DO NOT PAY MANAGEMENT
FEES OR EXPENSES AND INCLUDE REINVESTED DIVIDENDS. ONE CANNOT INVEST DIRECTLY IN
AN INDEX.

SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE
WILL FLUCTUATE WITH MARKET CONDITIONS. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL
YOUR SHARES.

                                       24


SCHEDULE OF INVESTMENTS
As of March 31, 2007

                                                         PRINCIPAL
                                                           AMOUNT        VALUE
--------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BOND - 78.2%
ADVERTISING SALES - 1.4%
   Lamar Advertising Co.
      2.875%, 12/31/10                                   $1,460,000   $2,011,150
                                                                      ----------
AEROSPACE/DEFENSE - 1.4%
   Lockheed Martin Corp.
      5.110%, 08/15/33                                    1,495,000    2,079,739
                                                                      ----------
AIRLINES - 1.9%
   Continental Airlines, Inc.
      5.000%, 06/15/23                                      620,000    1,237,675
   UAL Corp. 144A#
      4.500%, 06/30/21                                    1,105,000    1,468,125
                                                                      ----------
                                                                       2,705,800
                                                                      ----------
AUTO-CARS/LIGHT TRUCKS - 0.6%
   Ford Motor Co.
      4.250%, 12/15/36                                      770,000      852,775
                                                                      ----------
BROADCAST SERVICES/PROGRAMMING - 0.9%
   Liberty Media LLC
      0.750%, 03/30/23                                    1,145,000    1,346,806
                                                                      ----------
CELLULAR TELECOMMUNICATIONS - 2.0%
   Nextel Communications, Inc.
      5.250%, 01/15/10                                    1,290,000    1,286,775
   NII Holdings, Inc.
      2.750%, 08/15/25                                       20,000       32,275
   NII Holdings, Inc. 144A#
      2.750%, 08/15/25                                      940,000    1,516,925
                                                                      ----------
                                                                       2,835,975
                                                                      ----------
COMMERCIAL SERVICES - 1.6%
   Quanta Services, Inc.
      3.750%, 04/30/26                                      930,000    1,219,463
   Quanta Services, Inc. 144A#
      3.750%, 04/30/26                                      870,000    1,140,788
                                                                      ----------
                                                                       2,360,251
                                                                      ----------
COMPUTER SERVICES - 3.4%
   DST Systems, Inc.
      4.125%, 08/15/23                                    1,395,000    2,272,106
   Electronic Data Systems Corp.
      3.875%, 07/15/23                                    2,530,000    2,675,475
                                                                      ----------
                                                                       4,947,581
                                                                      ----------
COMPUTERS - 1.6%
   Hewlett-Packard Co.*+
      0.000%, 10/14/17                                    3,220,000    2,330,475
                                                                      ----------
COMPUTERS-MEMORY DEVICES - 1.4%
   EMC Corp. 144A#
      1.750%, 12/01/11                                    1,885,000    2,033,444
                                                                      ----------
DIAGNOSTIC EQUIPMENT - 1.0%
   Cytyc Corp.
      2.250%, 03/15/24                                    1,150,000    1,414,500
                                                                      ----------
DIVERSIFIED MANUFACTURING OPERATIONS - 1.7%
   Roper Industries, Inc.
      1.481%, 01/15/34                                    3,535,000    2,501,013
                                                                      ----------
E-COMMERCE/SERVICES - 1.8%
   Priceline.com, Inc.
      2.250%, 01/15/25                                    1,105,000    1,650,594
   Priceline.com, Inc. 144A#
      0.750%, 09/30/13                                      630,000      885,150
                                                                      ----------
                                                                       2,535,744
                                                                      ----------
ELECTRONIC COMPONENTS-SEMICONDUCTORS - 1.3%
   Intel Corp.
      2.950%, 12/15/35                                    2,130,000    1,853,100
                                                                      ----------
ELECTRONIC DESIGN AUTOMATION - 1.5%
   Cadence Design Systems, Inc. 144A#
      1.500%, 12/15/13                                    1,870,000    2,141,150
                                                                      ----------
ELECTRONIC MEASURE INSTRUMENTS - 1.4%
   Itron, Inc.
      2.500%, 08/01/26                                    1,695,000    2,038,238
                                                                      ----------
ELECTRONIC PARTS DISTRIBUTION - 0.9%
   Avnet, Inc.
      2.000%, 03/15/34                                    1,035,000    1,240,706
                                                                      ----------
ELECTRONICS-MILITARY - 1.1%
   L-3 Communications Corp.
      3.000%, 08/01/35                                      380,000      407,550
   L-3 Communications Corp. 144A#
      3.000%, 08/01/35                                    1,065,000    1,142,212
                                                                      ----------
                                                                       1,549,762
                                                                      ----------
ENERGY-ALTERNATE SOURCES - 1.2%
   Covanta Holding Corp.
      1.000%, 02/01/27                                    1,815,000    1,792,312
                                                                      ----------
FINANCE-INVESTMENT BANKERS/BROKERS - 1.3%
   Merrill Lynch & Co, Inc.*+
      0.000%, 03/13/32                                    1,540,000    1,875,566
                                                                      ----------
HOTELS & MOTELS - 1.5%
   Hilton Hotels Corp.
      3.375%, 04/15/23                                    1,285,000    2,096,156
                                                                      ----------
INSTRUMENTS-SCIENTIFIC - 2.6%
   FEI Co.
      2.875%, 06/01/13                                      960,000    1,381,200
   Fisher Scientific International, Inc.
      3.250%, 03/01/24                                    1,730,000    2,348,475
                                                                      ----------
                                                                       3,729,675
                                                                      ----------
INTERNET INFRASTRUCTURE SOFTWARE - 0.9%
   Akamai Technologies, Inc.
      1.000%, 12/15/33                                      400,000    1,303,500
                                                                      ----------
INVESTMENT MANAGEMENT/ADVISOR SERVICES - 1.5%
   BlackRock, Inc.
      2.625%, 02/15/35                                    1,320,000    2,105,400
                                                                      ----------
LIFE/HEALTH INSURANCE - 1.3%
   Prudential Financial, Inc.
      2.600%, 11/15/35                                    1,870,000    1,932,327
                                                                      ----------
MACHINERY-FARM - 1.5%
   AGCO Corp.
      1.250%, 12/15/36                                    1,920,000    2,119,200
                                                                      ----------
MEDICAL INSTRUMENTS - 0.7%
   Kyphon, Inc. 144A#
      1.000%, 02/01/12                                      160,000      159,800
   Kyphon, Inc. 144A#
      1.250%, 02/01/14                                      805,000      797,956
                                                                      ----------
                                                                         957,756
                                                                      ----------
MEDICAL PRODUCTS - 0.9%
   PSS World Medical, Inc.
      2.250%, 03/15/24                                    1,045,000    1,354,581
                                                                      ----------
MEDICAL-BIOMEDICAL/GENETICS - 1.0%
   Celgene Corp.
      1.750%, 06/01/08                                      325,000    1,409,687
                                                                      ----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       25


                                                        PRINCIPAL
                                                         AMOUNT         VALUE
--------------------------------------------------------------------------------
MEDICAL-DRUGS - 2.9%
   Allergan, Inc.
      1.500%, 04/01/26                                 $   30,000   $     31,575
   Allergan, Inc. 144A#
      1.500%, 04/01/26                                  1,800,000      1,894,500
   Wyeth
      4.877%, 01/15/24                                  2,055,000      2,201,316
                                                                    ------------
                                                                       4,127,391
                                                                    ------------
MEDICAL-NURSING HOMES - 1.6%
   Manor Care, Inc.
      2.125%, 08/01/35                                  1,755,000      2,237,625
                                                                    ------------
MULTI-LINE INSURANCE - 1.3%
   American Financial Group, Inc.
      1.486%, 06/02/33                                  3,190,000      1,890,075
                                                                    ------------
MULTIMEDIA - 1.4%
   The Walt Disney Co.##
      2.125%, 04/15/23                                  1,710,000      2,075,513
                                                                    ------------
OIL & GAS DRILLING - 2.9%
   Transocean, Inc.
      1.500%, 05/15/21                                  1,770,000      2,079,750
   Diamond Offshore Drilling, Inc.
      1.500%, 04/15/31                                  1,250,000      2,099,169
                                                                    ------------
                                                                       4,178,919
                                                                    ------------
OIL FIELD MACHINERY & EQUIPMENT - 1.5%
   Cameron International Corp.
      2.500%, 06/15/26                                  1,875,000      2,167,969
                                                                    ------------
OIL-FIELD SERVICES - 1.4%
   Schlumberger, Ltd.
      1.500%, 06/01/23                                  1,025,000      1,971,844
                                                                    ------------
PRINTING-COMMERCIAL - 1.5%
   Bowne & Co, Inc.
      5.000%, 10/01/33                                  2,020,000      2,151,300
                                                                    ------------
REITS-DIVERSIFIED - 1.5%
   Digital Realty Trust LP 144A#
      4.125%, 08/15/26                                  1,630,000      2,100,679
                                                                    ------------
RETAIL-DISCOUNT - 1.4%
   TJX Cos, Inc.+
      0.000%, 02/13/21                                  2,255,000      2,040,775
                                                                    ------------
RETAIL-SPORTING GOODS - 1.1%
   Dick's Sporting Goods, Inc.
      1.606%, 02/18/24                                  1,570,000      1,650,463
                                                                    ------------
RUBBER-TIRES - 1.5%
   The Goodyear Tire & Rubber Co.
      4.000%, 06/15/34                                    805,000      2,124,194
                                                                    ------------
SUPER-REGIONAL BANKS-US - 1.4%
   Wells Fargo & Co.
      5.110%, 05/01/33                                  1,995,000      2,000,067
                                                                    ------------
TELECOMMUNICATIONS EQUIPMENT - 3.0%
   CommScope, Inc.
      1.000%, 03/15/24                                  1,170,000      2,347,312
   Harris Corp.
      3.500%, 08/15/22                                    875,000      1,976,406
                                                                    ------------
                                                                       4,323,718
                                                                    ------------
TELECOMMUNICATIONS SERVICES - 0.9%
   Time Warner Telecom, Inc.
      2.375%, 04/01/26                                  1,040,000      1,365,000
                                                                    ------------
TELEPHONE-INTEGRATED - 3.0%
   CenturyTel, Inc.##
      4.750%, 08/01/32                                  1,985,000      2,311,036
   Level 3 Communications, Inc.
      2.875%, 07/15/10                                  1,765,000      1,981,213
                                                                    ------------
                                                                       4,292,249
                                                                    ------------
THERAPEUTICS - 1.5%
   Gilead Sciences, Inc. 144A#
      0.625%, 05/01/13                                  1,905,000      2,159,794
                                                                    ------------
TOYS - 1.4%
   Hasbro, Inc.
      2.750%, 12/01/21                                  1,534,000      2,051,725
                                                                    ------------
TRANSPORT-RAIL - 1.5%
   CSX Corp.+
      0.000%, 10/30/21                                  1,500,000      2,146,875
                                                                    ------------
WEB HOSTING/DESIGN - 0.2%
   Equinix, Inc.
      2.500%, 04/15/12                                    300,000        303,750
WEB PORTALS/ISP - 1.0%
   Trizetto Group
      2.750%, 10/01/25                                  1,150,000      1,437,500
WIRE & CABLE PRODUCTS - 1.6%
   General Cable Corp.
      0.875%, 11/15/13                                  1,845,000      2,264,737
WIRELESS EQUIPMENT - 1.4%
   American Tower Corp.
      3.000%, 08/15/12                                  1,020,000      2,019,600
--------------------------------------------------------------------------------
Total Convertible Corporate Bond (Cost: $105,241,259)                112,536,131
--------------------------------------------------------------------------------

                                                        NUMBER OF
                                                          SHARES
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK - 19.3%
AGRICULTURAL OPERATIONS - 1.6%
   Bunge, Ltd.
      4.875%, 12/31/49                                     19,340      2,226,519
                                                                    ------------
AUTO-CARS/LIGHT TRUCKS - 1.9%
   Ford Motor Co. Capital Trust II
      6.500%, 01/15/32                                     38,200      1,366,032
   General Motors Corp.
      6.250%, 07/15/33                                     58,065      1,318,076
                                                                    ------------
                                                                       2,684,108
                                                                    ------------
CHEMICALS-DIVERSIFIED - 1.5%
   Celanese Corp.
      4.250%, 12/31/49                                     51,563      2,121,817
                                                                    ------------
ELECTRIC-GENERATION - 1.3%
   AES Trust III
      6.750%, 10/15/29                                     37,993      1,908,768
                                                                    ------------
ELECTRIC-INTEGRATED - 1.7%
   Entergy Corp.
      7.625%, 02/17/09                                     37,755      2,453,697
                                                                    ------------
FINANCE-INVESTMENT BANKERS/BROKERS - 2.8%
   Citigroup Funding, Inc.+
      0.000%, 09/27/08                                     65,685      2,141,988
   Lazard, Ltd.
      6.625%, 05/15/08                                     43,750      1,912,750
                                                                    ------------
                                                                       4,054,738
                                                                    ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       26


                                                        NUMBER OF
                                                          SHARES        VALUE
--------------------------------------------------------------------------------
INDEPENDENT POWER PRODUCER - 1.6%
   NRG Energy, Inc.
      5.750%, 03/16/09                                     7,220     $ 2,344,695
                                                                     -----------
MEDICAL-DRUGS - 1.4%
   Schering-Plough Corp.
      6.000%, 09/14/07                                    34,600       2,036,210
                                                                     -----------
METAL-DIVERSIFIED - 1.6%
   Freeport-McMoRan Copper & Gold, Inc.
      6.750%, 05/01/10                                    21,950       2,346,674
                                                                     -----------
MULTI-LINE INSURANCE - 1.6%
   Metlife, Inc.
      6.375%, 08/15/08                                    70,000       2,240,000
                                                                     -----------
NON-HAZARDOUS WASTE DISPOSAL - 1.2%
   Allied Waste Industries, Inc.
      6.250%, 03/01/08                                     5,300       1,776,825
                                                                     -----------
RETAIL-VIDEO RENTAL - 1.1%
   Blockbuster, Inc.
      7.500%, 12/31/49                                     1,045       1,562,275
--------------------------------------------------------------------------------
Total Convertible Preferred Stock (Cost: $25,737,567)                 27,756,326
--------------------------------------------------------------------------------

                                                       PRINCIPAL
                                                        AMOUNT
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 3.1%
MONEY MARKET FUNDS - 0.9%
   Boston Global Investment Trust -
      Enhanced Portfolio, 5.290%**                    $1,288,998      1,288,998
                                                                   ------------
TIME DEPOSIT - 2.2%
   Bank of America London
   4.690%, 04/02/07                                    3,156,210      3,156,210
-------------------------------------------------------------------------------
Total Short Term Investments (Cost: $4,445,208)                       4,445,208
-------------------------------------------------------------------------------
Total Investments - 100.6% (Cost: $135,424,034)                     144,737,665
-------------------------------------------------------------------------------
Liabilities In Excess Of Other Assets - (0.6%)                         (828,183)
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                $143,909,487
--------------------------------------------------------------------------------

*    NON-INCOME PRODUCING SECURITIES.

**   ALL OF THE SECURITY IS PURCHASED WITH CASH COLLATERAL PROCEEDS FROM
     SECURITIES LOANS.

#    144A SECURITY. CERTAIN CONDITION FOR PUBLIC SALE MAY EXIST. THE TOTAL
     MARKET VALUE OF 144A SECURITIES OWNED AT MARCH 31, 2007 WAS $17,440,523 OR
     12.12% OF NET ASSETS.

##   ALL OR A PORTION OF THE FUND'S HOLDINGS IN THIS SECURITY WAS ON LOAN AS OF
     03/31/07.

+    ZERO COUPON BOND.

SCHEDULE OF INVESTMENTS BY SECTOR
as of March 31, 2007

                                                                      PERCENT OF
SECTOR                                                                NET ASSETS
--------------------------------------------------------------------------------
Communications                                                           18.0%
Consumer, Non-cyclical                                                   15.6
Industrial                                                               14.9
Financial                                                                12.6
Consumer, Cyclical                                                       12.3
Technology                                                                9.3
Energy                                                                    7.0
Utilities                                                                 4.7
Basic Materials                                                           3.1
Short Term Investments                                                    3.1
--------------------------------------------------------------------------------
Total Investments                                                       100.6
Liabilities in excess of other assets                                    (0.6)
--------------------------------------------------------------------------------
Net Assets                                                              100.0%
================================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       27


GLOBAL SELECT FUND

MANAGEMENT TEAM: NICHOLAS MELHUISH, Portfolio Manager; CHRISTOPHER A. HERRERA,
Portfolio Manager; PEDRO V. MARCAL, Portfolio Manager; TODD R. BUECHS, Analyst;
FLORA KIM, Analyst; GREGORY ISE, Analyst; ALAN TRICE, Analyst

CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

GOAL: The Global Select Fund seeks to maximize long-term capital appreciation by investing in companies that, in the opinion of the Investment Adviser, represent the "best of the best" globally.

MARKET OVERVIEW: From April 1, 2006 to March 31, 2007, equity markets around the world posted solid gains. The environment was characterized by:

     -    Healthy pace of global economic expansion, led by strength in developing Asian countries

     -    Boom in mergers and acquisitions, driven by low borrowing costs and abundant liquidity

     -    Concerns about inflation and tighter monetary policy from central banks worldwide

Several months of back-to-back gains were flanked by periods of downside volatility. Global stock markets sold off in May due to worries about U.S.
inflation that were fueled by hawkish comments from the Federal Reserve and a jump in core consumer prices. Volatility returned in February amid a steep drop in Chinese equities, weakness in the U.S. subprime mortgage market and an unwinding of the yen carry trade --the practice of taking out yen-denominated loans and relending the proceeds in markets with higher interest rates.

Despite intermittent volatility, emerging market equities posted substantial increases, with the MSCI Emerging Markets Index climbing more than 20% in both local currencies and U.S. dollars. The MSCI EAFE Index, a barometer of non-U.S.
developed stock markets, advanced 20.69% in dollar terms, with much of the gain coming from a strengthening in non-U.S. currencies. Globally, value stocks outpaced growth stocks by a wide margin.

PERFORMANCE: The Fund's Class I shares gained 10.64% and the MSCI All Country
World Index advanced 16.42% during the twelve months ended March 31, 2007.

PORTFOLIO SPECIFICS: Value stock leadership hurt the Fund's relative performance since holdings are concentrated in growth stocks, while the style-neutral benchmark includes both growth and value names. Other notable areas of relative weakness were stock selection in Japan and the financials and consumer discretionary sectors.

On the positive side, stock selection in Ireland and the consumer staples and telecommunication services sectors added value relative to the index.
Top-performing holdings included Ireland-based C&C Group, a food and beverage company, and Hong Kong-based Hutchison Telecommunications International, a provider of telecom services that derives most its revenue from mobile services in India. C&C Group reported robust sales, driven by the successful rollout of its Magners branded cider in the U.K. market. Hutchison benefited from better-than-expected subscriber growth and signs of a pickup in merger and acquisition activity among emerging telecom companies.

At March 31, the Fund was overweight stocks in developed European and emerging
Asian countries. As the result of our company-specific fundamental research, we have identified many exciting growth opportunities in these markets.

MARKET OUTLOOK: We are optimistic in our outlook for global equities throughout the remainder of 2007. While the U.S. economy is slowing as it digests successive interest rate hikes and a downturn in the housing market, economies throughout the rest of the world should remain strong. Steady economic expansion in Europe, moderate growth in Japan and strength in emerging countries are likely to offset any slowdown in the United States.

As always, we remain focused on finding those companies for the Fund that appear well positioned to capitalize on the changing environment.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN GLOBAL SELECT FUND
CLASS I AND II SHARES WITH THE MSCI ALL COUNTRY WORLD INDEX.

                                     [CHART]


             GLOBAL SELECT FUND   MSCI ALL COUNTRY
                CLASS I SHARES       WORLD INDEX
             ------------------   ----------------
 9/30/1997       $  250,000           $250,000
10/31/1997       $  235,000           $235,125
11/30/1997       $  236,200           $238,722
12/31/1997       $  247,000           $241,850
 1/31/1998       $  255,800           $247,170
 2/28/1998       $  275,000           $264,077
 3/31/1998       $  296,200           $275,353
 4/30/1998       $  310,400           $277,941
 5/31/1998       $  311,200           $272,660
 6/30/1998       $  325,800           $277,568
 7/31/1998       $  334,000           $277,651
 8/31/1998       $  277,000           $238,753
 9/30/1998       $  286,800           $243,504
10/31/1998       $  298,200           $265,736
11/30/1998       $  319,687           $281,866
12/31/1998       $  361,061           $294,944
 1/31/1999       $  397,187           $300,961
 2/28/1999       $  377,610           $293,407
 3/31/1999       $  413,333           $306,610
 4/30/1999       $  428,469           $319,856
 5/31/1999       $  414,745           $308,565
 6/30/1999       $  463,385           $323,932
 7/31/1999       $  473,678           $322,603
 8/31/1999       $  491,842           $322,216
 9/30/1999       $  507,786           $318,736
10/31/1999       $  557,636           $334,864
11/30/1999       $  652,092           $345,279
12/31/1999       $  828,075           $374,040
 1/31/2000       $  772,143           $353,880
 2/29/2000       $  903,653           $355,083
 3/31/2000       $  870,639           $378,412
 4/30/2000       $  805,975           $361,421
 5/31/2000       $  766,140           $352,024
 6/30/2000       $  816,070           $363,958
 7/31/2000       $  792,060           $353,257
 8/31/2000       $  854,814           $364,244
 9/30/2000       $  789,332           $344,247
10/31/2000       $  724,941           $337,499
11/30/2000       $  659,497           $316,575
12/31/2000       $  702,601           $321,861
 1/31/2001       $  693,118           $330,004
 2/28/2001       $  596,133           $302,251
 3/31/2001       $  554,322           $281,910
 4/30/2001       $  615,099           $302,433
 5/31/2001       $  601,737           $299,076
 6/30/2001       $  594,840           $289,924
 7/31/2001       $  578,030           $285,343
 8/31/2001       $  533,201           $272,217
 9/30/2001       $  472,855           $247,364
10/31/2001       $  489,235           $252,608
11/30/2001       $  536,218           $268,143
12/31/2001       $  559,495           $270,664
 1/31/2002       $  553,891           $263,248
 2/28/2002       $  552,598           $261,326
 3/31/2002       $  589,237           $273,138
 4/30/2002       $  573,288           $264,479
 5/31/2002       $  562,081           $264,850
 6/30/2002       $  515,097           $248,694
 7/31/2002       $  465,958           $227,828
 8/31/2002       $  470,269           $228,421
 9/30/2002       $  437,078           $203,363
10/31/2002       $  467,682           $218,331
11/30/2002       $  495,269           $230,273
12/31/2002       $  454,320           $219,289
 1/31/2003       $  448,285           $212,886
 2/28/2003       $  440,096           $209,160
 3/31/2003       $  442,251           $208,366
 4/30/2003       $  475,872           $226,973
 5/31/2003       $  510,787           $240,183
 6/30/2003       $  522,425           $244,794
 7/31/2003       $  538,805           $250,228
 8/31/2003       $  571,564           $256,159
 9/30/2003       $  561,650           $257,798
10/31/2003       $  599,151           $273,447
11/30/2003       $  603,461           $277,630
12/31/2003       $  632,341           $295,232
 1/31/2004       $  653,031           $300,281
 2/29/2004       $  663,807           $305,836
 3/31/2004       $  671,566           $304,215
 4/30/2004       $  644,841           $297,218
 5/31/2004       $  646,134           $299,715
 6/30/2004       $  659,928           $305,769
 7/31/2004       $  629,324           $296,076
 8/30/2004       $  626,738           $298,000
 9/30/2004       $  650,876           $304,288
10/31/2004       $  666,367           $311,804
11/30/2004       $  720,542           $328,922
12/31/2004       $  737,403           $341,750
 1/31/2005       $  721,918           $334,573
 2/28/2005       $  752,455           $346,317
 3/31/2005       $  733,794           $338,837
 4/30/2005       $  710,973           $331,552
 5/31/2005       $  737,848           $337,984
 6/30/2005       $  752,014           $341,566
 7/31/2005       $  788,938           $354,273
 8/31/2005       $  788,938           $357,142
 9/30/2005       $  815,841           $367,999
10/31/2005       $  783,044           $358,174
11/30/2005       $  815,227           $371,390
12/31/2005       $  847,836           $380,601
 1/31/2006       $  898,961           $399,402
 2/28/2006       $  890,691           $398,963
 3/31/2006       $  923,290           $407,541
 4/30/2006       $  949,604           $421,316
 5/31/2006       $  896,046           $405,053
 6/30/2006       $  888,250           $405,053
 7/31/2006       $  894,113           $407,929
 8/31/2006       $  915,035           $418,698
 9/30/2006       $  927,205           $423,681
10/31/2006       $  950,107           $439,653
11/30/2006       $  983,171           $452,315
12/31/2006       $  997,427           $462,538
 1/31/2007       $1,001,317           $467,256
 2/28/2007       $  995,809           $464,966
 3/31/2007       $1,020,505           $474,498


Annualized Total Returns As of 3/31/07

                                                    SINCE
                               1 YEAR   5 YEARS   INCEPTION
-----------------------------------------------------------
Global Select Fund Class I     10.64%    11.62%     15.96%
-----------------------------------------------------------
MSCI All Country World Index   16.42%    11.68%      6.98%
-----------------------------------------------------------

                                       28


                                     [CHART]


             GLOBAL SELECT FUND   MSCI ALL COUNTRY
                CLASS I SHARES       WORLD INDEX
             ------------------   ----------------
 9/30/1997       $  250,000           $250,000
10/31/1997       $  235,000           $235,125
11/30/1997       $  236,200           $238,722
12/31/1997       $  247,000           $241,850
 1/31/1998       $  255,800           $247,170
 2/28/1998       $  275,000           $264,077
 3/31/1998       $  296,200           $275,353
 4/30/1998       $  310,400           $277,941
 5/31/1998       $  311,200           $272,660
 6/30/1998       $  325,800           $277,568
 7/31/1998       $  334,000           $277,651
 8/31/1998       $  277,000           $238,753
 9/30/1998       $  286,800           $243,504
10/31/1998       $  298,200           $265,736
11/30/1998       $  319,687           $281,866
12/31/1998       $  361,061           $294,944
 1/31/1999       $  397,187           $300,961
 2/28/1999       $  377,610           $293,407
 3/31/1999       $  413,333           $306,610
 4/30/1999       $  428,469           $319,856
 5/31/1999       $  414,745           $308,565
 6/30/1999       $  463,385           $323,932
 7/31/1999       $  473,678           $322,603
 8/31/1999       $  491,842           $322,216
 9/30/1999       $  507,786           $318,736
10/31/1999       $  557,636           $334,864
11/30/1999       $  652,092           $345,279
12/31/1999       $  828,075           $374,040
 1/31/2000       $  772,143           $353,880
 2/29/2000       $  903,653           $355,083
 3/31/2000       $  870,639           $378,412
 4/30/2000       $  805,975           $361,421
 5/31/2000       $  766,140           $352,024
 6/30/2000       $  816,070           $363,958
 7/31/2000       $  792,060           $353,257
 8/31/2000       $  854,814           $364,244
 9/30/2000       $  789,332           $344,247
10/31/2000       $  724,941           $337,499
11/30/2000       $  659,497           $316,575
12/31/2000       $  702,601           $321,861
 1/31/2001       $  693,118           $330,004
 2/28/2001       $  596,133           $302,251
 3/31/2001       $  554,322           $281,910
 4/30/2001       $  615,099           $302,433
 5/31/2001       $  601,737           $299,076
 6/30/2001       $  594,840           $289,924
 7/31/2001       $  578,030           $285,343
 8/31/2001       $  533,201           $272,217
 9/30/2001       $  472,855           $247,364
10/31/2001       $  489,235           $252,608
11/30/2001       $  536,218           $268,143
12/31/2001       $  559,495           $270,664
 1/31/2002       $  553,891           $263,248
 2/28/2002       $  552,598           $261,326
 3/31/2002       $  589,237           $273,138
 4/30/2002       $  573,288           $264,479
 5/31/2002       $  562,081           $264,850
 6/30/2002       $  515,097           $248,694
 7/31/2002       $  465,958           $227,828
 8/31/2002       $  470,269           $228,421
 9/30/2002       $  437,078           $203,363
10/31/2002       $  467,682           $218,331
11/30/2002       $  495,269           $230,273
12/31/2002       $  454,320           $219,289
 1/31/2003       $  448,285           $212,886
 2/28/2003       $  440,096           $209,160
 3/31/2003       $  442,251           $208,366
 4/30/2003       $  475,872           $226,973
 5/31/2003       $  510,787           $240,183
 6/30/2003       $  522,425           $244,794
 7/31/2003       $  538,829           $250,228
 8/31/2003       $  571,159           $256,159
 9/30/2003       $  561,678           $257,798
10/31/2003       $  599,198           $273,447
11/30/2003       $  603,092           $277,630
12/31/2003       $  632,403           $295,232
 1/31/2004       $  652,640           $300,281
 2/29/2004       $  663,408           $305,836
 3/31/2004       $  671,170           $304,215
 4/30/2004       $  644,457           $297,218
 5/31/2004       $  646,198           $299,715
 6/30/2004       $  659,962           $305,769
 7/31/2004       $  629,339           $296,076
 8/30/2004       $  628,458           $298,000
 9/30/2004       $  651,334           $304,288
10/31/2004       $  666,445           $311,804
11/30/2004       $  720,627           $328,922
12/31/2004       $  737,490           $341,750
 1/31/2005       $  722,002           $334,573
 2/28/2005       $  752,543           $346,317
 3/31/2005       $  733,880           $338,837
 4/30/2005       $  711,497           $331,552
 5/31/2005       $  738,391           $337,984
 6/30/2005       $  752,495           $341,566
 7/31/2005       $  789,442           $354,273
 8/31/2005       $  789,442           $357,142
 9/30/2005       $  816,362           $367,999
10/31/2005       $  783,952           $358,174
11/30/2005       $  816,173           $371,390
12/31/2005       $  848,330           $380,601
 1/31/2006       $  899,484           $399,402
 2/28/2006       $  891,209           $398,963
 3/31/2006       $  923,827           $407,541
 4/30/2006       $  950,618           $421,316
 5/31/2006       $  897,004           $405,053
 6/30/2006       $  889,200           $405,053
 7/31/2006       $  895,068           $407,929
 8/31/2006       $  916,013           $418,698
 9/30/2006       $  928,196           $423,681
10/31/2006       $  951,122           $439,653
11/30/2006       $  984,507           $452,315
12/31/2006       $  998,782           $462,538
 1/31/2007       $1,002,677           $467,256
 2/28/2007       $  997,163           $464,966
 3/31/2007       $1,021,892           $474,498


Annualized Total Returns As of 3/31/07

                                                    SINCE
                               1 YEAR   5 YEARS   INCEPTION
-----------------------------------------------------------
Global Select Fund Class II    10.67%    11.65%     15.98%
-----------------------------------------------------------
MSCI All Country World Index   16.42%    11.68%      6.98%
-----------------------------------------------------------

THE GRAPHS ABOVE SHOW THE VALUE OF A HYPOTHETICAL $250,000 INVESTMENT IN THE
FUND'S CLASS I AND II SHARES COMPARED WITH THE MORGAN STANLEY CAPITAL
INTERNATIONAL ALL COUNTRY WORLD INDEX ("MSCI ACWI") OVER THE PERIODS INDICATED.
THE FUND'S CLASS I AND II SHARES CALCULATE THEIR PERFORMANCE BASED UPON THE
HISTORICAL PERFORMANCE OF THEIR CORRESPONDING SERIES OF NICHOLAS-APPLEGATE
MUTUAL FUNDS (RENAMED ING MUTUAL FUNDS), ADJUSTED TO REFLECT ALL FEES AND
EXPENSES APPLICABLE TO THE FUND'S CLASS I AND II SHARES. THE NICHOLAS-APPLEGATE
INSTITUTIONAL FUNDS' CLASS I SHARES WERE FIRST AVAILABLE ON MAY 7, 1999 AND
CLASS II SHARES ON JUNE 30, 2003. THE HISTORICAL PERFORMANCE OF CLASS II SHARES
INCLUDES THE PERFORMANCE OF CLASS I SHARES FOR PERIODS PRIOR TO THE INCEPTION OF
CLASS II. AVERAGE ANNUAL TOTAL RETURN FIGURES INCLUDE CHANGES IN PRINCIPAL
VALUE, REINVESTED DIVIDENDS, AND CAPITAL GAIN DISTRIBUTIONS. THE TOTAL RETURNS
SHOWN ABOVE DO NOT SHOW THE EFFECTS OF INCOME TAXES ON AN INDIVIDUAL'S
INVESTMENT. IN MOST CASES, TAXES MAY REDUCE YOUR ACTUAL INVESTMENT RETURNS ON
INCOME OR GAINS PAID BY THE FUND OR ANY GAINS YOU MAY REALIZE IF YOU SELL YOUR
SHARES. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS.

THE MSCI ACWI IS A MARKET CAPITALIZATION WEIGHTED INDEX COMPOSED OF OVER 2000
COMPANIES. THE MSCI ACWI IS REPRESENTATIVE OF THE MARKET STRUCTURE OF 21
COUNTRIES IN NORTH AMERICA, EUROPE, AND THE PACIFIC RIM, EXCLUDING CLOSED
MARKETS AND THOSE SHARES IN OTHERWISE FREE MARKETS THAT ARE NOT PURCHASABLE BY
FOREIGNERS.

THE UNMANAGED INDEX DIFFERS FROM THE FUND IN COMPOSITION, DOES NOT PAY
MANAGEMENT FEES OR EXPENSES AND INCLUDES REINVESTED DIVIDENDS. ONE CANNOT INVEST
DIRECTLY IN AN INDEX.

SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE
WILL FLUCTUATE WITH MARKET CONDITIONS, CURRENCY VOLATILITY AND THE SOCIAL,
ECONOMIC AND POLITICAL CLIMATES OF COUNTRIES WHERE THE FUND INVESTS. YOU MAY
HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

                                       29


SCHEDULE OF INVESTMENTS
As of March 31, 2007

                                                        NUMBER OF
                                                          SHARES        VALUE
--------------------------------------------------------------------------------
COMMON STOCK - 96.4%
CANADA - 0.5%
   Tim Hortons, Inc.                                       30,500   $    927,810
                                                                    ------------
FRANCE - 6.8%
   Alcatel SA - ADR##                                     124,600      1,472,772
   Alten*                                                  49,582      1,861,230
   AXA SA                                                  72,806      3,076,104
   Total SA                                                40,820      2,850,004
   Veolia Environnement                                    31,276      2,317,295
                                                                    ------------
                                                                      11,577,405
                                                                    ------------
GERMANY - 4.8%
   Commerzbank AG                                          40,004      1,763,684
   Continental AG                                          16,564      2,133,478
   Henkel KGaA                                             16,086      2,148,996
   Siemens AG                                              19,899      2,119,614
                                                                    ------------
                                                                       8,165,772
                                                                    ------------
GREECE - 1.1%
   OPAP SA                                                 46,780      1,788,429
                                                                    ------------
HONG KONG - 4.6%
   Hang Lung Properties, Ltd.                             534,000      1,493,157
   Hutchison Whampoa, Ltd.                                174,000      1,672,253
   Jardine Matheson Holdings, Ltd.                         96,000      2,025,600
   Kowloon Development Co., Ltd.##                        709,000      1,360,975
   Melco International Development                        735,000      1,322,469
                                                                    ------------
                                                                       7,874,454
                                                                    ------------
INDONESIA - 1.0%
   Indosat Tbk PT                                       2,518,000      1,724,658
                                                                    ------------
IRELAND - 1.6%
   CRH PLC                                                 16,105        685,378
   Icon PLC - ADR*                                         46,000      1,959,600
                                                                    ------------
                                                                       2,644,978
                                                                    ------------
ITALY - 1.7%
   UniCredito Italiano SpA                                307,054      2,912,236
                                                                    ------------
JAPAN - 11.3%
   Aichi Corp.##                                          158,500      1,483,316
   Asics Corp.                                            140,000      1,563,921
   Chugai Pharmaceutical Co., Ltd.##                       95,400      2,407,724
   Geo Corp.                                                  592      1,198,289
   Joint Corp.                                             42,700      1,620,123
   Mitsubishi UFJ Financial Group, Inc.                       152      1,712,132
   NGK Spark Plug Co., Ltd.                                60,000      1,120,474
   Nisshinbo Industries, Inc.                             104,000      1,300,936
   Nitori Co., Ltd.##                                      34,050      1,689,884
   Rakuten, Inc.                                            2,540      1,206,809
   Sony Corp. - ADR##                                      35,500      1,792,395
   Sumco Corp.                                             47,700      1,979,505
                                                                    ------------
                                                                      19,075,508
                                                                    ------------
MALAYSIA - 1.0%
   Maxis Communications Berhad                            493,700      1,699,213
                                                                    ------------
NETHERLANDS - 4.0%
   Koninklijke Ahold NV*                                  233,996      2,725,483
   Koninklijke Philips Electronics NV##                    52,593      2,001,562
   Royal Numico NV##                                       40,670      2,090,263
                                                                    ------------
                                                                       6,817,308
                                                                    ------------
REPUBLIC OF CHINA - 1.7%
   AAC Acoustic Technology Holdings, Inc.*              1,316,000      1,247,920
   China Mobile, Ltd.                                     174,000      1,583,185
                                                                    ------------
                                                                       2,831,105
                                                                    ------------
SOUTH KOREA - 2.8%
   Kookmin Bank                                            15,428      1,384,354
   Osstem Implant Co., Ltd.*                               21,369      1,022,331
   Samsung Electronics Co., Ltd.                            3,827      2,290,667
                                                                    ------------
                                                                       4,697,352
                                                                    ------------
SPAIN - 1.2%
   Tecnicas Reunidas SA##                                  40,085      1,987,628
                                                                    ------------
SWEDEN - 1.3%
   Telefonaktiebolaget LM Ericsson Cl. B                  606,000      2,219,780
                                                                    ------------
SWITZERLAND - 7.9%
   Adecco SA                                               21,209      1,340,330
   Nestle SA                                                7,433      2,881,444
   Panalpina Welttransport Holding AG                       7,211      1,200,849
   Roche Holding AG                                        17,967      3,164,241
   Sika AG                                                    972      1,644,151
   UBS AG                                                  52,600      3,110,845
                                                                    ------------
                                                                      13,341,860
                                                                    ------------
TAIWAN - 0.9%
   United Microelectronics Corp. - ADR                    497,200      1,581,096
                                                                    ------------
UNITED KINGDOM - 6.6%
   ARM Holdings PLC                                       986,548      2,592,854
   IG Group Holdings PLC                                  342,921      1,999,268
   International Power PLC                                293,327      2,281,132
   Reed International PLC                                 169,440      2,018,912
   Standard Chartered PLC                                  77,756      2,232,699
                                                                    ------------
                                                                      11,124,865
                                                                    ------------
UNITED STATES - 35.6%
   3M Co.                                                  28,400      2,170,612
   Abercrombie & Fitch Co. Cl. A                           25,800      1,952,544
   Affiliated Managers Group, Inc.*,##                     17,100      1,852,785
   Ansys, Inc.*,##                                         44,400      2,254,188
   Apollo Investment Corp.##                               77,300      1,654,220
   Apple Computer, Inc.                                    21,800      2,025,438
   Assurant, Inc.##                                        29,500      1,582,085
   Capital One Financial Corp.                             24,600      1,856,316
   Cerner Corp.*,##                                        24,400      1,328,580
   Corning, Inc.*                                         129,300      2,940,282
   DaVita, Inc.*                                           23,900      1,274,348
   Federated Department Stores, Inc.                       46,600      2,099,330
   Genzyme Corp.*                                          29,600      1,776,592
   Hess Corp.                                              44,600      2,473,962
   ITT Corp.                                               33,900      2,044,848
   Martin Marietta Materials, Inc.##                       13,600      1,838,720
   Morgan Stanley                                          26,700      2,102,892
   Occidental Petroleum Corp.                              46,300      2,283,053
   Oracle Corp.*                                          137,900      2,500,127
   Orient-Express Hotels, Ltd. Cl. A                       19,700      1,178,454
   Praxair, Inc.                                           29,300      1,844,728
   Qualcomm, Inc.                                          39,200      1,672,272
   The Warnaco Group, Inc.*,##                             76,900      2,183,960
   Thermo Fisher Scientific, Inc.*                         36,100      1,687,675
   UnitedHealth Group, Inc.                                39,000      2,065,830
   Valero Energy Corp.                                     38,400      2,476,416
   Volcom, Inc.*,##                                        43,100      1,480,916
   Waters Corp.*,##                                        31,900      1,850,200
   Wyeth                                                   54,200      2,711,626
   XTO Energy, Inc.                                        57,600      3,157,056
                                                                    ------------
                                                                      60,320,055
--------------------------------------------------------------------------------
Total Common Stock (Cost: $142,422,055)                              163,311,512
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       30


                                                          NUMBER OF
                                                            SHARES       VALUE
--------------------------------------------------------------------------------
EQUITY-LINKED SECURITIES - 1.3%
TAIWAN - 1.3%
   Credit Suisse FB Hon Hai
      Precision Industry Co., Ltd. - 11/05/07
      (Cost: $1,808,757)                                   313,304    $2,102,270
--------------------------------------------------------------------------------

                                                      PRINCIPAL
                                                        AMOUNT
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 14.0%
MONEY MARKET FUNDS - 12.4%
   Boston Global Investment Trust -
      Enhanced Portfolio, 5.290%**                   $21,122,450     21,122,450
                                                                   ------------
TIME DEPOSITS - 1.6%
   Citibank Nassau
      4.690%, 04/02/07                                 2,663,854      2,663,854
-------------------------------------------------------------------------------
Total Short Term Investments (Cost: $23,786,304)                     23,786,304
-------------------------------------------------------------------------------
Total Investments - 111.7% (Cost: $168,017,116)                     189,200,086
-------------------------------------------------------------------------------
Liabilities in Excess of Other Assets - (11.7%)                     (19,779,196)
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                $169,420,890
-------------------------------------------------------------------------------

*    NON-INCOME PRODUCING SECURITIES.

**   ALL OF THE SECURITY IS PURCHASED WITH CASH COLLATERAL PROCEEDS FROM
     SECURITIES LOANS.

##   ALL OR A PORTION OF THE FUND'S HOLDINGS IN THIS SECURITY WAS ON LOAN AS OF
     03/31/07.

ADR - AMERICAN DEPOSITORY RECEIPT

SCHEDULE OF INVESTMENTS BY SECTOR
as of March 31, 2007

                                                                      PERCENT OF
SECTOR                                                                NET ASSETS
--------------------------------------------------------------------------------
Financial                                                                17.5%
Consumer, Non-cyclical                                                   16.3
Consumer, Cyclical                                                       14.4
Industrial                                                               13.0
Technology                                                               12.1
Communications                                                            9.8
Energy                                                                    7.8
Diversified                                                               3.0
Utilities                                                                 2.7
Basic Materials                                                           1.1
Short Term Investments                                                   14.0
--------------------------------------------------------------------------------
Total Investments                                                       111.7
Liabilities in excess of other assets                                   (11.7)
--------------------------------------------------------------------------------
Net Assets                                                              100.0%
================================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       31


INTERNATIONAL GROWTH FUND

MANAGEMENT TEAM: HORACIO A. VALEIRAS, CFA, Portfolio Manager and Chief
Investment Officer; VINCENT WILLYARD, CFA, Portfolio Manager; PEDRO V. MARCAL,
Portfolio Manager

GOAL: The International Growth Fund seeks to maximize long-term capital appreciation through investments primarily in companies located outside the
United States with market capitalizations predominantly in the top 75% of publicly traded companies as measured by stock market capitalizations within each country.

MARKET OVERVIEW: Equity prices in developed markets outside the United States climbed higher during the twelve months ended March 31, 2007. A drop in the U.S.
dollar relative to a broad basket of currencies significantly enhanced returns for U.S.-based investors.

European stock markets turned in some of the best results, supported by the biggest wave of mergers and acquisitions the region had ever seen. In 2006, the total value of deals was estimated at $1.6 trillion, reflecting corporate cash surpluses, robust inflows into private equity funds and favorable borrowing conditions. A positive economic backdrop contributed to equity market gains, with the U.K. and Eurozone economies expanding 2.7% last year. To curb inflation, both the Bank of England and European Central Bank tightened monetary policy.

Australia was another top-performing market, with stock prices reaching record levels during the first quarter of 2007. Surging commodity exports helped drive
Australia's unemployment rate to a 31-year low and consumer confidence to a
17-month high.

The Japanese stock market advanced, although gains were subdued. The core
Consumer Price Index, which excludes prices of food but not energy, drifted between zero and 0.1%, suggesting that the country's long battle with deflation was unresolved. Nevertheless, the Bank of Japan raised interest rates to 0.5% in two, quarter-point increments.

PERFORMANCE: From April 1, 2006 through March 31, 2007, the Fund's Class I shares gained 13.80% and the MSCI EAFE Index rose 20.69%.

PORTFOLIO SPECIFICS: The Fund's increase was broad based, with stocks in most countries and sectors of investment posting gains. Compared to the index, holdings in the United Kingdom, Germany and the consumer discretionary and financials sectors subtracted the most from relative performance, largely due to stock selection. An underweight in the British pound that resulted from our bottom-up investment decisions contributed to relative weakness in the United
Kingdom. The pound rose 13.3% versus the U.S. dollar this period as rising U.K.
inflation prompted three interest rate increases from the Bank of England.

On the plus side, stock selection in Ireland, Switzerland and the telecommunication services and health care sectors boosted results versus the index. Two of the best-performing names in the portfolio were Ireland-based C&C
Group, a food and beverage distributor, and Australia-based CSL Limited, a biotechnology company. C&C Group experienced robust sales of its international cider brand Magners after broadening the product's distribution in the United
Kingdom. CSL Limited reported better-than-expected operating performance, driven by margin expansion within its international plasma division.

MARKET OUTLOOK: While there are areas of concern, such as persistently weak consumer price data in Japan, we think the prospects for international equities are favorable. The tightest European job market on record has regional optimism on the rise. In Germany, measures of consumer, business and investor confidence advanced in March. Furthermore, China's thirst for raw materials is expected to fuel a fourth consecutive year of record overseas sales for Australia's exporters.

Nicholas-Applegate believes that the Fund is well positioned to capitalize on changes in the market environment as they unfold.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN INTERNATIONAL GROWTH
FUND CLASS I AND II SHARES WITH THE MSCI EAFE INDEX.

                                     [CHART]


             INTERNATIONAL GROWTH
              FUND CLASS I SHARES   MSCI EAFE INDEX
             --------------------   ---------------
12/27/1996         $250,000            $250,000
12/31/1996         $252,475            $252,250
 1/31/1997         $274,682            $243,422
 2/28/1997         $277,282            $247,403
 3/31/1997         $282,684            $248,299
 4/30/1997         $286,685            $249,617
 5/31/1997         $313,293            $265,860
 6/30/1997         $331,298            $280,522
 7/31/1997         $352,505            $285,060
 8/31/1997         $334,099            $263,770
 9/30/1997         $358,707            $278,546
10/31/1997         $328,898            $257,136
11/30/1997         $325,228            $254,515
12/31/1997         $329,820            $256,735
 1/31/1998         $341,928            $268,476
 2/28/1998         $365,307            $285,703
 3/31/1998         $387,017            $294,500
 4/30/1998         $398,289            $296,831
 5/31/1998         $408,101            $295,391
 6/30/1998         $412,902            $297,627
 7/31/1998         $431,271            $300,644
 8/31/1998         $369,482            $263,398
 9/30/1998         $351,948            $255,322
10/31/1998         $358,419            $281,937
11/30/1998         $379,975            $296,381
12/31/1998         $400,853            $308,074
 1/31/1999         $416,302            $307,164
 2/28/1999         $399,183            $299,843
 3/31/1999         $411,918            $312,359
 4/30/1999         $426,950            $325,016
 5/31/1999         $410,457            $308,278
 6/30/1999         $442,817            $320,297
 7/31/1999         $457,431            $329,817
 8/31/1999         $464,530            $331,022
 9/30/1999         $471,628            $334,354
10/31/1999         $502,527            $346,877
11/30/1999         $567,666            $358,929
12/31/1999         $677,711            $391,144
 1/31/2000         $629,452            $366,291
 2/29/2000         $705,914            $376,151
 3/31/2000         $666,012            $390,732
 4/30/2000         $611,068            $370,171
 5/31/2000         $578,686            $361,130
 6/30/2000         $609,814            $375,253
 7/31/2000         $582,865            $359,521
 8/31/2000         $606,263            $362,641
 9/30/2000         $566,987            $344,984
10/31/2000         $531,055            $336,835
11/30/2000         $505,070            $324,203
12/31/2000         $521,270            $335,726
 1/31/2001         $505,514            $335,553
 2/28/2001         $463,129            $310,398
 3/31/2001         $426,292            $289,706
 4/30/2001         $455,806            $309,838
 5/31/2001         $441,160            $298,903
 6/30/2001         $423,407            $286,679
 7/31/2001         $413,199            $281,463
 8/31/2001         $396,112            $274,342
 9/30/2001         $364,378            $246,551
10/31/2001         $363,935            $252,863
11/30/2001         $371,258            $262,194
12/31/2001         $375,474            $263,741
 1/31/2002         $358,831            $249,736
 2/28/2002         $361,272            $251,484
 3/31/2002         $381,022            $265,089
 4/30/2002         $379,246            $266,839
 5/31/2002         $378,803            $270,228
 6/30/2002         $365,932            $259,473
 7/31/2002         $331,314            $233,863
 8/31/2002         $328,207            $233,325
 9/30/2002         $296,474            $208,266
10/31/2002         $306,903            $219,450
11/30/2002         $315,336            $229,413
12/31/2002         $303,353            $221,705
 1/31/2003         $292,701            $212,459
 2/28/2003         $288,485            $207,594
 3/31/2003         $284,712            $203,671
 4/30/2003         $309,788            $223,875
 5/31/2003         $329,316            $237,643
 6/30/2003         $335,086            $243,513
 7/31/2003         $339,302            $249,455
 8/31/2003         $352,839            $255,516
 9/30/2003         $352,617            $263,437
10/31/2003         $377,915            $279,876
11/30/2003         $380,884            $286,145
12/31/2003         $405,580            $308,522
 1/31/2004         $415,146            $312,903
 2/29/2004         $420,263            $320,193
 3/31/2004         $424,268            $322,114
 4/30/2004         $408,694            $315,092
 5/31/2004         $408,472            $316,447
 6/30/2004         $414,034            $323,504
 7/31/2004         $392,231            $313,055
 8/30/2004         $393,343            $314,495
 9/30/2004         $404,467            $322,766
10/31/2004         $418,947            $333,805
11/30/2004         $449,153            $356,704
12/31/2004         $466,401            $372,363
 1/31/2005         $462,763            $365,549
 2/28/2005         $485,716            $381,413
 3/31/2005         $465,024            $371,992
 4/30/2005         $454,561            $363,660
 5/31/2005         $460,243            $364,205
 6/30/2005         $468,666            $369,195
 7/31/2005         $489,568            $380,529
 8/31/2005         $494,121            $390,271
 9/30/2005         $526,832            $407,716
10/31/2005         $507,286            $395,851
11/30/2005         $531,332            $405,629
12/31/2005         $575,432            $424,531
 1/31/2006         $619,511            $450,640
 2/28/2006         $600,615            $449,739
 3/31/2006         $621,697            $464,760
 4/30/2006         $647,746            $487,301
 5/31/2006         $613,221            $468,978
 6/30/2006         $606,905            $469,166
 7/31/2006         $606,602            $473,857
 8/31/2006         $624,375            $487,031
 9/30/2006         $624,125            $487,859
10/31/2006         $645,470            $506,885
11/30/2006         $668,836            $522,193
12/31/2006         $696,393            $538,642
 1/31/2007         $686,922            $542,305
 2/28/2007         $687,540            $546,752
 3/31/2007         $707,135            $560,967


Annualized Total Returns As of 3/31/2007

                                    1 YEAR   5 YEARS   10 YEARS
---------------------------------------------------------------
International Growth Fund Class I   13.80%    13.16%     9.60%
---------------------------------------------------------------
MSCI EAFE Index                     20.69%    16.24%     8.67%
---------------------------------------------------------------

                                       32


                                     [CHART]


             INTERNATIONAL GROWTH
              FUND CLASS I SHARES   MSCI EAFE INDEX
             --------------------   ---------------
12/27/1996         $250,000            $250,000
12/31/1996         $252,475            $252,250
 1/31/1997         $274,682            $243,422
 2/28/1997         $277,282            $247,403
 3/31/1997         $282,684            $248,299
 4/30/1997         $286,685            $249,617
 5/31/1997         $313,293            $265,860
 6/30/1997         $331,298            $280,522
 7/31/1997         $352,505            $285,060
 8/31/1997         $334,099            $263,770
 9/30/1997         $358,707            $278,546
10/31/1997         $328,898            $257,136
11/30/1997         $325,228            $254,515
12/31/1997         $329,820            $256,735
 1/31/1998         $341,928            $268,476
 2/28/1998         $365,307            $285,703
 3/31/1998         $387,017            $294,500
 4/30/1998         $398,289            $296,831
 5/31/1998         $408,101            $295,391
 6/30/1998         $412,902            $297,627
 7/31/1998         $431,271            $300,644
 8/31/1998         $369,482            $263,398
 9/30/1998         $351,948            $255,322
10/31/1998         $358,419            $281,937
11/30/1998         $379,975            $296,381
12/31/1998         $400,853            $308,074
 1/31/1999         $416,302            $307,164
 2/28/1999         $399,183            $299,843
 3/31/1999         $411,918            $312,359
 4/30/1999         $426,950            $325,016
 5/31/1999         $410,457            $308,278
 6/30/1999         $442,817            $320,297
 7/31/1999         $457,431            $329,817
 8/31/1999         $464,530            $331,022
 9/30/1999         $471,628            $334,354
10/31/1999         $502,527            $346,877
11/30/1999         $567,666            $358,929
12/31/1999         $677,711            $391,144
 1/31/2000         $629,452            $366,291
 2/29/2000         $705,914            $376,151
 3/31/2000         $666,012            $390,732
 4/30/2000         $611,068            $370,171
 5/31/2000         $578,686            $361,130
 6/30/2000         $609,814            $375,253
 7/31/2000         $582,865            $359,521
 8/31/2000         $606,263            $362,641
 9/30/2000         $566,987            $344,984
10/31/2000         $531,055            $336,835
11/30/2000         $505,070            $324,203
12/31/2000         $521,270            $335,726
 1/31/2001         $505,514            $335,553
 2/28/2001         $463,129            $310,398
 3/31/2001         $426,292            $289,706
 4/30/2001         $455,806            $309,838
 5/31/2001         $441,160            $298,903
 6/30/2001         $423,407            $286,679
 7/31/2001         $413,199            $281,463
 8/31/2001         $396,112            $274,342
 9/30/2001         $364,378            $246,551
10/31/2001         $363,935            $252,863
11/30/2001         $371,258            $262,194
12/31/2001         $375,474            $263,741
 1/31/2002         $358,831            $249,736
 2/28/2002         $361,272            $251,484
 3/31/2002         $381,022            $265,089
 4/30/2002         $379,246            $266,839
 5/31/2002         $378,803            $270,228
 6/30/2002         $365,932            $259,473
 7/31/2002         $331,314            $233,863
 8/31/2002         $328,207            $233,325
 9/30/2002         $296,474            $208,266
10/31/2002         $306,903            $219,450
11/30/2002         $315,336            $229,413
12/31/2002         $303,353            $221,705
 1/31/2003         $292,701            $212,459
 2/28/2003         $288,485            $207,594
 3/31/2003         $284,712            $203,671
 4/30/2003         $309,788            $223,875
 5/31/2003         $329,316            $237,643
 6/30/2003         $335,086            $243,513
 7/31/2003         $339,302            $249,455
 8/31/2003         $352,839            $255,516
 9/30/2003         $352,617            $263,437
10/31/2003         $377,915            $279,876
11/30/2003         $380,884            $286,145
12/31/2003         $405,580            $308,522
 1/31/2004         $415,146            $312,903
 2/29/2004         $420,263            $320,193
 3/31/2004         $424,268            $322,114
 4/30/2004         $408,694            $315,092
 5/31/2004         $408,472            $316,447
 6/30/2004         $414,034            $323,504
 7/31/2004         $392,231            $313,055
 8/30/2004         $393,343            $314,495
 9/30/2004         $404,467            $322,766
10/31/2004         $418,947            $333,805
11/30/2004         $449,153            $356,704
12/31/2004         $466,401            $372,363
 1/31/2005         $462,763            $365,549
 2/28/2005         $485,716            $381,413
 3/31/2005         $465,024            $371,992
 4/30/2005         $454,561            $363,660
 5/31/2005         $460,243            $364,205
 6/30/2005         $468,666            $369,195
 7/31/2005         $489,568            $380,529
 8/31/2005         $494,121            $390,271
 9/30/2005         $526,832            $407,716
10/31/2005         $507,286            $395,851
11/30/2005         $531,332            $405,629
12/31/2005         $575,432            $424,531
 1/31/2006         $619,511            $450,640
 2/28/2006         $600,863            $449,739
 3/31/2006         $621,954            $464,760
 4/30/2006         $648,262            $487,301
 5/31/2006         $614,034            $468,978
 6/30/2006         $608,016            $469,166
 7/31/2006         $608,016            $473,857
 8/31/2006         $625,831            $487,031
 9/30/2006         $625,831            $487,859
10/31/2006         $647,485            $506,885
11/30/2006         $671,442            $522,193
12/31/2006         $698,770            $538,642
 1/31/2007         $689,546            $542,305
 2/28/2007         $689,891            $546,752
 3/31/2007         $710,242            $560,967


Annualized Total Returns As of 3/31/2007

                                     1 YEAR   5 YEARS   10 YEARS
----------------------------------------------------------------
International Growth Fund Class II   14.12%    13.25%     9.58%
----------------------------------------------------------------
MSCI EAFE Index                      20.69%    16.24%     8.67%
----------------------------------------------------------------

THE GRAPHS ABOVE SHOW THE VALUE OF A HYPOTHETICAL $250,000 INVESTMENT IN THE
FUND'S CLASS I AND II SHARES COMPARED WITH THE MORGAN STANLEY CAPITAL
INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST INDEX ("MSCI EAFE") OVER THE PERIODS
INDICATED. THE FUND'S CLASS I AND II SHARES CALCULATE THEIR PERFORMANCE BASED
UPON THE HISTORICAL PERFORMANCE OF THEIR CORRESPONDING SERIES OF
NICHOLAS-APPLEGATE MUTUAL FUNDS (RENAMED ING MUTUAL FUNDS), ADJUSTED TO REFLECT
ALL FEES AND EXPENSES APPLICABLE TO THE FUND'S CLASS I AND II SHARES. THE
NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS' CLASS I SHARES WERE FIRST AVAILABLE ON
MAY 7, 1999 AND CLASS II SHARES ON JANUARY 23, 2006. THE HISTORICAL PERFORMANCE
OF CLASS II SHARES INCLUDES THE PERFORMANCE OF CLASS I SHARES FOR PERIODS PRIOR
TO THE INCEPTION OF CLASS II SHARES. AVERAGE ANNUAL TOTAL RETURN FIGURES INCLUDE
CHANGES IN PRINCIPAL VALUE, REINVESTED DIVIDENDS, AND CAPITAL GAIN
DISTRIBUTIONS. THE TOTAL RETURNS SHOWN ABOVE DO NOT SHOW THE EFFECTS OF INCOME
TAXES ON AN INDIVIDUAL'S INVESTMENT. IN MOST CASES, TAXES MAY REDUCE YOUR ACTUAL
INVESTMENT RETURNS ON INCOME OR GAINS PAID BY THE FUND OR ANY GAINS YOU MAY
REALIZE IF YOU SELL YOUR SHARES. PAST PERFORMANCE CANNOT GUARANTEE FUTURE
RESULTS.

THE MSCI EAFE INDEX IS AN UNMANAGED INDEX OF OVER 900 COMPANIES, AND IS A
GENERALLY ACCEPTED BENCHMARK FOR MAJOR OVERSEAS MARKETS. INDEX WEIGHTINGS
REPRESENT THE RELATIVE CAPITALIZATIONS OF THE MAJOR OVERSEAS MARKETS INCLUDED IN
THE INDEX ON A U.S. DOLLAR ADJUSTED BASIS. THE UNMANAGED INDEX DIFFERS FROM THE
FUND IN COMPOSITION, DOES NOT PAY MANAGEMENT FEES OR EXPENSES AND INCLUDES
REINVESTED DIVIDENDS. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE
WILL FLUCTUATE WITH MARKET CONDITIONS, CURRENCY VOLATILITY AND THE SOCIAL,
ECONOMIC AND POLITICAL CLIMATES OF COUNTRIES WHERE THE FUND INVESTS. YOU MAY
HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

                                       33


SCHEDULE OF INVESTMENTS
As of March 31, 2007

                                                         NUMBER OF
                                                           SHARES       VALUE
--------------------------------------------------------------------------------
COMMON STOCK - 96.2%
AUSTRALIA - 2.4%
   AMP, Ltd.*                                               41,302   $   346,671
   CSL, Ltd.                                                19,979     1,329,455
                                                                     -----------
                                                                       1,676,126
                                                                     -----------
BELGIUM - 1.1%
   InBev NV                                                 10,995       791,075
                                                                     -----------
BRAZIL - 0.6%
   All America Latina Logistica SA                          35,700       435,868
                                                                     -----------
CANADA - 3.8%
   AUR Resources, Inc.                                      19,100       402,314
   HudBay Minerals, Inc.*                                   21,300       375,540
   Inmet Mining Corp.                                        7,300       401,812
   Rogers Communications, Inc. Cl. B                        25,000       818,923
   Teck Cominco, Ltd. Cl. B                                  9,400       655,837
                                                                     -----------
                                                                       2,654,426
                                                                     -----------
DENMARK - 2.2%
   FLSmidth & Co. AS Cl. B                                  22,800     1,539,660
                                                                     -----------
FRANCE - 7.8%
   Alstom*                                                  12,127     1,568,278
   BNP Paribas                                               6,061       630,845
   Lafarge SA                                                3,963       620,856
   Total SA                                                  9,398       656,157
   Veolia Environnement                                     26,012     1,927,276
                                                                     -----------
                                                                       5,403,412
                                                                     -----------
GERMANY - 8.5%
   Deutsche Postbank AG                                     10,870       944,431
   Hypo Real Estate Holding AG                              10,697       679,785
   IVG Immobilien AG                                        25,519     1,217,811
   Puma AG Rudolf Dassler Sport                              1,835       668,581
   Solarworld AG##                                           8,727       675,293
   Stada Arzneimittel AG                                    14,851       898,497
   United Internet AG                                       43,294       838,528
                                                                     -----------
                                                                       5,922,926
                                                                     -----------
GREECE - 2.2%
   National Bank of Greece SA                               13,251       700,271
   Piraeus Bank SA                                          23,700       820,255
                                                                     -----------
                                                                       1,520,526
                                                                     -----------
HONG KONG - 1.1%
   Foxconn International Holdings, Ltd.*                   159,000       488,339
   Melco International Development                         171,000       307,676
                                                                     -----------
                                                                         796,015
                                                                     -----------
INDIA - 0.5%
   Infosys Technologies, Ltd. - ADR##                        6,400       321,600
                                                                     -----------
IRELAND - 3.5%
   Bank of Ireland                                          17,965       386,213
   C&C Group PLC                                            42,459       642,624
   Kingspan Group PLC                                       52,095     1,376,523
                                                                     -----------
                                                                       2,405,360
                                                                     -----------
ITALY - 2.9%
   Intesa Sanpaolo SpA                                      82,538       624,614
   UniCredito Italiano SpA                                 146,482     1,389,300
                                                                     -----------
                                                                       2,013,914
                                                                     -----------
JAPAN - 22.8%
   Chugai Pharmaceutical Co., Ltd.##                        34,200       863,146
   Fanuc, Ltd.                                              11,600     1,077,722
   Haseko Corp.*                                           323,000     1,176,286
   Japan Steel Works, Ltd.                                  93,000     1,116,079
   Japan Tobacco, Inc.                                         151       740,453
   Komatsu, Ltd.                                            18,300       384,366
   Mitsubishi Electric Corp.                                34,000       349,574
   Mitsubishi Estate Co., Ltd.                              21,600       707,957
   Mitsui & Co., Ltd.                                       36,700       683,803
   Nippon Electric Glass Co., Ltd.                          30,000       524,667
   Nomura Holdings, Inc.                                    69,400     1,442,956
   ORIX Corp.                                                2,960       769,613
   Shin-Etsu Chemical Co., Ltd.                             10,000       608,935
   Sumco Corp.                                              29,600     1,228,372
   Toho Titanium Co., Ltd.                                  14,500       708,575
   Tokuyama Corp.                                           50,000       872,327
   Tokyu Land Corp.##                                       97,000     1,103,290
   Toyota Motor Corp.                                       24,100     1,541,012
                                                                     -----------
                                                                      15,899,133
                                                                     -----------
LUXEMBOURG - 1.0%
   Millicom International Cellular SA*                       9,100       713,076
                                                                     -----------
MEXICO - 1.9%
   America Movil SA de CV - ADR                             16,700       798,093
   Fomento Economico Mexicano
      SAB de CV - ADR##                                      4,800       529,872
                                                                     -----------
                                                                       1,327,965
                                                                     -----------
NETHERLANDS - 1.0%
   Koninklijke Philips Electronics NV                       18,400       701,040
                                                                     -----------
NORWAY - 5.3%
   Acergy SA##                                              38,700       822,615
   Renewable Energy Corp. AS*                               56,800     1,279,468
   Telenor ASA                                              54,000       955,423
   TGS Nopec Geophysical Co. ASA*                           27,200       626,071
                                                                     -----------
                                                                       3,683,577
                                                                     -----------
REPUBLIC OF CHINA - 3.2%
   China Communications
      Construction Co., Ltd.*                              963,000     1,160,887
   Nine Dragons Paper Holdings, Ltd.                       348,000       728,577
   Suntech Power
      Holdings Co., Ltd. - ADR*,##                           9,800       339,178
                                                                     -----------
                                                                       2,228,642
                                                                     -----------
SINGAPORE - 2.4%
   City Developments, Ltd.                                  89,000       855,769
   DBS Group Holdings, Ltd.                                 58,000       817,439
                                                                     -----------
                                                                       1,673,208
                                                                     -----------
SWEDEN - 4.7%
   Assa Abloy AB                                            56,800     1,299,354
   Modern Times Group AB Cl. B                               5,900       343,517
   SSAB Svenskt Stal AB Cl. A##                             33,600     1,032,026
   Telefonaktiebolaget LM Ericsson - ADR##                  17,000       630,530
                                                                     -----------
                                                                       3,305,427
                                                                     -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       34


                                                         NUMBER OF
                                                           SHARES       VALUE
--------------------------------------------------------------------------------
SWITZERLAND - 10.3%
   ABB, Ltd.                                                51,982   $   885,670
   Compagnie Financiere Richemont SA                        13,141       731,431
   Nestle SA                                                 1,948       755,153
   Nobel Biocare Holding AG                                  2,371       860,381
   Phonak Holding AG                                         6,596       502,480
   Roche Holding AG                                          7,585     1,335,825
   Swatch Group AG                                          13,666       727,070
   Syngenta AG                                               3,934       749,226
   UBS AG                                                   10,992       650,084
                                                                     -----------
                                                                       7,197,320
                                                                     -----------
UNITED KINGDOM - 7.0%
   Barclays PLC                                             46,928       663,624
   BT Group PLC                                            288,553     1,719,083
   International Power PLC                                 273,518     2,127,082
   Reckitt Benckiser PLC                                     7,105       368,730
                                                                     -----------
                                                                       4,878,519
--------------------------------------------------------------------------------
Total Common Stock (Cost: $55,315,329)                                67,088,815
--------------------------------------------------------------------------------
PREFERRED STOCK - 1.3%
GERMANY - 1.3%
   Fresenius AG (Cost: $721,242)                            10,983       871,353
--------------------------------------------------------------------------------

                                                        PRINCIPAL
                                                         AMOUNT
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 7.8%
MONEY MARKET FUNDS - 7.1%
   Boston Global Investment Trust -
      Enhanced Portfolio, 5.290%**                     $4,944,858     4,944,858
                                                                    -----------
TIME DEPOSITS - 0.7%
   Bank of America London
      4.690%, 04/02/07                                    473,149       473,149
-------------------------------------------------------------------------------
Total Short Term Investments (Cost: $5,418,007)                       5,418,007
-------------------------------------------------------------------------------
Total Investments - 105.3% (Cost: $61,454,578)                       73,378,175
-------------------------------------------------------------------------------
Liabilities in Excess of Other Assets - (5.3%)                       (3,664,685)
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $69,713,490
-------------------------------------------------------------------------------

*    NON-INCOME PRODUCING SECURITIES.

**   ALL OF THE SECURITY IS PURCHASED WITH CASH COLLATERAL PROCEEDS FROM
     SECURITIES LOANS.

##   ALL OR A PORTION OF THE FUND'S HOLDINGS IN THIS SECURITY WAS ON LOAN AS OF
     03/31/07.

ADR - AMERICAN DEPOSITORY RECEIPT

SCHEDULE OF INVESTMENTS BY SECTOR
as of March 31, 2007

                                                                      PERCENT OF
SECTOR                                                                NET ASSETS
--------------------------------------------------------------------------------
Financial                                                               21.2%
Industrial                                                              18.7
Consumer, Non-cyclical                                                  15.1
Communications                                                          10.5
Basic Materials                                                          9.4
Consumer, Cyclical                                                       7.9
Energy                                                                   6.3
Utilities                                                                5.8
Technology                                                               2.2
Diversified                                                              0.4
Short Term Investments                                                   7.8
--------------------------------------------------------------------------------
Total Investments                                                      105.3
Liabilities in excess of other assets                                   (5.3)
--------------------------------------------------------------------------------
Net Assets                                                             100.0%
================================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       35


INTERNATIONAL GROWTH OPPORTUNITIES FUND

MANAGEMENT TEAM: VINCENT WILLYARD, CFA, Portfolio Manager; JOSEPH DEVINE,
Portfolio Manager; STEPHEN DERKASH, Analyst; BARRY KENDALL, Analyst

CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

GOAL: The International Growth Opportunities Fund seeks to maximize long-term capital appreciation through investments primarily in companies located outside the United States with market capitalizations predominantly in the bottom 20% of publicly traded companies as measured by the market capitalization in the
Citigroup World BMI xUS.

MARKET OVERVIEW: International small-cap equities posted substantial gains between April 1, 2006 and March 31, 2007. The U.S. dollar fell against a basket of currencies, enhancing returns when translated into dollar terms. Broad strength in the international small-cap market was driven by:

     -    Positive economic backdrop, with global GDP rising 5.6% in 2006 and expectations for continued healthy growth in 2007-2008

     -    Retreat in the price of oil, which fell more than 35% between July and
          January

     -    Robust merger, acquisition and buyout activity, fueled by abundant liquidity and low borrowing costs

Within the Citigroup World EMI xUS, returns in U.S. dollar terms were positive in all countries except Japan. Japanese equities declined amid sluggish domestic consumer spending, a severe weakening in the yen versus European currencies and concerns that moderating U.S economic growth would hurt Japanese exports. In contrast, Australian small caps posted some of the best returns, supported by high commodity prices and strong consumer spending. Germany, Spain and
Switzerland were other top small-cap markets.

PERFORMANCE: The Fund's Class I shares gained 18.71% during the fiscal year ended March 31, 2007, and the Citigroup World EMI xUS rose 23.14%.

PORTFOLIO SPECIFICS: The Fund participated in the small-cap market's advance, with stocks in most countries and sectors of investment generating gains.
Results did not keep pace with the rapid rise in the benchmark, however.
Underperformance at the country level was driven by stock selection in the
United Kingdom and Germany. At the sector level, information technology had the largest negative effect on relative returns, due to stock selection and an overweight in the group. The fact that international small-cap growth stocks trailed their value counterparts also weighed on relative results, since the
Fund's holdings are concentrated in growth stocks while the benchmark is style neutral.

On a positive note, stock selection in China and the industrials and health care sectors added significant value. One of the Fund's best-performing holdings was
Spain-based Grifols, a biopharmaceuticals company specializing in plasma products. Grifols benefited from several favorable developments, including higher plasma prices.

MARKET OUTLOOK: Over the remainder of 2007, we are cautiously optimistic in our outlook for international small-cap stocks. There are risks facing the market, such as high core inflation in the United States which has made the Federal
Reserve reluctant to cut interest rates. However, several positive factors may drive further gains, including:

     -    Expectations for steady economic growth in Europe and moderate expansion in Japan

     -    Efforts by policymakers in China and India to control spending and inflation in those countries

Regardless of the direction the broader market takes, we are confident that our bottom-up investment approach will uncover exciting growth opportunities for the
Fund.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN INTERNATIONAL GROWTH
OPPORTUNITIES FUND CLASS I, II, III AND IV SHARES WITH THE CITIGROUP WORLD EMI
XUS INDEX AND THE CITIGROUP WORLD EMI XUS GROWTH INDEX.

                                     [CHART]


             INTERNATIONAL GROWTH
                 OPPORTUNITIES      CITIGROUP WORLD EMI   CITIGROUP WORLD
              FUND CLASS I SHARES     xUS GROWTH INDEX        EMI xUS
             --------------------   -------------------   ---------------
12/31/1997        $  250,000              $250,000            $250,000
 1/31/1998        $  255,925              $260,950            $260,425
 2/28/1998        $  282,388              $279,295            $279,853
 3/31/1998        $  312,914              $292,170            $293,006
 4/30/1998        $  329,717              $294,595            $295,233
 5/31/1998        $  337,861              $300,752            $300,724
 6/30/1998        $  338,706              $293,414            $291,943
 7/31/1998        $  345,785              $292,622            $289,928
 8/31/1998        $  291,151              $255,547            $254,354
 9/30/1998        $  287,162              $247,982            $247,716
10/31/1998        $  298,562              $264,572            $265,229
11/30/1998        $  319,342              $274,626            $273,743
12/31/1998        $  340,834              $282,892            $280,367
 1/31/1999        $  367,760              $284,844            $279,498
 2/28/1999        $  360,773              $279,034            $274,076
 3/31/1999        $  369,179              $289,274            $284,381
 4/30/1999        $  391,219              $303,015            $299,795
 5/31/1999        $  376,000              $295,136            $291,940
 6/30/1999        $  417,586              $306,174            $301,895
 7/31/1999        $  453,582              $318,023            $313,186
 8/31/1999        $  483,110              $324,829            $318,041
 9/30/1999        $  497,458              $325,771            $317,277
10/31/1999        $  531,385              $325,966            $314,105
11/30/1999        $  653,072              $350,121            $324,815
12/31/1999        $  777,547              $383,347            $346,253
 1/31/2000        $  801,962              $376,485            $337,701
 2/29/2000        $1,013,680              $408,712            $351,851
 3/31/2000        $  900,047              $400,293            $353,293
 4/30/2000        $  807,882              $371,992            $331,707
 5/31/2000        $  756,016              $357,782            $325,968
 6/30/2000        $  815,288              $378,891            $347,091
 7/31/2000        $  792,215              $365,630            $335,186
 8/31/2000        $  830,717              $380,986            $345,510
 9/30/2000        $  779,046              $357,784            $328,822
10/31/2000        $  718,904              $328,983            $310,671
11/30/2000        $  649,601              $300,394            $297,902
12/31/2000        $  683,121              $310,427            $310,533
 1/31/2001        $  669,322              $314,090            $313,576
 2/28/2001        $  626,820              $290,533            $301,253
 3/31/2001        $  559,750              $262,933            $277,424
 4/30/2001        $  593,727              $283,100            $297,232
 5/31/2001        $  589,571              $280,297            $296,518
 6/30/2001        $  560,210              $264,460            $285,873
 7/31/2001        $  546,205              $254,860            $278,383
 8/31/2001        $  525,067              $249,891            $277,465
 9/30/2001        $  471,090              $217,255            $241,838
10/31/2001        $  488,520              $230,029            $251,802
11/30/2001        $  497,949              $239,599            $261,371
12/31/2001        $  504,820              $239,934            $261,789
 1/31/2002        $  491,291              $232,160            $255,820
 2/28/2002        $  494,976              $233,275            $260,604
 3/31/2002        $  521,606              $249,441            $277,543
 4/30/2002        $  524,109              $250,937            $283,149
 5/31/2002        $  534,434              $257,788            $293,711
 6/30/2002        $  509,423              $245,414            $283,108
 7/31/2002        $  466,478              $222,762            $258,364
 8/31/2002        $  461,441              $220,713            $256,582
 9/30/2002        $  418,988              $200,209            $233,233
10/31/2002        $  420,371              $205,194            $237,571
11/30/2002        $  432,772              $213,340            $246,171
12/31/2002        $  427,016              $208,561            $242,724
 1/31/2003        $  411,643              $202,576            $237,239
 2/28/2003        $  404,975              $198,747            $233,396
 3/31/2003        $  399,224              $197,177            $231,552
 4/30/2003        $  432,280              $216,382            $254,244
 5/31/2003        $  470,147              $235,250            $275,880
 6/30/2003        $  479,785              $242,120            $285,260
 7/31/2003        $  495,618              $248,754            $294,788
 8/31/2003        $  523,868              $258,903            $308,495
 9/30/2003        $  533,036              $272,107            $322,840
10/31/2003        $  590,178              $291,835            $346,085
11/30/2003        $  598,204              $296,037            $351,830
12/31/2003        $  633,079              $313,177            $373,115
 1/31/2004        $  655,111              $323,387            $386,025
 2/29/2004        $  669,130              $333,962            $398,224
 3/31/2004        $  675,554              $342,378            $408,259
 4/30/2004        $  656,706              $332,175            $396,501
 5/31/2004        $  655,130              $334,666            $397,889
 6/30/2004        $  680,811              $344,070            $411,815
 7/31/2004        $  648,676              $328,828            $395,754
 8/30/2004        $  648,936              $330,834            $398,603
 9/30/2004        $  673,271              $342,214            $412,116
10/31/2004        $  689,362              $352,686            $425,098
11/30/2004        $  746,234              $377,797            $458,383
12/31/2004        $  778,024              $395,252            $480,340
 1/31/2005        $  780,592              $398,690            $486,152
 2/28/2005        $  825,007              $416,273            $509,049
 3/31/2005        $  805,867              $406,990            $498,359
 4/30/2005        $  778,951              $394,861            $482,511
 5/31/2005        $  787,675              $396,836            $485,503
 6/30/2005        $  805,162              $405,765            $495,456
 7/31/2005        $  830,685              $420,818            $513,986
 8/31/2005        $  848,877              $434,032            $529,406
 9/30/2005        $  902,781              $449,180            $550,052
10/31/2005        $  861,524              $432,695            $531,681
11/30/2005        $  912,095              $450,435            $551,991
12/31/2005        $  997,376              $479,984            $586,545
 1/31/2006        $1,071,082              $516,703            $630,712
 2/28/2006        $1,082,007              $512,879            $630,271
 3/31/2006        $1,155,476              $535,959            $657,625
 4/30/2006        $1,235,666              $564,633            $691,689
 5/31/2006        $1,162,885              $538,547            $660,909
 6/30/2006        $1,116,835              $530,522            $651,194
 7/31/2006        $1,100,864              $524,793            $646,701
 8/31/2006        $1,122,441              $541,848            $668,171
 9/30/2006        $1,126,370              $545,262            $673,650
10/31/2006        $1,165,567              $567,727            $702,011
11/30/2006        $1,222,097              $592,593            $733,461
12/31/2006        $1,289,313              $613,275            $759,132
 1/31/2007        $1,292,407              $618,426            $767,786
 2/28/2007        $1,314,378              $627,455            $779,533
 3/31/2007        $1,371,816              $651,926            $809,779


Annualized Total Returns As of 3/31/07

                                                                        SINCE
                                                  1 YEAR   5 YEARS   INCEPTION
------------------------------------------------------------------------------
International Growth Opportunities Fund Class I   18.71%    21.31%     20.20%
------------------------------------------------------------------------------
Citigroup World EMI xUS Index                     23.14%    23.88%     13.55%
------------------------------------------------------------------------------
Citigroup World EMI xUS Growth Index              21.64%    21.17%     10.92%
------------------------------------------------------------------------------

                                       36


                                     [CHART]


             INTERNATIONAL GROWTH
              OPPORTUNITIES FUND    CITIGROUP WORLD EMI   CITIGROUP WORLD
                CLASS II SHARES       xUS GROWTH INDEX        EMI xUS
             --------------------   -------------------   ---------------
12/31/1997        $  250,000               $250,000           $250,000
 1/31/1998        $  255,925               $260,950           $260,425
 2/28/1998        $  282,388               $279,295           $279,853
 3/31/1998        $  312,914               $292,170           $293,006
 4/30/1998        $  329,717               $294,595           $295,233
 5/31/1998        $  337,861               $300,752           $300,724
 6/30/1998        $  338,706               $293,414           $291,943
 7/31/1998        $  345,785               $292,622           $289,928
 8/31/1998        $  291,151               $255,547           $254,354
 9/30/1998        $  287,162               $247,982           $247,716
10/31/1998        $  298,562               $264,572           $265,229
11/30/1998        $  319,342               $274,626           $273,743
12/31/1998        $  340,834               $282,892           $280,367
 1/31/1999        $  367,760               $284,844           $279,498
 2/28/1999        $  360,773               $279,034           $274,076
 3/31/1999        $  369,179               $289,274           $284,381
 4/30/1999        $  391,219               $303,015           $299,795
 5/31/1999        $  376,000               $295,136           $291,940
 6/30/1999        $  417,586               $306,174           $301,895
 7/31/1999        $  453,582               $318,023           $313,186
 8/31/1999        $  483,110               $324,829           $318,041
 9/30/1999        $  497,458               $325,771           $317,277
10/31/1999        $  531,385               $325,966           $314,105
11/30/1999        $  653,072               $350,121           $324,815
12/31/1999        $  777,547               $383,347           $346,253
 1/31/2000        $  801,962               $376,485           $337,701
 2/29/2000        $1,013,680               $408,712           $351,851
 3/31/2000        $  900,047               $400,293           $353,293
 4/30/2000        $  807,882               $371,992           $331,707
 5/31/2000        $  756,016               $357,782           $325,968
 6/30/2000        $  815,288               $378,891           $347,091
 7/31/2000        $  792,215               $365,630           $335,186
 8/31/2000        $  830,717               $380,986           $345,510
 9/30/2000        $  779,046               $357,784           $328,822
10/31/2000        $  718,904               $328,983           $310,671
11/30/2000        $  649,601               $300,394           $297,902
12/31/2000        $  683,121               $310,427           $310,533
 1/31/2001        $  669,322               $314,090           $313,576
 2/28/2001        $  626,820               $290,533           $301,253
 3/31/2001        $  559,750               $262,933           $277,424
 4/30/2001        $  593,727               $283,100           $297,232
 5/31/2001        $  589,571               $280,297           $296,518
 6/30/2001        $  560,210               $264,460           $285,873
 7/31/2001        $  546,205               $254,860           $278,383
 8/31/2001        $  525,067               $249,891           $277,465
 9/30/2001        $  471,090               $217,255           $241,838
10/31/2001        $  488,520               $230,029           $251,802
11/30/2001        $  497,949               $239,599           $261,371
12/31/2001        $  504,820               $239,934           $261,789
 1/31/2002        $  491,291               $232,160           $255,820
 2/28/2002        $  494,976               $233,275           $260,604
 3/31/2002        $  521,606               $249,441           $277,543
 4/30/2002        $  524,109               $250,937           $283,149
 5/31/2002        $  534,434               $257,788           $293,711
 6/30/2002        $  509,423               $245,414           $283,108
 7/31/2002        $  466,478               $222,762           $258,364
 8/31/2002        $  461,441               $220,713           $256,582
 9/30/2002        $  418,988               $200,209           $233,233
10/31/2002        $  420,371               $205,194           $237,571
11/30/2002        $  432,772               $213,340           $246,171
12/31/2002        $  427,016               $208,561           $242,724
 1/31/2003        $  411,643               $202,576           $237,239
 2/28/2003        $  404,975               $198,747           $233,396
 3/31/2003        $  399,224               $197,177           $231,552
 4/30/2003        $  432,280               $216,382           $254,244
 5/31/2003        $  470,147               $235,250           $275,880
 6/30/2003        $  479,785               $242,120           $285,260
 7/31/2003        $  495,618               $248,754           $294,788
 8/31/2003        $  524,067               $258,903           $308,495
 9/30/2003        $  533,238               $272,107           $322,840
10/31/2003        $  590,614               $291,835           $346,085
11/30/2003        $  598,647               $296,037           $351,830
12/31/2003        $  633,787               $313,177           $373,115
 1/31/2004        $  655,843               $323,387           $386,025
 2/29/2004        $  670,075               $333,962           $398,224
 3/31/2004        $  676,508               $342,378           $408,259
 4/30/2004        $  657,430               $332,175           $396,501
 5/31/2004        $  656,049               $334,666           $397,889
 6/30/2004        $  681,963               $344,070           $411,815
 7/31/2004        $  649,843               $328,828           $395,754
 8/30/2004        $  650,103               $330,834           $398,603
 9/30/2004        $  674,417               $342,214           $412,116
10/31/2004        $  690,940               $352,686           $425,098
11/30/2004        $  747,942               $377,797           $458,383
12/31/2004        $  779,805               $395,252           $480,340
 1/31/2005        $  782,378               $398,690           $486,152
 2/28/2005        $  827,130               $416,273           $509,049
 3/31/2005        $  808,023               $406,990           $498,359
 4/30/2005        $  780,793               $394,861           $482,511
 5/31/2005        $  789,772               $396,836           $485,503
 6/30/2005        $  807,305               $405,765           $495,456
 7/31/2005        $  832,897               $420,818           $513,986
 8/31/2005        $  851,387               $434,032           $529,406
 9/30/2005        $  905,620               $449,180           $550,052
10/31/2005        $  864,324               $432,695           $531,681
11/30/2005        $  915,060               $450,435           $551,991
12/31/2005        $1,000,801               $479,984           $586,545
 1/31/2006        $1,074,760               $516,703           $630,712
 2/28/2006        $1,085,615               $512,879           $630,271
 3/31/2006        $1,159,546               $535,959           $657,625
 4/30/2006        $1,240,250               $564,633           $691,689
 5/31/2006        $1,167,447               $538,547           $660,909
 6/30/2006        $1,121,333               $530,522           $651,194
 7/31/2006        $1,105,298               $524,793           $646,701
 8/31/2006        $1,126,851               $541,848           $668,171
 9/30/2006        $1,131,021               $545,262           $673,650
10/31/2006        $1,170,607               $567,727           $702,011
11/30/2006        $1,227,381               $592,593           $733,461
12/31/2006        $1,295,132               $613,275           $759,132
 1/31/2007        $1,298,241               $618,426           $767,786
 2/28/2007        $1,320,441               $627,455           $779,533
 3/31/2007        $1,378,540               $651,926           $809,779


Annualized Total Returns As of 3/31/07

                                                                         SINCE
                                                   1 YEAR   5 YEARS   INCEPTION
-------------------------------------------------------------------------------
International Growth Opportunities Fund Class II   18.90%    21.46%     20.27%
-------------------------------------------------------------------------------
Citigroup World EMI xUS Index                      23.14%    23.88%     13.55%
-------------------------------------------------------------------------------
Citigroup World EMI xUS Growth Index               21.64%    21.17%     10.92%
-------------------------------------------------------------------------------

                                     [CHART]


             INTERNATIONAL GROWTH
              OPPORTUNITIES FUND    CITIGROUP WORLD EMI   CITIGROUP WORLD
               CLASS III SHARES       xUS GROWTH INDEX        EMI xUS
             --------------------   -------------------   ---------------
12/31/1997        $  250,000              $250,000            $250,000
 1/31/1998        $  255,925              $260,950            $260,425
 2/28/1998        $  282,388              $279,295            $279,853
 3/31/1998        $  312,914              $292,170            $293,006
 4/30/1998        $  329,717              $294,595            $295,233
 5/31/1998        $  337,861              $300,752            $300,724
 6/30/1998        $  338,706              $293,414            $291,943
 7/31/1998        $  345,785              $292,622            $289,928
 8/31/1998        $  291,151              $255,547            $254,354
 9/30/1998        $  287,162              $247,982            $247,716
10/31/1998        $  298,562              $264,572            $265,229
11/30/1998        $  319,342              $274,626            $273,743
12/31/1998        $  340,834              $282,892            $280,367
 1/31/1999        $  367,760              $284,844            $279,498
 2/28/1999        $  360,773              $279,034            $274,076
 3/31/1999        $  369,179              $289,274            $284,381
 4/30/1999        $  391,219              $303,015            $299,795
 5/31/1999        $  376,000              $295,136            $291,940
 6/30/1999        $  417,586              $306,174            $301,895
 7/31/1999        $  453,582              $318,023            $313,186
 8/31/1999        $  483,110              $324,829            $318,041
 9/30/1999        $  497,458              $325,771            $317,277
10/31/1999        $  531,385              $325,966            $314,105
11/30/1999        $  653,072              $350,121            $324,815
12/31/1999        $  777,547              $383,347            $346,253
 1/31/2000        $  801,962              $376,485            $337,701
 2/29/2000        $1,013,680              $408,712            $351,851
 3/31/2000        $  900,047              $400,293            $353,293
 4/30/2000        $  807,882              $371,992            $331,707
 5/31/2000        $  756,016              $357,782            $325,968
 6/30/2000        $  815,288              $378,891            $347,091
 7/31/2000        $  792,215              $365,630            $335,186
 8/31/2000        $  830,717              $380,986            $345,510
 9/30/2000        $  779,046              $357,784            $328,822
10/31/2000        $  718,904              $328,983            $310,671
11/30/2000        $  649,601              $300,394            $297,902
12/31/2000        $  683,121              $310,427            $310,533
 1/31/2001        $  669,322              $314,090            $313,576
 2/28/2001        $  626,820              $290,533            $301,253
 3/31/2001        $  559,750              $262,933            $277,424
 4/30/2001        $  593,727              $283,100            $297,232
 5/31/2001        $  589,571              $280,297            $296,518
 6/30/2001        $  560,210              $264,460            $285,873
 7/31/2001        $  546,205              $254,860            $278,383
 8/31/2001        $  525,067              $249,891            $277,465
 9/30/2001        $  471,090              $217,255            $241,838
10/31/2001        $  488,520              $230,029            $251,802
11/30/2001        $  497,949              $239,599            $261,371
12/31/2001        $  504,820              $239,934            $261,789
 1/31/2002        $  491,291              $232,160            $255,820
 2/28/2002        $  494,976              $233,275            $260,604
 3/31/2002        $  521,606              $249,441            $277,543
 4/30/2002        $  524,109              $250,937            $283,149
 5/31/2002        $  534,434              $257,788            $293,711
 6/30/2002        $  509,423              $245,414            $283,108
 7/31/2002        $  466,478              $222,762            $258,364
 8/31/2002        $  461,441              $220,713            $256,582
 9/30/2002        $  418,988              $200,209            $233,233
10/31/2002        $  420,371              $205,194            $237,571
11/30/2002        $  432,772              $213,340            $246,171
12/31/2002        $  427,016              $208,561            $242,724
 1/31/2003        $  411,643              $202,576            $237,239
 2/28/2003        $  404,975              $198,747            $233,396
 3/31/2003        $  399,224              $197,177            $231,552
 4/30/2003        $  432,280              $216,382            $254,244
 5/31/2003        $  470,147              $235,250            $275,880
 6/30/2003        $  479,785              $242,120            $285,260
 7/31/2003        $  495,618              $248,754            $294,788
 8/31/2003        $  523,868              $258,903            $308,495
 9/30/2003        $  533,036              $272,107            $322,840
10/31/2003        $  590,178              $291,835            $346,085
11/30/2003        $  598,204              $296,037            $351,830
12/31/2003        $  633,079              $313,177            $373,115
 1/31/2004        $  655,111              $323,387            $386,025
 2/29/2004        $  669,130              $333,962            $398,224
 3/31/2004        $  675,554              $342,378            $408,259
 4/30/2004        $  656,706              $332,175            $396,501
 5/31/2004        $  655,130              $334,666            $397,889
 6/30/2004        $  680,811              $344,070            $411,815
 7/31/2004        $  648,676              $328,828            $395,754
 8/30/2004        $  648,936              $330,834            $398,603
 9/30/2004        $  673,271              $342,214            $412,116
10/31/2004        $  689,362              $352,686            $425,098
11/30/2004        $  746,234              $377,797            $458,383
12/31/2004        $  778,024              $395,252            $480,340
 1/31/2005        $  780,592              $398,690            $486,152
 2/28/2005        $  825,007              $416,273            $509,049
 3/31/2005        $  805,867              $406,990            $498,359
 4/30/2005        $  778,951              $394,861            $482,511
 5/31/2005        $  787,675              $396,836            $485,503
 6/30/2005        $  805,162              $405,765            $495,456
 7/31/2005        $  830,685              $420,818            $513,986
 8/31/2005        $  848,877              $434,032            $529,406
 9/30/2005        $  902,781              $449,180            $550,052
10/31/2005        $  861,614              $432,695            $531,681
11/30/2005        $  912,191              $450,435            $551,991
12/31/2005        $  997,754              $479,984            $586,545
 1/31/2006        $1,071,688              $516,703            $630,712
 2/28/2006        $1,082,619              $512,879            $630,271
 3/31/2006        $1,156,129              $535,959            $657,625
 4/30/2006        $1,236,827              $564,633            $691,689
 5/31/2006        $1,164,225              $538,547            $660,909
 6/30/2006        $1,118,355              $530,522            $651,194
 7/31/2006        $1,102,362              $524,793            $646,701
 8/31/2006        $1,124,189              $541,848            $668,171
 9/30/2006        $1,128,349              $545,262            $673,650
10/31/2006        $1,167,954              $567,727            $702,011
11/30/2006        $1,224,599              $592,593            $733,461
12/31/2006        $1,292,320              $613,275            $759,132
 1/31/2007        $1,295,680              $618,426            $767,786
 2/28/2007        $1,317,965              $627,455            $779,533
 3/31/2007        $1,375,824              $651,926            $809,779


Annualized Total Returns As of 3/31/07

                                                                          SINCE
                                                    1 YEAR   5 YEARS   INCEPTION
--------------------------------------------------------------------------------
International Growth Opportunities Fund Class III   19.00%    21.41%     20.25%
--------------------------------------------------------------------------------
Citigroup World EMI xUS Index                       23.14%    23.88%     13.55%
--------------------------------------------------------------------------------
Citigroup World EMI xUS Growth Index                21.64%    21.17%     10.92%
--------------------------------------------------------------------------------

                                     [CHART]


             INTERNATIONAL GROWTH
              OPPORTUNITIES FUND    CITIGROUP WORLD EMI   CITIGROUP WORLD
                CLASS IV SHARES       xUS GROWTH INDEX        EMI xUS
             --------------------   -------------------   ---------------
12/31/1997        $  250,000              $250,000            $250,000
 1/31/1998        $  255,925              $260,950            $260,425
 2/28/1998        $  282,388              $279,295            $279,853
 3/31/1998        $  312,914              $292,170            $293,006
 4/30/1998        $  329,717              $294,595            $295,233
 5/31/1998        $  337,861              $300,752            $300,724
 6/30/1998        $  338,706              $293,414            $291,943
 7/31/1998        $  345,785              $292,622            $289,928
 8/31/1998        $  291,151              $255,547            $254,354
 9/30/1998        $  287,162              $247,982            $247,716
10/31/1998        $  298,562              $264,572            $265,229
11/30/1998        $  319,342              $274,626            $273,743
12/31/1998        $  340,834              $282,892            $280,367
 1/31/1999        $  367,760              $284,844            $279,498
 2/28/1999        $  360,773              $279,034            $274,076
 3/31/1999        $  369,179              $289,274            $284,381
 4/30/1999        $  391,219              $303,015            $299,795
 5/31/1999        $  376,000              $295,136            $291,940
 6/30/1999        $  417,586              $306,174            $301,895
 7/31/1999        $  453,582              $318,023            $313,186
 8/31/1999        $  483,110              $324,829            $318,041
 9/30/1999        $  497,458              $325,771            $317,277
10/31/1999        $  531,385              $325,966            $314,105
11/30/1999        $  653,072              $350,121            $324,815
12/31/1999        $  777,547              $383,347            $346,253
 1/31/2000        $  801,962              $376,485            $337,701
 2/29/2000        $1,013,680              $408,712            $351,851
 3/31/2000        $  900,047              $400,293            $353,293
 4/30/2000        $  807,882              $371,992            $331,707
 5/31/2000        $  756,016              $357,782            $325,968
 6/30/2000        $  815,288              $378,891            $347,091
 7/31/2000        $  792,215              $365,630            $335,186
 8/31/2000        $  830,717              $380,986            $345,510
 9/30/2000        $  779,046              $357,784            $328,822
10/31/2000        $  718,904              $328,983            $310,671
11/30/2000        $  649,601              $300,394            $297,902
12/31/2000        $  683,121              $310,427            $310,533
 1/31/2001        $  669,322              $314,090            $313,576
 2/28/2001        $  626,820              $290,533            $301,253
 3/31/2001        $  559,750              $262,933            $277,424
 4/30/2001        $  593,727              $283,100            $297,232
 5/31/2001        $  589,571              $280,297            $296,518
 6/30/2001        $  560,210              $264,460            $285,873
 7/31/2001        $  546,205              $254,860            $278,383
 8/31/2001        $  525,067              $249,891            $277,465
 9/30/2001        $  471,090              $217,255            $241,838
10/31/2001        $  488,520              $230,029            $251,802
11/30/2001        $  497,949              $239,599            $261,371
12/31/2001        $  504,820              $239,934            $261,789
 1/31/2002        $  491,291              $232,160            $255,820
 2/28/2002        $  494,976              $233,275            $260,604
 3/31/2002        $  521,606              $249,441            $277,543
 4/30/2002        $  524,109              $250,937            $283,149
 5/31/2002        $  534,434              $257,788            $293,711
 6/30/2002        $  509,423              $245,414            $283,108
 7/31/2002        $  466,478              $222,762            $258,364
 8/31/2002        $  461,441              $220,713            $256,582
 9/30/2002        $  418,988              $200,209            $233,233
10/31/2002        $  420,371              $205,194            $237,571
11/30/2002        $  432,772              $213,340            $246,171
12/31/2002        $  427,016              $208,561            $242,724
 1/31/2003        $  411,643              $202,576            $237,239
 2/28/2003        $  404,975              $198,747            $233,396
 3/31/2003        $  399,224              $197,177            $231,552
 4/30/2003        $  432,280              $216,382            $254,244
 5/31/2003        $  470,147              $235,250            $275,880
 6/30/2003        $  479,785              $242,120            $285,260
 7/31/2003        $  495,618              $248,754            $294,788
 8/31/2003        $  523,868              $258,903            $308,495
 9/30/2003        $  533,036              $272,107            $322,840
10/31/2003        $  590,178              $291,835            $346,085
11/30/2003        $  598,204              $296,037            $351,830
12/31/2003        $  633,079              $313,177            $373,115
 1/31/2004        $  655,111              $323,387            $386,025
 2/29/2004        $  669,130              $333,962            $398,224
 3/31/2004        $  675,554              $342,378            $408,259
 4/30/2004        $  656,706              $332,175            $396,501
 5/31/2004        $  655,130              $334,666            $397,889
 6/30/2004        $  680,811              $344,070            $411,815
 7/31/2004        $  648,676              $328,828            $395,754
 8/30/2004        $  648,936              $330,834            $398,603
 9/30/2004        $  673,271              $342,214            $412,116
10/31/2004        $  689,362              $352,686            $425,098
11/30/2004        $  746,234              $377,797            $458,383
12/31/2004        $  778,024              $395,252            $480,340
 1/31/2005        $  780,592              $398,690            $486,152
 2/28/2005        $  825,007              $416,273            $509,049
 3/31/2005        $  805,867              $406,990            $498,359
 4/30/2005        $  778,951              $394,861            $482,511
 5/31/2005        $  787,675              $396,836            $485,503
 6/30/2005        $  805,162              $405,765            $495,456
 7/31/2005        $  830,685              $420,818            $513,986
 8/31/2005        $  848,877              $434,032            $529,406
 9/30/2005        $  903,121              $449,180            $550,052
10/31/2005        $  861,938              $432,695            $531,681
11/30/2005        $  912,706              $450,435            $551,991
12/31/2005        $  998,227              $479,984            $586,545
 1/31/2006        $1,072,196              $516,703            $630,712
 2/28/2006        $1,083,132              $512,879            $630,271
 3/31/2006        $1,156,893              $535,959            $657,625
 4/30/2006        $1,237,529              $564,633            $691,689
 5/31/2006        $1,165,010              $538,547            $660,909
 6/30/2006        $1,119,108              $530,522            $651,194
 7/31/2006        $1,103,329              $524,793            $646,701
 8/31/2006        $1,124,844              $541,848            $668,171
 9/30/2006        $1,129,006              $545,262            $673,650
10/31/2006        $1,168,634              $567,727            $702,011
11/30/2006        $1,225,429              $592,593            $733,461
12/31/2006        $1,293,196              $613,275            $759,132
 1/31/2007        $1,296,558              $618,426            $767,786
 2/28/2007        $1,318,988              $627,455            $779,533
 3/31/2007        $1,376,892              $651,926            $809,779


Annualized Total Returns As of 3/31/07

                                                                         SINCE
                                                   1 YEAR   5 YEARS   INCEPTION
-------------------------------------------------------------------------------
International Growth Opportunities Fund Class IV   19.05%    21.43%     20.26%
-------------------------------------------------------------------------------
Citigroup World EMI xUS Index                      23.14%    23.88%     13.55%
-------------------------------------------------------------------------------
Citigroup World EMI xUS Growth Index               21.64%    21.17%     10.92%
-------------------------------------------------------------------------------

THE GRAPHS ABOVE SHOW THE VALUE OF A HYPOTHETICAL $250,000 INVESTMENT IN THE
FUND'S CLASS I THROUGH IV SHARES COMPARED WITH THE CITIGROUP WORLD EX-U.S.
EXTENDED MARKET INDEX ("EMI") AND THE CITIGROUP WORLD EMI XUS GROWTH INDEX INDEX
FOR THE PERIODS INDICATED. THE FUND'S CLASS I THROUGH IV SHARES CALCULATE THEIR
PERFORMANCE BASED UPON THE HISTORICAL PERFORMANCE OF THEIR CORRESPONDING SERIES
OF NICHOLAS-APPLEGATE MUTUAL FUNDS (RENAMED ING MUTUAL FUNDS), ADJUSTED TO
REFLECT ALL FEES AND EXPENSES APPLICABLE TO THE FUND'S CLASS I THROUGH IV
SHARES. THE NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS' CLASS I SHARES WERE FIRST
AVAILABLE ON MAY 7, 1999, CLASS II SHARES COMMENCED OPERATIONS ON JUNE 5, 2003,
CLASS III SHARES ON SEPTEMBER 30, 2005, AND CLASS IV SHARES ON AUGUST 31, 2005.
THE HISTORICAL PERFORMANCE OF CLASS II, III, AND IV SHARES INCLUDES THE
PERFORMANCE OF CLASS I SHARES FOR PERIODS PRIOR TO THE INCEPTION OF THE RELEVANT
CLASS. AVERAGE ANNUAL TOTAL RETURN FIGURES INCLUDE CHANGES IN PRINCIPAL VALUE,
REINVESTED DIVIDENDS, AND CAPITAL GAIN DISTRIBUTIONS. THE TOTAL RETURNS SHOWN
ABOVE DO NOT SHOW THE EFFECTS OF INCOME TAXES ON AN INDIVIDUAL'S INVESTMENT. IN
MOST CASES, TAXES MAY REDUCE YOUR ACTUAL INVESTMENT RETURNS ON INCOME OR GAINS
PAID BY THE FUND OR ANY GAINS YOU MAY REALIZE IF YOU SELL YOUR SHARES. PAST
PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS.

THE CITIGROUP WORLD X-U.S. EXTENDED MARKET INDEX ("EMI") IS A WORLD MARKET
CAPITALIZATION WEIGHTED INDEX MEASURING CAPITAL APPRECIATION EXCLUDING THE U.S.
THE EMI INDEX IS COMPRISED OF COMPANIES IN THE BOTTOM 20% OF ANY GIVEN COUNTRY'S
AVAILABLE MARKET CAPITALIZATION. MAJOR CORPORATE EVENTS SUCH AS EXTRAORDINARY
DIVIDENDS, SPIN-OFFS, SCRIP ISSUES IN OTHER SECURITIES, AND SHARES REPURCHASED
VIA TENDER OFFERS ARE ACCOUNTED FOR IN THE CALCULATION. THE CITIGROUP WORLD EMI
XUS GROWTH INDEX COVERS ONLY THOSE COMPANIES IN EACH COUNTRY THAT EXHIBIT GROWTH
CHARACTERISTICS RELATIVE TO OTHER COMPANIES IN THE SAME COUNTRY ACCORDING TO A
MULTIVARIABLE FORMULA. THE INDEXES ARE UNMANAGED AND DO NOT INCLUDE
NON-EXTRAORDINARY DIVIDENDS. THE UNMANAGED INDEXES DIFFER FROM THE FUND IN
COMPOSITION, DO NOT PAY MANAGEMENT FEES OR EXPENSES, AND INCLUDE REINVESTED
DIVIDENDS. ONE CAN NOT INVEST DIRECTLY IN AN INDEX.

SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE
WILL FLUCTUATE WITH MARKET CONDITIONS, CURRENCY VOLATILITY AND THE SOCIAL,
ECONOMIC AND POLITICAL CLIMATES OF COUNTRIES WHERE THE FUND INVESTS. YOU MAY
HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

                                       37


SCHEDULE OF INVESTMENTS
As of March 31, 2007

                                                          NUMBER
                                                        OF SHARES        VALUE
--------------------------------------------------------------------------------
COMMON STOCK - 98.9%
AUSTRALIA - 2.3%
   Incitec Pivot, Ltd.                                     64,004   $  2,559,428
   Paladin Resources, Ltd.*                               394,622      3,101,879
                                                                    ------------
                                                                       5,661,307
                                                                    ------------
BELGIUM - 2.4%
   EVS Broadcast Equipment SA                              37,067      2,354,588
   Umicore##                                               20,835      3,691,463
                                                                    ------------
                                                                       6,046,051
                                                                    ------------
CANADA - 3.1%
   AUR Resources, Inc.                                     60,300      1,270,134
   Gildan Activewear, Inc. Cl. A*                          70,800      4,173,189
   HudBay Minerals, Inc.*                                  66,000      1,163,646
   Inmet Mining Corp.                                      22,900      1,260,478
                                                                    ------------
                                                                       7,867,447
                                                                    ------------
DENMARK - 1.1%
   Carlsberg AS Cl. B##                                    25,050      2,716,405
                                                                    ------------
FINLAND - 1.4%
   Outokumpu Technology                                    92,389      3,428,783
                                                                    ------------
FRANCE - 5.5%
   Compagnie Generale de Geophysique-Veritas*              16,299      3,406,337
   Neopost SA                                              18,449      2,627,747
   Nexans SA                                               49,274      6,493,517
   Teleperformance##                                       28,987      1,262,150
                                                                    ------------
                                                                      13,789,751
                                                                    ------------
GERMANY - 12.1%
   Aareal Bank AG##                                        36,600      1,763,667
   Balda AG                                               236,212      3,285,831
   Bauer AG*                                               66,599      4,166,703
   Ersol Solar Energy AG*                                  16,048      1,178,558
   IKB Deutsche Industriebank AG##                         30,622      1,216,760
   IVG Immobilien AG##                                     77,245      3,686,265
   Morphosys AG*                                           32,752      2,370,850
   QSC AG*,##                                             320,117      2,514,130
   SGL Carbon AG*                                         102,492      3,354,868
   Stada Arzneimittel AG                                   92,065      5,570,003
   Sunways AG*,##                                         112,316      1,405,389
                                                                    ------------
                                                                      30,513,024
                                                                    ------------
GREECE - 1.0%
   Jumbo SA                                                85,306      2,632,207
                                                                    ------------
HONG KONG - 1.0%
   Melco International Development                      1,372,000      2,468,608
                                                                    ------------
INDONESIA - 2.2%
   Bakrie and Brothers Tbk PT*                         85,802,000      1,758,353
   Ciputra Surya Tbk PT                                12,305,500      1,254,150
   United Tractors Tbk PT                               3,183,500      2,581,688
                                                                    ------------
                                                                       5,594,191
                                                                    ------------
IRELAND - 2.4%
   Kingspan Group PLC                                     232,027      6,130,925
                                                                    ------------
ITALY - 5.1%
   Azimut Holding SpA##                                   207,852      3,057,338
   Buzzi Unicem SpA                                        57,248      1,734,441
   Digital Multimedia Technologies SpA*                    57,263      5,508,065
   Mariella Burani SpA                                     84,649      2,547,706
                                                                    ------------
                                                                      12,847,550
                                                                    ------------
JAPAN - 19.5%
   Haseko Corp.*                                          915,100      3,332,568
   Inui Steamship Co., Ltd.                               390,100      2,738,877
   Japan General Estate Co, Ltd.                           77,800      1,996,477
   Japan Steel Works, Ltd.                                499,000      5,988,423
   Joint Corp.                                             60,400      2,291,696
   KK DaVinci Advisors*                                     2,300      2,454,372
   Mitsumi Electric Co, Ltd.                              110,100      3,636,587
   Monex Beans Holdings, Inc.                               2,566      2,368,783
   Osaka Securities Exchange Co, Ltd.                         434      2,495,753
   Parco Co, Ltd.                                         165,500      2,102,477
   Sumco Techxiv Corp.                                     76,400      3,215,820
   Taiheiyo Cement Corp.                                  465,500      2,053,995
   Takeuchi Manufacturing Co, Ltd.                         47,700      1,983,544
   Toho Titanium Co, Ltd.                                  51,700      2,526,437
   Tokuyama Corp.                                         240,800      4,201,126
   Tokyu Land Corp.##                                     306,400      3,485,032
   Toyota Boshoku Corp.                                   101,300      2,393,623
                                                                    ------------
                                                                      49,265,590
                                                                    ------------
MEXICO - 2.1%
   Consorcio ARA SAB de CV                              1,490,400      2,577,053
   Grupo Famsa SA*                                        478,900      2,675,560
                                                                    ------------
                                                                       5,252,613
                                                                    ------------
NETHERLANDS - 3.6%
   SBM Offshore NV##                                       71,457      2,567,288
   Unit 4 Agresso NV*                                     101,470      2,535,297
   USG People NV##                                         96,221      3,955,252
                                                                    ------------
                                                                       9,057,837
                                                                    ------------
NORWAY - 1.8%
   Aker Yards AS                                          144,700      2,489,065
   Golden Ocean Group, Ltd.##                           1,007,000      2,020,896
                                                                    ------------
                                                                       4,509,961
                                                                    ------------
REPUBLIC OF CHINA - 3.4%
   China Hongxing Sports, Ltd.                          1,938,000      4,492,729
   Harbin Power Equipment##                             2,482,000      2,798,275
   Parkson Retail Group, Ltd.##                           197,500      1,288,991
                                                                    ------------
                                                                       8,579,995
                                                                    ------------
SINGAPORE - 2.7%
   Ho Bee Investment, Ltd.                              1,349,000      2,007,864
   Midas Holdings, Ltd.                                   846,000        936,038
   Straits Asia Resources, Ltd.                         3,585,000      2,455,479
   UOL Group, Ltd.                                        440,000      1,477,871
                                                                    ------------
                                                                       6,877,252
                                                                    ------------
SOUTH AFRICA - 1.0%
   Aquarius Platinum, Ltd.                                 76,512      2,455,093
                                                                    ------------
SPAIN - 2.8%
   Grifols SA*                                            447,289      7,156,813
                                                                    ------------
SWEDEN - 7.9%
   Alfa Laval AB                                           82,100      4,236,000
   Lindab International AB                                166,800      3,696,840
   Meda AB Cl. A                                           64,800      1,985,719
   Modern Times Group AB Cl. B                             33,500      1,950,478
   Nobia AB##                                              60,750      2,476,376
   Rezidor Hotel Group AB                                 283,400      2,261,997
   SSAB Svenskt Stal AB Cl. A##                           105,100      3,228,154
                                                                    ------------
                                                                      19,835,564
                                                                    ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       38


                                                          NUMBER
                                                        OF SHARES        VALUE
--------------------------------------------------------------------------------
SWITZERLAND - 3.5%
   Forbo Holding AG*,##                                     3,266   $  1,439,309
   Panalpina Welttransport Holding AG                      11,869      1,976,546
   Phonak Holding AG                                       70,385      5,361,898
                                                                    ------------
                                                                       8,777,753
                                                                    ------------
UNITED KINGDOM - 11.0%
   Aberdeen Asset Management PLC                        1,062,032      4,530,561
   ARM Holdings PLC                                       486,172      1,277,762
   Big Yellow Group PLC                                   241,690      3,168,949
   BlueBay Asset Management*                              160,941      1,294,213
   Charter PLC                                            133,878      2,330,412
   Henderson Group PLC                                    930,632      2,674,057
   Homeserve PLC                                           74,626      2,609,736
   Michael Page International PLC                         350,596      3,682,320
   Raymarine PLC                                          277,883      2,503,031
   RPS Group PLC                                          577,606      3,684,717
                                                                    ------------
                                                                      27,755,758
--------------------------------------------------------------------------------
Total Common Stock (Cost: $187,426,648)                              249,220,478
--------------------------------------------------------------------------------

                                                       PRINCIPAL
                                                         AMOUNT
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 13.4%
MONEY MARKET FUNDS - 12.8%
   Boston Global Investment Trust -
      Enhanced Portfolio, 5.290%**                   $32,338,758     32,338,758
                                                                   ------------
TIME DEPOSITS - 0.6%
   Citibank Nassau 4.690%, 04/02/07                    1,558,314      1,558,314
-------------------------------------------------------------------------------
Total Short Term Investments (Cost: $33,897,072)                     33,897,072
-------------------------------------------------------------------------------
Total Investments - 112.3% (Cost: $221,323,720)                     283,117,550
-------------------------------------------------------------------------------
Liabilities in Excess of Other Assets - (12.3%)                     (31,021,504)
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                $252,096,046
-------------------------------------------------------------------------------

*    NON-INCOME PRODUCING SECURITIES.

**   ALL OF THE SECURITY IS PURCHASED WITH CASH COLLATERAL PROCEEDS FROM
     SECURITIES LOANS.

##   ALL OR A PORTION OF THE FUND'S HOLDINGS IN THIS SECURITY WAS ON LOAN AS OF
     03/31/07.

SCHEDULE OF INVESTMENTS BY SECTOR
as of March 31, 2007

                                                                      PERCENT OF
SECTOR                                                                NET ASSETS
--------------------------------------------------------------------------------
Industrial                                                               29.3%
Consumer, Non-cyclical                                                   16.5
Consumer, Cyclical                                                       14.1
Financial                                                                13.2
Basic Materials                                                          11.8
Communications                                                            5.4
Technology                                                                3.8
Energy                                                                    3.8
Diversified                                                               1.0
Short Term Investments                                                   13.4
--------------------------------------------------------------------------------
Total Investments                                                       112.3
Liabilities in excess of other assets                                   (12.3)
--------------------------------------------------------------------------------
Net Assets                                                              100.0%
================================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       39


EMERGING MARKETS FUND

MANAGEMENT TEAM: JOSEPH DEVINE, Portfolio Manager; VINCENT WILLYARD, CFA,
Portfolio Manager; STEPHEN DERKASH, Analyst; BARRY KENDALL, Analyst

CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

GOAL: The Emerging Markets Fund seeks to maximize long-term capital appreciation primarily through investments in countries with emerging securities markets.
These markets have yet to reach a level of maturity associated with the developed foreign stock markets and are, in the opinion of the Investment
Adviser, less sophisticated than more developed markets in terms of participation, analyst coverage, liquidity and regulation.

MARKET OVERVIEW: From August 18 (the inception date of the Fund) through March
31, 2007, emerging market equities delivered impressive increases. Gains were concentrated in the fourth quarter of 2006, a period in which stocks in several markets reached all-time highs, including Mexico and India.

Several factors created a favorable backdrop for stocks in developing countries.
Economic activity was brisk, with the global economy expanding by 5.4% in 2006.
Oil prices started the period above $70 a barrel but fell to $49.90 in January on a surge in crude inventories and mild winter weather in the United States.
And despite spiking up late in the period, market volatility was generally low, whetting investors' appetites for riskier assets.

Among the larger markets, China was the best-performing country. Economic and earnings growth in China remained robust, driven by infrastructure and consumer spending. In 2006, investment in fixed assets rose 24.5%, and retail sales grew
13.7% in nominal terms. Among the smaller markets, the Philippines turned in some of the highest returns. The country's stock market benefited from political stability, improving macroeconomic fundamentals and strong performance at the company level.

PERFORMANCE: The Fund's Class I shares rose 28.65% from the August 18, 2006 inception of the Fund through March 31, 2007. The MSCI Emerging Markets Index gained 20.84% during the same time.

PORTFOLIO SPECIFICS: Outperformance of the index was largely due to stock selection, which was positive in most countries and sectors. Stock selection was particularly strong in China, South Korea and the consumer discretionary and information technology sectors. Two of the Fund's best-performing holdings were
China Hongxing Sports, an athletic shoe manufacturer, and Grupo Famsa, a retailer based in Mexico. China Hongxing Sports continued to benefit from rising
Chinese consumption and a favorable outlook for the shoe industry. Grupo Famsa also benefited from strong domestic demand, as a homebuilding boom in Mexico has fueled sales of furniture, appliances and other household goods that the company sells. A lack of exposure to South Korea-based Samsung Electronics was another source of value added.

Areas of relative weakness included an underweight in telecommunication services. In our view, the sector is still facing intense competition and pricing pressure, and we have identified what we believe to be better opportunities elsewhere.

MARKET OUTLOOK: Over the near term, we remain cautiously optimistic for emerging market equities. After such strong performance, valuations are high in some cases, which may lead to further market volatility. That said, longer-term positives include:

     -    Solid country fundamentals, with the majority of the world's budget and fiscal surpluses in developing nations

     -    Generally positive outlook for earnings growth

We are particularly excited about the growth prospects of many smaller industrial and consumer-oriented companies that are less dependent on global cyclical demand and more dependent on domestic demand. We are actively pursuing these types of opportunities for the Fund.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN EMERGING MARKETS FUND
CLASS I AND II SHARES WITH THE MSCI EM INDEX.

                                     [CHART]


               EMERGING MARKETS
             FUND CLASS I SHARES   MSCI EM INDEX
             -------------------   -------------
 8/18/2006         $250,000           $250,000
 8/31/2006         $252,250           $248,850
 9/30/2006         $250,989           $250,940
10/31/2006         $266,249           $262,860
11/30/2006         $283,236           $282,443
12/31/2006         $298,219           $295,181
 1/31/2007         $301,738           $292,111
 2/28/2007         $304,755           $290,417
 3/31/2007         $321,608           $302,092


Annualized Total Returns As of 3/31/2007

                                   SINCE
                                INCEPTION
-----------------------------------------
Emerging Markets Fund Class I     28.65%
-----------------------------------------
MSCI EM Index                     20.84%
-----------------------------------------

                                       40


                                     [CHART]


                EMERGING MARKETS
              FUND CLASS II SHARES   MSCI EM INDEX
              --------------------   -------------
  8/18/2006         $250,000           $250,000
  8/31/2006         $252,250           $248,850
  9/30/2006         $250,989           $250,940
 10/31/2006         $266,249           $262,860
 11/30/2006         $283,236           $282,443
 12/31/2006         $298,219           $295,181
  1/31/2007         $301,738           $292,111
  2/28/2007         $304,755           $290,417
  3/31/2007         $321,608           $302,092


Annualized Total Returns As of 3/31/2007

                                    SINCE
                                 INCEPTION
------------------------------------------
Emerging Markets Fund Class II     28.63%
------------------------------------------
MSCI EM Index                      20.84%
------------------------------------------

THE GRAPHS ABOVE SHOW THE VALUE OF A HYPOTHETICAL $250,000 INVESTMENT IN THE
FUND'S CLASS I AND II SHARES COMPARED WITH THE MORGAN STANLEY CAPITAL
INTERNATIONAL EMERGING MARKETS INDEX ("MSCI EM") OVER THE PERIODS INDICATED.
AVERAGE ANNUAL TOTAL RETURN FIGURES INCLUDE CHANGES IN PRINCIPAL VALUE,
REINVESTED DIVIDENDS, AND CAPITAL GAIN DISTRIBUTIONS. THE TOTAL RETURNS SHOWN
ABOVE DO NOT SHOW THE EFFECTS OF INCOME TAXES ON AN INDIVIDUAL'S INVESTMENT. IN
MOST CASES, TAXES MAY REDUCE YOUR ACTUAL INVESTMENT RETURNS ON INCOME OR GAINS
PAID BY THE FUND OR ANY GAINS YOU MAY REALIZE IF YOU SELL YOUR SHARES. PAST
PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS.

THE MSCI EM INDEX IS A MARKET CAPITALIZATION WEIGHTED INDEX COMPOSED OF OVER 800
COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EMERGING COUNTRIES IN
EUROPE, LATIN AMERICA, AFRICA, MIDDLE EAST AND ASIA. THE MSCI EM INDEX EXCLUDES
CLOSED MARKETS AND THOSE SHARES IN OTHERWISE FREE MARKETS THAT ARE NOT
PURCHASABLE BY FOREIGNERS. THE MSCI EM GROWTH INDEX IS AN UNMANAGED INDEX
CONSISTING OF THAT 50% OF THE MSCI EM WITH THE HIGHEST PRICE/BOOK VALUE (P/BV)
RATIO. INDEX WEIGHTINGS REPRESENT THE RELATIVE CAPITALIZATIONS OF THE MAJOR
OVERSEAS MARKETS INCLUDED IN THE INDEX ON A U.S. DOLLAR ADJUSTED BASIS.

THE UNMANAGED INDEX DIFFERS FROM THE FUND IN COMPOSITION, DOES NOT PAY
MANAGEMENT FEES OR EXPENSES AND INCLUDES REINVESTED DIVIDENDS. ONE CANNOT INVEST
DIRECTLY IN AN INDEX. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN
AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, CURRENCY VOLATILITY
AND THE SOCIAL, ECONOMIC AND POLITICAL CLIMATES OF COUNTRIES WHERE THE FUND
INVESTS. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

                                       41


SCHEDULE OF INVESTMENTS
As of March 31, 2007

                                                         NUMBER OF
                                                          SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK - 95.8%
ARGENTINA - 0.5%
   Tenaris SA - ADR                                           4,000   $  183,600
                                                                      ----------
BRAZIL - 10.0%
   All America Latina Logistica SA                          114,500    1,397,952
   Cia Vale do Rio Doce - ADR*                                6,400      236,736
   Cyrela Brazil Realty SA*                                  21,400      199,984
   Gerdau SA - ADR                                           17,320      314,012
   Localiza Rent A CAR                                       13,300      409,856
   Lojas Renner SA                                           26,700      348,431
   Petroleo Brasileiro SA - ADR                               4,650      462,721
   Unibanco - Uniao de Bancos Brasileiros SA - GDR*           6,100      533,506
                                                                      ----------
                                                                       3,903,198
                                                                      ----------
EGYPT - 1.1%
   Orascom Construction  Industries - GDR                     2,127      215,890
   Orascom Telecom Holding SAE                                3,008      208,586
                                                                      ----------
                                                                         424,476
                                                                      ----------
HONG KONG - 3.1%
   Foxconn International Holdings, Ltd.*                     47,000      144,352
   Hengan International Group Co, Ltd.                      218,000      638,858
   Hopson Development Holdings, Ltd.                         62,000      155,669
   Shun Tak Holdings, Ltd.                                  216,000      288,028
                                                                      ----------
                                                                       1,226,907
                                                                      ----------
INDIA - 3.9%
   ITC, Ltd. - GDR 144A#                                     96,300      333,198
   Reliance Industries, Ltd. - GDR 144A#                      9,031      567,147
   Satyam Computer Services, Ltd. - ADR                      27,000      612,900
                                                                      ----------
                                                                       1,513,245
                                                                      ----------
INDONESIA - 5.5%
   Bakrie and Brothers Tbk PT*                           17,213,000      352,749
   Bank Niaga Tbk PT                                      4,484,500      363,675
   Ciputra Surya Tbk PT                                   2,474,500      252,196
   Kawasan Industri Jababeka Tbk PT                      19,573,500      471,909
   Perusahaan Perkebunan London
      Sumatra Indonesia Tbk PT                              465,000      315,945
   United Tractors Tbk PT                                   490,500      397,775
                                                                      ----------
                                                                       2,154,249
                                                                      ----------
ISRAEL - 0.9%
   Nice Systems, Ltd. - ADR*                                 10,340      351,767
                                                                      ----------
MALAYSIA - 5.3%
   Bumiputra-Commerce Holdings Berhad                       252,500      726,645
   IOI Corp. Berhad                                          68,000      434,649
   Maxis Communications Berhad                              109,200      375,844
   Samling Global, Ltd.*                                    280,000      101,763
   Steppe Cement, Ltd.*                                      39,927      237,673
   UEM World Berhad                                         158,600      205,503
                                                                      ----------
                                                                       2,082,077
                                                                      ----------
MEXICO - 8.2%
   America Movil SA de CV - ADR                              16,000      764,640
   Cemex SAB de CV - ADR                                      5,100      167,025
   Consorcio ARA SAB de CV                                  268,000      463,399
   Corp. GEO SAB de CV Cl. B*                                68,500      399,373
   Fomento Economico Mexicano SAB de CV - ADR                 1,800      198,702
   Grupo Famsa SA*                                          164,200      917,367
   Industrias Penoles SA de CV                               27,100      315,016
                                                                      ----------
                                                                       3,225,522
                                                                      ----------
PERU - 2.9%
   CrediCorp., Ltd.                                          13,820      673,449
   Southern Copper Corp.                                      6,300      451,458
                                                                      ----------
                                                                       1,124,907
                                                                      ----------
PHILIPPINES - 5.1%
   Aboitiz Equity Ventures, Inc.                          1,109,000      190,771
   Banco de Oro Universal Bank                              314,000      390,466
   Bank of the Philippine Islands                           291,700      395,987
   Filinvest Land, Inc.*                                  6,064,900      211,172
   Megaworld Corp.                                        5,996,000      416,303
   Robinsons Land Corp.                                     928,500      375,249
                                                                      ----------
                                                                       1,979,948
                                                                      ----------
POLAND - 1.2%
   Globe Trade Centre SA*                                    27,666      491,361
                                                                      ----------
REPUBLIC OF CHINA - 15.6%
   AAC Acoustic Technology  Holdings, Inc.*                  98,000       92,930
   Celestial Nutrifoods, Ltd.                               380,000      392,914
   Century Sunshine Ecological Technology
      Holdings, Ltd.                                      1,565,000      374,515
   China Communications Construction Co., Ltd.*             773,000      931,844
   China Hongxing Sports, Ltd.                              520,000    1,205,479
   China Infrastructure Machinery Holdings, Ltd.            236,000      462,683
   China Shenhua Energy Co, Ltd.                            136,400      329,905
   FibreChem Technologies, Ltd.                             182,000      251,712
   Guangzhou R&F Properties Co, Ltd.                         67,200      149,290
   Industrial & Commercial Bank of China*                   946,000      530,247
   Nine Dragons Paper Holdings, Ltd.                        411,600      861,730
   Tencent Holdings, Ltd.                                    52,000      169,690
   Tianjin Development Hldgs                                478,000      362,740
                                                                      ----------
                                                                       6,115,679
                                                                      ----------
RUSSIAN FEDERATION - 7.2%
   Evraz Group SA - GDR                                      25,430      851,905
   LUKOIL - ADR                                               7,880      679,256
   OAO Gazprom - ADR                                         12,922      541,432
   Unified Energy System - GDR                                5,505      749,983
                                                                      ----------
                                                                       2,822,576
                                                                      ----------
SINGAPORE - 3.5%
   Jiutian Chemical Group, Ltd.                             229,000      328,780
   Midas Holdings, Ltd.                                     350,000      387,250
   Straits Asia Resources, Ltd.                             555,000      380,137
   Yanlord Land Group, Ltd.                                 169,000      258,219
                                                                      ----------
                                                                       1,354,386
                                                                      ----------
SOUTH AFRICA - 6.8%
   Ellerine Holdings, Ltd.*                                  26,226      296,523
   Exxaro Resources, Ltd.                                    34,602      312,503
   Impala Platinum Holdings, Ltd.                            17,737      557,630
   Kumba Iron Ore, Ltd.                                      17,708      363,804
   Naspers, Ltd. Cl. N                                       15,401      372,682
   Sasol, Ltd.                                                5,774      192,706
   Wilson Bayly Holmes-Ovcon, Ltd.                           47,679      577,144
                                                                      ----------
                                                                       2,672,992
                                                                      ----------
SOUTH KOREA - 7.7%
   Hynix Semiconductor, Inc.*                                15,770      543,215
   Hyundai Engineering & Construction Co, Ltd.*               5,200      280,289
   Hyunjin Materials Co, Ltd.                                 2,814       70,305
   Industrial Bank Of Korea                                  20,110      403,012

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       42


                                                         NUMBER OF
                                                          SHARES         VALUE
--------------------------------------------------------------------------------
   Korea Investment Holdings Co, Ltd.                         8,250   $  434,164
   Korea Zinc Co, Ltd.                                        3,010      321,609
   NHN Corp.                                                  1,583      232,250
   STX Pan Ocean Co, Ltd.                                   871,000      734,247
                                                                      ----------
                                                                       3,019,091
                                                                      ----------
TAIWAN - 5.7%
   Advanced Semiconductor Engineering, Inc.                   7,000        8,303
   Advanced Semiconductor Engineering, Inc. - ADR            64,984      387,305
   ASE Test, Ltd.*                                           38,800      441,544
   Asustek Computer, Inc.                                     3,000        7,071
   Asustek Computer, Inc. - GDR                             145,648      334,990
   Catcher Technology Co, Ltd.                                1,000        7,857
   Cathay Financial Holding Co, Ltd.                          4,000        8,304
   Cathay Financial Holding Co, Ltd. - GDR                   21,725      446,449
   Far Eastern Textile Co, Ltd.                               5,000        4,306
   Siliconware Precision Industries Co.                       8,000       14,989
   Siliconware Precision Industries Co. - ADR                59,132      580,085
                                                                      ----------
                                                                       2,241,203
                                                                      ----------
UNITED STATES - 1.6%
   NII Holdings, Inc.*                                        8,550      634,239
--------------------------------------------------------------------------------
Total Common Stock (Cost: $36,749,792)                                37,521,423
--------------------------------------------------------------------------------
EQUITY-LINKED SECURITIES - 2.6%
INDIA - 2.6%
   Merrill Lynch ACC, Ltd.* - 7/12/11                         9,692      163,814
   Merrill Lynch Reliance
      Communications, Ltd.* - 01/25/11                       42,503      410,707
   UBS AG Sterlite Industries, Ltd. - 6/18/07                41,065      442,352
                                                                      ----------
                                                                       1,016,873
--------------------------------------------------------------------------------
Total Equity-Linked Securities (Cost: $1,035,621)                      1,016,873
--------------------------------------------------------------------------------
PREFERRED STOCK - 0.5%
BRAZIL - 0.5%
   Lojas Americanas SA*
      (Cost: $208,608)                                    3,400,000      216,031
--------------------------------------------------------------------------------

                                                        PRINCIPAL
                                                         AMOUNT
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 1.4%
TIME DEPOSITS - 1.4%
   Citibank Nassau
      4.690%, 04/02/07
      (Cost: $551,655)                                   $551,655       551,655
-------------------------------------------------------------------------------
Total Investments - 100.3% (Cost: $38,545,676)                       39,305,982
-------------------------------------------------------------------------------
Liabilities in Excess of Other Assets - (0.3%)                         (130,827)
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $39,175,155
-------------------------------------------------------------------------------

*    NON-INCOME PRODUCING SECURITIES.

ADR - AMERICAN DEPOSITORY RECEIPT

GDR - GLOBAL DEPOSITORY RECEIPT

#    144A SECURITY. CERTAIN CONDITION FOR PUBLIC SALE MAY EXIST. THE TOTAL
     MARKET VALUE OF 144A SECURITIES OWNED AT MARCH 31, 2007 WAS $900,345 OR
     2.30% OF NET ASSETS.

SCHEDULE OF INVESTMENTS BY SECTOR
as of March 31, 2007

                                                                      PERCENT OF
SECTOR                                                                NET ASSETS
--------------------------------------------------------------------------------
Financial                                                                20.4%
Industrial                                                               17.5
Basic Materials 15.1
Consumer, Cyclical                                                       10.3
Communications                                                            9.4
Energy                                                                    8.8
Consumer, Non-cyclical                                                    7.0
Technology                                                                6.6
Diversified                                                               1.9
Utilities                                                                 1.9
Short Term Investments                                                    1.4
--------------------------------------------------------------------------------
Total Investments                                                       100.3
Liabilities in excess of other assets                                    (0.3)
--------------------------------------------------------------------------------
Net Assets                                                              100.0%
================================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       43


INTERNATIONAL SYSTEMATIC FUND

MANAGEMENT TEAM: HORACIO A. VALEIRAS, CFA, Portfolio Manager and Chief
Investment Officer; KUNAL GHOSH, Portfolio Manager; STEVEN TAEL, PH.D.,
Portfolio Manager

GOAL: The International Systematic Fund seeks to maximize long-term capital appreciation through investments primarily in companies located in the developed countries represented in the MSCI EAFE Index. The Investment Adviser identifies investment opportunities using a quantitative model that integrates stock, sector, country and currency selection decisions.

MARKET OVERVIEW: Equities in developed non-U.S. countries registered gains from
April 1, 2006 to March 31, 2007. The U.S. dollar weakened against a broad basket of currencies, nearly doubling returns for U.S.-based investors. Key factors influencing stock prices included:

     -    Decline in the price of oil to $49.90 a barrel in January after peaking at $78.40 in July

     -    Higher interest rates from central banks worldwide, including the Bank of Japan which raised rates for the first time in many years

     -    Generally favorable backdrop of economic and earnings growth

Solid, month-to-month gains throughout much of the period were flanked by periods of extreme volatility. In the spring of 2006, international equity markets tumbled as investors worldwide speculated about when the U.S. monetary tightening cycle would end. In February 2007, an 8.8% drop in the Shanghai
Composite Index triggered a global sell-off in equities. The period ended on a positive note, however, with the MSCI EAFE Index rebounding to finish March in positive territory.

Markets in all countries within the MSCI EAFE Index advanced in local currency terms, with Singapore, Spain and Australia producing some of the highest returns.

PERFORMANCE: During the twelve months ended March 31, 2007, the Fund's Class I shares gained 19.04% and the MSCI EAFE Index rose 20.69%.

PORTFOLIO SPECIFICS: The Fund generated a strong positive return, with stocks in most countries and all sectors of investment posting gains. On a comparative basis, results modestly trailed the rapid rise in the benchmark. Major areas of relative weakness were stock selection in the United Kingdom and the consumer discretionary and health care sectors. Examples of stocks that underperformed were two manufacturers of automotive components that were hurt by increasing competitive pressures globally.

On the plus side, stock selection in Japan and the information technology and industrials sectors has a significant positive impact on results versus the index. Top-performing holdings included Finland-based Outokumpu, a stainless steel manufacturer, and France-based Vallourec, a steel tube producer. Both companies benefited from strong demand for raw steel and value-added steel products.

Consistent with our risk-controlled approach to portfolio construction, the Fund remained well diversified across countries and sectors throughout the period.
Based on our model's bottom-up stock selection recommendations, at March 31, the
Fund's largest overweights versus the MSCI EAFE Index were in Japan (+4.8%) and the information technology sector (+4.7%). The largest underweights were in
Germany (-3.5%) and the energy sector (-3.5%).

MARKET OUTLOOK: The Fund's investment process evaluates opportunities on a relative basis and is required to remain fully invested. The Fund's investment process neither utilizes, nor results in, a forecast or outlook on the overall market. Rather, the Fund strives to outperform the EAFE Index in both up and down markets. By applying our disciplined, bottom-up approach in all investment environments, we believe the Fund will generate consistently strong returns over time.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN INTERNATIONAL
SYSTEMATIC FUND CLASS I, II AND III SHARES WITH THE MSCI EAFE INDEX.

                                     [CHART]


             INTERNATIONAL SYSTEMATIC
               FUND CLASS I SHARES      MSCI EAFE INDEX
             ------------------------   ---------------
  7/6/2005           $250,000               $250,000
 7/31/2005           $262,750               $258,350
 8/31/2005           $272,498               $264,964
 9/30/2005           $290,755               $276,808
10/31/2005           $280,492               $268,753
11/30/2005           $289,748               $275,391
12/31/2005           $305,713               $288,224
 1/31/2006           $332,341               $305,950
 2/28/2006           $333,371               $305,338
 3/31/2006           $347,306               $315,536
 4/30/2006           $369,360               $330,840
 5/31/2006           $355,176               $318,400
 6/30/2006           $351,873               $318,527
 7/31/2006           $355,181               $321,713
 8/31/2006           $363,812               $330,656
 9/30/2006           $362,538               $331,218
10/31/2006           $378,780               $344,136
11/30/2006           $387,416               $354,529
12/31/2006           $401,596               $365,696
 1/31/2007           $403,403               $368,183
 2/28/2007           $404,936               $371,202
 3/31/2007           $413,197               $380,854


Annualized Total Returns As of 3/31/07

                                                   SINCE
                                        1 YEAR   INCEPTION
----------------------------------------------------------
International Systematic Fund Class I   19.04%     33.65%
----------------------------------------------------------
MSCI EAFE Index                         20.69%     27.46%
----------------------------------------------------------

                                       44


                                     [CHART]


             INTERNATIONAL SYSTEMATIC
               FUND CLASS II SHARES     MSCI EAFE INDEX
             ------------------------   ---------------
  7/6/2005           $250,000               $250,000
 7/31/2005           $262,750               $258,350
 8/31/2005           $272,498               $264,964
 9/30/2005           $290,755               $276,808
10/31/2005           $280,492               $268,753
11/30/2005           $289,748               $275,391
12/31/2005           $305,713               $288,224
 1/31/2006           $332,341               $305,950
 2/28/2006           $333,371               $305,338
 3/31/2006           $347,306               $315,536
 4/30/2006           $369,360               $330,840
 5/31/2006           $355,176               $318,400
 6/30/2006           $351,873               $318,527
 7/31/2006           $355,181               $321,713
 8/31/2006           $363,812               $330,656
 9/30/2006           $362,538               $331,218
10/31/2006           $378,780               $344,136
11/30/2006           $387,416               $354,529
12/31/2006           $401,596               $365,696
 1/31/2007           $403,644               $368,183
 2/28/2007           $404,936               $371,202
 3/31/2007           $412,953               $380,854


Annualized Total Returns As of 3/31/07

                                                    SINCE
                                         1 YEAR   INCEPTION
-----------------------------------------------------------
International Systematic Fund Class II   19.90%     33.60%
-----------------------------------------------------------
MSCI EAFE Index                          20.69%     27.46%
-----------------------------------------------------------

                                     [CHART]


             INTERNATIONAL SYSTEMATIC
               FUND CLASS III SHARES    MSCI EAFE INDEX
             ------------------------   ---------------
  7/6/2005           $250,000               $250,000
 7/31/2005           $262,750               $258,350
 8/31/2005           $272,498               $264,964
 9/30/2005           $290,755               $276,808
10/31/2005           $280,492               $268,753
11/30/2005           $289,748               $275,391
12/31/2005           $305,713               $288,224
 1/31/2006           $332,341               $305,950
 2/28/2006           $333,371               $305,338
 3/31/2006           $347,306               $315,536
 4/30/2006           $369,360               $330,840
 5/31/2006           $355,176               $318,400
 6/30/2006           $351,873               $318,527
 7/31/2006           $355,181               $321,713
 8/31/2006           $363,812               $330,656
 9/30/2006           $362,538               $331,218
10/31/2006           $378,780               $344,136
11/30/2006           $387,416               $354,529
12/31/2006           $401,596               $365,696
 1/31/2007           $403,644               $368,183
 2/28/2007           $405,178               $371,202
 3/31/2007           $413,160               $380,854


Annualized Total Returns As of 3/31/07

                                                     SINCE
                                          1 YEAR   INCEPTION
------------------------------------------------------------
International Systematic Fund Class III   18.96%     33.61%
------------------------------------------------------------
MSCI EAFE Index                           20.69%     27.46%
------------------------------------------------------------

THE GRAPHS ABOVE SHOW THE VALUE OF A HYPOTHETICAL $250,000 INVESTMENT IN THE
FUND'S CLASS I, II AND III SHARES WITH THE MSCI EAFE INDEX FOR THE PERIODS
INDICATED. AVERAGE ANNUAL TOTAL RETURN FIGURES INCLUDE CHANGES IN PRINCIPAL
VALUE, REINVESTED DIVIDENDS, AND CAPITAL GAIN DISTRIBUTIONS. THE CLASS I SHARES
COMMENCED OPERATIONS ON JULY 6, 2005 AND CLASS II AND II SHARES ON DECEMBER 22,
2006. THE HISTORICAL PERFORMANCE OF CLASS II AND III SHARES INCLUDES THE
PERFORMANCE OF CLASS I SHARES FOR THE PERIODS PRIOR TO THE INCEPTION OF CLASS II
AND III SHARES. THE TOTAL RETURNS SHOWN ABOVE DO NOT SHOW THE EFFECTS OF INCOME
TAXES ON AN INDIVIDUALS' INVESTMENT. IN MOST CASES, TAXES MAY REDUCE YOUR ACTUAL
INVESTMENT RETURNS ON INCOME OR GAINS PAID BY THE FUND OR ANY GAINS YOU MAY
REALIZE IF YOU SELL YOUR SHARES. PAST PERFORMANCE CANNOT GUARANTEE FUTURE
RESULTS.

THE MSCI EAFE INDEX IS AN UNMANAGED INDEX COMPRISED OF OVER 900 COMPANIES AND IS
A GENERALLY ACCEPTED BENCHMARK FOR MAJOR OVERSEAS MARKETS. INDEX WEIGHTINGS
REPRESENT THE RELATIVE CAPITALIZATIONS OF THE MAJOR OVERSEAS MARKETS INCLUDED IN
THE INDEX ON A U.S. DOLLAR ADJUSTED BASIS. THE UNMANAGED INDEX DIFFERS FROM THE
FUND IN COMPOSITION, DOES NOT PAY MANAGEMENT FEES OR EXPENSES AND INCLUDES
REINVESTMENT DIVIDENDS. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE
WILL FLUCTUATE WITH MARKET CONDITIONS, CURRENCY VOLATILITY AND THE SOCIAL,
ECONOMIC AND POLITICAL CLIMATES OF COUNTRIES WHERE THE FUND INVESTS. YOU MAY
HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

                                       45


SCHEDULE OF INVESTMENTS
As of March 31, 2007

                                                         NUMBER OF
                                                           SHARES       VALUE
--------------------------------------------------------------------------------
COMMON STOCK - 97.5%
AUSTRALIA - 5.4%
   Australia & New Zealand Banking Group, Ltd.               7,137   $   171,239
   Commonwealth Bank of Australia                           19,977       811,117
   David Jones, Ltd.                                        26,722        98,223
   Leighton Holdings, Ltd.                                  17,500       473,885
   Oxiana, Ltd.                                             74,845       169,903
   QBE Insurance Group, Ltd.                                51,123     1,302,593
   Toll Holdings, Ltd.                                      54,188       897,403
                                                                     -----------
                                                                       3,924,363
                                                                     -----------
BELGIUM - 1.1%
   InBev NV                                                 11,085       797,551
                                                                     -----------
DENMARK - 0.5%
   FLSmidth & Co. AS Cl. B                                   5,160       348,449
                                                                     -----------
FINLAND - 4.3%
   Outokumpu OYJ                                            44,900     1,537,847
   Sampo OYJ Cl. A                                          51,192     1,548,237
                                                                     -----------
                                                                       3,086,084
                                                                     -----------
FRANCE - 7.2%
   BNP Paribas                                               9,372       975,462
   Neopost SA                                                1,301       185,305
   Renault SA                                               10,902     1,270,543
   Sanofi-Aventis                                            2,664       230,857
   Societe Generale                                         10,053     1,731,236
   Total SA                                                 10,963       765,424
                                                                     -----------
                                                                       5,158,827
                                                                     -----------
GERMANY - 4.2%
   Deutsche Bank AG                                         13,616     1,827,719
   Deutz AG*                                                25,357       380,407
   Gildemeister AG                                           6,992       120,624
   ThyssenKrupp AG                                          14,400       710,003
                                                                     -----------
                                                                       3,038,753
                                                                     -----------
HONG KONG - 1.8%
   Foxconn International Holdings, Ltd.*                   175,400       538,708
   Guoco Group, Ltd.                                         5,000        70,320
   Hang Lung Properties, Ltd.                                7,000        19,573
   Hong Kong Aircraft Engineering Co., Ltd.                 11,500       173,657
   New World Development, Ltd.                              17,000        38,550
   Orient Overseas International, Ltd.                      46,000       427,079
                                                                     -----------
                                                                       1,267,887
                                                                     -----------
ITALY - 5.8%
   Banco Popolare di Verona e Novara Scrl                    8,291       256,600
   Enel SpA                                                114,869     1,224,792
   ENI SpA                                                  16,736       542,695
   Indesit Co SpA                                           18,895       402,433
   Telecom Italia SpA                                      140,069       398,077
   Unione Di Banche Italiane SCPA                           44,775     1,320,190
                                                                     -----------
                                                                       4,144,787
                                                                     -----------
JAPAN - 27.4%
   Alpine Electronics, Inc.                                 15,800       283,684
   Astellas Pharma, Inc.                                     3,900       167,792
   Brother Industries, Ltd.                                 62,400       843,450
   Canon, Inc.                                              14,200       761,262
   FUJIFILM Holdings Corp.                                  25,500     1,040,949
   Hitachi Metals, Ltd.                                      7,000        77,663
   Itochu Corp.                                            107,700     1,065,370
   JFE Holdings, Inc.                                        3,500       206,606
   Koa Corp.                                                10,000       146,602
   Marubeni Corp.                                          159,600       967,805
   Mazda Motor Corp.                                        40,700       224,742
   Minebea Co, Ltd.                                         63,300       391,353
   Mitsui & Co., Ltd.                                       50,400       939,064
   Mitsui Chemicals, Inc.                                  132,000     1,151,472
   Nintendo Co, Ltd.                                         5,900     1,711,412
   Nippon Chemi-Con Corp.                                   13,300       117,934
   Nippon Electric Glass Co., Ltd.                          19,650       343,657
   Nippon Suisan Kaisha, Ltd.                               81,700       533,480
   Nippon Yusen KK                                         189,800     1,519,043
   Nipro Corp.                                              11,700       227,906
   Pacific Metals Co, Ltd.                                  23,600       328,791
   Sony Corp.                                               13,900       705,154
   Star Micronics Co, Ltd.                                  10,900       234,940
   Sumitomo Corp.                                           70,800     1,271,192
   Sumitomo Metal Industries, Ltd.                         147,400       760,251
   Suzuki Motor Corp.                                       20,400       528,681
   Taiyo Yuden Co, Ltd.                                     15,800       328,512
   The Nishi-Nippon City Bank, Ltd.                         65,000       287,910
   Toyota Motor Corp.                                       39,400     2,519,331
                                                                     -----------
                                                                      19,686,008
                                                                     -----------
NETHERLANDS - 2.3%
   Heineken NV                                              15,314       798,286
   Royal KPN NV                                             17,064       264,854
   USG People NV                                            14,721       605,120
                                                                     -----------
                                                                       1,668,260
                                                                     -----------
NORWAY - 0.6%
   Ementor ASA*                                             31,000       270,433
   Telenor ASA                                              10,800       191,085
                                                                     -----------
                                                                         461,518
                                                                     -----------
REPUBLIC OF CHINA - 2.7%
   China Mobile, Ltd.                                      164,800     1,499,476
   China Resources Power Holdings Co.                       68,000       104,077
   CNOOC, Ltd.                                             149,000       130,614
   Lee & Man Paper Manufacturing, Ltd.                      88,200       209,262
                                                                     -----------
                                                                       1,943,429
                                                                     -----------
SINGAPORE - 0.3%
   SembCorp. Marine, Ltd.                                   81,500       188,936
                                                                     -----------
SPAIN - 2.4%
   Acerinox SA                                              17,991       456,223
   ACS Actividades de Construccion y Servicios SA            9,066       548,500
   Sacyr Vallehermoso SA                                     1,800       100,491
   Sol Melia SA                                             14,600       349,826
   Telefonica SA                                            13,870       304,640
                                                                     -----------
                                                                       1,759,680
                                                                     -----------
SWEDEN - 2.1%
   Alfa Laval AB                                             2,400       123,830
   Nordea Bank AB                                           24,400       387,765
   Skandinaviska Enskilda Banken AB                         27,500       876,021
   Swedbank AB                                               3,700       128,939
                                                                     -----------
                                                                       1,516,555
                                                                     -----------
SWITZERLAND - 9.6%
   Actelion, Ltd.*                                           1,565       363,111
   Banque Cantonale Vaudoise                                   357       169,171
   Logitech International SA*                               29,883       826,140
   Nestle SA                                                   638       247,324
   Novartis AG                                              16,577       946,442
   OC Oerlikon Corp. AG*                                     1,601       967,839
   Roche Holding AG                                          7,779     1,369,991
   Swiss Reinsurance                                        19,038     1,731,011

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       46


                                                         NUMBER OF
                                                           SHARES       VALUE
--------------------------------------------------------------------------------
   Zurich Financial Services AG                              1,126   $   323,513
                                                                     -----------
                                                                       6,944,542
                                                                     -----------
UNITED KINGDOM - 19.8%
   Alliance & Leicester PLC                                 26,720       594,298
   AstraZeneca PLC                                          12,035       645,357
   Barclays PLC                                             88,205     1,247,336
   Barrat Developments PLC                                   6,910       149,760
   BT Group PLC                                            202,476     1,206,271
   Firstgroup PLC                                           10,769       140,354
   Game Group PLC                                           26,544        73,147
   George Wimpey PLC                                        14,538       181,207
   GlaxoSmithKline PLC                                      24,472       670,534
   HBOS PLC                                                 82,743     1,699,155
   Kazakhmys PLC                                            21,741       499,334
   Kesa Electricals PLC                                     22,474       149,429
   Lloyds TSB Group PLC                                     26,636       292,558
   Marks & Spencer Group PLC                                66,638       884,188
   Michael Page International PLC                            7,908        83,058
   Morrison Supermarkets                                   245,720     1,487,999
   Next PLC                                                  7,741       341,461
   Reckitt Benckiser PLC                                     4,108       213,194
   Royal Bank of Scotland Group PLC                         43,085     1,676,575
   Royal Dutch Shell PLC Cl. A                              18,364       609,068
   Royal Dutch Shell PLC Cl. B                              11,935       395,841
   Scottish Power PLC                                       39,205       615,158
   Tate & Lyle PLC                                          12,350       139,280
   Xstrata PLC                                               4,543       232,740
                                                                     -----------
                                                                      14,227,302
--------------------------------------------------------------------------------
Total Common Stock (Cost: $65,868,106)                                70,162,931
--------------------------------------------------------------------------------

                                                         PRINCIPAL
                                                           AMOUNT
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 1.3%
TIME DEPOSITS - 1.3%
   Citibank Nassau
   4.690%, 04/02/07 (Cost: $893,033)                      $893,033       893,033
--------------------------------------------------------------------------------
Total Investments - 98.8% (Cost: $66,761,139)                         71,055,964
--------------------------------------------------------------------------------
Other Assets in Excess of Liabilities - 1.2%                             893,136
--------------------------------------------------------------------------------
Net Assets - 100.0%                                                  $71,949,100
--------------------------------------------------------------------------------

*    NON-INCOME PRODUCING SECURITIES.

SCHEDULE OF INVESTMENTS BY INDUSTRY
as of March 31, 2007
                                                                      PERCENT OF
SECTOR                                                                NET ASSETS
--------------------------------------------------------------------------------
Financial                                                                27.1%
Consumer, Cyclical                                                       19.6
Consumer, Non-cyclical                                                   13.2
Industrial                                                               12.4
Basic Materials                                                           8.8
Communications                                                            6.5
Technology                                                                3.8
Energy                                                                    3.4
Utilities                                                                 2.7
Short Term Investments                                                    1.3
--------------------------------------------------------------------------------
Total Investments                                                        98.8
Other assets in excess of liabilities                                     1.2
--------------------------------------------------------------------------------
Net Assets                                                              100.0%
================================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       47


INTERNATIONAL ALL CAP GROWTH FUND

MANAGEMENT TEAM: VINCENT WILLYARD, CFA, Portfolio Manager; JOSEPH DEVINE,
Portfolio Manager; STEPHEN DERKASH, Analyst; BARRY KENDALL, Analyst

CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

GOAL: The International All Cap Growth Fund seeks to maximize long-term capital appreciation. In pursuing this goal, the Fund invests in a diversified portfolio of equity securities of companies primarily located in developed non-U.S.
markets.

MARKET OVERVIEW: Equity prices in developed non-U.S. countries, as measured by the MSCI EAFE Index, posted impressive gains during the fiscal year ended March
31, 2007. A decline in the U.S. dollar versus a broad basket of currencies substantially boosted returns for U.S.-based investors.

European stock markets performed especially well, lifted by robust merger and acquisition activity and healthy economic expansion. Growth in the euro region accelerated to its fastest pace in six years, and U.K. GDP growth was also strong. The German economy was a particular bright spot in Europe. Spurred by record exports, German GDP grew 2.7% in 2006, after having been a drag on
Eurozone growth for more than a decade. Both the European Central Bank and Bank of England raised interest rates in efforts to curb inflation.

Gains were more moderate in Asia-Pacific markets, where Japanese stocks advanced but were notable laggards. The country's economic recovery hit a soft patch in the middle of 2006 but subsequently regained traction. Reports showed that
Japanese GDP grew 5.5%, annualized, in the fourth quarter of 2006, fueled by gains in consumer spending and business investment. The Bank of Japan also tightened monetary policy, evidence of its confidence in the economic outlook.
Elsewhere in the Asia-Pacific region, Australian shares hit an all-time high, buoyed by a six-year rally in commodity prices.

PERFORMANCE: The Fund's Class I shares gained 15.75% between April 1, 2006 and
March 31, 2007. The MSCI EAFE Growth Index, the Fund's primary benchmark, increased 18.11% and the MSCI EAFE Index rose 20.69%.

PORTFOLIO SPECIFICS: This period's underperformance was driven by country and currency allocations relative to the indexes. These exposures are a function of our bottom-up stock selection process that searches for the best growth ideas outside the United States. The most unfavorable country allocations were underweights in the United Kingdom, Spain and Australia. In terms of currencies, the Fund was underweight the British pound, which strengthened versus the dollar, and had historically high weightings in emerging market currencies (up to 15% of total market value), which fell versus the dollar. Stock selection versus the MSCI EAFE Index was also modestly negative. However, stock selection added value relative to the MSCI EAFE Growth Index, the Fund's primary benchmark. Stock selection was, by far, the strongest in Japan, followed by
Ireland and Switzerland. One of the portfolio's best-performing names was
Japan-based SUMCO, a manufacturer of silicon wafers for the semiconductor industry. The company reported strong sales growth and announced plans for a large-scale capacity expansion.

MARKET OUTLOOK: Over the remainder of 2007, we are cautiously optimistic in our outlook for international equities. There are risks facing the market, such as high core inflation in the United States which has made the Federal Reserve reluctant to cut interest rates. However, several positive factors may drive further gains, including:

     -    Expectations for steady economic growth in Europe and moderate expansion in Japan

     -    Efforts by policymakers in China and India to control spending and inflation in those countries

Amid shifting market conditions, we remain focused on identifying fundamentally strong companies with exceptional growth prospects for the Fund.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN INTERNATIONAL ALL CAP
GROWTH FUND CLASS I SHARES WITH THE MSCI EAFE GROWTH INDEX AND MSCI EAFE INDEX.

                                     [CHART]


             INTERNATIONAL ALL CAP GROWTH     MSCI EAFE
                  FUND CLASS I SHARES       GROWTH INDEX   MSCI EAFE INDEX
             ----------------------------   ------------   ---------------
 6/30/1999              $250,000              $250,000         $250,000
 7/31/1999              $258,000              $254,800         $257,350
 8/31/1999              $263,753              $256,354         $258,431
 9/30/1999              $269,002              $260,456         $261,067
10/31/1999              $292,997              $274,286         $270,648
11/30/1999              $382,244              $294,282         $279,958
12/31/1999              $469,510              $326,976         $304,931
 1/31/2000              $484,769              $308,437         $285,354
 2/29/2000              $630,006              $325,555         $292,973
 3/31/2000              $535,253              $332,001         $304,721
 4/30/2000              $451,486              $310,222         $288,906
 5/31/2000              $419,250              $291,329         $282,348
 6/30/2000              $446,753              $301,730         $293,585
 7/31/2000              $427,274              $282,811         $281,196
 8/31/2000              $445,006              $285,922         $283,755
 9/30/2000              $420,264              $267,051         $269,965
10/31/2000              $385,004              $254,607         $263,431
11/30/2000              $343,500              $242,793         $253,447
12/31/2000              $349,855              $247,260         $262,343
 1/31/2001              $336,841              $246,568         $262,212
 2/28/2001              $307,098              $221,566         $242,573
 3/31/2001              $275,129              $206,344         $226,514
 4/30/2001              $286,657              $220,603         $242,393
 5/31/2001              $282,930              $211,801         $234,030
 6/30/2001              $271,783              $201,550         $224,552
 7/31/2001              $256,155              $196,672         $220,488
 8/31/2001              $247,241              $187,724         $214,953
 9/30/2001              $215,644              $170,002         $193,222
10/31/2001              $225,304              $176,769         $198,168
11/30/2001              $242,788              $185,854         $205,481
12/31/2001              $245,022              $186,932         $206,713
 1/31/2002              $239,827              $176,857         $195,737
 2/28/2002              $236,110              $179,244         $197,127
 3/31/2002              $250,985              $186,145         $207,890
 4/30/2002              $246,517              $187,225         $209,387
 5/31/2002              $249,500              $187,768         $212,234
 6/30/2002              $242,439              $182,961         $203,872
 7/31/2002              $213,444              $163,457         $183,770
 8/31/2002              $208,620              $162,231         $183,403
 9/30/2002              $190,407              $148,150         $163,760
10/31/2002              $191,892              $156,535         $172,571
11/30/2002              $198,206              $161,153         $180,423
12/31/2002              $187,423              $157,446         $174,360
 1/31/2003              $184,068              $149,668         $167,090
 2/28/2003              $181,086              $146,451         $163,263
 3/31/2003              $179,964              $145,015         $160,178
 4/30/2003              $200,408              $157,733         $176,067
 5/31/2003              $215,659              $166,030         $186,895
 6/30/2003              $219,756              $168,969         $191,512
 7/31/2003              $230,920              $171,216         $196,185
 8/31/2003              $244,683              $174,349         $200,952
 9/30/2003              $250,628              $180,277         $207,181
10/31/2003              $271,456              $190,661         $220,110
11/30/2003              $268,470              $195,142         $225,040
12/31/2003              $285,947              $208,567         $242,638
 1/31/2004              $295,984              $212,655         $246,084
 2/29/2004              $298,588              $216,717         $251,817
 3/31/2004              $304,530              $216,955         $253,328
 4/30/2004              $294,481              $211,727         $247,806
 5/31/2004              $289,651              $211,473         $248,871
 6/30/2004              $293,735              $214,222         $254,421
 7/31/2004              $281,105              $205,546         $246,203
 8/30/2004              $281,105              $205,792         $247,336
 9/30/2004              $291,899              $210,896         $253,841
10/31/2004              $298,584              $217,961         $262,522
11/30/2004              $324,978              $233,044         $280,531
12/31/2004              $336,450              $242,925         $292,846
 1/31/2005              $331,975              $237,338         $287,487
 2/28/2005              $352,126              $246,902         $299,964
 3/31/2005              $339,062              $240,952         $292,555
 4/30/2005              $326,381              $236,495         $286,002
 5/31/2005              $330,494              $237,370         $286,431
 6/30/2005              $338,327              $239,340         $290,355
 7/31/2005              $353,281              $246,640         $299,269
 8/31/2005              $368,966              $253,743         $306,930
 9/30/2005              $389,887              $264,476         $320,650
10/31/2005              $373,083              $257,256         $311,319
11/30/2005              $393,154              $262,144         $319,009
12/31/2005              $428,656              $276,037         $333,874
 1/31/2006              $462,649              $293,069         $354,408
 2/28/2006              $460,428              $289,787         $353,699
 3/31/2006              $485,844              $301,146         $365,512
 4/30/2006              $511,642              $314,969         $383,240
 5/31/2006              $482,478              $301,929         $368,830
 6/30/2006              $474,614              $302,382         $368,977
 7/31/2006              $470,864              $303,803         $372,667
 8/31/2006              $485,461              $311,155         $383,027
 9/30/2006              $482,451              $309,475         $383,679
10/31/2006              $501,122              $320,028         $398,642
11/30/2006              $526,830              $329,405         $410,681
12/31/2006              $555,700              $338,661         $423,617
 1/31/2007              $549,087              $341,404         $426,498
 2/28/2007              $547,110              $344,067         $429,995
 3/31/2007              $562,320              $355,662         $441,175


Annualized Total Returns As of 3/31/2007

                                                                  SINCE
                                            1 YEAR   5 YEARS   INCEPTION
------------------------------------------------------------------------
International All Cap Growth Fund Class I   15.75%    17.53%     11.02%
------------------------------------------------------------------------
MSCI EAFE Growth Index                      18.11%    13.83%      4.65%
------------------------------------------------------------------------
MSCI EAFE Index                             20.69%    16.24%      7.60%
------------------------------------------------------------------------

THE GRAPH ABOVE SHOWS THE VALUE OF A HYPOTHETICAL $250,000 INVESTMENT IN THE
FUND'S CLASS I SHARES COMPARED WITH THE MSCI EAFE GROWTH INDEX AND MSCI EAFE
INDEX FOR THE PERIODS INDICATED. AVERAGE ANNUAL TOTAL RETURN FIGURES INCLUDE
CHANGES IN PRINCIPAL VALUE, REINVESTED DIVIDENDS, AND CAPITAL GAIN
DISTRIBUTIONS. THE TOTAL RETURNS SHOWN ABOVE DO NOT SHOW THE EFFECTS OF INCOME
TAXES ON AN INDIVIDUAL'S INVESTMENT. IN MOST CASES, TAXES MAY REDUCE YOUR ACTUAL
INVESTMENT RETURNS ON INCOME OR GAINS PAID BY THE FUND OR ANY GAINS YOU MAY
REALIZE IF YOU SELL YOUR SHARES. PAST PERFORMANCE CANNOT GUARANTEE FUTURE
RESULTS.

ON NOVEMBER 18, 2005, THE FUND BECAME THE SUCCESSOR ENTITY TO THE
NICHOLAS-APPLEGATE INTERNATIONAL ALL CAP GROWTH FUND, A SERIES OF THE
PROFESSIONALLY MANAGED PORTFOLIOS ("ACQUIRED FUND"). THE ACQUIRED FUND
TRANSFERRED ALL OF ITS ASSETS AND LIABILITIES IN EXCHANGE FOR SHARES OF THE
FUND, AND THE INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS OF THE FUND ARE
SUBSTANTIALLY SIMILAR TO THOSE OF THE ACQUIRED FUND. THE PERFORMANCE SHOWN ABOVE
INCLUDES THE HISTORICAL PERFORMANCE OF THE ACQUIRED FUND FROM JUNE 30, 1999 TO
NOVEMBER 18, 2005.

THE MSCI EAFE GROWTH INDEX IS AN UNMANAGED INDEX THAT IS A GENERALLY ACCEPTED
BENCHMARK FOR MAJOR OVERSEAS MARKETS. IT CONSISTS OF THE TOP 50% OF THE MSCI
EAFE, THOSE COMPANIES WITH THE HIGHEST PRICE/BOOK VALUE RATIO. THE MSCI EAFE
INDEX CONSISTS OF APPROXIMATELY 900 COMPANIES WITH AVERAGE MARKET CAPITALIZATION
OF U.S. $8.7 BILLION. ITS WEIGHTINGS REPRESENT THE RELATIVE CAPITALIZATION OF
THE MAJOR OVERSEAS MARKETS INCLUDED IN THE INDEX ON A U.S. DOLLAR ADJUSTED
BASIS. THE MSCI EAFE IS A GENERALLY ACCEPTED BENCHMARK FOR MAJOR OVERSEAS
MARKETS. IT CONSISTS OF THE TOP 50% OF THE MSCI EAFE, THOSE COMPANIES WITH THE
HIGHEST PRICE/BOOK VALUE (P/BV) RATIO. THE MSCI EAFE INDEX CONSISTS OF
APPROXIMATELY 900 COMPANIES WITH AVERAGE MARKET CAPITALIZATION OF U.S. $8.7
BILLION. ITS WEIGHTINGS REPRESENT THE RELATIVE CAPITALIZATION OF THE MAJOR
OVERSEAS MARKETS INCLUDED IN THE INDEX ON A U.S. DOLLAR ADJUSTED BASIS. THE
UNMANAGED INDEXES DIFFER FROM THE FUND IN COMPOSITION, DO NOT PAY MANAGEMENT
FEES OR EXPENSES AND INCLUDE REINVESTED DIVIDENDS. ONE CANNOT INVEST DIRECTLY
INTO AN INDEX.

SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE
WILL FLUCTUATE WITH MARKET CONDITIONS, CURRENCY VOLATILITY AND THE SOCIAL,
ECONOMIC AND POLITICAL CLIMATES OF COUNTRIES WHERE THE FUND INVESTS. YOU MAY
HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

                                       48


SCHEDULE OF INVESTMENTS
As of March 31, 2007

                                                         NUMBER OF
                                                           SHARES       VALUE
--------------------------------------------------------------------------------
COMMON STOCK - 100.0%
AUSTRALIA - 3.8%
   AMP, Ltd.*                                               28,984   $   243,279
   CSL, Ltd.                                                 6,195       412,231
   Incitec Pivot, Ltd.                                       6,279       251,088
                                                                     -----------
                                                                         906,598
                                                                     -----------
BELGIUM - 1.2%
   InBev NV                                                  3,839       276,211
                                                                     -----------
BRAZIL - 1.1%
   All America Latina Logistica SA                          21,000       256,393
                                                                     -----------
CANADA - 3.5%
   AUR Resources, Inc.                                       6,100       128,488
   HudBay Minerals, Inc.*                                    6,700       118,128
   Inmet Mining Corp.                                        2,300       126,598
   Rogers Communications, Inc.                               8,000       262,055
   Teck Cominco, Ltd.                                        3,000       209,310
                                                                     -----------
                                                                         844,579
                                                                     -----------
DENMARK - 2.9%
   Carlsberg AS Cl. B##                                      1,850       200,613
   FLSmidth & Co AS                                          7,300       492,961
                                                                     -----------
                                                                         693,574
                                                                     -----------
FRANCE - 9.1%
   Alstom*                                                   3,999       517,156
   BNP Paribas                                               2,112       219,823
   Compagnie Generale de Geophysique-Veritas*                1,655       345,879
   Neopost SA                                                1,771       252,249
   Total SA - ADR                                            3,260       227,483
   Veolia Environnement                                      8,059       597,106
                                                                     -----------
                                                                       2,159,696
                                                                     -----------
GERMANY - 7.2%
   Deutsche Postbank AG                                      2,852       247,794
   Hugo Boss AG                                                661        42,182
   Hypo Real Estate Holding AG                               3,414       216,957
   IVG Immobilien AG                                         8,259       394,134
   Solarworld AG                                             3,043       235,467
   Stada Arzneimittel AG                                     4,512       272,979
   United Internet AG                                       15,154       293,506
                                                                     -----------
                                                                       1,703,019
                                                                     -----------
GREECE - 2.2%
   National Bank of Greece SA                                4,619       244,099
   Piraeus Bank SA                                           8,262       285,947
                                                                     -----------
                                                                         530,046
                                                                     -----------
HONG KONG - 1.4%
   Melco International Development                          52,000        93,562
   Pacific Basin Shipping, Ltd.                            290,000       248,648
                                                                     -----------
                                                                         342,210
                                                                     -----------
INDIA - 1.0%
   Infosys Technologies, Ltd. - ADR                          4,600       231,150
                                                                     -----------
IRELAND - 2.6%
   Anglo Irish Bank Corp. PLC                                6,963       148,301
   Kingspan Group PLC                                       18,009       478,255
   Kingspan Group PLC                                           55         1,453
                                                                     -----------
                                                                         628,009
                                                                     -----------
ITALY - 2.0%
   UniCredito Italiano SpA                                  51,091       484,570
                                                                     -----------
JAPAN - 25.1%
   Chugai Pharmaceutical Co., Ltd.##                        10,600       267,525
   Fanuc, Ltd.                                               4,100       380,919
   Haseko Corp.*                                           113,400       412,975
   Honda Motor Co, Ltd.                                      6,100       212,331
   Japan Steel Works, Ltd.                                  49,000       588,042
   Japan Tobacco, Inc.                                          53       259,894
   Komatsu, Ltd.                                            12,000       252,043
   Mitsubishi Electric Corp.                                23,000       236,477
   Nippon Electric Glass Co, Ltd.                           10,500       183,633
   Nomura Holdings, Inc.                                    24,300       505,242
   ORIX Corp.                                                1,030       267,804
   Shin-Etsu Chemical Co, Ltd.                               3,500       213,127
   Sumco Corp.                                              10,400       431,590
   Sumitomo Realty & Development Co, Ltd.                    5,000       189,286
   Taiheiyo Cement Corp.                                    42,900       189,294
   Toho Titanium Co, Ltd.                                    5,100       249,223
   Tokuyama Corp.                                           21,100       368,122
   Tokyu Land Corp.##                                       31,000       352,598
   Toyota Motor Corp.                                        3,900       249,375
   Toyota Tsusho Corp.##                                     7,100       180,995
                                                                     -----------
                                                                       5,990,495
                                                                     -----------
MEXICO - 1.2%
   America Movil SA de CV - ADR                              5,800       277,182
                                                                     -----------
NETHERLANDS - 2.1%
   Koninklijke Philips Electronics NV                        6,450       245,745
   SBM Offshore NV                                           7,236       259,973
                                                                     -----------
                                                                         505,718
                                                                     -----------
NORWAY - 2.9%
   Renewable Energy Corp. AS*                               19,800       446,012
   Yara International ASA                                    9,000       247,334
                                                                     -----------
                                                                         693,346
                                                                     -----------
REPUBLIC OF CHINA - 3.3%
   Bank of Communications Co, Ltd.                          19,000        19,549
   China Communications  Construction Co, Ltd.*            200,000       241,098
   Foxconn International Holdings, Ltd.*                    49,000       150,494
   Nine Dragons Paper Holdings, Ltd.                        71,000       148,646
   Suntech Power Holdings Co, Ltd. - ADR*                    6,700       231,887
                                                                     -----------
                                                                         791,674
                                                                     -----------
SINGAPORE - 1.3%
   City Developments, Ltd.                                  31,000       298,077
                                                                     -----------
SOUTH AFRICA - 1.0%
   Aquarius Platinum, Ltd.                                   7,536       241,813
                                                                     -----------
SWEDEN - 4.2%
   Assa Abloy AB                                            19,600       448,369
   SSAB Svenskt Stal AB Cl. A##                             10,600       325,580
   Telefonaktiebolaget LM Ericsson - ADR                     5,880       218,089
                                                                     -----------
                                                                         992,038
                                                                     -----------
SWITZERLAND - 9.6%
   ABB, Ltd.                                                16,096       274,244
   Julius Baer Holding AG                                    1,769       240,252
   Nestle SA                                                   607       235,307
   Nobel Biocare Holding AG                                    749       271,795
   Phonak Holding AG                                         2,300       175,213
   Roche Holding AG                                          2,003       352,756
   Swatch Group AG                                           4,764       253,458
   Syngenta AG                                               1,370       260,915
   UBS AG                                                    3,851       227,754
                                                                     -----------
                                                                       2,291,694
                                                                     -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       49


                                                         NUMBER OF
                                                           SHARES       VALUE
--------------------------------------------------------------------------------
UNITED KINGDOM - 11.3%
   Barclays PLC                                             16,281   $   230,235
   British Land Co. PLC                                      8,265       247,697
   BT Group PLC                                             89,426       532,764
   Burberry Group PLC                                       19,474       249,416
   Diageo PLC                                                8,360       168,806
   Intercontinental Hotels Group PLC                        11,444       281,918
   International Power PLC                                 100,339       780,312
   Reckitt Benckiser PLC                                     3,645       189,166
                                                                     -----------
                                                                       2,680,314
--------------------------------------------------------------------------------
Total Common Stock (Cost: $18,681,199)                                23,818,406
--------------------------------------------------------------------------------
PREFERRED STOCK - 0.8%
GERMANY - 0.8%
   Hugo Boss AG (Cost: $113,376)                             3,303       191,260
--------------------------------------------------------------------------------
EQUITY-LINKED SECURITIES - 1.1%
INDIA - 1.1%
   Merrill Lynch Reliance Communications, Ltd.*
      01/25/11 (Cost: $226,175)                             28,477       275,173
--------------------------------------------------------------------------------

                                                        PRINCIPAL
                                                         AMOUNT
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 5.6%
MONEY MARKET FUNDS - 5.1%
   Boston Global Investment Trust -
      Enhanced Portfolio, 5.290%**                     $1,216,625     1,216,625
                                                                    -----------
TIME DEPOSITS - 0.5%
   Citibank Nassau
      4.690%, 04/02/07                                    117,605       117,605
-------------------------------------------------------------------------------
Total Short Term Investments (Cost: $1,334,230)                       1,334,230
-------------------------------------------------------------------------------
Total Investments - 107.5% (Cost: $20,354,980)                       25,619,069
-------------------------------------------------------------------------------
Liabilities in Excess of Other Assets - (7.5%)                       (1,792,043)
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $23,827,026
-------------------------------------------------------------------------------

*    NON-INCOME PRODUCING SECURITIES.

**   ALL OF THE SECURITY IS PURCHASED WITH CASH COLLATERAL PROCEEDS FROM
     SECURITIES LOANS.

##   ALL OR A PORTION OF THE FUND'S HOLDINGS IN THIS SECURITY WAS ON LOAN AS OF
     03/31/07.

ADR - AMERICAN DEPOSITORY RECEIPT

SCHEDULE OF INVESTMENTS BY SECTOR
AS OF MARCH 31, 2007

                                                                      PERCENT OF
SECTOR                                                                NET ASSETS
--------------------------------------------------------------------------------
Financial                                                                21.3%
Industrial                                                               21.1
Consumer, Non-cyclical                                                   13.0
Basic Materials                                                          12.1
Consumer, Cyclical                                                        8.7
Communications                                                            8.4
Energy                                                                    7.3
Utilities                                                                 5.8
Technology                                                                3.8
Diversified                                                               0.4
Short Term Investments                                                    5.6
--------------------------------------------------------------------------------
Total Investments                                                       107.5
Liabilities in excess of other assets                                    (7.5)
--------------------------------------------------------------------------------
Net Assets                                                              100.0%
================================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       50


U.S. HIGH YIELD BOND FUND

MANAGEMENT TEAM: DOUGLAS G. FORSYTH, CFA, Portfolio Manager; WILLIAM L.
STICKNEY, Portfolio Manager; JUSTIN KASS, CFA, Portfolio Manager; MICHAEL E.
YEE, Portfolio Manager; ELIZABETH LEMESEVSKI, Analyst; DAVID A. FOSTER, CPA,
CFA, Analyst; JOANNA WILLARS, Analyst; NICOLE D. LARRABEE, Fixed Income Trading
Assistant

CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

GOAL: The U.S. High Yield Bond Fund seeks to deliver total return via high current income and capital growth from a diversified portfolio consisting primarily of lower-rated U.S. corporate fixed-income securities.

MARKET OVERVIEW: Prices of high-yield securities climbed higher between April 1,
2006 and March 31, 2007. The Merrill Lynch High Yield Master II Index rose
11.61%, keeping pace with the 11.83% gain in the S&P 500 Index and outperforming the 5.76% advance in the ten-year Treasury.

The strong performance of high-yield securities was a result of ongoing confidence in the core fundamentals of issuers across the market. For example:

     -    Corporate balance sheets are healthy

     -    Refinancing over the past several years has generally created lower interest expense obligations and extended bond maturities

     -    With the last twelve months' default rate at 0.51%, the default rate remains low and is not expected to change in the future

All industries within the Merrill Lynch High Yield Master II Index generated positive returns. The best-performing industries were cable TV, entertainment and automotive, while the worst performers were real estate, banks and leisure.
The pace of new issuance in the high-yield market was strong, driven by more merger and acquisition financing and, specifically, leveraged buyout issuance.

PERFORMANCE: During the twelve months ended March 31, 2007, the Fund's Class I shares gained 10.76% and the Merrill Lynch High Yield Master II Index advanced
11.61%.

PORTFOLIO SPECIFICS: Many issues in the Fund made significant, positive contributions to return. Top-performing holdings included the bonds of a retailer whose operating statistics improved and those of a paper producer whose merger with another company is expected to save costs and boost industry pricing. However, the combination of low-quality issuer performance and the contributions from Ford and GM weighed on relative performance.

During the period, the Fund was freshened with several new names in a broad range of industries, including telecommunications, energy and chemicals.
Additions to the portfolio represented a mix of secondary market purchases and new issues that passed our diligent credit research process. The Fund continued
to be rewarded for our credit research as the ratio of upgrades to downgrades in the portfolio was positive throughout the fiscal year.

MARKET OUTLOOK: We think the high-yield market remains a compelling area of investment. The economy is healthy, corporate balance sheets are solid and defaults are low. While high-yield spreads versus Treasuries are on the narrow end of historical averages, they should not widen materially against this positive fundamental backdrop. One risk to the high-yield market would be a significant pullback in the economy. However, the stock market's March rebound demonstrates investor confidence in a positive economic outlook.

Nicholas-Applegate recognizes that the long-term driver of total return in a high-yield portfolio is company fundamentals. As such, we continue to build the
Fund one security at a time, performing rigorous credit analysis to identify companies that are capitalizing on change.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN U.S. HIGH YIELD BOND
FUND CLASS I AND II SHARES WITH THE MERRILL LYNCH HIGH YIELD MASTER II INDEX.

                                     [CHART]


             U.S. HIGH YIELD BOND FUND   MERRILL LYNCH HIGH YIELD
                   CLASS I SHARES             MASTER II INDEX
             -------------------------   ------------------------
 7/31/1996            $250,000                   $250,000
 8/31/1996            $256,780                   $253,100
 9/30/1996            $265,702                   $258,997
10/31/1996            $268,927                   $261,251
11/30/1996            $273,926                   $266,502
12/31/1996            $278,314                   $268,714
 1/31/1997            $283,685                   $270,729
 2/28/1997            $289,776                   $274,898
 3/31/1997            $284,740                   $271,132
 4/30/1997            $285,969                   $274,603
 5/31/1997            $298,355                   $280,397
 6/30/1997            $305,705                   $284,743
 7/31/1997            $315,198                   $292,289
 8/31/1997            $318,279                   $291,938
 9/30/1997            $331,438                   $297,193
10/31/1997            $332,537                   $298,708
11/30/1997            $336,209                   $301,516
12/31/1997            $337,882                   $304,411
 1/31/1998            $349,162                   $309,251
 2/28/1998            $353,474                   $310,519
 3/31/1998            $357,326                   $313,469
 4/30/1998            $360,503                   $314,817
 5/31/1998            $361,564                   $316,706
 6/30/1998            $363,444                   $318,352
 7/31/1998            $366,798                   $320,390
 8/31/1998            $346,504                   $304,210
 9/30/1998            $338,199                   $305,001
10/31/1998            $329,809                   $298,474
11/30/1998            $349,778                   $313,965
12/31/1998            $353,159                   $313,400
 1/31/1999            $361,234                   $317,631
 2/28/1999            $360,705                   $315,471
 3/31/1999            $363,377                   $319,130
 4/30/1999            $374,002                   $324,970
 5/31/1999            $369,987                   $321,981
 6/30/1999            $372,230                   $321,176
 7/31/1999            $374,483                   $321,593
 8/31/1999            $371,599                   $318,184
 9/30/1999            $371,449                   $316,912
10/31/1999            $372,224                   $315,200
11/30/1999            $380,164                   $319,298
12/31/1999            $386,897                   $321,214
 1/31/2000            $387,057                   $319,993
 2/29/2000            $390,727                   $320,665
 3/31/2000            $386,070                   $315,951
 4/30/2000            $389,146                   $315,951
 5/31/2000            $385,409                   $311,970
 6/30/2000            $395,091                   $317,991
 7/31/2000            $397,567                   $319,708
 8/31/2000            $397,746                   $322,842
 9/30/2000            $391,185                   $320,065
10/31/2000            $380,829                   $309,887
11/30/2000            $363,795                   $297,987
12/31/2000            $373,720                   $304,782
 1/31/2001            $395,712                   $324,074
 2/28/2001            $400,493                   $329,000
 3/31/2001            $389,078                   $322,420
 4/30/2001            $385,667                   $318,035
 5/31/2001            $388,021                   $323,633
 6/30/2001            $378,357                   $315,121
 7/31/2001            $383,154                   $320,226
 8/31/2001            $385,571                   $322,756
 9/30/2001            $362,546                   $300,453
10/31/2001            $375,106                   $310,068
11/30/2001            $387,099                   $320,982
12/31/2001            $384,991                   $318,447
 1/31/2002            $385,179                   $320,198
 2/28/2002            $383,435                   $315,971
 3/31/2002            $390,696                   $323,934
 4/30/2002            $395,842                   $329,117
 5/31/2002            $395,842                   $326,583
 6/30/2002            $384,206                   $301,305
 7/31/2002            $380,163                   $289,614
 8/31/2002            $385,460                   $296,855
 9/30/2002            $380,946                   $292,224
10/31/2002            $381,201                   $289,769
11/30/2002            $400,056                   $307,880
12/31/2002            $400,266                   $312,375
 1/31/2003            $402,378                   $321,746
 2/28/2003            $405,796                   $326,090
 3/31/2003            $416,531                   $334,698
 4/30/2003            $435,321                   $354,144
 5/31/2003            $435,110                   $358,217
 6/30/2003            $448,232                   $368,247
 7/31/2003            $446,464                   $363,239
 8/31/2003            $450,461                   $367,888
 9/30/2003            $460,276                   $377,858
10/31/2003            $468,138                   $385,680
11/30/2003            $471,537                   $391,002
12/31/2003            $482,499                   $400,269
 1/31/2004            $487,775                   $406,753
 2/29/2004            $484,768                   $406,306
 3/31/2004            $485,937                   $409,028
 4/30/2004            $485,699                   $406,329
 5/31/2004            $478,128                   $399,949
 6/30/2004            $483,852                   $405,748
 7/31/2004            $488,168                   $411,226
 8/30/2004            $495,902                   $418,710
 9/30/2004            $502,722                   $424,530
10/31/2004            $511,067                   $432,724
11/30/2004            $515,206                   $437,224
12/31/2004            $521,647                   $443,826
 1/31/2005            $521,542                   $443,383
 2/28/2005            $526,445                   $449,723
 3/31/2005            $512,125                   $437,445
 4/30/2005            $507,926                   $432,765
 5/31/2005            $516,916                   $440,511
 6/30/2005            $524,825                   $448,881
 7/31/2005            $532,750                   $455,928
 8/31/2005            $533,922                   $457,570
 9/30/2005            $531,946                   $452,994
10/31/2005            $529,446                   $449,687
11/30/2005            $533,841                   $451,846
12/31/2005            $539,339                   $455,957
 1/31/2006            $544,355                   $463,162
 2/28/2006            $548,819                   $466,080
 3/31/2006            $550,026                   $469,016
 4/30/2006            $553,491                   $471,830
 5/31/2006            $551,388                   $471,736
 6/30/2006            $550,451                   $469,943
 7/31/2006            $555,075                   $474,971
 8/31/2006            $561,402                   $482,666
 9/30/2006            $568,925                   $488,892
10/31/2006            $577,061                   $496,128
11/30/2006            $584,967                   $504,066
12/31/2006            $592,337                   $509,611
 1/31/2007            $596,543                   $515,064
 2/28/2007            $605,491                   $522,223
 3/31/2007            $608,579                   $523,320


Annualized Total Returns As of 3/31/2007

                                           1 YEAR   5 YEARS   10 YEARS
----------------------------------------------------------------------
U.S. High Yield Bond Fund Class I          10.76%     9.29%     7.90%
----------------------------------------------------------------------
Merrill Lynch High Yield Master II Index   11.61%    10.07%     6.66%
----------------------------------------------------------------------

                                       51


                                     [CHART]


             U.S. HIGH YIELD BOND FUND   MERRILL LYNCH HIGH YIELD
                  CLASS II SHARES             MASTER II INDEX
             -------------------------   ------------------------
 7/31/1996            $250,000                   $250,000
 8/31/1996            $256,775                   $253,100
 9/30/1996            $265,685                   $258,997
10/31/1996            $268,900                   $261,251
11/30/1996            $273,901                   $266,502
12/31/1996            $278,284                   $268,714
 1/31/1997            $283,655                   $270,729
 2/28/1997            $289,753                   $274,898
 3/31/1997            $284,712                   $271,132
 4/30/1997            $285,936                   $274,603
 5/31/1997            $298,317                   $280,397
 6/30/1997            $305,655                   $284,743
 7/31/1997            $315,161                   $292,289
 8/31/1997            $318,250                   $291,938
 9/30/1997            $331,394                   $297,193
10/31/1997            $332,487                   $298,708
11/30/1997            $336,145                   $301,516
12/31/1997            $337,825                   $304,411
 1/31/1998            $349,109                   $309,251
 2/28/1998            $353,438                   $310,519
 3/31/1998            $357,290                   $313,469
 4/30/1998            $360,470                   $314,817
 5/31/1998            $361,515                   $316,706
 6/30/1998            $363,395                   $318,352
 7/31/1998            $366,738                   $320,390
 8/31/1998            $346,458                   $304,210
 9/30/1998            $338,143                   $305,001
10/31/1998            $329,757                   $298,474
11/30/1998            $349,707                   $313,965
12/31/1998            $353,099                   $313,400
 1/31/1999            $361,185                   $317,631
 2/28/1999            $360,644                   $315,471
 3/31/1999            $363,312                   $319,130
 4/30/1999            $373,921                   $324,970
 5/31/1999            $369,883                   $321,981
 6/30/1999            $372,139                   $321,176
 7/31/1999            $374,409                   $321,593
 8/31/1999            $371,526                   $318,184
 9/30/1999            $371,377                   $316,912
10/31/1999            $372,157                   $315,200
11/30/1999            $380,084                   $319,298
12/31/1999            $386,812                   $321,214
 1/31/2000            $386,967                   $319,993
 2/29/2000            $390,643                   $320,665
 3/31/2000            $385,994                   $315,951
 4/30/2000            $389,082                   $315,951
 5/31/2000            $385,347                   $311,970
 6/30/2000            $395,019                   $317,991
 7/31/2000            $397,508                   $319,708
 8/31/2000            $397,667                   $322,842
 9/30/2000            $391,105                   $320,065
10/31/2000            $380,741                   $309,887
11/30/2000            $363,722                   $297,987
12/31/2000            $373,651                   $304,782
 1/31/2001            $395,622                   $324,074
 2/28/2001            $400,409                   $329,000
 3/31/2001            $388,997                   $322,420
 4/30/2001            $385,574                   $318,035
 5/31/2001            $387,926                   $323,633
 6/30/2001            $378,267                   $315,121
 7/31/2001            $383,071                   $320,226
 8/31/2001            $385,484                   $322,756
 9/30/2001            $362,471                   $300,453
10/31/2001            $375,012                   $310,068
11/30/2001            $387,013                   $320,982
12/31/2001            $384,923                   $318,447
 1/31/2002            $385,115                   $320,198
 2/28/2002            $383,382                   $315,971
 3/31/2002            $390,628                   $323,934
 4/30/2002            $395,784                   $329,117
 5/31/2002            $395,784                   $326,583
 6/30/2002            $384,148                   $301,305
 7/31/2002            $380,115                   $289,614
 8/31/2002            $385,398                   $296,855
 9/30/2002            $380,889                   $292,224
10/31/2002            $381,156                   $289,769
11/30/2002            $400,023                   $307,880
12/31/2002            $400,223                   $312,375
 1/31/2003            $402,344                   $321,746
 2/28/2003            $405,764                   $326,090
 3/31/2003            $416,517                   $334,698
 4/30/2003            $435,302                   $354,144
 5/31/2003            $435,084                   $358,217
 6/30/2003            $448,224                   $368,247
 7/31/2003            $446,476                   $363,239
 8/31/2003            $450,360                   $367,888
 9/30/2003            $460,223                   $377,858
10/31/2003            $468,093                   $385,680
11/30/2003            $471,042                   $391,002
12/31/2003            $482,017                   $400,269
 1/31/2004            $487,801                   $406,753
 2/29/2004            $484,826                   $406,306
 3/31/2004            $486,038                   $409,028
 4/30/2004            $485,357                   $406,329
 5/31/2004            $477,786                   $399,949
 6/30/2004            $483,519                   $405,748
 7/31/2004            $487,871                   $411,226
 8/30/2004            $495,628                   $418,710
 9/30/2004            $502,468                   $424,530
10/31/2004            $510,859                   $432,724
11/30/2004            $515,048                   $437,224
12/31/2004            $521,537                   $443,826
 1/31/2005            $520,912                   $443,383
 2/28/2005            $526,329                   $449,723
 3/31/2005            $512,013                   $437,445
 4/30/2005            $507,814                   $432,765
 5/31/2005            $516,346                   $440,511
 6/30/2005            $524,814                   $448,881
 7/31/2005            $532,791                   $455,928
 8/31/2005            $534,016                   $457,570
 9/30/2005            $531,560                   $452,994
10/31/2005            $529,062                   $449,687
11/30/2005            $534,035                   $451,846
12/31/2005            $539,055                   $455,957
 1/31/2006            $544,068                   $463,162
 2/28/2006            $549,128                   $466,080
 3/31/2006            $550,391                   $469,016
 4/30/2006            $553,308                   $471,830
 5/31/2006            $551,814                   $471,736
 6/30/2006            $550,324                   $469,943
 7/31/2006            $555,002                   $474,971
 8/31/2006            $561,939                   $482,666
 9/30/2006            $568,963                   $488,892
10/31/2006            $577,157                   $496,128
11/30/2006            $585,698                   $504,066
12/31/2006            $592,551                   $509,611
 1/31/2007            $597,410                   $515,064
 2/28/2007            $605,834                   $522,223
 3/31/2007            $609,529                   $523,320


Annualized Total Returns As of 3/31/2007

                                           1 YEAR   5 YEARS   10 YEARS
----------------------------------------------------------------------
U.S. High Yield Bond Fund Class II         10.85%     9.32%     7.91%
----------------------------------------------------------------------
Merrill Lynch High Yield Master II Index   11.61%    10.07%     6.66%
----------------------------------------------------------------------

THE GRAPHS ABOVE SHOW THE VALUE OF A HYPOTHETICAL $250,000 INVESTMENT IN THE
FUND'S CLASS I AND II SHARES COMPARED WITH THE MERRILL LYNCH HIGH YIELD MASTER
II INDEX FOR THE PERIODS INDICATED. THE FUND'S CLASS I AND II SHARES CALCULATE
THEIR PERFORMANCE BASED UPON THE HISTORICAL PERFORMANCE OF THEIR CORRESPONDING
SERIES OF NICHOLAS-APPLEGATE MUTUAL FUNDS (RENAMED ING MUTUAL FUNDS), ADJUSTED
TO REFLECT ALL FEES AND EXPENSES APPLICABLE TO THE FUND'S CLASS I AND II SHARES.
THE NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS' CLASS I SHARES WERE FIRST AVAILABLE
ON MAY 7, 1999 AND CLASS II SHARES ON JUNE 30, 2003. THE HISTORICAL PERFORMANCE
OF CLASS II SHARES INCLUDES THE PERFORMANCE OF CLASS I SHARES FOR PERIODS PRIOR
TO THE INCEPTION OF CLASS II. AVERAGE ANNUAL TOTAL RETURN FIGURES INCLUDE
CHANGES IN PRINCIPAL VALUE, REINVESTED DIVIDENDS, AND CAPITAL GAIN
DISTRIBUTIONS. THE TOTAL RETURNS SHOWN ABOVE DO NOT SHOW THE EFFECTS OF INCOME
TAXES ON AN INDIVIDUAL'S INVESTMENT. IN MOST CASES, TAXES MAY REDUCE YOUR ACTUAL
INVESTMENT RETURNS ON INCOME OR GAINS PAID BY THE FUND OR ANY GAINS YOU MAY
REALIZE IF YOU SELL YOUR SHARES. PAST PERFORMANCE CANNOT GUARANTEE FUTURE
RESULTS.

THE MERRILL LYNCH HIGH YIELD MASTER II INDEX IS AN UNMANAGED INDEX CONSISTING OF
U.S. DOLLAR DENOMINATED BONDS THAT ARE ISSUED IN COUNTRIES HAVING A BBB3 OR
HIGHER DEBT RATING WITH AT LEAST ONE YEAR REMAINING UNTIL MATURITY. ALL BONDS
MUST HAVE A CREDIT RATING BELOW INVESTMENT GRADE BUT NOT IN DEFAULT.

THE UNMANAGED INDEX DIFFERS FROM THE FUND IN COMPOSITION, DOES NOT PAY
MANAGEMENT FEES OR EXPENSES AND INCLUDES REINVESTED INCOME AND DIVIDENDS. ONE
CANNOT INVEST DIRECTLY IN AN INDEX.

BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE
DIRECTION FROM INTEREST RATES. SINCE MARKETS CAN GO DOWN AS WELL AS UP,
INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS. YOU
MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

                                       52


SCHEDULE OF INVESTMENTS
As of March 31, 2007

                                                          PRINCIPAL
                                                           AMOUNT        VALUE
--------------------------------------------------------------------------------
CORPORATE BONDS - 89.7%
ADVERTISING SALES - 0.4%
   Lamar Media Corp.
      6.625%, 08/15/15                                   $  405,000   $  394,875
                                                                      ----------
ADVERTISING SERVICES - 1.4%
   RH Donnelley Corp.
      8.875%, 01/15/16                                    1,275,000    1,354,687
                                                                      ----------
AEROSPACE/DEFENSE-EQUIPMENT - 1.8%
   BE Aerospace, Inc.
      8.875%, 05/01/11                                    1,265,000    1,304,531
   TransDigm, Inc. 144A#
      7.750%, 07/15/14                                      400,000      413,000
                                                                      ----------
                                                                       1,717,531
                                                                      ----------
AGRICULTURAL CHEMICALS - 0.7%
   The Mosaic Co. 144A#
      7.625%, 12/01/16                                      680,000      717,400
                                                                      ----------
AIRLINES - 0.4%
   Continental Airlines, Inc.
      8.750%, 12/01/11                                      405,000      396,900
                                                                      ----------
APPAREL MANUFACTURERS - 4.0%
   Levi Strauss & Co.
      9.750%, 01/15/15                                    1,025,000    1,124,937
   Oxford Industries, Inc.
      8.875%, 06/01/11                                    1,360,000    1,407,600
   Phillips-Van Heusen
      8.125%, 05/01/13                                    1,300,000    1,365,000
                                                                      ----------
                                                                       3,897,537
                                                                      ----------
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL - 2.8%
   Accuride Corp.
      8.500%, 02/01/15                                    1,355,000    1,365,163
   American Axle & Manufacturing, Inc.
      7.875%, 03/01/17                                    1,350,000    1,346,625
                                                                      ----------
                                                                       2,711,788
                                                                      ----------
CABLE TV - 5.7%
   CCH I Holdings LLC/CCH I
      Holdings Capital Corp.
      11.000%, 10/01/15                                     640,000      664,000
   CSC Holdings, Inc.
      7.625%, 04/01/11                                      520,000      533,000
   Echostar DBS Corp.
      7.125%, 02/01/16                                    1,175,000    1,213,188
   LodgeNet Entertainment Corp.
      9.500%, 06/15/13                                    1,425,000    1,557,219
   Mediacom Broadband LLC 144A#
      8.500%, 10/15/15                                      760,000      777,100
   Mediacom LLC/Mediacom Capital Corp.
      9.500%, 01/15/13                                      780,000      804,375
                                                                      ----------
                                                                       5,548,882
                                                                      ----------
CASINO HOTELS - 1.2%
   Wynn Las Vegas LLC/Wynn Las
      Vegas Capital Corp.
      6.625%, 12/01/14                                    1,225,000    1,212,750
                                                                      ----------
CELLULAR TELECOMMUNICATIONS - 1.3%
   Cricket Communications, Inc. 144A#
      9.375%, 11/01/14                                    1,200,000    1,272,000
                                                                      ----------
CHEMICALS-DIVERSIFIED - 1.7%
   Lyondell Chemical Co.
      10.875%, 05/01/09                                     730,000      733,650
   Lyondell Chemical Co.
      8.250%, 09/15/16                                      905,000      968,350
                                                                      ----------
                                                                       1,702,000
                                                                      ----------
COMMERCIAL SERVICES - 1.0%
   Vertrue, Inc.
      9.250%, 04/01/14                                      850,000      930,750
                                                                      ----------
COMPUTER SERVICES - 1.5%
   Unisys Corp.
      8.000%, 10/15/12                                    1,415,000    1,418,537
                                                                      ----------
CONSUMER PRODUCTS-MISCELLANEOUS - 2.3%
   Central Garden and Pet Co.
      9.125%, 02/01/13                                      905,000      943,463
   Jarden Corp.
      7.500%, 05/01/17                                    1,315,000    1,328,150
                                                                      ----------
                                                                       2,271,613
                                                                      ----------
CONTAINERS-METAL/GLASS - 1.4%
   Crown Americas LLC / Crown
      Americas Capital Corp.
      7.750%, 11/15/15                                    1,345,000    1,398,800
                                                                      ----------
DIALYSIS CENTERS - 0.9%
   DaVita, Inc.
      7.250%, 03/15/15                                      875,000      884,844
                                                                      ----------
DIVERSIFIED OPERATIONS/COMMERCIAL SERVICES - 1.0%
   Aramark Corp. 144A#
      8.500%, 02/01/15                                      925,000      962,000
                                                                      ----------
ELECTRONIC COMPONENTS-SEMICONDUCTORS - 1.2%
   Freescale Semiconductor, Inc. 144A#
      10.125%, 12/15/16                                   1,215,000    1,218,038
                                                                      ----------
ELECTRONIC MEASURE INSTRUMENTS - 1.3%
   Itron, Inc.
      7.750%, 05/15/12                                    1,235,000    1,259,700
                                                                      ----------
FINANCE-AUTO LOANS - 3.3%
   Ford Motor Credit Co.
      9.875%, 08/10/11                                    1,060,000    1,122,544
   Ford Motor Credit Co.
      7.000%, 10/01/13                                      730,000      678,599
   GMAC LLC
      6.750%, 12/01/14                                    1,465,000    1,440,230
                                                                      ----------
                                                                       3,241,373
                                                                      ----------
FINANCE-INVESTMENT BANKERS/BROKERS - 1.1%
   E*Trade Financial Corp.
      8.000%, 06/15/11                                    1,015,000    1,068,288
                                                                      ----------
FINANCE-OTHER SERVICES - 0.7%
   Alamosa Delaware, Inc.
      11.000%, 07/31/10                                     660,000      705,394
                                                                      ----------
FOOD-WHOLESALE/DISTRIBUTION - 1.1%
   Supervalu, Inc.
      7.500%, 11/15/14                                    1,010,000    1,052,925
                                                                      ----------
FUNERAL SERVICES & RELATED ITEMS - 0.5%
   Service Corp.
      7.000%, 06/15/17                                      515,000      518,862
                                                                      ----------
INDEPENDENT POWER PRODUCER - 1.6%
   NRG Energy, Inc.
      7.375%, 01/15/17                                    1,565,000    1,606,081
                                                                      ----------
INVESTMENT COMPANIES - 1.0%
   Yankee Acquisition Corp. 144A#
      8.500%, 02/15/15                                      990,000    1,002,375
                                                                      ----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       53


                                                        PRINCIPAL
                                                          AMOUNT        VALUE
--------------------------------------------------------------------------------
MACHINERY-CONSTRUCTION & MINING - 0.3%
   Terex Corp.
      7.375%, 01/15/14                                  $  235,000   $   242,050
                                                                     -----------
MACHINERY-FARM - 1.5%
   Case New Holland, Inc.
      9.250%, 08/01/11                                   1,415,000     1,485,750
                                                                     -----------
MEDICAL-HOSPITALS - 1.5%
   HCA, Inc. 144A#
      9.250%, 11/15/16                                   1,335,000     1,440,131
                                                                     -----------
MEDICAL-NURSING HOMES - 0.4%
   Sun Healthcare Group, Inc. 144A#
      9.125%, 04/15/15                                     390,000       399,750
                                                                     -----------
MEDICAL-OUTPATIENT/HOME MEDICAL CARE - 2.0%
   Res-Care, Inc.
      7.750%, 10/15/13                                   1,960,000     1,999,200
                                                                     -----------
METAL-DIVERSIFIED - 1.2%
   Freeport-McMoRan Copper & Gold, Inc.
      8.375%, 04/01/17                                   1,070,000     1,156,938
                                                                     -----------
NETWORKING PRODUCTS - 0.7%
   Anixter International, Inc.
      5.950%, 03/01/15                                     750,000       705,000
                                                                     -----------
NON-FERROUS METALS - 1.1%
   PNA Group, Inc. 144A#
      10.750%, 09/01/16                                  1,010,000     1,085,750
                                                                     -----------
NON-HAZARDOUS WASTE DISPOSAL - 0.5%
   WCA Waste Corp.
      9.250%, 06/15/14                                     475,000       504,687
                                                                     -----------
OFFICE SUPPLIES & FORMS - 1.1%
   ACCO Brands Corp.
      7.625%, 08/15/15                                   1,030,000     1,030,000
                                                                     -----------
OIL FIELD MACHINERY & EQUIPMENT - 1.5%
   Complete Production Services, Inc. 144A#
      8.000%, 12/15/16                                   1,400,000     1,435,000
                                                                     -----------
OPTICAL SUPPLIES - 0.5%
   Advanced Medical Optics, Inc. 144A#
      7.500%, 05/01/17                                     465,000       468,488
                                                                     -----------
PAPER & RELATED PRODUCTS - 1.6%
   Neenah Paper, Inc.
      7.375%, 11/15/14                                   1,650,000     1,592,250
                                                                     -----------
PHYSICAL THERAPY/REHABILITATION CENTERS - 1.7%
   Psychiatric Solutions, Inc.
      7.750%, 07/15/15                                   1,595,000     1,618,925
                                                                     -----------
PIPELINES - 1.9%
   Copano Energy LLC
      8.125%, 03/01/16                                   1,745,000     1,806,075
                                                                     -----------
PRINTING-COMMERCIAL - 1.5%
   Cenveo Corp.
      7.875%, 12/01/13                                   1,530,000     1,499,400
                                                                     -----------
RENTAL AUTO/EQUIPMENT - 2.9%
   United Rentals North America, Inc.
      7.000%, 02/15/14                                   1,245,000     1,241,887
   Williams Scotsman, Inc.
      8.500%, 10/01/15                                   1,525,000     1,597,438
                                                                     -----------
                                                                       2,839,325
                                                                     -----------
RETAIL-APPAREL/SHOE - 0.9%
   Brown Shoe Co, Inc.
      8.750%, 05/01/12                                     785,000       832,100
                                                                     -----------
RETAIL-COMPUTER EQUIPMENT - 0.7%
   GSC Holdings Corp.
   8.000%, 10/01/12                                        670,000       710,200
                                                                     -----------
RETAIL-DRUG STORE - 1.1%
   Rite Aid Corp.
      8.625%, 03/01/15                                     500,000       473,750
   Rite Aid Corp.
      7.500%, 03/01/17                                     655,000       646,812
                                                                     -----------
                                                                       1,120,562
                                                                     -----------
RETAIL-PROPANE DISTRIBUTION - 2.7%
   Inergy LP/Inergy Finance Corp.
      8.250%, 03/01/16                                   1,525,000     1,601,250
   Star Gas Partners LP/Star Gas Finance Co.
      10.250%, 02/15/13                                    975,000     1,035,937
                                                                     -----------
                                                                       2,637,187
                                                                     -----------
RETAIL-REGIONAL DEPARTMENT STORES - 2.7%
   Neiman-Marcus Group, Inc.
      10.375%, 10/15/15                                  1,110,000     1,237,650
   The Bon-Ton Stores, Inc.
      10.250%, 03/15/14                                  1,265,000     1,358,294
                                                                     -----------
                                                                       2,595,944
                                                                     -----------
RETAIL-VIDEO RENTAL - 1.4%
   Blockbuster, Inc.
      9.000%, 09/01/12                                   1,345,000     1,358,450
                                                                     -----------
SEISMIC DATA COLLECTION - 1.0%
   Seitel, Inc. 144A#
      9.750%, 02/15/14                                     920,000       931,500
                                                                     -----------
SPECIAL PURPOSE ENTITY - 6.1%
   AMR HoldCo, Inc./ EmCare HoldCo, Inc.
      10.000%, 02/15/15                                  1,500,000     1,650,000
   Hughes Network Systems LLC/HNS
      Finance Corp.
      9.500%, 04/15/14                                   1,135,000     1,194,588
   Idearc, Inc. 144A#
      8.000%, 11/15/16                                   1,295,000     1,332,231
   MedCath Holdings Corp.
      9.875%, 07/15/12                                     473,000       512,022
   Sensus Metering Systems, Inc.
      8.625%, 12/15/13                                   1,240,000     1,255,500
                                                                     -----------
                                                                       5,944,341
                                                                     -----------
STEEL-PRODUCERS - 0.6%
   Steel Dynamics, Inc. 144A#
      6.750%, 04/01/15                                     555,000       556,387
                                                                     -----------
TELECOMMUNICATIONS SERVICES - 4.1%
   Mastec, Inc. 144A#
      7.625%, 02/01/17                                     995,000     1,007,437
   Time Warner Telecom Holdings, Inc.
      9.250%, 02/15/14                                   1,125,000     1,203,750
   West Corp. 144A#
      9.500%, 10/15/14                                     810,000       838,350
   West Corp. 144A#
      11.000%, 10/15/16                                    920,000       970,600
                                                                     -----------
                                                                       4,020,137
                                                                     -----------
TELEPHONE-INTEGRATED - 5.2%
   Level 3 Financing, Inc.
      12.250%, 03/15/13                                     90,000       105,300
   Level 3 Financing, Inc. 144A#
      9.250%, 11/01/14                                   1,065,000     1,094,288

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       54


                                                        PRINCIPAL
                                                          AMOUNT        VALUE
--------------------------------------------------------------------------------
   Qwest Capital Funding, Inc.
      7.250%, 02/15/11                                  $1,935,000    $1,980,956
   Windstream Corp.
      8.625%, 08/01/16                                   1,745,000     1,908,594
                                                                     -----------
                                                                       5,089,138
--------------------------------------------------------------------------------
Total Corporate Bonds (Cost: $83,896,512)                             87,570,595
--------------------------------------------------------------------------------
FOREIGN CORPORATE BONDS - 6.5%
CELLULAR TELECOMMUNICATIONS - 3.1%
Millicom International Cellular SA
10.000%, 12/01/13                                        1,885,000     2,064,075
Rogers Wireless, Inc.
8.000%, 12/15/12                                           925,000       980,500
                                                                     -----------
                                                                       3,044,575
                                                                     -----------
OIL COMPANIES-EXPLORATION & PRODUCTION - 0.7%
   OPTI Canada, Inc. 144A#
      8.250%, 12/15/14                                     670,000       696,800
                                                                     -----------
PAPER & RELATED PRODUCTS - 1.1%
   Domtar, Inc.
      7.125%, 08/15/15                                   1,055,000     1,049,725
                                                                     -----------
SATELLITE TELECOMMUNICATIONS - 1.6%
   Intelsat Subsidiary Holding Co, Ltd.
      8.250%, 01/15/13                                   1,520,000     1,584,600
--------------------------------------------------------------------------------
Total Foreign Corporate Bonds (Cost: $5,977,580)                       6,375,700
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 1.3%
TIME DEPOSIT - 1.3%
   Citibank Nassau
      4.690%, 04/02/07
      (Cost: $1,309,776)                                 1,309,776     1,309,776
--------------------------------------------------------------------------------
Total Investments - 97.5% (Cost: $91,183,868)                         95,256,071
--------------------------------------------------------------------------------
Other Assets in Excess of Liabilities - 2.5%                           2,472,221
--------------------------------------------------------------------------------
Net Assets - 100.0%                                                  $97,728,292
--------------------------------------------------------------------------------

#    144A SECURITY. CERTAIN CONDITION FOR PUBLIC SALE MAY EXIST. THE TOTAL
     MARKET VALUE OF 144A SECURITIES OWNED AT MARCH 31, 2007 WAS $18,618,625 OR
     19.05% OF NET ASSETS.

SCHEDULE OF INVESTMENTS BY SECTOR
as of March 31, 2007

                                                                      PERCENT OF
SECTOR                                                                NET ASSETS
--------------------------------------------------------------------------------
Communications                                                           23.6%
Consumer, Non-cyclical                                                   18.3
Consumer, Cyclical                                                       17.9
Financial                                                                12.2
Basic Materials                                                           8.1
Industrial                                                                6.8
Energy                                                                    5.0
Technology                                                                2.7
Utilities                                                                 1.6
Short Term Investments                                                    1.3
--------------------------------------------------------------------------------
Total Investments                                                        97.5
Other assets in excess of liabilities                                     2.5
--------------------------------------------------------------------------------
Net Assets                                                              100.0%
================================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       55


NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
FINANCIAL HIGHLIGHTS

For a Class I share outstanding during the period indicated


                                                                                                       DISTRIBUTIONS FROM:
                                                                                                   --------------------------
                                     NET ASSET          NET           NET REALIZED    TOTAL FROM       NET           NET
                                       VALUE,       INVESTMENT       AND UNREALIZED   INVESTMENT   INVESTMENT     REALIZED
                                     BEGINNING   INCOME (LOSS) (1)    GAINS (LOSS)    OPERATIONS     INCOME     CAPITAL GAINS
-----------------------------------------------------------------------------------------------------------------------------
U.S. EQUITY FUNDS
U.S. MICRO CAP
   For the year ended 03/31/07         $17.43          $(0.12)           $(0.19)        $(0.31)      $   --         $(1.79)
   For the year ended 03/31/06          12.83           (0.11)             5.06           4.95           --          (0.35)
   For the year ended 03/31/05          14.69           (0.09)            (1.09)         (1.18)          --          (0.68)
   For the year ended 03/31/04           7.44           (0.13)             7.38           7.25           --             --
   For the year ended 03/31/03          10.88           (0.12)            (3.32)         (3.44)          --             --
U.S. EMERGING GROWTH
   For the year ended 03/31/07         $13.90          $(0.07)           $ 0.19(6)      $ 0.12       $   --         $(0.93)
   For the year ended 03/31/06           9.77           (0.11)             4.25           4.14           --          (0.01)
   For the year ended 03/31/05           9.61           (0.07)             0.23           0.16           --             --
   For the year ended 03/31/04           6.32           (0.09)             3.38           3.29           --             --
   For the year ended 03/31/03           9.59           (0.07)            (3.20)         (3.27)          --             --
U.S. SMALL CAP VALUE
   For the year ended 03/31/07         $19.85          $ 0.06            $ 1.90         $ 1.96       $(0.08)        $(2.44)
   For the year ended 03/31/06          17.40            0.11              3.58           3.69        (0.06)         (1.18)
   For the year ended 03/31/05          17.64            0.02              2.06           2.08        (0.01)         (2.31)
   For the year ended 03/31/04          10.23            0.03              7.86           7.89        (0.02)         (0.46)
   For the year ended 03/31/03          15.62            0.07             (3.29)         (3.22)       (0.12)         (2.05)
U.S. SYSTEMATIC LARGE CAP GROWTH
   For the year ended 03/31/07         $17.86          $ 0.02            $ 1.89         $ 1.91       $   --         $   --
   For the year ended 03/31/06          15.67            0.03              2.16           2.19           --             --
   For the year ended 03/31/05          15.06            0.07              0.54           0.61           --             --
   For the year ended 03/31/04          12.73           (0.02)             2.35           2.33           --             --
   For the year ended 03/31/03          18.08           (0.05)            (5.30)         (5.35)          --             --
U.S. SYSTEMATIC MID CAP GROWTH
   For the year ended 03/31/07         $13.02          $(0.04)           $ 1.37         $ 1.33       $   --         $(0.58)
   For the year ended 03/31/06          10.69           (0.04)             2.85           2.81           --          (0.48)
   For the year ended 03/31/05           9.89           (0.04)             0.84           0.80           --             --
   2/27/04 (Commenced) to 03/31/04      10.00            0.00(9)          (0.11)         (0.11)          --             --
U.S. CONVERTIBLE
   For the year ended 03/31/07         $24.57          $ 0.45            $ 2.03         $ 2.48       $(0.47)        $(2.23)
   For the year ended 03/31/06          22.44            0.27              3.45           3.72        (0.55)         (1.04)
   For the year ended 03/31/05          23.11            0.39              0.66           1.05        (0.45)         (1.27)
   For the year ended 03/31/04          17.72            0.55              5.43           5.98        (0.59)            --
   For the year ended 03/31/03          21.35            0.63             (3.55)         (2.92)       (0.71)            --


(1)  NET INVESTMENT INCOME PER SHARE IS CALCULATED BY DIVIDING NET INVESTMENT
     INCOME FOR THE PERIOD BY THE AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

(2)  TOTAL RETURNS ARE NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

(3)  RATIOS ARE ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR. EXPENSE
     REIMBURSEMENTS REFLECT VOLUNTARY REDUCTIONS TO TOTAL EXPENSES, AS DISCUSSED
     IN THE NOTES TO FINANCIAL STATEMENTS. SUCH AMOUNTS WOULD DECREASE NET
     INVESTMENT INCOME (LOSS) RATIOS HAD SUCH REDUCTIONS NOT OCCURRED.

(4)  NET EXPENSES INCLUDE CERTAIN ITEMS NOT SUBJECT TO EXPENSE REIMBURSEMENT.

(5)  THE BOARD OF TRUSTEES APPROVED THE AMENDMENTS TO THE EXPENSE LIMITATION
     AGREEMENT WHEREBY OVERALL OPERATING EXPENSES (EXCLUDING TAXES, INTEREST,
     BROKERAGE AND EXTRAORDINARY EXPENSES), OF THE U.S. MICRO CAP, U.S.
     SYSTEMATIC LARGE CAP GROWTH, GLOBAL SELECT, INTERNATIONAL GROWTH, AND U.S.
     HIGH YIELD BOND DO NOT EXCEED 1.56%, 1.00%, 1.20%, 1.40%, AND 0.75% FOR THE
     PERIOD 04/01/02 TO 06/30/02, 1.56%, 0.90%, 1.05%, 1.15%, AND 0.75% PERIOD
     07/01/02 TO 01/21/03, 1.40%, 1.00%, 1.10%, 1.15%, AND 0.80% FOR THE PERIOD
     01/22/03 TO 03/31/03, RESPECTIVELY. U.S. EMERGING GROWTH, U.S. SMALL CAP
     VALUE, U.S. EQUITY GROWTH, CONVERTIBLE AND INTERNATIONAL GROWTH
     OPPORTUNITIES HAD RATES THROUGHOUT THE YEAR OF 1.25%, 1.30%, 1.00%, 1.00%
     AND 1.40% RESPECTIVELY.

(6)  THE FUND RECEIVED $28,454 FROM A SECURITY LITIGATION SETTLEMENT DURING THE
     YEAR WHICH IS REFLECTED IN REALIZED GAINS. THIS EVENT HAD A $0.05 PER SHARE
     IMPACT TO THE FUND.

(7)  THE BOARD OF TRUSTEES APPROVED THE AMENDMENTS TO THE EXPENSES LIMITATION
     AGREEMENT WHERE BY OVERALL OPERATING EXPENSES (EXCLUDING TAXES, INTEREST,
     BROKERAGE AND EXTRAORDINARY EXPENSES), OF THE U.S. MICRO CAP, U.S. EMERGING
     GROWTH, U.S. SYSTEMATIC LARGE CAP GROWTH, U.S. EQUITY GROWTH, U.S.
     CONVERTIBLE, GLOBAL SELECT, INTERNATIONAL GROWTH, INTERNATIONAL GROWTH
     OPPORTUNITIES, AND U.S. HIGH YIELD BOND DO NOT EXCEED 1.40%, 1.25%, 1.00%,
     1.00%, 1.00%, 1.10%, 1.15%, AND 0.60% FOR THE PERIOD 04/01/03 TO 07/28/03,
     1.56%, 1.48%, 1.12%, 1.23%, 1.02%, 1.16%, 1.41%, 1.56%, AND 0.63% FOR THE
     PERIOD 07/29/03 TO 03/31/04, RESPECTIVELY. U.S. SMALL CAP VALUE DOES NOT
     EXCEED 1.30% FOR THE PERIOD 04/01/03 TO 07/28/03, 1.45% FOR THE PERIOD
     07/29/03 TO 02/23/04, 1.30% FOR THE PERIOD 02/24/04 TO 03/31/04. U.S.
     SYSTEMATIC MID CAP GROWTH DID NOT EXCEED 1.33% FOR THE PERIOD 02/24/04 TO
     03/31/04.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       56



                                                     NET ASSET                 NET ASSETS,
                                         TOTAL         VALUE,       TOTAL         ENDING
                                     DISTRIBUTIONS     ENDING    RETURN (2)    (IN 000'S)
------------------------------------------------------------------------------------------
U.S. EQUITY FUNDS
U.S. MICRO CAP
   For the year ended 03/31/07           $(1.79)       $15.33      (1.35%)      $ 84,405
   For the year ended 03/31/06            (0.35)        17.43      39.04%         78,058
   For the year ended 03/31/05            (0.68)        12.83      (8.17%)        69,246
   For the year ended 03/31/04               --         14.69      97.45%         68,876
   For the year ended 03/31/03               --          7.44     (31.62%)        35,625
U.S. EMERGING GROWTH
   For the year ended 03/31/07           $(0.93)       $13.09       1.30%       $  7,409
   For the year ended 03/31/06            (0.01)        13.90      42.38%          6,721
   For the year ended 03/31/05               --          9.77       1.66%         12,043
   For the year ended 03/31/04               --          9.61      52.06%         32,095
   For the year ended 03/31/03               --          6.32     (34.10%)        36,756
U.S. SMALL CAP VALUE
   For the year ended 03/31/07           $(2.52)       $19.29      10.21%       $ 67,326
   For the year ended 03/31/06            (1.24)        19.85      21.97%        120,104
   For the year ended 03/31/05            (2.32)        17.40      11.91%         86,017
   For the year ended 03/31/04            (0.48)        17.64      77.64%         65,791
   For the year ended 03/31/03            (2.17)        10.23     (21.54%)        10,980
U.S. SYSTEMATIC LARGE CAP GROWTH
   For the year ended 03/31/07           $   --        $19.77      10.69%       $    945
   For the year ended 03/31/06               --         17.86      13.98%            667
   For the year ended 03/31/05               --         15.67       4.05%            780
   For the year ended 03/31/04               --         15.06      18.30%          3,518
   For the year ended 03/31/03               --         12.73     (29.59%)        18,328
U.S. SYSTEMATIC MID CAP GROWTH
   For the year ended 03/31/07           $(0.58)       $13.77      10.54%       $  3,335
   For the year ended 03/31/06            (0.48)        13.02      26.73%          3,348
   For the year ended 03/31/05               --         10.69       8.09%          5,566
   2/27/04 (Commenced) to 03/31/04           --          9.89      (1.10%)(8)      5,347
U.S. CONVERTIBLE
   For the year ended 03/31/07           $(2.70)       $24.35      10.79%       $ 39,022
   For the year ended 03/31/06            (1.59)        24.57      17.15%         31,627
   For the year ended 03/31/05            (1.72)        22.44       4.62%         35,397
   For the year ended 03/31/04            (0.59)        23.11      34.15%         50,103
   For the year ended 03/31/03            (0.71)        17.72     (13.69%)        44,901

                                                             RATIOS TO AVERAGE NET ASSETS (3)
                                     -------------------------------------------------------------------------------
                                                                                       EXPENSES      EXPENSES NET OF    FUND'S
                                           NET                       EXPENSE            NET OF       REIMBURSEMENT/    PORTFOLIO
                                       INVESTMENT      TOTAL    (REIMBURSEMENTS)/   REIMBURSEMENT/     RECOUPMENT      TURNOVER
                                     INCOME (LOSS)   EXPENSES      RECOUPMENT         RECOUPMENT       OFFSET (4)        RATE
--------------------------------------------------------------------------------------------------------------------------------
U.S. EQUITY FUNDS
U.S. MICRO CAP
   For the year ended 03/31/07           (0.75%)       1.58%             -- (12)         1.58%            1.19%           165%
   For the year ended 03/31/06           (0.78%)       1.64%          (0.07%)            1.57%            1.10%(11)       180%
   For the year ended 03/31/05           (0.72%)       1.63%          (0.07%)            1.56%            1.12%           266%
   For the year ended 03/31/04           (1.08%)       1.64%          (0.07%)            1.57%            1.19%(7)        298%
   For the year ended 03/31/03           (1.36%)       1.75%          (0.16%)            1.59%            1.55%(5)        164%
U.S. EMERGING GROWTH
   For the year ended 03/31/07           (0.54%)       1.21%             -- (12)         1.21%            0.72%           148%
   For the year ended 03/31/06           (1.04%)       1.89%          (0.39%)            1.50%            1.17%(11)       128%
   For the year ended 03/31/05           (0.75%)       1.63%          (0.17%)            1.46%            1.06%           142%
   For the year ended 03/31/04           (1.04%)       1.48%          (0.00%)            1.48%            1.26%(7)        166%
   For the year ended 03/31/03           (0.96%)       1.45%          (0.17%)            1.28%            1.26%(5)        118%
U.S. SMALL CAP VALUE
   For the year ended 03/31/07            0.33%        1.31%             -- (12)         1.31%            1.01%            55%
   For the year ended 03/31/06            0.60%        1.31%          (0.01%)            1.30%            0.98%(11)        53%
   For the year ended 03/31/05            0.11%        1.33%          (0.03%)            1.30%            1.13%            73%
   For the year ended 03/31/04            0.18%        1.35%          (0.01%)            1.34%            1.19%(7)        101%
   For the year ended 03/31/03            0.47%        1.54%          (0.26%)            1.28%            1.25%(5)        109%
U.S. SYSTEMATIC LARGE CAP GROWTH
   For the year ended 03/31/07            0.09%        1.13%             -- (12)         1.13%            1.05%           100%
   For the year ended 03/31/06            0.19%        1.67%          (0.53%)            1.14%            1.04%(11)       147%
   For the year ended 03/31/05            0.45%        1.66%          (0.54%)            1.12%            1.00%           197%
   For the year ended 03/31/04           (0.16%)       1.33%          (0.20%)            1.13%            0.93%(7)        172%
   For the year ended 03/31/03           (0.34%)       1.27%          (0.30%)            0.97%            0.95%(5)        193%
U.S. SYSTEMATIC MID CAP GROWTH
   For the year ended 03/31/07           (0.34%)       1.34%             -- (12)         1.34%            1.14%           191%
   For the year ended 03/31/06           (0.33%)       2.15%          (0.81%)            1.34%            1.01%(11)       160%
   For the year ended 03/31/05           (0.36%)       1.97%          (0.63%)            1.34%            1.21%           146%(10)
   2/27/04 (Commenced) to 03/31/04       (0.43%)       4.39%          (3.04%)            1.35%            1.35%(7)         14%
U.S. CONVERTIBLE
   For the year ended 03/31/07            1.89%        1.02%             -- (12)         1.02%            0.85%            92%
   For the year ended 03/31/06            1.02%        1.14%          (0.11%)            1.03%            0.87%(11)        92%
   For the year ended 03/31/05            1.68%        1.10%          (0.08%)            1.02%            0.85%           102%
   For the year ended 03/31/04            2.57%        1.10%          (0.06%)            1.04%            1.00%(7)        103%
   For the year ended 03/31/03            3.17%        1.16%          (0.15%)            1.01%            1.00%(5)        114%


(8)  INCEPTION TO DATE RETURN.

(9)  LESS THAN ONE PENNY PER SHARE.

(10) DUE TO THE REALIGNMENT OF THE FUND'S PORTFOLIO IN CONNECTION WITH THE
     COMBINATION WITH U.S. SYSTEMATIC MID CAP GROWTH FUND, THE COST OF PURCHASES
     OF $1,095,903 AND PROCEEDS FROM SALES OF $1,041,817 HAVE BEEN EXCLUDED FROM
     THE PORTFOLIO TURNOVER CALCULATION.

(11) THE BOARD OF TRUSTEES APPROVED THE AMENDMENTS TO THE EXPENSE LIMITATION
     AGREEMENT WHEREBY OVERALL OPERATING EXPENSES (EXCLUDING TAXES, INTEREST,
     BROKERAGE AND EXTRAORDINARY EXPENSES), OF THE U.S. EMERGING GROWTH, GLOBAL
     SELECT, INTERNATIONAL GROWTH, INTERNATIONAL GROWTH OPPORTUNITIES, AND
     INTERNATIONAL ALL CAP GROWTH DO NOT EXCEED 1.20%, 1.15%, 1.39%, 1.42%, AND
     1.15% FOR THE PERIOD 01/24/06 TO 03/31/06 RESPECTIVELY. U.S. MICRO CAP,
     U.S. SMALL CAP VALUE, U.S. SYSTEMATIC LARGE CAP GROWTH, U.S. SYSTEMATIC MID
     CAP GROWTH, U.S. CONVERTIBLE AND U.S. HIGH YIELD BOND HAD RATES THROUGHOUT
     THE YEAR OF 1.56%, 1.30%, 1.12%, 1.33%, 1.02% AND 0.63% RESPECTIVELY.

(12) THE EXPENSE REIMBURSEMENT WAS TERMINATED ON JANUARY 23, 2006.

                                       57



                                                                                                       DISTRIBUTIONS FROM:
                                                                                                   --------------------------
                                     NET ASSET          NET           NET REALIZED    TOTAL FROM       NET           NET
                                       VALUE,       INVESTMENT       AND UNREALIZED   INVESTMENT   INVESTMENT     REALIZED
                                     BEGINNING   INCOME (LOSS) (1)    GAINS (LOSS)    OPERATIONS     INCOME     CAPITAL GAINS
-----------------------------------------------------------------------------------------------------------------------------
GLOBAL EQUITY FUNDS
GLOBAL SELECT
   For the year ended 03/31/07         $18.96         $ 0.06             $ 1.85         $ 1.91       $   --         $(2.27)
   For the year ended 03/31/06          16.09           0.03               3.97           4.00        (0.03)         (1.10)
   For the year ended 03/31/05          15.58           0.06               1.37           1.43           --          (0.92)
   For the year ended 03/31/04          10.26          (0.01)              5.33           5.32           --             --
   For the year ended 03/31/03          13.67          (0.02)             (3.39)         (3.41)          --             --
INTERNATIONAL GROWTH
   For the year ended 03/31/07         $22.69         $ 0.07             $ 2.86         $ 2.93       $(0.07)        $(3.20)
   For the year ended 03/31/06          20.47           0.16               6.05           6.21           --          (3.99)
   For the year ended 03/31/05          19.09           0.08               1.72           1.80           --          (0.42)
   For the year ended 03/31/04          12.83           0.30               6.00           6.30        (0.04)            --
   For the year ended 03/31/03          17.17           0.12              (4.46)         (4.34)          --             --
INTERNATIONAL GROWTH OPPORTUNITIES
   For the year ended 03/31/07         $49.86         $ 0.05             $ 9.07         $ 9.12       $   --         $(1.62)
   For the year ended 03/31/06          35.01          (0.01)             15.10          15.09        (0.24)            --
   For the year ended 03/31/05          29.43           0.32               5.35           5.67        (0.09)            --
   For the year ended 03/31/04          17.39           0.18              11.86          12.04           --             --
   For the year ended 03/31/03          22.72           0.07              (5.40)         (5.33)          --             --
EMERGING MARKETS
   8/21/06 (Commenced) to 03/31/07     $10.00         $ 0.02             $ 2.84         $ 2.86       $(0.07)        $   --
INTERNATIONAL SYSTEMATIC
   For the year ended 03/31/07         $13.70         $ 0.09             $ 2.50         $ 2.59       $(0.02)        $(0.25)
   7/06/05 (Commenced) to 03/31/06      10.00           0.06               3.81           3.87        (0.01)         (0.16)
INTERNATIONAL ALL CAP GROWTH
   For the year ended 03/31/07         $13.00         $ 0.07             $ 1.93         $ 2.00       $(0.08)        $(0.51)
   For the year ended 03/31/06           9.08           0.01               3.92           3.93        (0.01)            --
   For the year ended 03/31/05           8.19           0.01               0.92           0.93           --          (0.04)
   For the year ended 03/31/04           4.84          (0.01)              3.36           3.35           --             --
   For the year ended 03/31/03           6.74          (0.03)             (1.87)         (1.90)          --             --
FIXED INCOME FUND
U.S. HIGH YIELD BOND
   For the year ended 03/31/07         $10.00         $ 0.73             $ 0.30         $ 1.03       $(0.76)        $   --
   For the year ended 03/31/06          10.04           0.70               0.02           0.73        (0.76)            --
   For the year ended 03/31/05          10.34           0.85              (0.31)          0.54        (0.84)         (0.00)(9)
   For the year ended 03/31/04           9.65           0.86               0.63           1.49        (0.80)            --
   For the year ended 03/31/03           9.88           0.83              (0.23)          0.60        (0.83)            --


(1)  NET INVESTMENT INCOME PER SHARE IS CALCULATED BY DIVIDING NET INVESTMENT
     INCOME FOR THE PERIOD BY THE AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

(2)  TOTAL RETURNS ARE NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

(3)  RATIOS ARE ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR. EXPENSE
     REIMBURSEMENTS REFLECT VOLUNTARY REDUCTIONS TO TOTAL EXPENSES, AS DISCUSSED
     IN THE NOTES TO FINANCIAL STATEMENTS. SUCH AMOUNTS WOULD DECREASE NET
     INVESTMENT INCOME (LOSS) RATIOS HAD SUCH REDUCTIONS NOT OCCURRED.

(4)  NET EXPENSES INCLUDE CERTAIN ITEMS NOT SUBJECT TO EXPENSE REIMBURSEMENT.

(5)  THE BOARD OF TRUSTEES APPROVED THE AMENDMENTS TO THE EXPENSE LIMITATION
     AGREEMENT WHEREBY OVERALL OPERATING EXPENSES (EXCLUDING TAXES, INTEREST,
     BROKERAGE AND EXTRAORDINARY EXPENSES), OF THE U.S. MICRO CAP, U.S.
     SYSTEMATIC LARGE CAP GROWTH, GLOBAL SELECT, INTERNATIONAL GROWTH, AND U.S.
     HIGH YIELD BOND DO NOT EXCEED 1.56%, 1.00%, 1.20%, 1.40%, AND 0.75% FOR THE
     PERIOD 04/01/02 TO 06/30/02, 1.56%, 0.90%, 1.05%, 1.15%, AND 0.75% PERIOD
     07/01/02 TO 01/21/03, 1.40%, 1.00%, 1.10%, 1.15%, AND 0.80% FOR THE PERIOD
     01/22/03 TO 03/31/03, RESPECTIVELY. U.S. EMERGING GROWTH, U.S. SMALL CAP
     VALUE, U.S. EQUITY GROWTH, CONVERTIBLE AND INTERNATIONAL GROWTH
     OPPORTUNITIES HAD RATES THROUGHOUT THE YEAR OF 1.25%, 1.30%, 1.00%, 1.00%
     AND 1.40% RESPECTIVELY.

(6)  DUE TO THE REALIGNMENT OF THE FUND'S PORTFOLIO IN CONNECTION WITH THE
     COMBINATION WITH GLOBAL TECHNOLOGY FUND AND GLOBAL HEALTHCARE FUND, THE
     COST OF PURCHASES OF $27,251,277 AND PROCEEDS FROM SALES OF $35,006,695
     HAVE BEEN EXCLUDED FROM THE PORTFOLIO TURNOVER CALCULATION.

(7)  THE BOARD OF TRUSTEES APPROVED THE AMENDMENTS TO THE EXPENSES LIMITATION
     AGREEMENT WHERE BY OVERALL OPERATING EXPENSES (EXCLUDING TAXES, INTEREST,
     BROKERAGE AND EXTRAORDINARY EXPENSES), OF THE U.S. MICRO CAP, U.S. EMERGING
     GROWTH, U.S. SYSTEMATIC LARGE CAP GROWTH, U.S. EQUITY GROWTH, U.S.
     CONVERTIBLE, GLOBAL SELECT, INTERNATIONAL GROWTH, INTERNATIONAL GROWTH
     OPPORTUNITIES, AND U.S. HIGH YIELD BOND DO NOT EXCEED 1.40%, 1.25%, 1.00%,
     1.00%, 1.00%, 1.10%, 1.15%, AND 0.60% FOR THE PERIOD 04/01/03 TO 07/28/03,
     1.56%, 1.48%, 1.12%, 1.23%, 1.02%, 1.16%, 1.41%, 1.56%, AND 0.63% FOR THE
     PERIOD 07/29/03 TO 03/31/04, RESPECTIVELY. U.S. SMALL CAP VALUE DOES NOT
     EXCEED 1.30% FOR THE PERIOD 04/01/03 TO 07/28/03, 1.45% FOR THE PERIOD
     07/29/03 TO 02/23/04, 1.30% AND 1.65% FOR THE PERIOD 02/24/04 TO 03/31/04,
     U.S. SYSTEMATIC MID CAP GROWTH DID NOT EXCEED 1.33% FOR THE PERIOD 02/24/04
     TO 03/31/04.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       58



                                                     NET ASSET                 NET ASSETS,
                                         TOTAL         VALUE,       TOTAL         ENDING
                                     DISTRIBUTIONS     ENDING    RETURN (2)    (IN 000'S)
------------------------------------------------------------------------------------------
GLOBAL EQUITY FUNDS
GLOBAL SELECT
   For the year ended 03/31/07           $(2.27)       $18.60       10.64%       $ 78,550
   For the year ended 03/31/06            (1.13)        18.96       25.76%         77,225
   For the year ended 03/31/05            (0.92)        16.09        9.27%         66,115
   For the year ended 03/31/04               --         15.58       51.85%         78,327
   For the year ended 03/31/03               --         10.26      (24.95%)        69,776
INTERNATIONAL GROWTH
   For the year ended 03/31/07           $(3.27)       $22.35       13.80%       $ 15,000
   For the year ended 03/31/06            (3.99)        22.69       33.63%         45,889
   For the year ended 03/31/05            (0.42)        20.47        9.49%         41,394
   For the year ended 03/31/04            (0.04)        19.09       49.17%         51,450
   For the year ended 03/31/03               --         12.83      (25.28%)        88,029
INTERNATIONAL GROWTH OPPORTUNITIES
   For the year ended 03/31/07           $(1.62)       $57.36       18.71%       $104,003
   For the year ended 03/31/06            (0.24)        49.86       43.34%        107,749
   For the year ended 03/31/05            (0.09)        35.01       19.28%         55,462
   For the year ended 03/31/04               --         29.43       69.24%         54,015
   For the year ended 03/31/03               --         17.39      (23.46%)        65,351
EMERGING MARKETS
   8/21/06 (Commenced) to 03/31/07       $(0.07)       $12.79       28.65%(8)    $     94
INTERNATIONAL SYSTEMATIC
   For the year ended 03/31/07           $(0.27)       $16.02       19.04%       $  4,623
   7/06/05 (Commenced) to 03/31/06        (0.17)        13.70       38.92%(8)       4,662
INTERNATIONAL ALL CAP GROWTH
   For the year ended 03/31/07           $(0.59)       $14.41       15.75%       $ 23,827
   For the year ended 03/31/06            (0.01)        13.00       43.28%         20,562
   For the year ended 03/31/05            (0.04)         9.08       11.34%         33,900
   For the year ended 03/31/04               --          8.19       69.21%         28,700
   For the year ended 03/31/03               --          4.84      (28.19%)        19,700
FIXED INCOME FUND
U.S. HIGH YIELD BOND
   For the year ended 03/31/07           $(0.76)       $10.27       10.76%       $ 63,925
   For the year ended 03/31/06            (0.76)        10.00        7.40%         81,187
   For the year ended 03/31/05            (0.84)        10.04        5.40%        131,677
   For the year ended 03/31/04            (0.80)        10.34       16.67%        102,110
   For the year ended 03/31/03            (0.83)         9.65        6.61%        120,182

                                                             RATIOS TO AVERAGE NET ASSETS (3)
                                     -------------------------------------------------------------------------------
                                                                                       EXPENSES      EXPENSES NET OF    FUND'S
                                           NET                       EXPENSE            NET OF       REIMBURSEMENT/    PORTFOLIO
                                       INVESTMENT      TOTAL    (REIMBURSEMENTS)/   REIMBURSEMENT/     RECOUPMENT      TURNOVER
                                     INCOME (LOSS)   EXPENSES      RECOUPMENT         RECOUPMENT       OFFSET (4)        RATE
--------------------------------------------------------------------------------------------------------------------------------
GLOBAL EQUITY FUNDS
GLOBAL SELECT
   For the year ended 03/31/07           0.35%         1.16%             -- (12)         1.16%            1.00%           105%
   For the year ended 03/31/06           0.16%         1.13%          (0.00%)            1.13%            0.88%(11)       139%
   For the year ended 03/31/05           0.41%         1.15%          (0.01%)            1.14%            0.95%           164%
   For the year ended 03/31/04          (0.05%)        1.28%          (0.10%)            1.18%            1.01%(7)        226%
   For the year ended 03/31/03          (0.16%)        1.42%          (0.27%)            1.15%            1.13%(5)        230%(6)
INTERNATIONAL GROWTH
   For the year ended 03/31/07           0.30%         1.41%             -- (12)         1.41%            1.14%           119%
   For the year ended 03/31/06           0.73%         1.37%          (0.00%)            1.37%            0.99%(11)       167%
   For the year ended 03/31/05           0.42%         1.39%          (0.00%)            1.39%            1.08%           203%
   For the year ended 03/31/04           1.35%         1.49%          (0.04%)            1.45%            1.19%(7)        186%
   For the year ended 03/31/03           0.76%         1.46%          (0.21%)            1.25%            1.23%(5)        203%
INTERNATIONAL GROWTH OPPORTUNITIES
   For the year ended 03/31/07           0.09%         1.43%             -- (12)         1.43%            1.18%           127%
   For the year ended 03/31/06          (0.02%)        1.38%          (0.00%)            1.38%            1.07%(11)       168%
   For the year ended 03/31/05           1.05%         1.42%          (0.00%)            1.42%            1.11%           110%
   For the year ended 03/31/04           0.74%         1.47%          (0.00%)            1.47%            1.28%(7)        124%
   For the year ended 03/31/03           0.36%         1.54%          (0.10%)            1.44%            1.42%(5)        129%
EMERGING MARKETS
   8/21/06 (Commenced) to 03/31/07       0.23%         1.63%             -- (12)         1.63%            1.52%            22%
INTERNATIONAL SYSTEMATIC
   For the year ended 03/31/07           0.70%         0.93%(15)         -- (12)         0.93%            0.70%           210%
   7/06/05 (Commenced) to 03/31/06       0.78%         2.94%          (1.69%)            1.25%            1.11%(10)       103%
INTERNATIONAL ALL CAP GROWTH
   For the year ended 03/31/07           0.49%         1.18%             -- (12)         1.18%            1.04%           118%
   For the year ended 03/31/06           0.08%         1.89%          (0.47%)            1.42%            1.39%           196%
   For the year ended 03/31/05          (0.42%)        2.07%          (0.59%)            1.48%            1.48%           166%
   For the year ended 03/31/04          (0.87%)        2.25%          (0.77%)            1.48%            1.48%           153%
   For the year ended 03/31/03          (1.37%)        2.47%          (0.98%)            1.49%            1.49%(13)       190%
FIXED INCOME FUND
U.S. HIGH YIELD BOND
   For the year ended 03/31/07           7.21%         0.64%             -- (12)         0.64%            0.52%(14)        92%
   For the year ended 03/31/06           6.70%         0.82%          (0.18%)            0.64%            0.56%(11)       112%
   For the year ended 03/31/05           7.82%         0.82%          (0.19%)            0.63%            0.60%           123%
   For the year ended 03/31/04           8.43%         0.87%          (0.23%)            0.64%            0.61%(7)        134%
   For the year ended 03/31/03           8.78%         1.01%          (0.24%)            0.77%            0.77%(5)        137%


(8)  INCEPTION TO DATE RETURN.

(9)  LESS THAN ONE PENNY PER SHARE.

(10) THE BOARD OF TRUSTEES APPROVED THE AMENDMENTS TO THE EXPENSES LIMITATION
     AGREEMENT WHERE BY OVERALL OPERATING EXPENSES (EXCLUDING TAXES, INTEREST,
     BROKERAGE AND EXTRAORDINARY EXPENSES), INTERNATINAL SYSTEMATIC FUND DO NOT
     EXCEED 1.75% FOR THE PERIOD 07/06/05 TO 07/31/05 AND 1.20% FOR THE PERIOD
     08/01/05 TO 09/30/05, RESPECTIVELY.

(11) THE BOARD OF TRUSTEES APPROVED THE AMENDMENTS TO THE EXPENSE LIMITATION
     AGREEMENT WHEREBY OVERALL OPERATING EXPENSES (EXCLUDING TAXES, INTEREST,
     BROKERAGE AND EXTRAORDINARY EXPENSES), OF THE U.S. EMERGING GROWTH, GLOBAL
     SELECT, INTERNATIONAL GROWTH, INTERNATIONAL GROWTH OPPORTUNITIES, AND
     INTERNATIONAL ALL CAP GROWTH DO NOT EXCEED 1.20%, 1.15%, 1.39%, 1.42%, AND
     1.15% FOR THE PERIOD 01/24/06 TO 03/31/06 RESPECTIVELY. U.S. MICRO CAP,
     U.S. SMALL CAP VALUE, U.S. SYSTEMATIC LARGE CAP GROWTH, U.S. SYSTEMATIC MID
     CAP GROWTH, U.S. CONVERTIBLE AND U.S. HIGH YIELD BOND HAD RATES THROUGHOUT
     THE YEAR OF 1.56%, 1.30%, 1.12%, 1.33%, 1.02% AND 0.63% RESPECTIVELY.

(12) THE EXPENSE REIMBURSEMENT WAS TERMINATED ON JANUARY 23, 2006.

(13) FOR THE YEAR ENDED MARCH 31, 2003 RATIOS INCLUDE 12B-1 FEES FROM CLASS R
     WHICH WERE EXCHANGED TO CLASS I SHARES ON SEPTEMBER 30, 2002. HAD THOSE
     FEES NOT BEEN INCLUDED, THE EXPENSE AND NET INVESTMENT INCOME LOSS RATIOS
     WOULD HAVE BEEN 1.48% AND (1.38%) RESPECTIVELY.

(14) FOR THE YEAR ENDED MARCH 31, 2007 RATIOS DO NOT INCLUDE ONE TIME EXPENSE
     CREDIT. HAD THIS CREDIT BEEN INCLUDED, THE EXPENSE RATIOS WOULD HAVE BEEN
     DECREASED BY 0.07%

(15) FOR THE PERIOD FROM 11/28/06 TO 12/21/06 THE UNITARY FEES FOR INTERNATIONAL
     SYSTEMATIC FUND CLASS I WERE REDUCED FROM 0.48% TO 0.23%. THE UNITARY FEES
     WERE RESUMED TO 0.48% THROUGH MARCH 31, 2007.

                                       59


For a Class II share outstanding during the period indicated


                                                                                       DISTRIBUTIONS FROM:
                                                                NET                   --------------------
                                                   NET        REALIZED                               NET
                                     NET ASSET  INVESTMENT      AND       TOTAL FROM     NET      REALIZED
                                       VALUE,     INCOME     UNREALIZED   INVESTMENT  INVESTMENT   CAPITAL
                                     BEGINNING  (LOSS) (1)  GAINS (LOSS)  OPERATIONS    INCOME      GAINS
----------------------------------------------------------------------------------------------------------
U.S.EQUITY FUNDS
U.S.MICRO CAP
   For the year ended 03/31/07         $17.50     $(0.08)      $(0.19)      $(0.27)    $   --     $(1.79)
   For the year ended 03/31/06          12.85      (0.09)        5.09         5.00         --      (0.35)
   09/30/04 (Commenced) to 03/31/05     12.49      (0.03)        1.07         1.04         --      (0.68)
U.S.SMALL CAP VALUE
   For the year ended 03/31/07         $19.83     $ 0.08       $ 1.90       $ 1.98     $(0.09)    $(2.44)
   For the year ended 03/31/06          17.39       0.13         3.57         3.70      (0.08)     (1.18)
   11/10/04 (Commenced) to 03/31/05     18.82       0.00(6)      0.93         0.93      (0.04)     (2.32)
U.S.SYSTEMATIC LARGE CAP GROWTH
   For the year ended 03/31/07         $17.75     $ 0.05       $ 1.87       $ 1.92     $(0.00)(6) $   --
   09/30/05 (Commenced) to 03/31/06     16.35       0.02         1.51         1.53      (0.13)        --
U.S.SYSTEMATIC MID CAP GROWTH
   For the year ended 03/31/07         $13.07     $(0.02)      $ 1.38       $ 1.36     $   --     $(0.58)
   09/30/05 (Commenced) to 03/31/06     12.10      (0.01)        1.46         1.45         --      (0.48)
U.S.CONVERTIBLE
   For the year ended 03/31/07         $24.58     $ 0.47       $ 2.04       $ 2.51     $(0.50)    $(2.23)
   09/30/05 (Commenced) to 03/31/06     23.97       0.30         1.63         1.93      (0.28)     (1.04)
GLOBAL FUNDS
GLOBAL SELECT
   For the year ended 03/31/07         $18.97     $ 0.08       $ 1.84       $ 1.92     $(0.01)    $(2.27)
   For the year ended 03/31/06          16.09       0.04         3.98         4.02      (0.04)     (1.10)
   For the year ended 03/31/05          15.58       0.07         1.36         1.43         --      (0.92)
   6/30/03 (Commenced) to 03/31/04      12.12      (0.01)        3.47         3.46         --         --
INTERNATIONAL GROWTH
   For the year ended 03/31/07         $22.71     $ 0.14       $ 2.86       $ 3.00     $(0.15)    $(3.20)
   1/23/06 (Commenced) to 03/31/06      21.64       1.85        (0.78)        1.07         --         --
INTERNATIONAL GROWTH OPPORTUNITIES
   For the year ended 03/31/07         $50.01     $ 0.02       $ 9.22       $ 9.24     $   --     $(1.62)
   For the year ended 03/31/06          35.02       0.13        15.06        15.19      (0.20)        --
   For the year ended 03/31/05          29.47       0.38         5.32         5.70      (0.15)        --
   6/05/03 (Commenced) to 03/31/04      20.85       0.14         8.48         8.62         --         --
EMERGING MARKETS
   03/23/07 (Commenced) to 03/31/07    $12.61     $ 0.00(6)    $ 0.17       $ 0.17     $   --     $   --
INTERNATIONAL SYSTEMATIC
   12/20/06 (Commenced) to 03/31/07    $15.48     $ 0.07       $ 0.45       $ 0.52     $   --     $   --
FIXED INCOME FUND
U.S. HIGH YIELD BOND
   For the year ended 03/31/07         $ 9.98     $ 0.74       $ 0.29       $ 1.03     $(0.76)    $   --
   For the year ended 03/31/06          10.02       0.69         0.03         0.72      (0.76)        --
   For the year ended 03/31/05          10.33       0.85        (0.32)        0.53      (0.84)     (0.00)(6)
   6/30/03 (Commenced) to 03/31/04      10.18       0.66         0.10         0.76      (0.61)        --


(1)  NET INVESTMENT INCOME PER SHARE IS CALCULATED BY DIVIDING NET INVESTMENT
     INCOME FOR THE PERIOD BY THE AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

(2)  TOTAL RETURNS ARE NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

(3)  RATIOS ARE ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR. EXPENSE
     REIMBURSEMENTS REFLECT VOLUNTARY REDUCTIONS TO TOTAL EXPENSES, AS DISCUSSED
     IN THE NOTES TO FINANCIAL STATEMENTS. SUCH AMOUNTS WOULD DECREASE NET
     INVESTMENT INCOME (LOSS) RATIOS HAD SUCH REDUCTIONS NOT OCCURRED.

(4)  NET EXPENSES INCLUDE CERTAIN ITEMS NOT SUBJECT TO EXPENSE REIMBURSEMENT.

(5)  INCEPTION TO DATE RETURN.

(6)  LESS THAN ONE PENNY PER SHARE.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       60



                                                      NET                  NET
                                                     ASSET    TOTAL      ASSETS,
                                         TOTAL       VALUE,  RETURN      ENDING
                                     DISTRIBUTIONS  ENDING     (2)     (IN 000'S)
---------------------------------------------------------------------------------
U.S.EQUITY FUNDS
U.S.MICRO CAP
   For the year ended 03/31/07           $(1.79)     $15.44  (1.11%)    $  2,692
   For the year ended 03/31/06            (0.35)      17.50  39.37%        5,875
   09/30/04 (Commenced) to 03/31/05       (0.68)      12.85   8.17%(5)    15,200
U.S.SMALL CAP VALUE
   For the year ended 03/31/07           $(2.53)     $19.28  10.29%     $  9,382
   For the year ended 03/31/06            (1.26)      19.83  22.15%       43,365
   11/10/04 (Commenced) to 03/31/05       (2.36)      17.39   4.95%(5)    17,691
U.S.SYSTEMATIC LARGE CAP GROWTH
   For the year ended 03/31/07           $   --      $19.67  10.83%     $ 10,040
   09/30/05 (Commenced) to 03/31/06       (0.13)      17.75   9.43%(5)     3,743
U.S.SYSTEMATIC MID CAP GROWTH
   For the year ended 03/31/07           $(0.58)     $13.85  10.81%     $ 23,706
   09/30/05 (Commenced) to 03/31/06       (0.48)      13.07  12.39%(5)    21,937
U.S.CONVERTIBLE
   For the year ended 03/31/07           $(2.73)     $24.36  10.92%     $  7,880
   09/30/05 (Commenced) to 03/31/06       (1.32)      24.58   8.47%(5)     3,634
GLOBAL FUNDS
GLOBAL SELECT
   For the year ended 03/31/07           $(2.28)     $18.61  10.67%     $ 90,871
   For the year ended 03/31/06            (1.14)      18.97  25.90%      100,610
   For the year ended 03/31/05            (0.92)      16.09   9.27%       69,548
   6/30/03 (Commenced) to 03/31/04           --       15.58  28.55%(5)    35,817
INTERNATIONAL GROWTH
   For the year ended 03/31/07           $(3.35)     $22.36  14.12%     $ 52,420
   1/23/06 (Commenced) to 03/31/06           --       22.71   4.94%(5)    56,501
INTERNATIONAL GROWTH OPPORTUNITIES
   For the year ended 03/31/07           $(1.62)     $57.63  18.90%     $ 73,640
   For the year ended 03/31/06            (0.20)      50.01  43.55%       32,565
   For the year ended 03/31/05            (0.15)      35.02  19.40%       35,233
   6/05/03 (Commenced) to 03/31/04           --       29.47  41.34%(5)    60,394
EMERGING MARKETS
   03/23/07 (Commenced) to 03/31/07      $   --      $12.78   1.35%(5)  $ 39,081
INTERNATIONAL SYSTEMATIC
   12/20/06 (Commenced) to 03/31/07      $   --      $16.00   3.36%(5)  $ 12,722
FIXED INCOME FUND
U.S. HIGH YIELD BOND
   For the year ended 03/31/07           $(0.76)     $10.25  10.85%     $ 33,803
   For the year ended 03/31/06            (0.76)       9.98   7.48%       42,648
   For the year ended 03/31/05            (0.84)      10.02   5.36%       42,710
   6/30/03 (Commenced) to 03/31/04        (0.61)      10.33   8.43%(5)    68,952

                                                       RATIOS TO AVERAGE NET ASSETS (3)
                                     -------------------------------------------------------------------
                                                                                             EXPENSES
                                         NET                                  EXPENSES         NET OF      FUND'S
                                     INVESTMENT               EXPENSE          NET OF     REIMBURSEMENT/ PORTFOLIO
                                       INCOME     TOTAL  (REIMBURSEMENTS)/ REIMBURSEMENT/   RECOUPMENT    TURNOVER
                                       (LOSS)   EXPENSES     RECOUPMENT      RECOUPMENT      OFFSET (4)     RATE
------------------------------------------------------------------------------------------------------------------
U.S.EQUITY FUNDS
U.S.MICRO CAP
   For the year ended 03/31/07         (0.49%)    1.32%           -- (8)        1.32%         0.91%         165%
   For the year ended 03/31/06         (0.56%)    1.40%        (0.09%)          1.31%         0.85%(7)      180%
   09/30/04 (Commenced) to 03/31/05    (0.41%)    1.37%        (0.06%)          1.31%         0.97%         266%
U.S.SMALL CAP VALUE
   For the year ended 03/31/07          0.37%     1.21%           -- (8)        1.21%         0.91%          55%
   For the year ended 03/31/06          0.76%     1.21%        (0.01%)          1.20%         0.87%(7)       53%
   11/10/04 (Commenced) to 03/31/05     0.33%     1.26%        (0.06%)          1.20%         0.93%          73%
U.S.SYSTEMATIC LARGE CAP GROWTH
   For the year ended 03/31/07          0.28%     0.98%           -- (8)        0.98%         0.91%         100%
   09/30/05 (Commenced) to 03/31/06     0.27%     1.37%        (0.37%)          1.00%         0.94%(7)      147%
U.S.SYSTEMATIC MID CAP GROWTH
   For the year ended 03/31/07         (0.14%)    1.14%           -- (8)        1.14%         0.93%         191%
   09/30/05 (Commenced) to 03/31/06     0.25%     2.82%        (0.62%)          2.20%         1.92%(7)      160%
U.S.CONVERTIBLE
   For the year ended 03/31/07          2.05%     0.92%           -- (8)        0.92%         0.75%          92%
   09/30/05 (Commenced) to 03/31/06     2.26%     1.01%        (0.09%)          0.92%         0.77%(7)       92%
GLOBAL FUNDS
GLOBAL SELECT
   For the year ended 03/31/07          0.44%     1.11%           -- (8)        1.11%         0.95%         105%
   For the year ended 03/31/06          0.21%     1.08%        (0.00%)          1.08%         0.83%(7)      139%
   For the year ended 03/31/05          0.44%     1.10%        (0.01%)          1.09%         0.90%         164%
   6/30/03 (Commenced) to 03/31/04     (0.08%)    1.24%        (0.12%)          1.12%         0.94%         226%
INTERNATIONAL GROWTH
   For the year ended 03/31/07          0.64%     1.02%           -- (8)        1.02%         0.75%         119%
   1/23/06 (Commenced) to 03/31/06      1.21%     0.99%        (0.00%)          0.99%         0.73%(7)      167%
INTERNATIONAL GROWTH OPPORTUNITIES
   For the year ended 03/31/07          0.05%     1.28%           -- (8)        1.28%         1.03%         127%
   For the year ended 03/31/06          0.36%     1.22%        (0.00%)          1.22%         0.91%(7)      168%
   For the year ended 03/31/05          1.19%     1.27%           --            1.27%         0.97%         110%
   6/05/03 (Commenced) to 03/31/04      0.66%     1.29%           --            1.29%         1.11%         124%
EMERGING MARKETS
   03/23/07 (Commenced) to 03/31/07     1.28%     1.18%           -- (8)        1.18%         1.18%          22%
INTERNATIONAL SYSTEMATIC
   12/20/06 (Commenced) to 03/31/07     1.33%     0.85%           -- (8)        0.85%         0.55%         210%
FIXED INCOME FUND
U.S. HIGH YIELD BOND
   For the year ended 03/31/07          7.25%     0.59%           -- (8)        0.59%         0.47%(9)       92%
   For the year ended 03/31/06          6.76%     0.76%        (0.17%)          0.59%         0.50%(7)      112%
   For the year ended 03/31/05          7.88%     0.77%        (0.19%)          0.58%         0.54%         123%
   6/30/03 (Commenced) to 03/31/04      8.68%     0.82%        (0.24%)          0.58%         0.57%         134%


(7)  THE BOARD OF TRUSTEES APPROVED THE AMENDMENTS TO THE EXPENSE LIMITATION
     AGREEMENT WHEREBY OVERALL OPERATING EXPENSES (EXCLUDING TAXES, INTEREST,
     BROKERAGE AND EXTRAORDINARY EXPENSES), OF THE U.S. SYSTEMATIC LARGE CAP
     GROWTH CLASS II, U.S. SYSTEMATIC MID CAP GROWTH CLASS II, GLOBAL SELECT
     CLASS II, INTERNATIONAL GROWTH CLASS II AND INTERNATIONAL GROWTH
     OPPORTUNITIES CLASS II DO NOT EXCEED 0.97%, 1.13%, 1.10%, 0.99% AND 1.27%
     FOR THE PERIOD 01/24/06 TO 03/31/06 RESPECTIVELY. U.S. MICRO CAP CLASS II,
     U.S. SMALL CAP VALUE CLASS II, AND U.S. HIGH YIELD BOND CLASS II HAD RATES
     THROUGHOUT THE YEAR OF 1.31%, 1.20% AND 0.58% RESPECTIVELY. U.S.
     CONVERTIBLE FUND CLASS II HAD RATE OF 0.92% SINCE INCEPTION 09.30.05.

(8)  THE EXPENSE REIMBURSEMENT WAS TERMINATED ON JANUARY 23, 2006.

(9)  FOR THE YEAR ENDED MARCH 31, 2007 RATIOS FOR U.S. HIGH YIELD BOND FUND DOES
     NOT INCLUDE ONE TIME EXPENSE CREDITS. HAD THOSE CREDITS BEEN INCLUDED, THE
     EXPENSE RATIOS WOULD HAVE BEEN DECREASED BY 0.01%.

                                       61


For a Class III share outstanding during the period indicated


                                                                                     DISTRIBUTIONS FROM:
                                                                                    --------------------
                                                              NET
                                                 NET        REALIZED                               NET
                                   NET ASSET  INVESTMENT      AND       TOTAL FROM     NET      REALIZED
                                     VALUE,     INCOME     UNREALIZED   INVESTMENT  INVESTMENT   CAPITAL
                                   BEGINNING  (LOSS)(1)   GAINS (LOSS)  OPERATIONS    INCOME      GAINS
--------------------------------------------------------------------------------------------------------
GLOBAL FUNDS
INTERNATIONAL GROWTH
   OPPORTUNITIES
   For the year ended 03/31/07       $49.87     $ 0.24       $ 9.01       $ 9.25     $   --      $(1.62)
   09/30/05 (Commenced) to
   03/31/06 (1)                       39.26      (0.10)       11.03        10.93      (0.32)         --
INTERNATIONAL SYSTEMATIC
  12/19/06 (Commenced)
     to 03/31/07                     $15.36     $ 0.09       $ 0.56       $ 0.65     $   --      $   --


For a Class IV share outstanding during the period indicated


                                                                                  DISTRIBUTIONS FROM:
                                                                                 --------------------
                                                           NET
                                              NET        REALIZED                               NET
                                NET ASSET  INVESTMENT      AND       TOTAL FROM     NET      REALIZED
                                  VALUE,     INCOME     UNREALIZED   INVESTMENT  INVESTMENT   CAPITAL
                                BEGINNING  (LOSS) (1)  GAINS (LOSS)  OPERATIONS    INCOME      GAINS
------------------------------------------------------------------------------------------------------
U.S.EQUITY FUNDS
U.S.CONVERTIBLE
   12/28/06 (Commenced)
      to 03/31/07                 $23.47     $ 0.12       $ 0.91       $ 1.03     $(0.13)     $  --
GLOBAL FUNDS
INTERNATIONAL GROWTH
   OPPORTUNITIES
   For the year ended 03/31/07    $49.90     $ 0.07       $ 9.21       $ 9.28     $   --      $(1.62)
      08/31/05 (Commenced) to
      03/31/06 (1)                 36.91      (0.07)       13.38        13.31      (0.32)        --


(1)  NET INVESTMENT INCOME PER SHARE IS CALCULATED BY DIVIDING NET INVESTMENT
     INCOME FOR THE PERIOD BY THE AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

(2)  TOTAL RETURNS ARE NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

(3)  RATIOS ARE ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR. EXPENSE
     REIMBURSEMENTS REFLECT VOLUNTARY REDUCTIONS TO TOTAL EXPENSES, AS DISCUSSED
     IN THE NOTES TO FINANCIAL STATEMENTS. SUCH AMOUNTS WOULD DECREASE NET
     INVESTMENT INCOME (LOSS) RATIOS HAD SUCH REDUCTIONS NOT OCCURRED.

(4)  NET EXPENSES INCLUDE CERTAIN ITEMS NOT SUBJECT TO EXPENSE REIMBURSEMENT.

(5)  INCEPTION TO DATE RETURN.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       62



                                                    NET                  NET
                                                   ASSET    TOTAL      ASSETS,
                                       TOTAL       VALUE,  RETURN      ENDING
                                   DISTRIBUTIONS  ENDING     (2)     (IN 000'S)
--------------------------------------------------------------------------------
GLOBAL FUNDS
INTERNATIONAL GROWTH
  OPPORTUNITIES
   For the year ended 03/31/07        $(1.62)      $57.50  19.00%      $ 4,694
   09/30/05 (Commenced) to
   03/31/06 (1)                        (0.32)       49.87  28.05%(5)     6,771
INTERNATIONAL SYSTEMATIC
  12/19/06 (Commenced)
     to 03/31/07                      $   --       $16.01   4.23%(5)   $54,604

                                                     RATIOS TO AVERAGE NET ASSETS (3)
                                   -------------------------------------------------------------------
                                                                                           EXPENSES
                                       NET                                  EXPENSES         NET OF      FUND'S
                                   INVESTMENT               EXPENSE          NET OF     REIMBURSEMENT/ PORTFOLIO
                                     INCOME     TOTAL  (REIMBURSEMENTS)/ REIMBURSEMENT/   RECOUPMENT    TURNOVER
                                     (LOSS)   EXPENSES     RECOUPMENT      RECOUPMENT      OFFSET (4)     RATE
----------------------------------------------------------------------------------------------------------------
GLOBAL FUNDS
INTERNATIONAL GROWTH
  OPPORTUNITIES
   For the year ended 03/31/07        0.46%     1.23%        -- (8)           1.23%          0.97%        127%
   09/30/05 (Commenced) to
   03/31/06 (1)                       0.46%     1.18%      (0.00%)            1.18%          0.87%(6)     168%
INTERNATIONAL SYSTEMATIC
  12/19/06 (Commenced)
     to 03/31/07                      1.95%     0.76%        -- (8)           0.76%          0.46%        210%



                                                 NET                  NET
                                                ASSET    TOTAL      ASSETS,
                                    TOTAL       VALUE,  RETURN      ENDING
                                DISTRIBUTIONS  ENDING     (2)     (IN 000'S)
----------------------------------------------------------------------------
U.S.EQUITY FUNDS
U.S.CONVERTIBLE
   12/28/06 (Commenced)
      to 03/31/07                   $(0.13)     $24.37   4.39%(5)   $97,007
GLOBAL FUNDS
INTERNATIONAL GROWTH
   OPPORTUNITIES
   For the year ended 03/31/07      $(1.62)     $57.56  19.05%      $69,759
      08/31/05 (Commenced) to
      03/31/06 (1)                   (0.32)      49.90  36.29%(5)    34,255

                                                  RATIOS TO AVERAGE NET ASSETS (3)
                                -------------------------------------------------------------------
                                                                                        EXPENSES
                                    NET                                  EXPENSES         NET OF      FUND'S
                                INVESTMENT               EXPENSE          NET OF     REIMBURSEMENT/ PORTFOLIO
                                  INCOME     TOTAL  (REIMBURSEMENTS)/ REIMBURSEMENT/   RECOUPMENT    TURNOVER
                                  (LOSS)   EXPENSES     RECOUPMENT      RECOUPMENT      OFFSET (4)     RATE
-------------------------------------------------------------------------------------------------------------
U.S.EQUITY FUNDS
U.S.CONVERTIBLE
   12/28/06 (Commenced)
      to 03/31/07                  1.97%      0.77%        -- (8)            0.77%         0.60%         92%
GLOBAL FUNDS
INTERNATIONAL GROWTH
   OPPORTUNITIES
   For the year ended 03/31/07     0.15%      1.19%        -- (8)            1.19%         0.93%        127%
      08/31/05 (Commenced) to
      03/31/06 (1)                (0.28%)     1.13%       (0.00%)            1.13%         0.84%(7)     168%


(6)  THE BOARD OF TRUSTEES APPROVED THE AMENDMENTS TO THE EXPENSES LIMITATION
     AGREEMENT WHERE BY OVERALL OPERATING EXPENSES (EXCLUDING TAXES, INTEREST,
     BROKERAGE AND EXTRAORDINARY EXPENSES), INTERNATIONAL GROWTH OPPORTUNITIES
     FUND CLASS III DO NOT EXCEED 1.22% FOR THE PERIOD 01/24/06 TO 03/31/06.

(7)  THE BOARD OF TRUSTEES APPROVED THE AMENDMENTS TO THE EXPENSES LIMITATION
     AGREEMENT WHERE BY OVERALL OPERATING EXPENSES (EXCLUDING TAXES, INTEREST,
     BROKERAGE AND EXTRAORDINARY EXPENSES), INTERNATIONAL GROWTH OPPORTUNITIES
     FUND CLASS IV DO NOT EXCEED 1.17% FOR THE PERIOD 01/24/06 TO 03/31/06.

(8)  THE EXPENSE REIMBURSEMENT WAS TERMINATED ON JANUARY 23, 2006.

                                       63


STATEMENTS OF ASSETS AND LIABILITIES


                                                                                           U.S.         U.S.
                                                                 U.S.        U.S.       SYSTEMATIC   SYSTEMATIC
                                                   U.S.        EMERGING    SMALL CAP    LARGE CAP     MID CAP
MARCH 31, 2007                                   MICRO CAP      GROWTH       VALUE        GROWTH      GROWTH
---------------------------------------------------------------------------------------------------------------
Assets
   Investments, at value*                      $123,903,713  $14,201,113  $83,650,084  $17,423,829  $27,039,859
   Foreign currencies, at value**                        --           --           --           --           --
   Cash                                                  --           --      342,759           --           --
   Receivables:
      Investment securities sold                    757,180      201,647    1,444,034           --           --
      Capital shares sold                            12,420       18,634       18,797       93,805        9,088
      Dividends                                       6,171          899       88,756       13,045       29,265
      Foreign taxes receivable                           --           --           --           --           --
      Interest                                           --           --           --           --           --
   Other                                             62,943       10,755       89,133        3,534       18,920
                                               ------------  -----------  -----------  -----------  -----------
Total Assets                                    124,742,427   14,433,048   85,633,563   17,534,213   27,097,132
                                               ------------  -----------  -----------  -----------  -----------
Liabilities
   Payables:
      Bank overdraft                           $         --  $    17,537  $        --  $        --  $        --
      Investments purchased                       1,491,499      246,297           --           --           --
      Capital shares redeemed                        25,395       20,725    7,272,904      509,688       11,594
      Collateral on securities loaned            36,010,475    3,550,958      852,750           --           --
      To investment advisor and administrator       111,807       10,255      103,121       14,556       43,199
   Accrued Expenses and other liabilities             5,999        1,405        6,310        2,413        1,976
                                               ------------  -----------  -----------  -----------  -----------
Total Liabilities                                37,645,175    3,847,177    8,235,085      526,657       56,769
                                               ------------  -----------  -----------  -----------  -----------
NET ASSETS                                     $ 87,097,252  $10,585,871  $77,398,478  $17,007,556  $27,040,363
                                               ============  ===========  ===========  ===========  ===========
* Investments, at cost                         $111,826,616  $12,738,580  $70,099,940  $15,440,114  $23,318,281
                                               ============  ===========  ===========  ===========  ===========
** Foreign currencies, at cost                           --           --           --           --           --
                                               ============  ===========  ===========  ===========  ===========
Net Assets Consist of:
   Paid-in capital                             $ 71,068,472  $15,034,651  $48,593,056  $22,932,046  $24,676,433
   Undistributed net investment income (loss)            --           --       78,950       16,091           --
   Accumulated net realized gain (loss)
      on investments and foreign currencies       3,951,683   (5,911,313)  15,176,328   (7,924,296)  (1,357,648)
   Net unrealized appreciation (depreciation)
      of investments and of other assets and
      liabilities denominated in foreign
      currencies                                 12,077,097    1,462,533   13,550,144    1,983,715    3,721,578
                                               ------------  -----------  -----------  -----------  -----------
Net Assets applicable to all shares
   outstanding                                 $ 87,097,252  $10,585,871  $77,398,478  $17,007,556  $27,040,363
                                               ============  ===========  ===========  ===========  ===========
   Net Assets of Class I shares                $ 84,405,382  $ 7,409,212  $67,326,499  $   945,042  $ 3,334,664
   Net Assets of Class II shares                  2,691,870           --    9,382,375   10,040,254   23,705,699
   Net Assets of Class III shares                        --           --           --           --           --
   Net Assets of Class IV shares                         --           --           --           --           --
   Net Assets of Class R shares                          --    3,176,659      689,604    6,022,260           --
                                               ============  ===========  ===========  ===========  ===========
   Class I Shares outstanding                     5,506,981      566,139    3,489,353       47,792      242,121
   Class II Shares outstanding                      174,376           --      486,557      510,385    1,711,154
   Class III Shares outstanding                          --           --           --           --           --
   Class IV Shares outstanding                           --           --           --           --           --
   Class R Shares outstanding                            --      247,355       35,753      310,049           --
                                               ============  ===========  ===========  ===========  ===========
Net Asset Value -- Class I Share               $      15.33  $     13.09  $     19.29  $     19.77  $     13.77
Net Asset Value -- Class II Share              $      15.44  $        --  $     19.28  $     19.67  $     13.85
Net Asset Value -- Class III Share             $         --  $        --  $        --  $        --  $        --
Net Asset Value -- Class IV Share              $         --  $        --  $        --  $        --  $        --
Net Asset Value -- Class R Share               $         --  $     12.84  $     19.29  $     19.42  $        --
                                               ============  ===========  ===========  ===========  ===========


(1)  COMMENCED OPERATIONS ON 8/21/06

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       64



                                                                                          INTERNATIONAL
                                                   U.S.         GLOBAL     INTERNATIONAL     GROWTH
MARCH 31, 2007                                 CONVERTIBLE      SELECT         GROWTH     OPPORTUNITIES
-------------------------------------------------------------------------------------------------------
Assets
   Investments, at value*                      $144,737,665  $189,200,086   $73,378,175   $283,117,550
   Foreign currencies, at value**                        --        22,972         4,715         48,535
   Cash                                                  --        12,650         3,121         11,255
   Receivables:
      Investment securities sold                         --     6,536,247     1,950,649      3,917,333
      Capital shares sold                           236,410       163,433        14,147     10,742,069
      Dividends                                      31,038       259,744       122,154        392,992
      Foreign taxes receivable                           --        33,689        19,520         17,295
      Interest                                      545,609            --            --             --
   Other                                                 --        55,538        59,065         86,145
                                               ------------  ------------   -----------   ------------
Total Assets                                    145,550,722   196,284,359    75,551,546    298,333,174
                                               ------------  ------------   -----------   ------------
Liabilities
   Payables:
      Bank overdraft                           $      7,225  $         --   $        --   $         --
      Investments purchased                              --     5,448,656       717,598      2,888,153
      Capital shares redeemed                       237,460       137,947       106,630     10,741,575
      Collateral on securities loaned             1,288,998    21,122,450     4,944,858     32,338,758
      To investment advisor and administrator        98,050       154,416        61,217        262,282
   Accrued Expenses and other liabilities             9,502            --         7,753          6,360
                                               ------------  ------------   -----------   ------------
Total Liabilities                                 1,641,235    26,863,469     5,838,056     46,237,128
                                               ------------  ------------   -----------   ------------
NET ASSETS                                     $143,909,487  $169,420,890   $69,713,490   $252,096,046
                                               ============  ============   ===========   ============
* Investments, at cost                         $135,424,034  $168,017,116   $61,454,578   $221,323,720
                                               ============  ============   ===========   ============
** Foreign currencies, at cost                           --        22,968         4,659         48,568
                                               ============  ============   ===========   ============
Net Assets Consist of:
   Paid-in capital                             $140,927,349  $131,094,707   $58,291,962   $205,651,543
   Undistributed net investment income (loss)        25,853       605,808     3,363,093      4,164,906
   Accumulated net realized gain (loss)
      on investments and foreign currencies      (6,357,346)   16,537,563    (3,867,873)   (19,522,078)
   Net unrealized appreciation (depreciation)
      of investments and of other assets and
      liabilities denominated in foreign
      currencies                                  9,313,631    21,182,812    11,926,308     61,801,675
                                               ------------  ------------   -----------   ------------
Net Assets applicable to all shares
   outstanding                                 $143,909,487  $169,420,890   $69,713,490   $252,096,046
                                               ============  ============   ===========   ============
   Net Assets of Class I shares                $ 39,022,328  $ 78,549,636   $14,999,579   $104,002,945
   Net Assets of Class II shares                  7,880,295    90,871,254    52,420,131     73,639,875
   Net Assets of Class III shares                        --            --            --      4,694,139
   Net Assets of Class IV shares                 97,006,864            --            --     69,759,087
   Net Assets of Class R shares                          --            --     2,293,780             --
                                               ============  ============   ===========   ============
   Class I Shares outstanding                     1,602,477     4,223,470       671,268      1,813,114
   Class II Shares outstanding                      323,548     4,883,269     2,344,030      1,277,790
   Class III Shares outstanding                          --            --            --         81,638
   Class IV Shares outstanding                    3,980,754            --            --      1,212,002
   Class R Shares outstanding                            --            --       105,313             --
                                               ============  ============   ===========   ============
Net Asset Value -- Class I Share               $      24.35  $      18.60   $     22.35   $      57.36
Net Asset Value -- Class II Share              $      24.36  $      18.61   $     22.36   $      57.63
Net Asset Value -- Class III Share             $         --  $         --   $        --   $      57.50
Net Asset Value -- Class IV Share              $      24.37  $         --   $        --   $      57.56
Net Asset Value -- Class R Share               $         --  $         --   $     21.78   $         --
                                               ============  ============   ===========   ============

                                                                           INTERNATIONAL      U.S.
                                                EMERGING    INTERNATIONAL     ALL CAP      HIGH YIELD
MARCH 31, 2007                                 MARKETS (1)    SYSTEMATIC      GROWTH         BOND
-----------------------------------------------------------------------------------------------------
Assets
   Investments, at value*                      $39,305,982   $71,055,964   $ 25,619,069   $95,256,071
   Foreign currencies, at value**                   12,016        28,483          3,056            --
   Cash                                                 --         7,160          1,260            --
   Receivables:
      Investment securities sold                 1,238,229     3,480,066        900,088     2,202,154
      Capital shares sold                          881,642       331,655             25        85,992
      Dividends                                     14,199       421,362         53,519            --
      Foreign taxes receivable                          --        11,639         19,340            --
      Interest                                          --            --             --     2,030,672
   Other                                             1,803            --          1,541        26,115
                                               -----------   -----------   ------------   -----------
Total Assets                                    41,453,871    75,336,329     26,597,898    99,601,004
                                               -----------   -----------   ------------   -----------
Liabilities
   Payables:
      Bank overdraft                           $       148   $        --   $         --   $        --
      Investments purchased                      1,389,650     2,988,249      1,066,742     1,763,029
      Capital shares redeemed                      881,492       341,053        464,158        49,476
      Collateral on securities loaned                   --            --      1,216,625            --
      To investment advisor and administrator        7,348        54,594         22,391        52,322
   Accrued Expenses and other liabilities               78         3,333            956         7,885
                                               -----------   -----------   ------------   -----------
Total Liabilities                                2,278,716     3,387,229      2,770,872     1,872,712
                                               -----------   -----------   ------------   -----------
NET ASSETS                                     $39,175,155   $71,949,100   $ 23,827,026   $97,728,292
                                               ===========   ===========   ============   ===========
* Investments, at cost                         $38,545,676   $66,761,139   $ 20,354,980   $91,183,868
                                               ===========   ===========   ============   ===========
** Foreign currencies, at cost                      12,064        28,374          3,037            --
                                               ===========   ===========   ============   ===========
Net Assets Consist of:
   Paid-in capital                             $38,410,850   $66,024,254   $ 23,263,590   $97,022,815
   Undistributed net investment income (loss)       (8,916)      232,004        230,581       379,859
   Accumulated net realized gain (loss)
      on investments and foreign currencies         14,369     1,396,993     (4,930,883)   (3,746,585)
   Net unrealized appreciation (depreciation)
      of investments and of other assets and
      liabilities denominated in foreign
      currencies                                   758,852     4,295,849      5,263,738     4,072,203
                                               -----------   -----------   ------------   -----------
Net Assets applicable to all shares
   outstanding                                 $39,175,155   $71,949,100   $ 23,827,026   $97,728,292
                                               ===========   ===========   ============   ===========
   Net Assets of Class I shares                $    94,093   $ 4,623,263   $ 23,827,026   $63,925,027
   Net Assets of Class II shares                39,081,062    12,721,738             --    33,803,265
   Net Assets of Class III shares                       --    54,604,099             --            --
   Net Assets of Class IV shares                        --            --             --            --
   Net Assets of Class R shares                         --            --             --            --
                                               ===========   ===========   ============   ===========
   Class I Shares outstanding                        7,357       288,680      1,652,995     6,223,620
   Class II Shares outstanding                   3,057,987       794,890             --     3,299,398
   Class III Shares outstanding                         --     3,409,885             --            --
   Class IV Shares outstanding                          --            --             --            --
   Class R Shares outstanding                           --            --             --            --
                                               ===========   ===========   ============   ===========
Net Asset Value -- Class I Share               $     12.79   $     16.02   $      14.41   $     10.27
Net Asset Value -- Class II Share              $     12.78   $     16.00   $         --   $     10.25
Net Asset Value -- Class III Share             $        --   $     16.01   $         --   $        --
Net Asset Value -- Class IV Share              $        --   $        --   $         --   $        --
Net Asset Value -- Class R Share               $        --   $        --   $         --   $        --
                                               ===========   ===========   ============   ===========


                                       65


STATEMENTS OF OPERATIONS


                                                                                    U.S.         U.S.
                                                          U.S.        U.S.       SYSTEMATIC   SYSTEMATIC
                                            U.S.        EMERGING    SMALL CAP    LARGE CAP      MID CAP
YEAR ENDED MARCH 31, 2007                MICRO CAP      GROWTH       VALUE        GROWTH        GROWTH
--------------------------------------------------------------------------------------------------------
Investment Income
   Dividends, net of foreign taxes*     $   360,969   $    19,250  $  1,920,312   $  175,760  $  251,876
   Interest                                      14            87            --            4          --
                                        -----------   -----------  ------------   ----------  ----------
Total Income                                360,983        19,337     1,920,312      175,764     251,876
                                        -----------   -----------  ------------   ----------  ----------
Expenses
   Advisory fee                             838,846        76,975     1,090,274       67,392     222,534
   Administration fees                      440,729        43,441       739,018       84,618     138,181
   Shareholder servicing fees                    --         7,918         1,868       14,639          --
   Professional fees                         12,062         1,499        21,809        2,266       4,143
   Trustees' fees and expenses                8,947         1,105        15,946        1,619       3,433
   Interest and credit facility fee             462         1,279           825          105          32
   Miscellaneous                              2,071           264         3,752          404         698
                                        -----------   -----------  ------------   ----------  ----------
Total Expenses                            1,303,117       132,481     1,873,492      171,043     369,021
Expense offset                             (327,122)      (50,224)     (440,968)     (11,370)    (67,707)
                                        -----------   -----------  ------------   ----------  ----------
Net Expenses                                975,995        82,257     1,432,524      159,673     301,314
                                        -----------   -----------  ------------   ----------  ----------
Net Investment Income (Loss)               (615,012)      (62,920)      487,788       16,091     (49,438)
                                        -----------   -----------  ------------   ----------  ----------
Net Realized and Unrealized
   Gain (Loss) on Investments
Realized gain from:
   Securities                             5,021,292     1,305,006    23,316,339    1,136,149   2,559,300
   Foreign currency transactions                 --            --            --           --          --
                                        -----------   -----------  ------------   ----------  ----------
   Net realized gain (loss)               5,021,292     1,305,006    23,316,339    1,136,149   2,559,300
                                        -----------   -----------  ------------   ----------  ----------
Change in unrealized appreciation
   (depreciation) of:
   Investments                           (5,804,396)   (1,129,950)  (11,002,965)     565,057   1,678,267
   Other assets and liabilities
      denominated in foreign
      currencies                                 --            --            --           --          --
                                        -----------   -----------  ------------   ----------  ----------
Net unrealized appreciation
   (depreciation)                        (5,804,396)   (1,129,950)  (11,002,965)     565,057   1,678,267
                                        -----------   -----------  ------------   ----------  ----------
Net Gain (Loss) on Investments             (783,104)      175,056    12,313,374    1,701,206   4,237,567
                                        -----------   -----------  ------------   ----------  ----------
Net Increase (Decrease) in Net Assets
   Resulting From Operations            $(1,398,116)  $   112,136  $ 12,801,162   $1,717,297  $4,188,129
                                        ===========   ===========  ============   ==========  ==========
* Foreign taxes withheld                $        --   $        --  $         --   $       --  $       --
                                        -----------   -----------  ------------   ----------  ----------


(1)  COMMENCED OPERATIONS ON 8/21/06

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       66



                                                                                  INTERNATIONAL
                                            U.S.        GLOBAL     INTERNATIONAL     GROWTH       EMERGING    INTERNATIONAL
YEAR ENDED MARCH 31, 2007               CONVERTIBLE     SELECT         GROWTH     OPPORTUNITIES  MARKETS (1)    SYSTEMATIC
---------------------------------------------------------------------------------------------------------------------------
Investment Income
   Dividends, net of foreign taxes*      $  524,230  $  2,218,538   $ 1,324,480    $ 2,452,856    $ 19,916      $  600,627
   Interest                               1,140,074            --         4,059            545       3,405              --
                                         ----------  ------------   -----------    -----------    --------      ----------
Total Income                              1,664,304     2,218,538     1,328,539      2,453,401      23,321         600,627
                                         ----------  ------------   -----------    -----------    --------      ----------
Expenses
   Advisory fee                             342,730     1,052,908       472,326      1,444,968      10,374         148,740
   Administration fees                      208,853       734,184       603,859      1,246,950       4,324          87,423
   Shareholder servicing fees                    --            --         4,767             --          --              --
   Professional fees                          6,540        23,195        14,813         31,225         143           1,832
   Trustees' fees and expenses                6,120        16,995        10,195         21,745          76           3,014
   Interest and credit facility fee              --           528        11,830         11,970         204           3,417
   Miscellaneous                              1,065         8,860         3,132          7,024         845           1,020
                                         ----------  ------------   -----------    -----------    --------      ----------
Total Expenses                              565,308     1,836,670     1,120,922      2,763,882      15,966         245,446
Expense offset                             (103,631)     (262,636)     (253,479)      (524,989)       (658)        (83,704)
                                         ----------  ------------   -----------    -----------    --------      ----------
Net Expenses                                461,677     1,574,034       867,443      2,238,893      15,308         161,742
                                         ----------  ------------   -----------    -----------    --------      ----------
Net Investment Income (Loss)              1,202,627       644,504       461,096        214,508       8,013         438,885
                                         ----------  ------------   -----------    -----------    --------      ----------
Net Realized and Unrealized
   Gain (Loss) on Investments
Realized gain from:
   Securities                             2,692,425    23,460,215    16,676,814     18,367,607      16,136       2,273,922
   Foreign currency transactions                 --       (38,687)    2,901,997      3,950,398     (11,730)       (155,933)
                                         ----------  ------------   -----------    -----------    --------      ----------
   Net realized gain (loss)               2,692,425    23,421,528    19,578,811     22,318,005       4,406       2,117,989
                                         ----------  ------------   -----------    -----------    --------      ----------
Change in unrealized appreciation
   (depreciation) of:
   Investments                            4,354,669   (10,285,094)   (8,173,433)    12,326,006     758,785       3,156,117
   Other assets and liabilities
      denominated in foreign
      currencies                                 --     1,932,213       853,412      5,562,476          67         348,368
                                         ----------  ------------   -----------    -----------    --------      ----------
Net unrealized appreciation
   (depreciation)                         4,354,669    (8,352,881)   (7,320,021)    17,888,482     758,852       3,504,485
                                         ----------  ------------   -----------    -----------    --------      ----------
Net Gain (Loss) on Investments            7,047,094    15,068,647    12,258,790     40,206,487     763,258       5,622,474
                                         ----------  ------------   -----------    -----------    --------      ----------
Net Increase (Decrease) in Net Assets
   Resulting From Operations             $8,249,721  $ 15,713,151   $12,719,886    $40,420,995    $771,271      $6,061,359
                                         ==========  ============   ===========    ===========    ========      ==========
* Foreign taxes withheld                 $       --  $    164,285   $   139,556    $   196,990    $  1,105      $   40,637
                                         ----------  ------------   -----------    -----------    --------      ----------

                                        INTERNATIONAL      U.S.
                                           ALL CAP      HIGH YIELD
YEAR ENDED MARCH 31, 2007                  GROWTH         BOND
------------------------------------------------------------------
Investment Income
   Dividends, net of foreign taxes*       $  318,889   $        --
   Interest                                    3,376     8,712,454
                                          ----------   -----------
Total Income                                 322,265     8,712,454
                                          ----------   -----------
Expenses
   Advisory fee                              182,949       454,810
   Administration fees                        53,229       147,214
   Shareholder servicing fees                     --            --
   Professional fees                           3,092        16,153
   Trustees' fees and expenses                 2,284        12,159
   Interest and credit facility fee            3,127         1,671
   Miscellaneous                               1,513         2,975
                                          ----------   -----------
Total Expenses                               246,194       634,982
Expense offset                               (30,058)     (139,249)
                                          ----------   -----------
Net Expenses                                 216,136       495,733
                                          ----------   -----------
Net Investment Income (Loss)                 106,129     8,216,721
                                          ----------   -----------
Net Realized and Unrealized
   Gain (Loss) on Investments
Realized gain from:
   Securities                              2,751,373       646,077
   Foreign currency transactions             259,079            --
                                          ----------   -----------
   Net realized gain (loss)                3,010,452       646,077
                                          ----------   -----------
Change in unrealized appreciation
   (depreciation) of:
   Investments                              (221,797)    2,536,959
   Other assets and liabilities
      denominated in foreign
      currencies                             379,661            --
                                          ----------   -----------
Net unrealized appreciation
   (depreciation)                            157,864     2,536,959
                                          ----------   -----------
Net Gain (Loss) on Investments             3,168,316     3,183,036
                                          ----------   -----------
Net Increase (Decrease) in Net Assets
   Resulting From Operations              $3,274,445   $11,399,757
                                          ==========   ===========
* Foreign taxes withheld                  $   31,557   $        --
                                          ----------   -----------


                                       67


STATEMENTS OF CHANGES IN NET ASSETS



                                               U.S.MICRO CAP           U.S.EMERGING GROWTH
                                        --------------------------  ------------------------
YEARS ENDED MARCH 31                        2007          2006         2007         2006
--------------------------------------------------------------------------------------------
Increase (Decrease) In Net Assets From
   Investment Operations:
   Net investment income (loss)         $   (615,012) $   (576,352) $   (62,920) $  (131,488)
   Net realized gain (loss)                5,021,292    13,711,832    1,305,006    3,962,899
   Net unrealized appreciation
   (depreciation)                         (5,804,396)   11,455,610   (1,129,950)     241,623
                                        ------------  ------------  -----------  -----------
Net increase (decrease) in net
assets from investment operations         (1,398,116)   24,591,090      112,136    4,073,034
                                        ------------  ------------  -----------  -----------
Distributions to Shareholders:
   From net investment income                     --            --           --           --
   From net realized gains                (9,264,776)   (1,668,172)    (739,964)      (7,167)
                                        ------------  ------------  -----------  -----------
Total distributions                       (9,264,776)   (1,668,172)    (739,964)      (7,167)
                                        ------------  ------------  -----------  -----------
From Capital Share Transactions:
   Proceeds from shares sold
      Class I                             17,798,669     8,572,354    2,347,555    1,499,847
      Class II                               490,444        38,388           --           --
      Class IV                                    --            --           --           --
      Class R                                     --            --    1,241,746      350,928
   Distributions reinvested
      Class I                              8,668,832     1,439,456      513,359        5,184
      Class II                               399,499       165,230           --           --
      Class IV                                    --            --           --           --
      Class R                                     --            --      226,606        1,983
   Cost of shares redeemed
      Class I                            (10,288,572)  (22,059,033)  (1,775,938)  (9,948,897)
      Class II                            (3,241,659)  (11,592,735)          --           --
      Class IV                                    --            --           --           --
      Class R                                     --            --   (1,234,060)  (1,804,143)
                                        ------------  ------------  -----------  -----------
Net increase (decrease) in net
assets from share transactions            13,827,213   (23,436,340)   1,319,268   (9,895,098)
                                        ------------  ------------  -----------  -----------
Net Increase (Decrease) in Net Assets      3,164,321      (513,422)     691,440   (5,829,231)
Net Assets
   Beginning                              83,932,931    84,446,353    9,894,431   15,723,662
                                        ------------  ------------  -----------  -----------
   Ending                               $ 87,097,252  $ 83,932,931  $10,585,871  $ 9,894,431
                                        ============  ============  ===========  ===========
Undistributed net investment income
(loss), ending                          $         --  $         --  $        --  $        --
                                        ============  ============  ===========  ===========
Class I -- Capital Share Activity
   Shares sold                             1,099,483       583,935      179,774      129,381
   Distributions reinvested                  588,116        97,656       41,601          460
   Shares redeemed                          (659,422)   (1,600,418)    (138,889)    (879,179)
                                        ============  ============  ===========  ===========
   Net Class I Share Activity              1,028,177      (918,827)      82,486     (749,338)
                                        ============  ============  ===========  ===========
Class II -- Capital Share Activity
   Shares sold                                31,699         2,726           --           --
   Distributions reinvested                   26,938        11,172           --           --
   Shares redeemed                          (219,977)     (861,481)          --           --
                                        ============  ============  ===========  ===========
   Net Class II Share Activity              (161,340)     (847,583)          --           --
                                        ============  ============  ===========  ===========
Class IV -- Capital Share Activity
   Shares sold                                    --            --           --           --
   Distributions reinvested                       --            --           --           --
   Shares redeemed                                --            --           --           --
                                        ============  ============  ===========  ===========
   Net Class IV Share Activity                    --            --           --           --
                                        ============  ============  ===========  ===========
Class R -- Capital Share Activity
   Shares sold                                    --            --       95,674       31,266
   Distributions reinvested                       --            --       18,696          178
   Shares redeemed                                --            --      (98,725)    (181,217)
                                        ============  ============  ===========  ===========
   Net Class R Share Activity                     --            --       15,645     (149,773)
                                        ============  ============  ===========  ===========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       68



                                                                          U.S. SYTEMATIC             U.S. SYSTEMATIC
                                            U.S SMALL CAP VALUE          LARGE CAP GROWTH            MID CAP GROWTH
                                        --------------------------   ------------------------  -------------------------
YEARS ENDED MARCH 31                        2007         2006            2007        2006          2007         2006
-------------------------------------------------------------------  ---------------------------------------------------
Increase (Decrease) In Net Assets From
   Investment Operations:
   Net investment income (loss)         $    487,788  $    795,961   $    16,091  $     1,377  $    (49,438) $   (23,484)
   Net realized gain (loss)               23,316,339    14,420,355     1,136,149      795,200     2,559,300    1,932,084
   Net unrealized appreciation
      (depreciation)                     (11,002,965)   11,266,796       565,057      692,335     1,678,267    1,599,679
                                        ------------  ------------   -----------  -----------  ------------  -----------
Net increase (decrease) in net
   assets from investment operations      12,801,162    26,483,112     1,717,297    1,488,912     4,188,129    3,508,279
                                        ------------  ------------   -----------  -----------  ------------  -----------
Distributions to Shareholders:
   From net investment income               (616,802)     (415,210)       (1,377)     (26,492)           --           --
   From net realized gains               (17,506,477)   (7,768,635)           --           --    (1,221,857)    (863,189)
                                        ------------  ------------   -----------  -----------  ------------  -----------
Total distributions                      (18,123,279)   (8,183,845)       (1,377)     (26,492)   (1,221,857)    (863,189)
                                        ------------  ------------   -----------  -----------  ------------  -----------
From Capital Share Transactions:
   Proceeds from shares sold
      Class I                             25,803,997    33,364,315       747,760    3,132,257         2,720      474,215
      Class II                                   745    20,190,331     5,251,286    3,424,053    22,398,812   21,772,058
      Class IV                                    --            --            --           --            --    1,054,818
      Class R                                 39,334        70,738       577,773      501,618            --           --
   Distributions reinvested
      Class I                             13,918,857     6,277,485            --           --       133,769      106,463
      Class II                             3,727,379     1,741,176         1,377       26,492     1,088,088      661,945
      Class IV                                    --            --            --           --            --       94,576
      Class R                                 88,551        43,447            --           --            --           --
   Cost of shares redeemed
      Class I                            (88,919,520)  (19,888,795)     (556,909)  (3,624,807)     (317,620)  (3,604,980)
      Class II                           (35,983,357)     (128,724)       (4,013)          --   (24,517,301)  (1,978,651)
      Class IV                                    --            --            --           --            --   (2,774,114)
      Class R                               (180,229)     (110,870)   (1,190,968)  (4,555,093)           --           --
                                        ------------  ------------   -----------  -----------  ------------  -----------
Net increase (decrease) in net
   assets from share transactions        (81,504,243)   41,559,103     4,826,306   (1,095,480)   (1,211,532)  15,806,330
                                        ------------  ------------   -----------  -----------  ------------  -----------
Net Increase (Decrease) in Net Assets    (86,826,360)   59,858,370     6,542,226      366,940     1,754,740   18,451,420
Net Assets
   Beginning                             164,224,838   104,366,468    10,465,330   10,098,390    25,285,623    6,834,203
                                        ------------  ------------   -----------  -----------  ------------  -----------
   Ending                               $ 77,398,478  $164,224,838   $17,007,556  $10,465,330  $ 27,040,363  $25,285,623
                                        ============  ============   ===========  ===========  ============  ===========
Undistributed net investment income
   (loss), ending                       $     78,949  $164,224,838   $    16,091  $     1,377  $         --  $        --
                                        ============  ============   ===========  ===========  ============  ===========
Class I -- Capital Share Activity
   Shares sold                             1,322,247     1,831,695        38,919      208,507           211       37,339
   Distributions reinvested                  739,971       350,697            --           --        10,475        9,043
   Shares redeemed                        (4,622,648)   (1,075,546)      (28,488)    (220,921)      (25,688)    (309,803)
                                        ============  ============   ===========  ===========  ============  ===========
   Net Class I Share Activity             (2,560,430)    1,106,846        10,431      (12,414)      (15,002)    (263,421)
                                        ============  ============   ===========  ===========  ============  ===========
Class II -- Capital Share Activity
   Shares sold                                    39     1,079,112       299,668      209,270     1,717,995    1,778,810
   Distributions reinvested                  198,370        97,436            73        1,596        84,742       56,144
   Shares redeemed                        (1,898,898)       (6,971)         (222)          --    (1,770,399)    (156,138)
                                        ============  ============   ===========  ===========  ============  ===========
   Net Class II Share Activity            (1,700,489)    1,169,577       299,519      210,866        32,338    1,678,816
                                        ============  ============   ===========  ===========  ============  ===========
Class IV -- Capital Share Activity
   Shares sold                                    --            --            --           --            --       98,798
   Distributions reinvested                       --            --            --           --            --        8,021
   Shares redeemed                                --            --            --           --            --     (225,497)
                                        ============  ============   ===========  ===========  ============  ===========
   Net Class IV Share Activity                    --            --            --           --            --     (118,678)
                                        ============  ============   ===========  ===========  ============  ===========
Class R -- Capital Share Activity
   Shares sold                                 1,996        38,257        31,541       31,429            --           --
   Distributions reinvested                    4,706            --            --           --            --           --
   Shares redeemed                            (9,047)         (415)      (65,681)    (289,950)           --           --
                                        ============  ============   ===========  ===========  ============  ===========
   Net Class R Share Activity                 (2,345)       37,842       (34,140)    (258,521)           --           --
                                        ============  ============   ===========  ===========  ============  ===========

                                             U.S.CONVERTIBLE
                                        --------------------------
YEARS ENDED MARCH 31                        2007          2006
--------------------------------------  --------------------------
Increase (Decrease) In Net Assets From
   Investment Operations:
   Net investment income (loss)         $  1,202,627  $    409,204
   Net realized gain (loss)                2,692,425     5,286,535
   Net unrealized appreciation
      (depreciation)                       4,354,669      (263,420)
                                        ------------  ------------
Net increase (decrease) in net
   assets from investment operations       8,249,721     5,432,319
                                        ------------  ------------
Distributions to Shareholders:
   From net investment income             (1,305,908)     (776,075)
   From net realized gains                (3,345,184)   (1,442,402)
                                        ------------  ------------
Total distributions                       (4,651,092)   (2,218,477)
                                        ------------  ------------
From Capital Share Transactions:
   Proceeds from shares sold
      Class I                              7,520,973     3,537,830
      Class II                             4,002,514     3,353,900
      Class IV                            93,437,091            --
      Class R                                     --            --
   Distributions reinvested
      Class I                              3,631,531     2,002,954
      Class II                               426,080       178,843
      Class IV                                    --            --
      Class R                                     --            --
   Cost of shares redeemed
      Class I                             (3,772,860)  (12,423,302)
      Class II                              (195,251)         (329)
      Class IV                                    --            --
      Class R                                     --            --
                                        ------------  ------------
Net increase (decrease) in net
   assets from share transactions        105,050,078    (3,350,104)
                                        ------------  ------------
Net Increase (Decrease) in Net Assets    108,648,707      (136,262)
Net Assets
   Beginning                              35,260,780    35,397,042
                                        ------------  ------------
   Ending                               $143,909,487  $ 35,260,780
                                        ============  ============
Undistributed net investment income
   (loss), ending                       $     25,853  $     96,931
                                        ============  ============
Class I -- Capital Share Activity
   Shares sold                               318,723       154,320
   Distributions reinvested                  155,568        86,189
   Shares redeemed                          (159,075)     (530,327)
                                        ============  ============
   Net Class I Share Activity                315,216      (289,818)
                                        ============  ============
Class II -- Capital Share Activity
   Shares sold                               165,539       140,172
   Distributions reinvested                   18,203         7,706
   Shares redeemed                            (8,058)          (14)
                                        ============  ============
   Net Class II Share Activity               175,684       147,864
                                        ============  ============
Class IV -- Capital Share Activity
   Shares sold                             3,980,754            --
   Distributions reinvested                       --            --
   Shares redeemed                                --            --
                                        ============  ============
   Net Class IV Share Activity             3,980,754            --
                                        ============  ============
Class R -- Capital Share Activity
   Shares sold                                    --            --
   Distributions reinvested                       --            --
   Shares redeemed                                --            --
                                        ============  ============
   Net Class R Share Activity                     --            --
                                        ============  ============


                                       69



                                                                                                      INTERNATIONAL
                                              GLOBAL SELECT           INTERNATIONAL GROWTH        GROWTH OPPORTUNITIES
                                       --------------------------  --------------------------  --------------------------
YEARS ENDED MARCH 31                       2007          2006         2007           2006          2007         2006
--------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) In Net Assets
   from Investment Operations:
   Net investment income (loss)        $    644,504  $    277,046  $    461,096  $  1,005,448  $    214,508  $     38,102
   Net realized gain (loss)              23,421,528    22,090,673    19,578,811    19,987,251    22,318,005    28,684,670
   Net unrealized appreciation
      (depreciation)                     (8,352,881)   13,470,141    (7,320,021)    7,906,288    17,888,482    24,818,398
                                       ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in net assets
   from investment operations            15,713,151    35,837,860    12,719,886    28,898,987    40,420,995    53,541,170
                                       ------------  ------------  ------------  ------------  ------------  ------------
Distributions to Shareholders:
   From net investment income               (53,126)     (297,555)     (455,849)           --            --      (909,444)
   From net realized gains              (18,653,269)   (9,700,448)  (13,553,285)  (15,080,798)   (7,183,710)           --
                                       ------------  ------------  ------------  ------------  ------------  ------------
Total distributions                     (18,706,395)   (9,998,003)  (14,009,134)  (15,080,798)   (7,183,710)     (909,444)
                                       ------------  ------------  ------------  ------------  ------------  ------------
From Capital Share Transactions:
   Proceeds from shares sold
      Class I                             4,229,593    20,080,568     3,016,780     6,546,866    26,262,922    36,863,789
      Class II                            1,644,792    21,725,096        50,000    53,840,583    31,161,698    10,543,685
      Class III                                  --            --            --            --        13,150     6,971,235
      Class IV                                   --            --            --    45,381,290    37,314,972    33,326,621
      Class R                                    --            --       995,312       670,079            --            --
   Distributions reinvested
      Class I                             7,842,519     4,052,988     6,370,440     6,615,202     3,129,833       456,359
      Class II                            9,653,425     5,377,960     7,369,591            --     1,392,423       132,879
      Class III                                  --            --            --            --       188,795        56,269
      Class IV                                   --            --            --     8,221,384     2,008,361       215,598
      Class R                                    --            --       269,106       216,270            --            --
   Cost of shares redeemed
      Class I                            (9,686,380)  (24,718,526)  (39,097,481)  (13,487,399)  (47,558,129)  (15,469,116)
      Class II                          (19,104,263)  (10,186,408)  (11,428,000)  (43,546,717)     (342,687)  (24,544,547)
      Class III                                  --            --            --   (82,681,011)   (3,000,000)   (2,000,000)
      Class IV                                   --            --            --      (999,155)  (13,052,589)   (8,540,000)
      Class R                                    --            --      (709,385)           --            --            --
                                       ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in net assets
   from share transactions               (5,420,314)   16,331,678   (33,163,637)  (19,222,608)   37,518,749    38,012,772
                                       ------------  ------------  ------------  ------------  ------------  ------------
Net Increase (Decrease) in Net Assets    (8,413,558)   42,171,535   (34,452,885)   (5,404,419)   70,756,034    90,644,498
Net Assets
   Beginning                            177,834,448   135,662,913   104,166,375   109,570,794   181,340,012    90,695,514
                                       ------------  ------------  ------------  ------------  ------------  ------------
   Ending                              $169,420,890  $177,834,448  $ 69,713,490  $104,166,375  $252,096,046  $181,340,012
                                       ============  ============  ============  ============  ============  ============
Undistributed net investment income,
   ending                              $    605,808  $     53,117  $  3,363,093  $    461,278  $  4,164,906  $         --
                                       ============  ============  ============  ============  ============  ============
Class I -- Capital Share Activity
   Shares sold                              229,759     1,183,767       134,231       305,670       511,290       927,308
   Distributions reinvested                 441,086       241,393       302,921       340,639        61,891        11,669
   Shares redeemed                         (519,507)   (1,462,753)   (1,787,977)     (646,622)     (921,085)     (362,293)
                                       ============  ============  ============  ============  ============  ============
   Net Class I Share Activity               151,338       (37,593)   (1,350,825)         (313)     (347,904)      576,684
                                       ============  ============  ============  ============  ============  ============
Class II -- Capital Share Activity
   Shares sold                               82,682     1,283,290         2,199     2,488,012       605,599       301,249
   Distributions reinvested                 542,632       320,307       350,266            --        27,421         3,389
   Shares redeemed                       (1,045,918)     (621,513)     (496,447)           --        (6,439)     (659,426)
                                       ============  ============  ============  ============  ============  ============
   Net Class II Share Activity             (420,604)      982,084      (143,982)    2,488,012       626,581      (354,788)
                                       ============  ============  ============  ============  ============  ============
Class III -- Capital Share Activity
   Shares sold                                   --            --            --            --           270       177,565
   Distributions reinvested                      --            --            --            --         3,727         1,440
   Shares redeemed                               --            --            --    (1,979,233)      (58,121)      (43,243)
                                       ============  ============  ============  ============  ============  ============
   Net Class III Share Activity                  --            --            --    (1,979,233)      (54,124)      135,762
                                       ============  ============  ============  ============  ============  ============
Class IV -- Capital Share Activity
   Shares sold                                   --            --            --     2,059,584       741,231       902,575
   Distributions reinvested                      --            --            --       422,693        39,620         5,513
   Shares redeemed                               --            --            --    (3,755,023)     (255,292)     (221,645)
                                       ============  ============  ============  ============  ============  ============
   Net IV Share Activity                         --            --            --    (1,272,746)      525,559       686,443
                                       ============  ============  ============  ============  ============  ============
Class R -- Capital Share Activity
   Shares sold                                   --            --        45,495        30,959            --            --
   Distributions reinvested                      --            --        13,108        11,347            --            --
   Shares redeemed                               --            --       (33,088)      (49,170)           --            --
                                       ============  ============  ============  ============  ============  ============
   Net Class R Share Activity                    --            --        25,515        (6,864)           --            --
                                       ============  ============  ============  ============  ============  ============


(1)  COMMENCED OPERATIONS ON 8/21/06

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       70



                                        EMERGING                                     INTERNATIONAL
                                       MARKETS (1)  INTERNATIONAL SYSTEMATIC        ALL CAP GROWTH          U.S. HIGH YIELD BOND
                                       -----------  ------------------------  -------------------------  --------------------------
YEARS ENDED MARCH 31                      2007          2007         2006        2007          2006          2007          2006
-----------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) In Net Assets
   from Investment Operations:
   Net investment income (loss)        $     8,013  $    438,885  $   19,149  $   106,129  $     22,275  $  8,216,721  $ 10,031,173
   Net realized gain (loss)                  4,406     2,117,989     336,900    3,010,452     6,808,745       646,077     1,896,197
   Net unrealized appreciation
      (depreciation)                       758,852     3,504,485     791,364      157,864       781,523     2,536,959    (1,320,960)
                                       -----------  ------------  ----------  -----------  ------------  ------------  ------------
Net increase (decrease) in net assets
   from investment operations              771,271     6,061,359   1,147,413    3,274,445     7,612,543    11,399,757    10,606,410
                                       -----------  ------------  ----------  -----------  ------------  ------------  ------------
Distributions to Shareholders:
   From net investment income               (6,966)      (69,846)     (4,289)    (120,976)      (13,020)   (8,509,740)  (10,900,316)
   From net realized gains                      --      (815,593)    (52,748)    (814,495)           --            --            --
                                       -----------  ------------  ----------  -----------  ------------  ------------  ------------
Total distributions                         (6,966)     (885,439)    (57,037)    (935,471)      (13,020)   (8,509,740)  (10,900,316)
                                       -----------  ------------  ----------  -----------  ------------  ------------  ------------
From Capital Share Transactions:
   Proceeds from shares sold
      Class I                            1,012,755    50,370,893   3,608,886      687,166       262,832    17,430,335    18,574,415
      Class II                          38,573,618    28,284,448          --           --            --         9,007       108,109
      Class III                                 --    52,389,299          --           --            --            --            --
      Class IV                                  --            --          --           --            --            --            --
      Class R                                   --            --          --           --            --            --            --
   Distributions reinvested
      Class I                                6,966       885,438      57,037      935,471        13,020     4,747,362     6,754,819
      Class II                                  --            --          --           --            --        14,060        13,019
      Class III                                 --            --          --           --            --            --            --
      Class IV                                  --            --          --           --            --            --            --
      Class R                                   --            --          --           --            --            --            --
   Cost of shares redeemed
      Class I                           (1,182,489)  (53,280,511)    (94,165)    (696,616)  (21,173,301)  (41,154,418)  (75,706,764)
      Class II                                  --   (16,538,521)         --           --            --   (10,043,336)       (1,067)
      Class III                                 --            --          --           --            --            --            --
      Class IV                                  --            --          --           --            --            --            --
      Class R                                   --            --          --           --            --            --            --
                                       -----------  ------------  ----------  -----------  ------------  ------------  ------------
Net increase (decrease) in net assets
   from share transactions              38,410,850    62,111,046   3,571,758      926,021   (20,897,449)  (28,996,990)  (50,257,469)
                                       -----------  ------------  ----------  -----------  ------------  ------------  ------------
Net Increase (Decrease) in Net Assets   39,175,155    67,286,966   4,662,134    3,264,995   (13,297,926)  (26,106,973)  (50,551,375)
Net Assets
   Beginning                                    --     4,662,134          --   20,562,031    33,859,957   123,835,265   174,386,640
                                       -----------  ------------  ----------  -----------  ------------  ------------  ------------
   Ending                              $39,175,155  $ 71,949,100  $4,662,134  $23,827,026  $ 20,562,031  $ 97,728,292  $123,835,265
                                       ===========  ============  ==========  ===========  ============  ============  ============
Undistributed net investment income,
   ending                              $    (8,916) $    232,004  $   15,135  $   230,581  $    (29,652) $    379,859  $    128,517
                                       ===========  ============  ==========  ===========  ============  ============  ============
Class I -- Capital Share Activity
   Shares sold                             101,715     3,359,152     342,323       50,330     1,672,171     1,746,153     1,854,714
   Distributions reinvested                     --        59,385       4,694       69,811         1,238       474,222       674,088
   Shares redeemed                         (94,358)   (3,470,050)     (6,824)     (49,417)   (3,820,232)   (4,113,220)   (7,523,270)
                                       ===========  ============  ==========  ===========  ============  ============  ============
   Net Class I Share Activity                7,357       (51,513)    340,193       70,724    (2,146,823)   (1,892,845)   (4,994,468)
                                       ===========  ============  ==========  ===========  ============  ============  ============
Class II -- Capital Share Activity
   Shares sold                           3,057,987     1,826,780          --           --            --           899        10,737
   Distributions reinvested                     --            --          --           --            --         1,407         1,302
   Shares redeemed                              --    (1,031,890)         --           --            --      (976,681)         (107)
                                       ===========  ============  ==========  ===========  ============  ============  ============
   Net Class II Share Activity           3,057,987       794,890          --           --            --      (974,375)       11,932
                                       ===========  ============  ==========  ===========  ============  ============  ============
Class III -- Capital Share Activity
   Shares sold                                  --     3,409,885          --           --            --            --            --
   Distributions reinvested                     --            --          --           --            --            --            --
   Shares redeemed                              --            --          --           --            --            --            --
                                       ===========  ============  ==========  ===========  ============  ============  ============
   Net Class III Share Activity                 --     3,409,885          --           --            --            --            --
                                       ===========  ============  ==========  ===========  ============  ============  ============
Class IV -- Capital Share Activity
   Shares sold                                  --            --          --           --            --            --            --
   Distributions reinvested                     --            --          --           --            --            --            --
   Shares redeemed                              --            --          --           --            --            --            --
                                       ===========  ============  ==========  ===========  ============  ============  ============
   Net IV Share Activity                        --            --          --           --            --            --            --
                                       ===========  ============  ==========  ===========  ============  ============  ============
Class R -- Capital Share Activity
   Shares sold                                  --            --          --           --            --            --            --
   Distributions reinvested                     --            --          --           --            --            --            --
   Shares redeemed                              --            --          --           --            --            --            --
                                       ===========  ============  ==========  ===========  ============  ============  ============
   Net Class R Share Activity                   --            --          --           --            --            --            --
                                       ===========  ============  ==========  ===========  ============  ============  ============


                                       71


NOTES TO FINANCIAL STATEMENTS

NOTE A -- ORGANIZATION

Nicholas-Applegate Institutional Funds (formerly Nicholas-Applegate Investment
Trust) (the "Trust") is an open-end investment management company. The Trust was established as a Delaware business trust on December 17, 1992 and consists of thirteen separate portfolios (collectively the "Funds" and each a "Fund"). Each
Fund's investment objectives, strategies and risks are discussed in the Funds'
current prospectuses. All of the Funds have issued Class I shares ("Class I"), eleven Funds have issued Class II shares ("Class II"), two Funds have issued
Class III shares ("Class III"), two Funds have issued Class IV shares ("Class
IV") and four Funds have issued Retirement shares ("Class R"). No shares have a sales charge. Class R has a distribution fee. The Funds offering Class I, Class
II, Class III and Class IV shares are covered in this report.

NOTE B -- SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies consistently followed by the Funds in preparing these financial statements are described below. The policies conform with accounting principles generally accepted in the United States.

SECURITY VALUATIONS

Equity securities, including ADRs and GDRs, that are traded on a stock exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business on the New York Stock Exchange (normally 4:00 p.m. New
York time) on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices. Securities listed or traded on certain non-U.S. exchanges whose operations are similar to the United States over-the-counter market are valued at the price within the limits of the latest available current bid and asked prices deemed by the Investment Adviser best to reflect fair value. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Investment Adviser. The Investment Adviser has
determined the Xetra is the primary market in Germany.

The Funds value long-term debt obligations, including high quality and high yield corporate securities, municipal securities, asset-backed securities, collateralized mortgage obligations and US Government and Agency issues, at the quoted bid price provided by an approved bond pricing service. Convertible securities are normally priced at the mean between the bids and ask prices.
Short-term debt instruments, (e.g., commercial paper, bankers acceptances, U.S.
Treasury Bills, etc.) having a maturity of less than 60 days will be valued at amortized cost. If a fixed income security has a maturity of greater than 60 days, it will be valued at market price.

Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Investment Adviser does not represent fair value (Fair
Value Securities), are valued by the Pricing Committee overseen by the Board of
Trustees in consultation as applicable, with the Investment Adviser's portfolio managers, traders, and research and credit analysts and legal and compliance personnel. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which there is no current market; securities whose prices are stale; securities denominated in currencies that are restricted, untraded, or for which exchange rates are disrupted; securities affected by significant events; and securities that the Investment Adviser or Pricing Committee believe were priced incorrectly. A "significant event" (which includes, but is not limited to, an extraordinarily political or market event) is an event that the Investment
Adviser or Pricing Committee believes with a reasonably high degree of certainty has caused the closing market prices of a Fund's portfolio securities to no longer reflect their value at the time of the Fund's NAV calculation.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for as of trade date. Realized gains and losses from security transactions are determined on an identified-cost basis.

Dividend income is recorded on the ex-dividend date or, for certain non-U.S.
securities, when the information becomes available to the Funds. Interest income is recorded on an accrual basis. Discounts and premiums on debt securities are accreted and amortized on the yield to maturity basis.

NON-U.S. CURRENCY TRANSACTIONS

At each net asset valuation date, the value of assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the current exchange rate at the spot rate at 11:00 a.m. Eastern Time against the
U.S. dollar, as provided by an approved pricing service. Security transactions, income and expenses are converted at the prevailing exchange rate on the day of the event. The effect of changes in exchange rates on securities denominated in a non-U.S. currency is included with the net realized and unrealized gain or loss of the associated security. Other Non-U.S. currency gains or losses are reported separately.

Certain Funds may use forward non-U.S. currency contracts to reduce their exposure to currency fluctuations of their non-U.S. securities. These contracts are commitments to purchase or sell a non-U.S. currency at a specified rate on a future date. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation of investments. The contract commitment is fully collateralized by cash or securities of the Fund. Non-U.S. denominated assets and forward currency contracts may involve more risks than U.S. transactions, including currency risk, political and economic risk, regulatory and market risk. Evaluating and monitoring such risk exposure is a part of the Funds' management strategy. There were no such forward non-U.S. currency contracts at March 31, 2007.

                                       72


FUTURES CONTRACTS

Each Fund may enter into futures contracts involving non-U.S. currency, interest rates, securities, and securities indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of non-U.S. currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund.
When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. There were no such futures contracts at
March 31, 2007.

OPTIONS CONTRACTS

The Funds may: (a) buy call options on non-U.S. currency in anticipation of an increase in the value of the underlying asset; (b) buy put options on non-U.S.
currency, portfolio securities, and futures in anticipation of a decrease in the value of the underlying asset; and (c) write call options on portfolio securities and futures to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by a Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received. When a Fund writes options on futures contracts, it will be subject to margin requirements similar to those applied to futures contracts.

EQUITY-LINKED SECURITIES

Certain Funds may purchase equity-linked securities, also known as participation notes, equity swaps, and zero strike calls and warrants. Equity-linked securities are primarily used by a Fund as an alternative means to more efficiently and effectively access the securities market of what is generally an emerging country. The Fund deposits an amount of cash with its custodian (or broker, if legally permitted) in an amount near or equal to the selling price of the underlying security in exchange for an equity linked security. Upon sale, the Fund receives cash from the broker or custodian equal to the value of the underlying security. Aside from market risk of the underlying securities, there is a risk of default by the other party to the transaction. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. In addition, while a Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to close out such a transaction with the other party or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair the Fund's ability to enter into other transactions at a time when doing so might be advantageous.

SECURITIES LENDING

In order to generate expense offset credits, each of the Funds may lend portfolio securities, on a short-term or a long-term basis, up to 30% of a
Fund's total assets to broker/dealers, banks, or other institutional borrowers of securities. A Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Investment Adviser has determined are creditworthy and under the guidelines established by the Board of
Trustees and will receive collateral in the form of cash or U.S. government securities equal to at least 102% of the value of the securities loaned on U.S.
securities and 105% on non-U.S. securities.

There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, loose the opportunity to sell securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.
The market value of securities on loan and the related collateral at the period ended March 31, 2007 were:

FUND                                                  MARKET VALUE    COLLATERAL
--------------------------------------------------------------------------------
U.S. Micro Cap                                         $35,139,636   $36,010,475
U.S. Emerging Growth                                     3,475,008     3,550,958
U.S. Small Cap Value                                       818,193       852,750
U.S. Convertible                                         1,231,957     1,288,998
Global Select                                           20,318,816    21,122,450
International Growth                                     4,742,948     4,944,858
International Growth Opportunities                      30,563,735    32,338,758
International All Cap                                    1,163,920     1,216,625

CREDIT FACILITY

The Trust has a $15 million credit facility available to fund temporary or emergency borrowing expiring in March 2008. Each Fund pays its pro-rata share of an annual commitment fee plus interest on its specific borrowings. For the period ended March 31, 2007, the Funds did not borrow against the line of credit.

COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the
Funds expect the risks of loss to be remote.

FUND EXPENSES AND MULTI-CLASS ALLOCATIONS

Each Fund bears expenses incurred specifically on its behalf plus an allocation of its share of Trust level expenses. Each share offered by a Fund has equal rights to assets but incurs certain Class specific expenses. The Funds allocate income, gains and losses, both realized and unrealized, and expenses, except for
Class specific expenses, based on the relative net assets of each share class.

                                       73


Many of the brokers with whom the Investment Adviser places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund. In addition, through arrangements with the Funds custodian, credits realized as a result of uninvested cash balances were used to reduce the Funds expenses.
During the period, the credits used to reduce the Funds expenses were:

                                                  CREDIT     DIRECT     SECURITY
                                                 INTEREST   BROKERAGE    LENDING
FUND                                              OFFSET     OFFSET      OFFSET
--------------------------------------------------------------------------------
U.S. Micro Cap                                     61,100     48,022    218,000
U.S. Emerging Growth                               15,473      4,584     30,167
U.S. Small Cap Value                              394,165     23,536     23,267
U.S. Systematic Large Cap Growth                    6,339      1,698      3,333
U.S. Systematic Mid Cap Growth                     36,372     27,007      4,328
U.S. Convertible                                   92,631         --     11,000
Global Select                                     120,446     35,923    106,267
International Growth                              101,058     18,354    134,067
International Growth Opportunities                269,270     38,586    217,133
Emerging Markets                                      654          4         --
International Systematic                           55,087     28,617         --
International All Cap Growth                       18,660      3,731      7,667
U.S. High Yield Bond                              139,249         --         --

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

NOTE C -- FEDERAL INCOME TAXES

The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Accordingly, no provision for federal income taxes is required. A Fund investing in foreign securities records any foreign taxes on income and gains on such investments in accordance with the applicable tax rules. The Funds' tax accounting treatment of loss deferrals, accretion, passive foreign investment companies and expiration of capital loss carryforwards are different from the financial statement recognition of income and gains.

Capital loss carryforwards may be used to offset current or future capital gains until expiration.

DISTRIBUTIONS TO SHAREHOLDERS

The Funds record distributions to shareholders on the ex-dividend date.
Distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Accordingly, the Funds'
capital accounts are periodically reclassified to reflect income and gains available for distribution under income tax regulations. The Funds make income and capital gain distributions at least annually. Funds with income objectives make distributions either quarterly or monthly in accordance with the prospectuses.

                                       74


The tax character of distributions paid during the fiscal year ended March 31,
2007 were as follows:


                                                             DISTRIBUTION PAID FROM:
                                     ---------------------------------------------------------------------
                                                      NET           TOTAL                        TOTAL
                                      ORDINARY     LONG TERM       TAXABLE      TAX RETURN   DISTRIBUTIONS
FUND                                   INCOME    CAPITAL GAIN   DISTRIBUTIONS   OF CAPITAL      PAID(1)
----------------------------------------------------------------------------------------------------------
U.S. Micro Cap                       5,602,977     3,661,799       9,264,776        --          9,264,776
U.S. Emerging Growth                        --       739,964         739,964        --            739,964
U.S. Small Cap Value                 6,115,915    12,007,364      18,123,279        --         18,123,279
U.S. Systematic Large Cap Growth         1,377            --           1,377        --              1,377
U.S. Systematic Mid Cap Growth         652,156       569,701       1,221,857        --          1,221,857
U.S. Convertible                     1,305,908     3,345,184       4,651,092        --          4,651,092
Global Select                        8,281,420    10,424,975      18,706,395        --         18,706,395
International Growth                 6,638,836     7,370,298      14,009,134        --         14,009,134
International Growth Opportunities          --     7,183,710       7,183,710        --          7,183,710
Emerging Markets                         6,966            --           6,966        --              6,966
International Systematic               747,001       138,438         885,439        --            885,439
International All Cap Growth           120,976       814,495         935,471        --            935,471
U.S. High Yield Bond                 8,509,740            --       8,509,740        --          8,509,740


The tax characters of distributions paid during the fiscal year ended March 31,
2006 were as follows:


                                                              DISTRIBUTION PAID FROM:
                                     ----------------------------------------------------------------------
                                                       NET           TOTAL                        TOTAL
                                      ORDINARY      LONG TERM       TAXABLE      TAX RETURN   DISTRIBUTIONS
FUND                                   INCOME     CAPITAL GAIN   DISTRIBUTIONS   OF CAPITAL      PAID(1)
-----------------------------------------------------------------------------------------------------------
U.S. Micro Cap                               --     1,668,172       1,668,172         --         1,668,172
U.S. Emerging Growth                         --         7,167           7,167         --             7,167
U.S. Small Cap Value                  2,708,994     5,474,851       8,183,845         --         8,183,845
U.S. Systematic Large Cap Growth         26,492            --          26,492         --            26,492
U.S. Systematic Mid Cap Growth          599,243       263,946         863,189         --           863,189
U.S. Convertible                        776,075     1,442,402       2,218,477         --         2,218,477
Global Select                         4,352,441     5,645,562       9,998,003         --         9,998,003
International Growth                  7,292,658     7,788,140      15,080,798         --        15,080,798
International Growth Opportunities      909,444            --         909,444         --           909,444
International Systematic                 57,037            --          57,037         --            57,037
International All Cap Growth             13,020            --          13,020         --            13,020
U.S. High Yield Bond                 10,900,316            --      10,900,316         --        10,900,316


(1)  TOTAL DISTRIBUTIONS PAID DIFFER FROM THE STATEMENT OF CHANGES IN NET ASSETS
     BECAUSE FOR THE TAX PURPOSES DIVIDENDS ARE RECOGNIZED WHEN ACTUALLY PAID.

                                       75


As of March 31, 2007 the components of accumulated earnings/(deficit) on a tax basis were as follows:


                                                        COMPONENTS OF ACCUMULATED EARNINGS/(DEFICIT):
                                    ---------------------------------------------------------------------------------------------
                                    UNDISTRIBUTED  UNDISTRIBUTED                ACCUMULATED       UNREALIZED          TOTAL
                                      ORDINARY       LONG-TERM    ACCUMULATED   CAPITAL AND      APPRECIATION/     ACCUMULATED
FUND                                   INCOME      CAPITAL GAINS   EARNINGS    OTHER LOSSES     (DEPRECIATION)  EARNING/(DEFICIT)
---------------------------------------------------------------------------------------------------------------------------------
U.S. Micro Cap                               --       4,007,104     4,007,104           --       12,021,676(3)     16,028,780
U.S. Emerging Growth                         --              --            --   (5,907,695)(2)    1,458,915(3)     (4,448,780)
U.S. Small Cap Value                  4,473,081      10,696,025    15,169,106           --       13,636,316(6)     28,805,422
U.S. Systematic Large Cap Growth         16,091              --        16,091   (7,894,911)(2)    1,954,330(3)     (5,924,490)
U.S. Systematic Mid Cap Growth          255,592         448,067       703,659   (2,023,600)(2)    3,683,871(5)      2,363,930
U.S. Convertible                         25,853         899,104       924,957   (7,235,502)(2)    9,292,683(3)      2,982,138
Global Select                         7,855,168      12,723,284    20,578,452   (3,238,470)(2)   20,986,201(3)     38,326,183
International Growth                  3,475,314      12,513,771    15,989,085  (16,415,874)(2)   11,848,317(3)     11,421,528
International Growth Opportunities    4,164,906       6,519,139    10,684,045  (25,835,249)(2)   61,595,707(3)     46,444,503
Emerging Markets                         33,910              --        33,910           --          730,395(4)        764,305
International Systematic              1,619,242         151,834     1,771,076           --        4,153,770(4)      5,924,846
International All Cap Growth            324,011       1,189,306     1,513,317   (6,107,128)(2)    5,157,247(4)        563,436
U.S. High Yield Bond                    379,859              --       379,859   (3,684,200)(2)    4,009,818(3)        705,477


(2)  THE FOLLOWING FUNDS HAD NET CAPITAL LOSS CARRYFORWARDS OF APPROXIMATELY:

                                                 NET CAPITAL LOSS
                                                   CARRYFORWARD
FUND                                                (IN 000'S)      EXPIRATION
--------------------------------------------------------------------------------
U.S. Emerging Growth                                  1,030       March 31, 2011
                                                      4,878       March 31, 2010
U.S. Systematic Large Cap Growth                        321       March 31, 2012
                                                      2,665       March 31, 2011
                                                      4,910       March 31, 2010
U.S. Systematic Mid Cap Growth                          506       March 31, 2010
                                                      1,518       March 31, 2009
U.S. Convertible                                      6,792       March 31, 2011
                                                        443       March 31, 2010
Global Select                                         1,079       March 31, 2010
                                                      1,619       March 31, 2009
                                                        540       March 31, 2008
International Growth                                 10,739       March 31, 2011
                                                      5,677       March 31, 2010
International Growth Opportunities                   25,562       March 31, 2011
                                                        273       March 31, 2010
International All Cap Growth                          1,527       March 31, 2011
                                                      4,580       March 31, 2010
U.S. High Yield Bond                                  2,948       March 31, 2011
                                                        737       March 31, 2010

TO THE EXTENT FUTURE CAPITAL GAINS ARE OFFSET BY CAPITAL LOSS CARRYFORWARDS,
SUCH GAINS WILL NOT BE DISTRIBUTED.

(3)  THE DIFFERENCES BETWEEN BOOK-BASIS AND TAX-BASIS UNREALIZED
     APPRECIATION/(DEPRECIATION) IS ATTRIBUTABLE PRIMARILY TO THE TAX DEFERRAL
     OF LOSSES ON WASH SALES.

(4)  THE DIFFERENCES BETWEEN BOOK-BASIS AND TAX-BASIS UNREALIZED
     APPRECIATION/(DEPRECIATION) IS ATTRIBUTABLE PRIMARILY TO THE TAX DEFERRAL
     OF LOSSES ON WASH SALES AND MARK TO MARKET ON PFICS.

(5)  THE DIFFERENCES BETWEEN BOOK-BASIS AND TAX-BASIS UNREALIZED
     APPRECIATION/(DEPRECIATION) IS ATTRIBUTABLE PRIMARILY TO THE TAX DEFERRAL
     OF LOSSES ON WASH SALES AND ADJUSTMENTS FOR PARTNERSHIPS.

(6)  THE DIFFERENCES BETWEEN BOOK-BASIS AND TAX-BASIS UNREALIZED
     APPRECIATION/(DEPRECIATION) IS ATTRIBUTABLE PRIMARILY TO THE TAX DEFERRAL
     OF LOSSES ON WASH SALES AND REIT ADJUSTMENTS.

                                       76


NOTE D -- TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Nicholas-Applegate Capital Management LLC ("NACM") serves as Adviser (the
"Adviser") to the Trust. The Adviser receives a monthly fee at an annual rate based on the average daily net assets of the Funds. The investment Advisory Fee rates for each of the Funds are listed in the table below.

ADMINISTRATIVE AND SHAREHOLDER SERVICES FEE

On January 24, 2006, the Funds entered into a new Administration Agreement whereby the Funds pay for the administrative services they require under what is essentially an all-in fee structure. Class I, II, III & IV shareholders of the
Funds pay an administrative fee to the Investment Adviser computed as a percentage of the Funds' average net assets attributable in the aggregate to
Class I, II, III & IV shares, the Investment Adviser, in turn, provides or procures administrative and shareholder services for Class I, II, III & IV shareholders and also bears the costs of most third-party administrative services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The administrative fees paid to the Investment Adviser may exceed the related costs. Generally, this may not be the case for relatively small funds. The High Yield Bond Fund received a one time credit of $70,911 for accrual adjustments in the fund administration expense due to the adoption of the unitized administration fee.

The investment advisory and administrative services fees were charged at the following rates from April 1, 2006 to September 27, 2006:


                                                                                ADMINISTRATION FEE

                                                         CLASS I            CLASS II            CLASS III           CLASS IV
FUND                                 ADVISORY FEE   4/1/06 TO 9/27/06   4/1/06 TO 9/27/06   4/1/06 TO 9/27/06   4/1/06 TO 9/27/06
---------------------------------------------------------------------------------------------------------------------------------
U.S. Micro Cap                           1.00%            0.56%               0.31%                --                   --
U.S. Emerging Growth                     0.75%            0.45%                 --                 --                   --
U.S. Small Cap Value                     0.75%            0.55%               0.45%                --                   --
U.S. Systematic Large Cap Growth         0.45%            0.67%               0.52%                --                   --
U.S. Systematic Mid Cap Growth           0.70%            0.63%               0.43%                --                   --
U.S. Convertible                         0.55%            0.47%               0.37%                --                 0.22%(1)
Global Select                            0.65%            0.50%               0.45%                --                   --
International Growth                     0.50%            0.89%               0.49%                --                   --
International Growth Opportunities       0.70%            0.72%               0.57%              0.52%                0.47%
Emerging Markets                         0.90%            0.45%               0.35%(2)             --                   --
International Systematic                 0.50%            0.50%               0.35%(3)           0.25%(4)               --
International All Cap Growth             0.85%            0.30%                 --                 --                   --
U.S. High Yield Bond                     0.40%            0.23%               0.18%                --                   --


(1)  COMMENCED 12/28/06.

(2)  COMMENCED 3/23/07.

(3)  COMMENCED 12/20/06.

(4)  COMMENCED 12/19/06.

                                       77


Effective September 28, 2006, the administrative fees were decreased to the rates shown below, to better reflect other expenses not covered under the administrative fee. These other expenses which the are borne by the fund, such as brokerage fees, taxes, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses and fees, expenses of the disinterested Trustees of the Trust and their counsel may vary and affect the total level of expenses paid by Class I, II, III & IV shareholders.


                                                                    ADMINISTRATION FEE

                                           CLASS I             CLASS II             CLASS III            CLASS IV
FUND                                 9/28/06 TO 3/31/07   9/28/06 TO 3/31/07   9/28/06 TO 3/31/07   9/28/06 TO 3/31/07
----------------------------------------------------------------------------------------------------------------------
U.S. Micro Cap                              0.54%                0.29%                   --                  --
U.S. Emerging Growth                        0.41%                  --                    --                  --
U.S. Small Cap Value                        0.52%                0.42%                   --                  --
U.S. Systematic Large Cap Growth            0.64%                0.49%                   --                  --
U.S. Systematic Mid Cap Growth              0.61%                0.41%                   --                  --
U.S. Convertible                            0.44%                0.34%                   --                0.19%
Global Select                               0.47%                0.42%                   --                  --
International Growth                        0.86%                0.46%                   --                  --
International Growth Opportunities          0.69%                0.54%                 0.49%               0.44%
Emerging Markets                            0.42%                0.32%                   --                  --
International Systematic                    0.48%                0.33%                 0.23%                 --
International All Cap Growth                0.27%                  --                    --                  --
U.S. High Yield Bond                        0.20%                0.15%                   --                  --


The Shareholder servicing fees are charged at the following rates:

FUND
-----------------------------------------------
U.S. Emerging Growth                      0.25%
U.S. Small Cap Value                      0.25%
U.S. Systematic Large Cap Growth          0.25%
International Growth                      0.25%

TRUSTEE COMPENSATION

Certain officers of the Trust are also officers of the Investment Adviser and
Distributor. The Trustees who are not affiliated with the Investment Adviser receive annual compensation of approximately $35,000 each from the Trust, except for the chairman of the Trust who will receive annual compensation of approximately $42,000 from the Trust.

                                       78


NOTE E -- INVESTMENT TRANSACTIONS

The following table presents purchases and sales of securities, excluding short-term investments, during the period ended March 31, 2007 to indicate the volume of transactions in each Fund. The tax cost of securities held at March
31, 2007, and the related gross and net unrealized appreciation and depreciation, provide aggregate information on a tax basis against which future gains and losses on these investments are measured for distribution purposes.


                                                                                                                NET
                                                                                GROSS          GROSS        UNREALIZED
                                                                             UNREALIZED     UNREALIZED     APPRECIATION
                                      PURCHASES      SALES      TAX COST    APPRECIATION   DEPRECIATION   (DEPRECIATION)
FUND                                 (IN 000'S)   (IN 000'S)   (IN 000'S)    (IN 000'S)     (IN 000'S)      (IN 000'S)
------------------------------------------------------------------------------------------------------------------------
U.S. Micro Cap                        $141,181     $137,773     $111,882       $13,994        $(1,972)        $12,022
U.S. Emerging Growth                    15,815       14,813       12,742         1,750           (291)          1,459
U.S. Small Cap Value                    74,844      161,026       70,199        15,753         (2,302)         13,451
U.S. Systematic Large Cap Growth        19,776       14,622       15,469         2,165           (210)          1,955
U.S. Systematic Mid Cap Growth          58,271       60,633       23,361         3,887           (208)          3,679
U.S. Convertible                       157,185       59,666      135,445        13,102         (3,809)          9,293
Global Select                          167,535      193,275      168,214        23,895         (3,025)         20,870
International Growth                   109,534      157,889       61,533        12,709           (864)         11,845
International Growth Opportunities     287,950      259,661      221,530        63,893         (2,305)         61,588
Emerging Markets                        38,764        1,241       38,574         1,022           (290)            732
International Systematic               124,833       65,806       66,903         5,358         (1,205)          4,153
International All Cap Growth            25,760       25,111       20,461         5,526           (368)          5,158
U.S. High Yield Bond                   100,738      113,017       91,246         4,139           (129)          3,661


Gains and losses resulting from the subscriptions-in-kind and redemptions-in-kind are included in the realized gain/loss from securities and
non-U.S. currency transactions. During the year ended March 31, 2007, the U.S.
Convertible, Emerging Markets and U.S. High Yield Bond Funds had
subscriptions-in-kind valued at $93,195,957, $37,739,965 and $8,812,639, respectively. The U.S. Systematic Mid Cap Growth and International Systematic
Funds had redemptions-in-kind valued at $22,285,855 and $14,473,124, respectively.

NOTE F -- FINANCIAL INSTRUMENTS

The Funds may be party to financial instruments with off-balance sheet risks, including forward non-U.S. currency contracts, primarily in an attempt to minimize the risk to the Fund, in respect of its portfolio transactions. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from unexpected movement in currencies, securities values and interest rates. The contract amounts indicate the extent of the Funds' involvement in such contracts. For the year ended March 31, 2007 the Funds were not party to any such agreements.

NOTE G -- NEW ACCOUNTING PRONOUNCEMENTS

The Financial Accounting Standards Board ("FASB") has recently issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an
Interpretation of FASB Statement No. 109) the "Interpretation"), which applies to all registered investment companies and clarifies the accounting for uncertain tax positions. The Interpretation is effective for financial statements for fiscal years beginning after December 15, 2006. Management has not yet completed their analysis of the Interpretation, and is not currently in a position to estimate the significance, if any, that the impact of adoption will have on the financial statements.

On December 22, 2006, the SEC indicated they had no objection if a fund implemented FIN 48 in the first required financial statement reporting period for fiscal years beginning after December 15, 2006.

In addition, in September 2006, Statement of Financial Accounting Standards No.
157, Fair Value Measurements ("SFAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact, if any, the adoption of SFAS 157 will have on the Fund's financial statements.

                                       79


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Nicholas-Applegate Institutional Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios comprising the Nicholas-Applegate Institutional Funds (collectively, the "Funds") at March
31, 2007, and the results of each of their operations for the year then ended, the changes in each of their net assets for the two years in the period then ended and each of their financial highlights for the five years in the period then ended (for the Nicholas-Applegate International All-Cap Growth Fund, for
the two years in the period ended March 31, 2007), in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance the standards of the Public Company Accounting Oversight Board (United States). Those
standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at March 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Nicholas-Applegate International
All-Cap Growth Fund for the three years in the period ended March 31, 2005 were audited by another independent registered public accounting firm whose report dated April 22, 2005 expressed an unqualified opinion thereon.

/s/ PRICEWATERHOUSECOOPERS LLP

Los Angeles, California
May 25, 2007

                                       80


SHAREHOLDER EXPENSE EXAMPLE -- (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2006 to March 31, 2007).

ACTUAL EXPENSES

The first line of the table below for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for a fund under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return if 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                                       EXPENSES PAID
                                               BEGINNING ACCOUNT   ENDING ACCOUNT   DURING THE PERIOD*
                                                     VALUE              VALUE       OCTOBER 1, 2006 TO    ANNUALIZED
                                                OCTOBER 1, 2006    MARCH 31, 2007     MARCH 31, 2007     EXPENSE RATIO
----------------------------------------------------------------------------------------------------------------------
U.S. MICRO CAP GROWTH -- CLASS I
Actual                                             $1,000.00          $1,116.50            $8.38              1.58%
----------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000.00          $1,017.15            $7.99              1.58%
----------------------------------------------------------------------------------------------------------------------
U.S. MICRO CAP GROWTH -- CLASS II
Actual                                             $1,000.00          $1,118.00            $7.06              1.33%
----------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000.00          $1,018.40            $6.73              1.33%
----------------------------------------------------------------------------------------------------------------------
U.S. EMERGING GROWTH -- CLASS I
Actual                                             $1,000.00          $1,126.40            $6.34              1.19%
----------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000.00          $1,019.10            $6.02              1.19%
----------------------------------------------------------------------------------------------------------------------
U.S. SMALL CAP VALUE -- CLASS I
Actual                                             $1,000.00          $1,099.90            $6.90              1.31%
----------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000.00          $1,018.50            $6.63              1.31%
----------------------------------------------------------------------------------------------------------------------
U.S. SMALL CAP VALUE -- CLASS II
Actual                                             $1,000.00          $1,100.70            $6.32              1.20%
----------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000.00          $1,019.05            $6.07              1.20%
----------------------------------------------------------------------------------------------------------------------
U.S. SYSTEMATIC LARGE CAP GROWTH -- CLASS I
Actual                                             $1,000.00          $1,085.70            $5.91              1.13%
----------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000.00          $1,019.40            $5.72              1.13%
----------------------------------------------------------------------------------------------------------------------
U.S. SYSTEMATIC LARGE CAP GROWTH -- CLASS II
Actual                                             $1,000.00          $1,086.30            $5.07              0.97%
----------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000.00          $1,020.21            $4.91              0.97%
----------------------------------------------------------------------------------------------------------------------
U.S. SYSTEMATIC MID CAP GROWTH -- CLASS I
Actual                                             $1,000.00          $1,166.40            $7.28              1.34%
----------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000.00          $1,018.35            $6.78              1.34%
----------------------------------------------------------------------------------------------------------------------
U.S. SYSTEMATIC MID CAP GROWTH -- CLASS II
Actual                                             $1,000.00          $1,168.00            $6.20              1.14%
----------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000.00          $1,019.35            $5.77              1.14%
----------------------------------------------------------------------------------------------------------------------


                                       81



                                                                                          EXPENSES PAID
                                                  BEGINNING ACCOUNT   ENDING ACCOUNT   DURING THE PERIOD*
                                                        VALUE              VALUE       OCTOBER 1, 2006 TO    ANNUALIZED
                                                   OCTOBER 1, 2006    MARCH 31, 2007     MARCH 31, 2007     EXPENSE RATIO
-------------------------------------------------------------------------------------------------------------------------
U.S. CONVERTIBLE -- CLASS I
Actual                                                $1,000.00          $1,097.50            $5.26              1.00%
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)              $1,000.00          $1,020.05            $5.06              1.00%
-------------------------------------------------------------------------------------------------------------------------
U.S. CONVERTIBLE -- CLASS II
Actual                                                $1,000.00          $1,098.20            $4.79              0.91%
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)              $1,000.00          $1,020.51            $4.61              0.91%
-------------------------------------------------------------------------------------------------------------------------
U.S. CONVERTIBLE -- CLASS IV (1)
Actual                                                $1,000.00          $1,011.07            $1.95              0.77%
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)              $1,000.00          $1,010.66            $1.95              0.77%
-------------------------------------------------------------------------------------------------------------------------
GLOBAL SELECT -- CLASS I
Actual                                                $1,000.00          $1,100.60            $6.11              1.16%
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)              $1,000.00          $1,019.25            $5.87              1.16%
-------------------------------------------------------------------------------------------------------------------------
GLOBAL SELECT -- CLASS II
Actual                                                $1,000.00          $1,100.90            $5.85              1.11%
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)              $1,000.00          $1,019.50            $5.62              1.11%
-------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH -- CLASS I
Actual                                                $1,000.00          $1,133.00            $7.59              1.42%
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)              $1,000.00          $1,017.95            $7.18              1.42%
-------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH -- CLASS II
Actual                                                $1,000.00          $1,134.20            $5.51              1.03%
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)              $1,000.00          $1,007.29            $5.18              1.03%
-------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH OPPORTUNITIES -- CLASS I
Actual                                                $1,000.00          $1,217.90            $7.95              1.43%
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)              $1,000.00          $1,017.90            $7.23              1.43%
-------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH OPPORTUNITIES -- CLASS II
Actual                                                $1,000.00          $1,219.00            $7.12              1.28%
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)              $1,000.00          $1,018.65            $6.48              1.28%
-------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH OPPORTUNITIES -- CLASS III
Actual                                                $1,000.00          $1,219.30            $6.84              1.23%
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)              $1,000.00          $1,018.90            $6.23              1.23%
-------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH OPPORTUNITIES -- CLASS IV
Actual                                                $1,000.00          $1,219.80            $6.62              1.19%
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)              $1,000.00          $1,019.10            $6.02              1.19%
-------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS FUND -- CLASS I (2)
Actual                                                $1,000.00          $1,281.40            $8.18              1.43%
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)              $1,000.00          $1,017.90            $7.23              1.43%
-------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS FUND -- CLASS II (3)
Actual                                                $1,000.00          $1,000.18            $0.16              1.18%
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)              $1,000.00          $1,000.52            $0.16              1.18%
-------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL SYSTEMATIC FUND -- CLASS I
Actual                                                $1,000.00          $1,140.50            $4.67              0.87%
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)              $1,000.00          $1,020.71            $4.41              0.87%
-------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL SYSTEMATIC FUND -- CLASS II (4)
Actual                                                $1,000.00          $1,009.21            $2.34              0.85%
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)              $1,000.00          $1,011.37            $2.34              0.85%
-------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL SYSTEMATIC FUND -- CLASS III (5)
Actual                                                $1,000.00          $1,011.70            $2.12              0.76%
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)              $1,000.00          $1,011.73            $2.12              0.76%
-------------------------------------------------------------------------------------------------------------------------


                                       82



                                                                                       EXPENSES PAID
                                               BEGINNING ACCOUNT   ENDING ACCOUNT   DURING THE PERIOD*
                                                     VALUE              VALUE       OCTOBER 1, 2006 TO    ANNUALIZED
                                                OCTOBER 1, 2006    MARCH 31, 2007     MARCH 31, 2007     EXPENSE RATIO
----------------------------------------------------------------------------------------------------------------------
INTERNATIONAL ALL CAP GROWTH -- CLASS I
Actual                                             $1,000.00          $1,165.60           $6.24               1.15%
----------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000.00          $1,019.30           $5.82               1.15%
----------------------------------------------------------------------------------------------------------------------
U.S. HIGH YIELD BOND -- CLASS I
Actual                                             $1,000.00          $1,069.80           $3.27               0.63%
----------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000.00          $1,021.91           $3.19               0.63%
----------------------------------------------------------------------------------------------------------------------
U.S. HIGH YIELD BOND -- CLASS II
Actual                                             $1,000.00          $1,071.20           $3.01               0.58%
----------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000.00          $1,022.16           $2.94               0.58%
----------------------------------------------------------------------------------------------------------------------


(1)  U.S. CONVERTIBLE FUND'S CLASS IV BEGINNING ACCOUNT VALUE ON 12/28/06 (CLASS
     INCEPTION DATE)

(2)  EMERGING MARKETS FUND'S CLASS I BEGINNING ACCOUNT VALUE ON 8/21/06 (CLASS
     INCEPTION DATE)

(3)  EMERGING MARKETS FUND'S CLASS II BEGINNING ACCOUNT VALUE ON 3/23/07 (CLASS
     INCEPTION DATE)

(4)  INTERNATIONAL SYSTEMATIC FUND'S CLASS II BEGINNING ACCOUNT VALUE ON
     12/20/06 (CLASS INCEPTION DATE)

(5)  INTERNATIONAL SYSTEMATIC FUND'S CLASS III BEGINNING ACCOUNT VALUE ON
     12/19/06 (CLASS INCEPTION DATE)

*    EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO (SHOW IN THE
     TABLE BELOW); MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD.

                                       83


SUPPLEMENTARY INFORMATION -- (Unaudited)

PROXY VOTING (Unaudited)

The Investment Adviser votes proxies on behalf of the Funds pursuant to written policies and procedures adopted by the Funds. To obtain free information on how your Funds' securities were voted, please call the Funds at 1-800-551-8043 or visit the Funds' website at www.nacm.com. You may also view how the Fund's securities were voted by visiting the Securities & Exchange Commission's website at www.sec.gov. Additionally, information regarding each Fund's proxy voting record for the most recent twelve month period ended June 30 is also available, free of charge, by calling the Funds at 1-800-551-8043 and from the SEC's website at http:///www.sec.gov.

ADDITIONAL FEDERAL TAX INFORMATION (UNAUDITED)

The Jobs and Growth Tax Relief Reconciliation Act of 2003 allows a fund to distribute certain dividends paid to its eligible shareholders as qualified dividend income. Of the ordinary income (including short-term capital gain)
distributions made by the Funds during the fiscal year ended March 31, 2007, the following percentages represent the amount of qualified income within each Fund:

U.S. Micro Cap                                                             5.43%
U.S. Small Cap Value                                                      18.02
U.S. Systematic Large Cap Growth                                         100.00
U.S. Systematic Mid Cap Growth                                            15.84
U.S. Convertible                                                          20.35
Global Select                                                             17.68
International Growth                                                      28.82
Emerging Markets                                                          41.44
International Systematic                                                  13.75
International All Cap Growth                                             100.00

The amounts which represent income derived from sources within, and taxes paid to non-U.S. countries or possessions of the United States are as follows:

                                                           FOREIGN
                                                           SOURCE
FUND                                                       INCOME     FTC TOTAL:
--------------------------------------------------------------------------------
Global Select                                            $1,802,685    $174,389
International Growth                                      1,466,679     146,976
International Growth Opportunities                        2,658,778     187,154
Emerging Markets                                             20,564         689
International Systematic                                    641,237      40,638
International All Cap Growth                                338,879      31,912

The percentage of ordinary dividends paid by the Funds during the year ended
March 31, 2007, which qualify for the Dividends Received Deduction available to corporate shareholders was:

FUND                                                                 PERCENTAGE:
--------------------------------------------------------------------------------
U.S. Micro Cap                                                             6.16%
U.S. Small Cap Value                                                      28.00
U.S. Systematic Large Cap Growth                                         100.00
U.S. Systematic Mid Cap Growth                                            38.62
U.S. Convertible                                                          18.36
Global Select                                                              5.39
International Growth                                                       0.70
Emerging Markets                                                           6.57
International All Cap Growth                                               9.45

The Funds hereby designate the following approximate amounts as capital gains distributions for the purpose of the Dividends Paid Deduction:

FUND                                                                   AMOUNTS:
--------------------------------------------------------------------------------
U.S. Micro Cap                                                       $ 3,661,799
U.S. Emerging Growth                                                     739,964
U.S. Small Cap Value                                                  12,007,364
U.S. Systematic Mid Cap Growth                                           569,701
U.S. Convertible                                                       3,345,184
Global Select                                                         10,424,975
International Growth                                                   7,370,298
International Growth Opportunities                                     7,183,710
International Systematic                                                 138,438
International All Cap Growth                                             814,495

                                       84


QUARTERLY FILING

The Funds provide a complete list of portfolio holdings four times in each fiscal year, at the end of each calendar quarter. For the second and fourth quarters, the portfolio holdings appear in the Funds' semiannual and annual reports to shareholders. For the first and third quarters, the Funds file their portfolio holdings with the Securities and Exchange Commission on Form N-Q.
Shareholders can look up the Funds' Form N-Q on the SEC's website at
www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC's Public
Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090.

TRUSTEE APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Based upon the recommendation of the Contract Committee of the Board of
Trustees, a Committee comprised of all of the Independent Trustees of the Trust
("Funds"), the Trustees unanimously approved the continuance of the Investment
Advisory Agreement between the Funds and Nicholas-Applegate Capital Management
("Nicholas-Applegate") at a meeting held November 10, 2006. In approving the
Investment Advisory Agreement, the Board of Trustees, through its Contract
Committee, evaluated a comprehensive package of materials, including performance and expense data for other funds with similar asset sizes, investment objectives and policies provided by Morningstar Inc. Prior to making its recommendation, the Contract Committee reviewed the proposed continuance of the Investment
Advisory Agreement with representatives of Nicholas-Applegate and with independent legal counsel to the independent Trustees of the Trust. Members of the Contract Committee also met privately with independent legal counsel to discuss the factors they felt were relevant. The factors included: (1)
comparative performance data for each of the Funds and other funds with similar investment objectives/policies and to a relevant index; (2) the nature, extent and quality of investment advisory services rendered by Nicholas-Applegate; (3)
marketing and sales efforts dedicated to the Funds; (4) compensation paid to
Nicholas-Applegate; (5) costs borne by Nicholas-Applegate; (6) comparative fee and expense data for each of the Funds and other funds with similar investment objectives/policies; (7) Nicholas-Applegate's policies and practices regarding allocation of portfolio transactions, best price and execution of portfolio transactions, and soft dollar arrangements; (8) expense off-set arrangements;
(9) portfolio turnover rates; (10) fall-out benefits, such as research received pursuant to Section 28(e) of the Securities Exchange Act of 1934; (11) fees that
Nicholas-Applegate charges its other clients with similar investment objectives/policies; and (12) experience and qualifications of each of the members of the portfolio management teams.

The Contract Committee also considered their confidence in Nicholas-Applegate's integrity and competence, and Nicholas-Applegate's responsiveness to questions and issues raised by the Trustees, including its willingness to consider and implement changes designed to improve investment and operational results. In their deliberations, the Contract Committee did not identify any particular information that was controlling, and each member of the Contract Committee attributed different weights to the various factors. The Contract Committee determined that the fees of the Investment Advisory Agreement between each of the Funds and Nicholas-Applegate were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Contract
Committee considered relevant in the exercise of their reasonable judgment. The
Contract Committee also separately discussed the material factors and conclusions that formed the basis for the Contract Committee to recommend to the
Board of Trustees to approve the Investment Advisory Agreement for each of the
Funds.

SERVICES PROVIDED BY NICHOLAS-APPLEGATE

The Contract Committee noted that Nicholas-Applegate manages the portfolios of each of the Funds under the direction of the Board of Trustees.
Nicholas-Applegate manages each Fund consistent with each Fund's investment objectives and policies. Nicholas-Applegate provides each Fund with office space and such other services and personnel as are necessary for its operations. The
Contract Committee considered the scope and quality of services provided by
Nicholas-Applegate under the Investment Advisory Agreement. The Contract
Committee considered the quality of the investment research capabilities of
Nicholas-Applegate and the other services to be provided to the Funds by
Nicholas-Applegate, such as selecting broker-dealers for executing portfolio transactions, serving as the Funds' administrator, monitoring adherence to the
Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Board Committees and overseeing the activities of other service providers, including monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. The
Contract Committee concluded that the nature, extent and quality of the services provided by Nicholas-Applegate to the Funds were appropriate and consistent with the terms of the Investment Advisory Agreement and that the Funds' will continue to benefit from services provided under the Investment Advisory Agreement with
Nicholas-Applegate.

COST OF SERVICES & FUND EXPENSES

The Contract Committee examined the fee information and expenses for each of the
Funds in comparison to information from other comparable funds as provided by
Morningstar, Inc. The Contract Committee agreed that overall the Funds'
management fees and expense ratios were reasonable in relation to the management fees and expense ratios of the Funds' peer groups selected by Morningstar. The
Contract Committee also reviewed Nicholas-Applegate's management fees charged to its institutional separate account clients and for sub-advised funds (funds for which the Nicholas-Applegate provides portfolio management services only). In most instances sub-advisory and institutional separate account fees are lower than the Funds' management fee. However, the Contract Committee noted that
Nicholas-Applegate performs significant additional services to the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory

                                       85


compliance and numerous other services that Nicholas-Applegate provides to the
Funds. The Contract Committee reviewed the profitability analysis for each Fund and discussed the methodology used by Nicholas-Applegate to assess profitability. They noted that only 4 of the Funds were profitable and found the level of profitability was fair and reasonable as compared to similar separate accounts and sub-advised funds managed by Nicholas-Applegate.

The Contract Committee concluded that the management fees and other compensation to be paid by the Funds to Nicholas-Applegate were reasonable in relation to the nature and quality of the services to be provided, taking into account (1) the fees charged by other advisers for managing comparable mutual funds with similar strategies; (2) the fees that Nicholas-Applegate charges to other clients; (3)
the estimated overall expense ratio of the Funds, taking into account the Funds'
expense offset arrangements with its brokers, custodian and third party services providers. The Committee concluded that compensation paid to Nicholas-Applegate was comparable to or more favorable than the mean or median expense ratios of their peers.

INVESTMENT RESULTS

The Contract Committee considered the investment results of each of the Funds as compared to funds with similar investment objectives and policies as determined by Morningstar and with relevant securities indices. In addition to the information received by the Contract Committee for their meeting,
Nicholas-Applegate provided detailed performance information for each Fund at each regular meeting of the Board of Trustees. The Contract Committee reviewed information showing absolute and relative performance of each Fund over 1-year,
3-year, 5-year and 10-year periods as applicable.

US MICRO CAP FUND. The Contract Committee reviewed the information reporting performance of the US Micro Cap Growth Fund compared to its peer group and the
Russell 2000 Growth Index and the Russell Micro Cap Growth Index. The
comparative information showed the Fund had performed strongly against its peers and outperformed the Russell 2000 Growth Index for the 1-year, 3-year and 5-year periods. The Committee noted the Fund's slight under performance relative to the new Russell Micro Cap Growth Index for the 1-year period since the Index's inception on June 25, 2005. The Committee concluded that the Fund based on their review had performed very well relative to its peers and benchmarks.

US EMERGING GROWTH FUND. The Contract Committee reviewed information showing performance of the Fund compared to its peer group and the Russell 2000 Growth
Index. The comparative information showed the Fund was at the top quartile of its peer group and had outperformed the Index for the 1-year, 5-year and 10-year periods. The Contract Committee concluded that the Fund's relative performance over time had been very good.

US SMALL CAP VALUE FUND. The Contract Committee reviewed information showing performance of the Fund compared to its peer group and the Russell 2000 Value
Index. The comparative information showed the Fund had out performed its peers but underperformed the Index in the 1-year period, The Fund out performed the index and was the top preforming fund relative to its peers for both the 3-year and 5-year periods. Based on their review, the Contract Committee concluded the
Fund's relative performance over time had been very good.

US SYSTEMATIC LARGE CAP GROWTH FUND. The Contract Committee reviewed information showing performance of the Fund compared to its peer group and the Russell 1000
Growth Index. The comparative information showed the Fund had outperformed its peer group and the Index over the 1-year period and underperformed its peer group and Index for the 3-year and 5-year periods. In early 2004,
Nicholas-Applegate changed portfolio management teams from one focusing on a traditional fundamental approach to one that followed a quantitative focus that relies on analytical investment models prepared by Nicholas-Applegate's systematic investment team. Since that time, the Fund has outperformed its peers and the Index. The Contract Committee considered Nicholas-Applegate's change in the Fund's portfolio management team and the improvement in the Fund's performance following the change. Based on their review, the Contract Committee concluded that changes made by Nicholas-Applegate have had a positive effect on performance.

US SYSTEMATIC MID CAP GROWTH FUND. The Fund has been in operations for only one year so there was little performance information for the Contract Committee to evaluate. However, the Contract Committee reviewed comparative expense ratio information. The comparative information showed that the Fund had a lower investment advisory fee than its peers but had higher overall net expenses. The
Contract Committee considered the Funds average assets of approximately $4.5 million compared to the peer group average of approximately $17 million. Based on their review, the Contract Committee concluded that, although the Fund's net expense ratio exceeded the peer group average, expenses would decrease to more favorable levels as assets increased.

US CONVERTIBLE FUND. The Contract Committee reviewed information showing performance of the Fund compared to its peer group and the Merrill Lynch
Convertibles Bonds All Qualities Index. The comparative information showed that the Fund had outperformed its peer group and the Index for the 1-year, 3-year and 10-year periods yet underperformed both the Index and its peers in the
5-year period. Based on this review, the Contract Committee concluded the Fund's relative investment performance over time was good.

GLOBAL SELECT FUND. The Contract Committee reviewed information showing performance of the Fund compared to its peer group and the MSCI World Index. The comparative information showed the Fund had under performed relative to the
Index for the 1-year period with above median peer performance and outperformed both its peers and the Index for the 3-year and 5-year periods. Based on this review, the Contract Committee concluded the Fund's relative investment performance over time had been very good.

INTERNATIONAL GROWTH FUND. The Contract Committee reviewed information showing performance of the Fund

                                       86


compared to its peer group and the MSCI EAFE Index. The comparative information showed the Fund had outperformed the peer group median for the 1-year and 3-year period yet underperformed the Index in the 1-year, 3-year and 5-year periods.
The Contract Committee considered the changes in the Fund's portfolio management team and ongoing enhancement to its investment process. Based on their review, the Contract Committee concluded that, although the Fund's relative investment performance over time had compared unfavorably to the Index, Nicholas-Applegate was addressing the Committee's concerns about investment performance and retained confidence in Nicholas-Applegate's overall capabilities to manage the
Fund.

INTERNATIONAL GROWTH OPPORTUNITIES FUND. The Contract Committed reviewed information showing performance of the Fund compared to its peer group and the
MSCI EAFE Index. The comparative information showed that the Fund had outperformed the index in the 1-year, 3-year, 5-year and 10-year periods and with the exception of the 3-year period, outperformed its peer group median.
Based on their review, the Contract Committee concluded that the Fund's performance is strong.

EMERGING MARKETS FUND. The Fund has been in operation for less than 1-year and therefore no long term performance comparisons were available for the Contract
Committee to review. The Fund compares its performance to the MSCI EM Index and the MSCI EM Growth Index. For the period from inception on August 18, 2006, the
Fund narrowly outperformed the MSCI EM index and underperformed relative to the
MSCI EM Growth Index. The Committee reviewed the expense ratios of the Fund and based on their review, the Contract Committee concluded that the Fund was well positioned for growth.

INTERNATIONAL SYSTEMATIC FUND. The Fund has been in operations for only a year and accordingly there was little performance information for the Committee to evaluate. The Fund's 1-year performance was compared to the MSCI EAFE Index, the
MSCI EAFE Growth Index and to its peers. The Fund outperformed both Indexes and peers during the 1-year period. The Committee then reviewed comparative expense ratio information which showed that the Fund had lower Advisory fee and lower net expenses than its peers. The Contract Committee considered the Funds average assets of approximately $2.9 million compared to the peer group average of approximately $12.3 million. Based on their review, the Contract Committee concluded that the Fund was performing very well.

INTERNATIONAL ALL CAP GROWTH FUND. The Contract Committed reviewed information showing performance of the Fund compared to its peer group and the MSCI EAFE
Growth Index. The comparative information showed that the Fund had outperformed both its peers and the Index in the 1-year, 3-year and 5-year periods. Based on their review, the Contract Committee concluded that the Fund's performance is strong.

US HIGH YIELD BOND FUND. The Contract Committee reviewed information showing performance of the Fund compared to its peer group and the CSFB High Yield, the
Merrill Lynch High Yield Master II and the Merrill Lynch High Yield BB-B Rated
Indexes. The comparative information showed that the Fund had outperformed its peer group median in the 1-year, 5-year and 10-year periods. The Fund underperformed relative to the Credit Suisse High Yield Index and Merrill Lynch
High Yield Master II Index in all periods. The Contract Committee considered the
Fund's relative performance periods had been adversely affected by
Nicholas-Applegate's decision to avoid the risk of investing in distressed and lower rated high yield bonds (CCC or below). Based on their review, the Contact
Committee retained confidence in Nicholas-Applegate's overall capabilities to manage the Fund.

INVESTMENT ADVISORY FEE AND OTHER EXPENSES

The Contract Committee considered the investment advisory fee paid by each Fund.
The Contract Committee recognized that it is difficult to make comparisons of investment advisory fees because there are variations in the services that are included in the fees paid by other funds. The Contract Committee also considered the fees that Nicholas-Applegate charges other clients with similar investment objectives/policies. Nicholas-Applegate acts as sub-adviser to several open-end and closed-end registered investment companies, non-US investment companies, and investment adviser for separately managed institutional investor accounts. For funds where Nicholas-Applegate acts as sub-adviser, the Investment advisory fee is generally lower. For separately managed accounts where Nicholas- Applegate acts as investment adviser, the investment advisory fee is comparable and in some cases higher. Representatives of Nicholas-Applegate reviewed with the
Contract Committee the significant differences in the scope of services provided and financial commitments and risks involved in managing the various types of accounts. The Contract Committee also considered the total expense ratio for each Fund in comparison to their respective peers. (Expenses for US Systematic
Mid Cap Growth Fund, Emerging Markets Fund and International Systematic Fund are
discussed in the section above).

US MICRO CAP FUND. The peer group consisted of funds with net assets, on average, of $103 million compared with $78 million for the Fund. The information showed that the Fund's investment advisory fee was lower than the peer group median, its gross expenses were higher, and its net expenses were equal to its peer group median. The Contract Committee concluded that the Fund's expense ratio was acceptable in light of the quality of services offered and other factors considered.

US EMERGING GROWTH FUND. The peer group consisted of funds with net assets, on average, of $30 million compared with $12 million for the Fund. The information showed that the Fund's investment advisory fee was lower than the peer group median, gross expense ratio equal to the peer group median, and net expense ratio slightly higher than the peer group median. The Contract Committee concluded that the Fund's expense ratio was acceptable in light of quality of services and other factors considered.

                                       87


US SMALL CAP VALUE FUND. The peer group consisted of funds with net assets, on average, of $114 million compared to $127 million for the Fund. The information showed that the Fund's investment advisory fee and net expense ratio was lower than the peer group median and its gross expense ratio was slightly higher than its peer group median. The Contract Committee concluded that the Fund's expense ratio was acceptable in light of the quality of services offered and other factors considered.

US SYSTEMATIC LARGE CAP GROWTH FUND. The peer group consisted of funds with net assets, on average, of $23 million compared with $6 million for the Fund. The information showed that the Fund's investment advisory fee was lower than the peer group median and that gross expenses and net expenses were above the peer group median. Nicholas-Applegate reported that the Fund's expense ratio was higher than the peer group given its smaller asset size. The Contract Committee concluded that the Fund's expense ratio was acceptable in light of the quality of services and other factors considered.

US CONVERTIBLE FUND. The peer group consisted of funds with net assets, on average, of $140 million compared with $34 million for the Fund. The information showed that the Fund's investment advisory fee was well below the peer group average and its net expenses were equal to the peer group median.
Nicholas-Applegate reported that gross expenses were higher due to the fund's relatively small asset size compared to its peers. The Contract Committee concluded that the Fund's expense ratio was acceptable in light of the quality of services and other factors considered.

GLOBAL SELECT FUND. The peer group consisted of funds with net assets, on average, of $239 million compared with $320 million for the Fund. The information showed that the Fund's investment advisory fee and net expense ratio was lower than its peer group median and average. The Contract Committee concluded that the Fund's expense ratio was acceptable in light of the quality of services and other factors considered.

INTERNATIONAL GROWTH FUND. The peer group consisted of funds with net assets, on average, of $70 million compared to $37 million for the Fund. The information showed that the Fund's investment advisory fee was lower than the peer group median. The Funds net expense ratio was 23 basis points less than the median and its gross expense ratio was 12 basis points above the median. The Contract
Committee concluded that the Fund's expense ratio was acceptable in light of the quality of services offered and other factors considered.

INTERNATIONAL ALL CAP GROWTH FUND. The peer group consisted of funds with net assets, on average, of $79 million compared to $30 million for the Fund. The information showed that the Fund's investment advisory fee was in line with the peer group median and its net and grows expense ratios were higher than category median yet in the lowest quintile with its peers. The Contract Committee concluded that the Fund's expense ratio was acceptable in light of the quality of services and other factors considered.

INTERNATIONAL GROWTH OPPORTUNITIES FUND. The peer group consisted of funds with net assets, on average, of $158 million compared to $100 million for the Fund.
The information showed that the Fund's investment advisory fee was well below the peer group median and its net and gross expense ratio was lower than the peer group median. The Contract Committee concluded that the Fund's expense ratio was acceptable in light of the quality of services offered and other factors considered.

HIGH YIELD BOND FUND. The peer group consisted of funds with net assets, on average, of $174 million compared with $145 million for the Fund. The information showed that the Fund's investment advisory fee as lower than the peer group median as well as its net expense ratios. The Fund's gross expense ratios was in line with the peer group median. The Contract Committee concluded that the Fund's expense ratio was acceptable in light of the quality of services and other factors considered.

ECONOMIES OF SCALE

The Contract Committee noted that the investment advisory fee schedules for the
Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. However, the Contract Committee did note that overall fees paid to Nicholas-Applegate (investment advisory, administration, and shareholder service) contain the functional equivalent of breakpoints through four to five different share classes that reduce the fees paid to Nicholas-Applegate based on the asset level of the account. The Contract Committee recognized that the existing fee structure is consistent with the institutional nature of the Funds and of Nicholas-Applegate's business, which focuses on large institutional investors (e.g., pension plans, endowments and public funds). Having taken these factors into consideration, the Contract Committee concluded that the Funds'
current multiple share class fee structure establishes a reasonable basis for realizing economies of scale for the Funds which may exist when assets increase.
At current asset levels, the Contract Committee also noted that the most of the
Funds have not realized optimal economies of scale in respect to other expenses.

                                       88


CORPORATE GOVERNANCE

NAME, ADDRESS (1)                 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
AGE                               OTHER DIRECTORSHIP HELD BY TRUSTEE
POSITION(S) HELD WITH FUND        NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN
LENGTH OF TIME SERVED (2)         BY TRUSTEE
--------------------------------------------------------------------------------
DISINTERESTED TRUSTEES:

GEORGE F. KEANE
(77)                              PRINCIPAL OCCUPATIONS: President Emeritus and
Chairman of the Board & Trustee   founding Chief Executive Officer, The Common
Since August 2004                 Fund (1971-1993); and Endowment Advisors
                                  (1987-1999) (organizations that provide
                                  investment management programs for colleges
                                  and universities)

                                  OTHER DIRECTORSHIPS HELD: Director, Longview
                                  Oil & Gas (since 2000); Director, Security
                                  Capital U.S. Real Estate (since 1997);
                                  Director, The Universal Bond Fund (since
                                  1997); Director, Universal Stainless & Alloy
                                  Products Inc. (since 1994); Director, United
                                  Water Services and affiliated companies
                                  (1996-2000); Director, and former Chairman of
                                  the Board, Trigen Energy Corporation
                                  (1994-2000); Trustee, Nicholas-Applegate
                                  Mutual Funds (1994-1999).

                                  NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE: 13

WALTER E. AUCH
(85)                              PRINCIPAL OCCUPATIONS: Retired; prior thereto,
Trustee Since May 1999            Chairman and CEO of Chicago Board of Options
                                  Exchange (1979-1986); Senior Executive Vice
                                  President PaineWebber, Inc.

                                  OTHER DIRECTORSHIPS HELD: Trustee, LLBS Funds
                                  (since 1994 and Brinson Supplementary Trust
                                  (since 1997); Director, Thompson Asset
                                  Management Corp (1987-1999; Director, Smith
                                  Barney Trak Fund (since 1992) and Smith Barney
                                  Advisors (since 1992); Director, PIMCO
                                  Advisors L.P (1994-2001); Director, Banyon
                                  Realty Trust ( 1988-2002), Banyon Mortgage
                                  Investment Fund (1989-2002) and Banyon Land
                                  Fund II (since 1988); Director, Express
                                  America Holdings Corp (1992-1999); Director,
                                  Legend Properties, Inc. (1987-1999); Director,
                                  Senele Group (since 1988); Director, Fort
                                  Dearborn Income Securities, Inc. (1987-1995);
                                  Trustee, Nicholas-Applegate Mutual Funds
                                  (1994-1999).

                                  NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE: 13

DARLENE DEREMER                   PRINCIPAL OCCUPATIONS: Managing Director,
(51)                              Putnam Lovell NBF Private Equity (Since 2004);
Trustee Since May 1999            Managing Director, NewRiver E-Business
                                  Advisory Services Division (2000-2003); Prior
                                  to, President and Founder, DeRemer Associates,
                                  a strategic and marketing consulting firm for
                                  the financial services industry (1987-2003);
                                  Vice President and Director, Asset Management
                                  Division, State Street Bank and Trust Company,
                                  now referred to as State Street Global
                                  Advisers, (1982-1987); Vice President, T. Rowe
                                  Price & Associates (1979-1982); Member, Boston
                                  Club (since 1998); Member, Financial Women's
                                  Association Advisory Board (since 1995);
                                  Founder, Mutual Fund Cafe Website.

                                  OTHER DIRECTORSHIPS HELD: Founding Member and
                                  Director, National Defined Contribution
                                  Council (since 1997); Trustee, Boston
                                  Alzheimer's Association (since 1998);
                                  Director, King's Wood Montessori School (since
                                  1995); Editorial Board, National Association
                                  of Variable Annuities (since 1997); Director,
                                  Nicholas-Applegate Strategic Opportunities,
                                  Ltd. (1994-1997); Trustee, Nicholas-Applegate
                                  Mutual Funds (1994-1999); Director, Jurika &
                                  Voyles Fund Group (since 1994-2000); Director,
                                  Nicholas-Applegate Southeast Asia Fund, Ltd.
                                  (since 2004); Trustee, Bramwell Funds
                                  (2003-2005); Director, Independent Director
                                  Council (since 2004). Advisory Board, Mutual
                                  Fund Directors Forum.

                                  NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE: 13

JOHN J. MURPHY                    PRINCIPAL OCCUPATIONS: Founder and senior
(62)                              principal, Murphy Capital Management
Trustee Since September 2005
                                  OTHER DIRECTORSHIPS HELD: Director, Smith
                                  Barney Multiple Discipline Trust; Director,
                                  Barclays International Funds Group Ltd. and
                                  affiliated companies (retired); Director, Trac
                                  Funds; Director, Legg Mason Funds.

                                  NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE: 13

INTERESTED TRUSTEES:

HORACIO A. VALEIRAS               PRINCIPAL OCCUPATIONS: Managing Director
(48)                              (since 2004) and Chief Investment Officer.
President & Trustee Since         Nicholas-Applegate Capital Management,
August 2004                       Nicholas-Applegate Securities (since 2002);
                                  Managing Director of Morgan Stanley Investment
                                  Management, London (1997-2002); Head of
                                  International Equity and Asset Allocation,
                                  Miller Anderson & Sherred; Director and Chief
                                  of Investment Strategies, Credit Suisse First
                                  Boston.

                                  OTHER DIRECTORSHIPS HELD: Trustee, The Bishops
                                  School (since 2002); Trustee, San Diego Rowing
                                  Club (since 2002).

                                  NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE: 13

                                       89


CORPORATE GOVERNANCE

NAME, ADDRESS (1)                 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
AGE                               OTHER DIRECTORSHIP HELD BY TRUSTEE
POSITION(S) HELD WITH FUND        NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN
LENGTH OF TIME SERVED (2)         BY TRUSTEE
--------------------------------------------------------------------------------
OFFICERS:

CHARLES H. FIELD, JR.             PRINCIPAL OCCUPATIONS: General Counsel,
(51)                              Nicholas-Applegate Capital Management,
Secretary and Chief Compliance    Nicholas-Applegate Securities LLC,
Officer Since May 2002            Nicholas-Applegate Holdings LLC (since
                                  February 2004), Deputy General Counsel,
                                  Nicholas-Applegate Capital Management, LLC
                                  (1996-2004).

                                  OTHER DIRECTORSHIPS HELD: Director,
                                  Nicholas-Applegate U.S. Convertible Fund, LLC
                                  (since 2006). Director, Nicholas-Applegate
                                  U.S. Market Neutral Fund (since 2006).

                                  NUMBER OF PORTFOLIOS OVERSEEN BY OFFICER: 13

DEBORAH A. WUSSOW                 PRINCIPAL OCCUPATIONS: Vice President and
(47)                              Director, Nicholas-Applegate Capital
Treasurer and Assistant           Management, LLC (Since 2005), and previously
Secretary Since August 2006       Manager, Legal and Compliance,
                                  Nicholas-Applegate Capital Management, LLC
                                  (since 1995)

                                  OTHER DIRECTORSHIPS HELD: NA

                                  NUMBER OF PORTFOLIOS OVERSEEN BY OFFICER: 13

(1)  UNLESS OTHERWISE NOTED, THE ADDRESS OF THE TRUSTEES AND OFFICERS IS C/O:
     NICHOLAS-APPLEGATE CAPITAL MANAGEMENT, 600 WEST BROADWAY, 32ND FLOOR, SAN
     DIEGO, CALIFORNIA 92101.

(2)  EACH TRUSTEE SERVES FOR AN INDEFINITE TERM, UNTIL HER OR HIS SUCCESSOR IS
     ELECTED.

                                       90


               TRUSTEES OF NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS

                           George F. Keane, CHAIRMAN

                                 Walter E. Auch

                               Darlene T. DeRemer

                                 John J. Murphy

                              Horacio A. Valeiras

                                    OFFICERS

                         Horacio A. Valeiras, PRESIDENT

                        Charles H. Field, Jr., SECRETARY

                          Deborah A. Wussow, TREASURER

                               INVESTMENT ADVISER

                      Nicholas-Applegate Capital Management

                                   DISTRIBUTOR

                          Nicholas-Applegate Securities

                                    CUSTODIAN

                 Brown Brothers Harriman & Co., Private Bankers

                                 TRANSFER AGENT

                          UMB Fund Services Group, Inc.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                           PricewaterhouseCoopers LLP


NICHOLAS | APPLEGATE(R)

INSTITUTIONAL FUNDS

Nicholas-Applegate Securities, Distributor

[A company of Allianz LOGO]
Global Investors

AR0307INST

600 West Broadway
San Diego, California 92101
800.551.8043

ITEM 2. CODE OF ETHICS.

(a)The registrant has adopted a code of ethics that applies to the registrants principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
(b)The registrant has adopted a code of ethics that is reasonably designed to defer wrongdoing and to promote:

(1)Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)Compliance with applicable governmental laws, rules, and regulations;
(4)The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code;
and
(5)Accountability for adherence to the code.

(c)There have been no amendments, during the period covered by this Report, to a provision of the code of ethics that applies to the registrants principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of weather these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.
(d)The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrants principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
(e)Not applicable.
(f)(1) A copy of the code of ethics referenced in Item 2(a) of this Form N-CSR is filed as Exhibit 12(a)(1) of this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrants Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.
(2) The following independent Trustees have been designated as audit committee financial experts by the Board of Trustees: George F. Keane, Walter E. Auch, Darlene T. DeRemer and John J. Murphy. Messrs. Keane, Auch and Murphy and Ms. DeRemer are independent as defined in Item 3(a) (2) of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)AUDIT FEES
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the  audit of the registrants annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $290,145 for 2007 and $239,266.00 for 2006.

(b)AUDIT-RELATED FEES
        Not applicable.

(c)  Tax Fees
The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are $83,500 for 2007 and $45,840.00 for 2006.  These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state, local and Mauritius entity tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification.

 (d) All Other Fees
The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $27,800 for 2007 and $17,730 for 2006. These services consisted of review of ownership changes for the NAIF Funds and consulting services related to preparation of 382 limit calculation.

(e)(1) The registrant has adopted pre-approval policies and procedures consistent with Rule 2-01(c) (7) of Regulation S-X. The policies and procedures allow for the pre-approval of the following non-audit services: consultations on GAAP and/or financial statement disclosure matters not exceeding $25,000/year; consultations on tax accounting matters not exceeding $25,000/year; review of annual excise distribution provisions not exceeding $15,000/year; and, various regulatory and tax filings in foreign jurisdictions (such as India, Taiwan and Venezuela) not exceeding $25,000/year. The policies and procedures require quarterly reporting to the Audit Committee of all such services performed and related fees billed pursuant to the policies and procedures.
(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable.
(c) 75%
(d) 25%

(f) If greater than 50% The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most    recent fiscal year that were  attributed  to work  performed by persons other than the principal accountant's full-time,  permanent employees was not applicable

(g)    The aggregate non-audit fees billed by the registrant's  accountant for services  rendered to the registrant, and rendered to the registrant's investment  adviser  (not  including  any  sub-adviser  whose  role  is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the  registrant  for  each  of the  last  two  fiscal  years  of the registrant was $30,000 for 2007 and $0 for 2006.

(h) The registrants Audit Committee has considered whether the provision of non-audit services that were rendered to the registrants investment advisor (not including any subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountants independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSE-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.
ITEM 11. CONTROLS AND PROCEDURES.
Item 11(a) The registrants principal executive and financial officers have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the 1940 Act) are effective, as of a date within 90 days of the filing date of the report, that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1933, as amended.

Item 11(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) The registrants code of ethics that is the subject of the disclosure required by Item 2 is filed as Exhibit 12(a) (1)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) is filed as Exhibit 12(a) (2).

(b) The certifications required by Rule 30a-2(b) under the Act and Section 1350 of Chapter 63 of Title 18 of the United States Code are attached as exhibit 12(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas-Applegate Institutional Funds
 -------------------------------------

By (Signature and Title)

/s/ Horacio A. Valeiras
=======================
Horacio A. Valeiras
Title: Chief Executive Officer and President

Date: June 5, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By (Signature and Title)

/s/ Deborah A. Wussow
=======================
Deborah A. Wussow
Title: Chief Financial Officer and Treasurer

Date: June 5, 2007

* Print name and title of each signing officer under his or her signature.